The
Prudential
Medley Program

[PHOTO OMITTED]

Annual Report to
Participants

December 31, 1999

                                             [LOGO] Prudential
                                                    The Prudential Insurance
                                                    Company of America
                                                    751 Broad Street
                                                    Newark, NJ 07102-3777

                                                    Pruco Life Insurance Company
                                                    213 Washington Street
                                                    Newark, NJ 07102-2992

================================================================================

                          THE PRUDENTIAL MEDLEY PROGRAM

               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

---------------------------------------------------------------------------------------------------
                                                               One     Five       Ten     Inception
                                                               Year    Years     Years      Date
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
VCA-10 CAPITAL GROWTH ACCOUNT
---------------------------------------------------------------------------------------------------
Without Sales Charge(1)                                        0.40%   15.21%    12.96%     8/82
With Maximum Sales Charge(2)                                  -5.85%   14.84%    12.88%     8/82
---------------------------------------------------------------------------------------------------
VCA-11 MONEY MARKET ACCOUNT(3)
---------------------------------------------------------------------------------------------------
Without Sales Charge(1)                                        4.39%    4.79%     4.62%     8/82
With Maximum Sales Charge(2)                                  -1.73%    4.36%     4.54%     8/82
The current seven-day yield on December 31, 1999 was 5.04%
---------------------------------------------------------------------------------------------------
VCA-24(4)
---------------------------------------------------------------------------------------------------
WITHOUT SALES CHARGE(1)
Diversified Bond Account                                      -1.49%    6.99%     6.88%     5/83
Government Income Account                                     -3.42%    6.49%     6.28%     5/89
Conservative Balanced Account                                  5.84%   11.45%     9.39%     5/83
Flexible Managed Account                                       7.00%   13.75%    10.87%     5/83
Stock Index Account(5)                                        19.65%   27.17%    16.66%    10/87
Equity Account                                                11.61%   18.09%    14.06%     5/83
Global Account                                                47.14%   21.32%    12.23%     9/88

WITH MAXIMUM SALES CHARGE(2)
Diversified Bond Account                                      -7.50%    6.67%     6.87%     5/83
Government Income Account                                     -9.43%    6.17%     6.28%     5/89
Conservative Balanced Account                                 -0.21%   11.16%     9.37%     5/83
Flexible Managed Account                                       0.95%   13.48%    10.85%     5/83
Stock Index Account(5)                                        13.59%   26.99%    16.65%    10/87
Equity Account                                                 5.45%   17.80%    14.02%     5/83
Global Account                                                41.13%   21.13%    12.32%     9/88

These returns represent past performance. Investment return and principal value will fluctuate so that units, upon redemption, may be worth more or less than their original cost.

These returns represent past performance. Investment return and principal value will fluctuate so that units, upon redemption, may be worth more or less than their original cost.

(1) The results shown are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any deferred sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.
      Source: Prudential

(2) The results shown are calculated in the same manner as those shown above and in addition reflect the deduction of the following maximum deferred sales charges: "1 Year", 6%; "5 Year", 2%; and "10 Year or Since Inception", 0%. The performance results also reflect the impact of the $30 annual contract fee under The MEDLEY Program. Past performance cannot guarantee comparable future results.

(3)   For current yields on the Money Market Account, please call
      1-800-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Account will be able to maintain a stable unit value. It is possible to lose money by investing in the Account.

(4) The Prudential Variable Contract Account-24 (VCA-24) was first offered on May 1, 1987 (Stock Index Account on May 2, 1988, Government Income and Global Accounts on May 1, 1991). However, the underlying investment portfolios existed under other Prudential programs before they became part of The MEDLEY Program. For purposes of comparison, the returns have been recalculated to reflect a hypothetical return as if they were part of The MEDLEY Program from each portfolio's inception, using charges applicable to The MEDLEY Program.

(5) Standard & Poor's, S&P, Standard & Poor's 500, and 500 are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries. The Account is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Account.

Table of Contents
--------------------------------------------------------------------------------
 I   Letter to Medley Participants...........................................3
     Market Commentary.......................................................4

 II  VCA-10 Capital Growth Account...........................................8
     Financial Statements...................................................10

 III VCA-11 Money Market Account............................................20
     Financial Statements...................................................22

 IV  VCA-24 Prudential Variable Contract Account-24.........................AA

 V   The Prudential Series Fund, Inc.
     Diversified Bond Portfolio.............................................30
     Government Income Portfolio............................................32
     Conservative Balanced Portfolio........................................34
     Flexible Managed Portfolio.............................................36
     Stock Index Portfolio..................................................38
     Equity Portfolio.......................................................40
     Global Portfolio.......................................................42

 VI  The Prudential Series Fund, Inc.
     Financial Statements...................................................A1
     Schedule of Investments................................................B1
     Notes to Financial Statements..........................................C1
     Financial Highlights...................................................D1
     Report of Independent Accountants......................................E1

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24), The MEDLEY Program. VCA-10, VCA-11 and VCA-24 are distributed by Prudential Investment Management Services LLC, a subsidiary of The Prudential Insurance Company of America. VCA-10, VCA-11 and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, Newark, NJ.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund, Inc.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of December 31, 1999, please call the telephone number on the back of this report.

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                                        2

LETTER TO CONTRACT OWNERS

--------------------------------------------------------------------------------
Year Ended December 31, 1999
--------------------------------------------------------------------------------

[PHOTO OMITTED]
CHAIRMAN
JOHN R. STRANGFELD

"People differ in their level of comfort when the value of their investments fluctuates. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable life insurance or variable annuity contract in the context of your entire portfolio of investments."

DEAR CONTRACT OWNER:

This Annual Report reviews the investment strategies and performance of the portfolios available in your Prudential variable life insurance or variable annuity contract.

A LOOK BACK AT 1999

Last year, technology growth stocks far outperformed most other investments. Around the world, the spread of computers, the Internet, and wireless telecommunications is transforming the way people live. This resulted in increases in the valuation of many companies in that sector. Emerging market securities also had particularly strong returns, as the economic recovery of Asia restored investor confidence in these countries. Meanwhile, most bond investments did not perform well, nor did small-cap value stocks.

2000: A FIRST GLANCE

The new year began with a wave of profit taking, offset by good news on inflation, only to be driven lower by renewed concerns about inflation. The result has been significant daily market moves, both positive and negative. These daily, monthly, and even yearly developments in the market are important, and can be very interesting. It's equally important, however, to keep in mind the fundamentals of investing: asset allocation, diversification, and a systematic plan to reach long-term goals.

KNOW YOUR OWN COMFORT LEVEL

People differ in their level of comfort when the value of their investments fluctuates. Moreover, they may prefer less volatility as they approach retirement. We recommend that you consider your variable life insurance or variable annuity contract in the context of your entire portfolio of investments.

REBALANCING YOUR PORTFOLIO

After a divergent market such as the past year's, when returns were concentrated in a narrow group of securities, you may find that the balance among your holdings has changed. You may have a larger proportion in stocks than you are comfortable with, or a larger proportion in growth stocks. It may be a good idea to rebalance your holdings to restore the allocation that you had chosen to meet your needs.

THE VALUE OF PROFESSIONAL GUIDANCE

Your financial professional can help you determine if adjustments should be made, whether in light of today's dynamic marketplace, or if your needs have changed. The important point is for you to be comfortable with a plan to help reach your personal goals, rather than allowing your assets to drift with market activity.

Sincerely,


/s/ John R. Strangfeld
John R. Strangfeld
Chairman
The Prudential Medley Program                                   January 26, 2000

EQUITY COMMENTARY

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

Global economic recovery and tech take off

Economies around the world began to recover in 1999 as a global financial crisis that had roiled financial markets in 1997 and 1998 subsided. A flight of capital away from emerging market countries had resulted in economic recessions and weakened currencies in many of these nations. But in 1999 the weaker currencies helped boost their exports and revive their economies. Because the world economy was more stable, investors poured money into stocks and bonds of developing markets and stocks in Latin America, eastern Europe and Asia rose dramatically. Japanese stocks also rallied as that nation attacked its structural, financial and business problems.

The pickup in global economic demand boosted commodity prices. The United States saw strong advances for industrial cyclical stocks such as basic materials and capital goods. Booming economies, however, often lead to higher interest rates, so investors were cautious about rising rates throughout the year.

--------------------------------------------------------------------------------
PERFORMANCE OF KEY STOCK MARKET INDEXES
THROUGH DECEMBER 31, 1999
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                           SIX MONTHS          1999
                                           ----------          ----
S&P 500                                        7.7%            21.0%
S&P/BARRA VALUE                               -1.1%            12.7%
S&P/BARRA GROWTH                              15.6%            28.3%
RUSSELL 2000 VALUE                            -6.4%            -1.5%
RUSSELL 2000 GROWTH                           26.8%            43.1%
MSCI WORLD INDEX FREE*                        15.1%            24.8%
MSCI EUROPE INDEX*                            18.8%            15.9%
MSCI JAPAN INDEX*                             33.8%            61.5%

--------------------------------------------------------------------------------

*In U.S. currency.

Sources: Morgan Stanley Capital International (MSCI), Standard & Poor's, Frank Russell Company and Prudential as of December 31, 1999. S&P 500 Composite, Russell 2000, and Morgan Stanley Capital International indexes are unmanaged indexes of stocks that provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index. Please refer to inside back cover for benchmark definitions.

The views expressed are as of January 26, 2000, and are subject to change based on market and other conditions.

Growth stocks are normally interest rate sensitive, because rising rates reduce the value of future earnings. In addition, growth companies looking to expand may borrow from banks or issue bonds. This year, however, a surging tech sector provided an environment in which companies could raise funds relatively easily by issuing stock. The tech-heavy Nasdaq Composite closed at a record 4,069--an 86% gain for the year. Small and mid-cap U.S. growth stocks also had strong performances. The Russell Midcap Growth Index gained 51%; the Russell 2000 Smallcap Growth Index rose 43%.

In contrast, both small-cap value and mid-cap value stocks declined during 1999. At the beginning of 1999, value stocks were already much cheaper than growth stocks, and the sharp difference in performance over the course of the year increased these disparities in relative value.

Geographically broad-based stock gains

The improved commodities markets and lower production costs due to currency devaluations made an excellent environment for the stocks of many developing countries. In Latin America, Mexico benefited from the increased linkage of its economy to the developed countries to its north; its stocks soared 82% (in U.S. dollars). Brazil also had a strong year. Both were rebounding from severe declines in 1998.

Among developed markets, the telecommunications sector saw considerable jockeying for position, with merger and takeover offers common. Telecom giant Nokia led the Nordic region to an 88% return. Developed Europe, as a whole, trailed the global markets but picked up toward the end of the year. The Japanese stock market rose 62% (in U.S. dollars) in part from the rise of the yen with respect to the U.S. dollar.

Within the United States, gains were narrow

Increases in prices of U.S. stocks were concentrated. Many technology stocks had extraordinary returns, whether they were giant companies like Cisco Systems and Intel or initial public offerings (IPOs) of Internet companies with no earnings. Although some inexpensive sectors of the U.S. stock market--capital goods, basic materials, consumer cyclicals and energy--had good returns in 1999, value stocks overall trailed growth by a very broad margin. In the Russell 3000, which reflects all market capitalization sectors, growth stocks returned 34% while value stocks gained 7%.

EQUITY OUTLOOK 2000

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

How long can it continue?
--------------------------------------------------------------------------------
The key uncertainty is whether the intense speculation in technology, Internet and communications stocks that accelerated late in 1999 will continue this year, or will investors turn to inexpensive industrial cyclical stocks such as capital goods and basic materials?

Although commodity prices and basic materials shares rose about 15% to 30% in 1999, they started from a very low base and are still relatively cheap. Commodity inventories are low, so accelerating global economic activity could push up prices and attract more investors to basic materials stocks. Because rising commodity prices also typically drive interest rates higher, this could trigger a market rotation away from the techs to industrials. Many industrial stocks have become quite inexpensive, while consolidation and restraint in investing in new capacity have prepared them to leverage the benefits of improving demand.

We expect continued earnings growth from many technology leaders as Internet use and wireless telecommunications spread to relatively undeveloped markets. Business-to-business Internet services are also growing rapidly. Despite the tremendous average gain of technology stocks in 1999, stock selection was and will continue to be important: When investors lost confidence in companies' prospects, the stocks fell, whether it was Amazon.com or a start-up.

U.S. stocks are generally expensive
--------------------------------------------------------------------------------
Our valuation models suggest the U.S. stock market (as represented by the S&P
500) is 15% to 20% overvalued. Market valuations are at a historic extreme--the dividend yield on the S&P 500 dropped to 1.16% and the price/earnings ratio reached 32.0. However, earnings estimates and revisions of estimates are still positive, which could provide the market with continued momentum.

Investors are paying more attention to earnings and trends than to valuations. When companies have missed estimates, even by small amounts, their shares have been punished. A broad decline in profit growth would be a danger signal. Normally, rising interest rates pose a threat to highly valued growth companies. In this earnings-focused market, however, it is not clear how investors will react should both interest rates and earnings continue to rise.

Given the uncertainty, the prudent course is to be exposed to the current trend and to alternatives--that is, to technology-intensive funds and to funds with a heavy exposure to commodity cyclicals. Although U.S. stocks are generally overvalued, there are still companies in many sectors that have good fundamentals, and whose shares are relatively inexpensive.

--------------------------------------------------------------------------------
Performance of U.S. Market Sectors Through December 31, 1999
--------------------------------------------------------------------------------

  [The following table was represented as a bar chart in the printed material.]

                                Six Months          1999

Technology                         40.4%            75.1%
Energy                            - 0.3%            19.0%
Capital Goods                       8.7%            28.9%
Utilities                         - 9.9%           - 8.9%
Communication Services              1.7%            19.1%
Basic Materials                     3.4%            26.4%
Consumer Cyclicals                  8.9%            22.3%
Healthcare                        - 7.9%           - 8.2%
Consumer Staples                  - 4.2%           - 6.3%
Financials                        - 7.9%             4.0%
Transportation                    -18.9%           - 9.7%

--------------------------------------------------------------------------------
Source: Standard & Poor's as of December 31, 1999. The S&P 500 Index is an unmanaged index of stocks that provides an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

BOND COMMENTARY
December 31, 1999

A challenging year for U.S. bonds
-------------------------------------------------------------------------------

This year proved to be the worst in the history of the 30-year U.S. Treasury bond. An investor who purchased this Treasury bond at a 5.10% yield at the beginning of 1999 lost more than 14% by the end of the year. Many investors sold Treasuries, believing they no longer needed these conservative securities because the global financial crisis had begun to fade in the first quarter of 1999. Later in the year, Treasuries sold off amid fear that inflation was building in the domestic and global economies. Rising inflation hurts bonds by eroding the value of their fixed interest payments.

Concerns about mounting inflation were well founded. Crude oil prices more than doubled in 1999, albeit from their lowest level in more than a decade. Furthermore, the lowest U.S. unemployment rate in 30 years fueled fears of growing wage pressures. Consumers and businesses spent vigorously, threatening to boost the prices of goods and services. With the U.S. economy growing rapidly, the Federal Reserve was bound to increase short-term interest rates to slow economic growth and prevent spiraling inflation. To compensate for the risk of rising short-term rates, investors drove prices of Treasuries lower, which caused their yields to climb. The Treasury market was down 2.56% in 1999, as measured by the Lehman Brothers U.S. Treasury Index.

The first short-term rate hike occurred in June 1999, when the Fed raised the federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point to 5.00%. Two more of the same magnitude followed in August and November 1999, which left the federal funds rate at 5.50%.

In this rising interest-rate environment, other fixed-income markets in the United States also sold off. Their prices, however, did not decline as much as the prices of Treasuries, because investors worried less about credit risks in 1999 than during the global financial crisis of 1997 and 1998. As a result, spreads--or the differences between the yields of other U.S. bond markets and Treasuries--generally declined in 1999, albeit with a fair amount of volatility Among the U.S. bond market sectors that performed better than Treasuries in 1999 were investment-grade corporate bonds, federal government agency securities, high-yield (junk) bonds, asset-backed securities and mortgage-backed securities.

 . . . but global growth aided emerging market bonds
-------------------------------------------------------------------------------

Although stronger-than-expected economic growth hurt bond markets in the United States, emerging market bonds benefited from the resurgence in the global economy.

They returned 23.07% for the year, beating all other fixed-income markets, as measured by the Lehman Brothers Emerging Market Index. As Asian and Latin American economies rebounded in 1999 from the global financial crisis, investors sought the bonds of nations such as South Korea and Brazil for their higher yields. Investors felt more confident about owning these riskier debt securities. Indeed, Moody's Investors Service upgraded the credit ratings of certain South Korean and Brazilian bonds.

      Performance of Fixed-Income Market Indexes Through December 31, 1999

                       Graphical Representation Presented


Source: Lehman Brothers as of December 31, 1999. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

IFS-20001-A050472

BOND OUTLOOK 2000
December 31,1999

U.S. bonds still haunted by rate-hike fears
-------------------------------------------------------------------------------

Uncertainty about whether the Federal Reserve will leave short-term interest rates unchanged or increase them by a quarter or half percentage point should heighten volatility in U.S. bond markets early in 2000.

After their most recent meeting in late December 1999, the Fed voted to hold monetary policy steady. But the central bank issued a statement which warned that if strong demand for goods and services continues to outstrip the potential supply, inflation could build in the U.S. economy, despite the growth in productivity. In other words, the Fed might need to hike short-term rates again to cool off the economy and keep inflation in check. The U.S. central bank's next meeting is scheduled for February 2000.

Prudential economists expect U.S. economic growth to slow substantially in the first half of 2000. But if signs of moderating economic growth do not emerge quickly enough, the belief that another increase in the federal funds rate is necessary should prompt investors to push bond yields higher (and their prices lower) early in the year. We expect the yield on the 30-year U.S. Treasury bond to climb early in 2000 toward the upper end of our expected trading range, which is 6.00% to 7.00%. The benchmark yield could then drift lower as it becomes clear that the U.S. economy is losing steam. Indeed, we expect the 30-year Treasury bond yield to end the year closer to 6.OO%. Despite the uncertainty facing the bond market early in 2000, we expect returns on U.S.
investment-grade bonds to exceed their rather dismal performance of 1999.

There is also upward pressure on European bond yields, because many economists expect the European Central Bank (ECB) eventually to increase its 3.00% refinancing rate (what it charges commercial banks for short-term loans) in the first half of 2000. European economic growth has accelerated amid growing demand for European exports, which became very competitive because of the euro's 14% decline against the U.S. dollar in 1999.

U.S. corporate bonds expected to outperform Treasuries
-------------------------------------------------------------------------------

We expect both U.S. investment-grade and high-yield (junk) corporate bonds to continue to perform better than comparable Treasuries, albeit to a lesser extent than in 1999. We believe many investors will remain comfortable owning the debt securities of corporations if economic growth in the United States stabilizes at a 3.5% annualized pace this year, as expected by Prudential economists. Junk bonds appear to he attractive in light of their higher-than-normal yields. The average yield of the Lehman Brothers High Yield Index stood at 11.50% at the end of 1999--its highest level in more than seven years.

Rally in emerging market bonds seen on track
-------------------------------------------------------------------------------

This growing appetite for higher-yielding assets should also continue to benefit emerging market bonds. We expect crossover buyers--such as those that normally purchase investment-grade bonds--to turn to emerging market bonds in Asia, Latin America and eastern Europe to enhance yields on their portfolios. For example, such investors might be attracted to Brazilian bonds because of that nation's improving economic fundamentals, consolidating fiscal reform, increasing levels of foreign direct investment, and better climate for Brazilian exports created by the global economic recovery. All things considered, we anticipate further improvement in emerging market bonds, even though we do not expect them to replicate the hefty returns of 1999.

                                        7
IFS-20001-A050472

VCA-10 CAPITAL GROWTH ACCOUNT

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

Long term growth of capital.

TYPES OF INVESTMENTS

Primarily stocks of a diversified group of major established companies in a variety of industries.

INVESTMENT STYLE

This Account uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                              [LINE CHART OMITTED]

                              [PLOT POINTS TO COME]

(1) The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results. Source: Lipper.

      Investment return and principal value of the Account will fluctuate resulting in a value which may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

(2) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance. Investors cannot invest directly in an index.

(3) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

Performance Summary
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Average Annual Returns Through December 31, 1999    1-Year  3-Year  5-Year  10-Year
-----------------------------------------------------------------------------------
Capital Growth Account(1)                           0.40%    8.52%  15.21%  12.96%
-----------------------------------------------------------------------------------
S&P 500(2)                                         21.03%   27.56%  28.54%  18.19%
-----------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average                7.75%   13.60%  18.45%  13.27%
-----------------------------------------------------------------------------------

VCA-10 Capital Growth Account inception date: 8/82.

Your account returned 0.40% in 1999, while the Lipper Multi-Cap Value Fund Average gained 7.75%. Although value stocks moved up sharply in the second quarter of the year 2000, stock market performance over the full year was tightly focused in technology growth stocks. Your account's strict value orientation through most of the year hurt its return, as the Account had substantially less invested in technology stocks than its benchmark. Moreover, the inexpensive technology stocks it did own didn't keep up with the sector average. Its consumer cyclicals, industrials, and financials also underperformed, while it benefited from the superior performance of its holdings in the consumer growth, energy, and utility sectors.

Performance Review
--------------------------------------------------------------------------------

A SPLIT MARKET. Technology stocks make up 30% of the S&P 500 Index, and their 75% gain for the year drove the Index return, while several other sectors, including health care and utilities, had negative average returns. The narrow market focus on technology and telecommunications rewarded growth investors, while punishing strict value managers. Although the Account substantially increased its technology holdings in the fourth quarter, its return for the year trailed.

INDUSTRIALS AND FINANCIALS. Two of the Account's largest focuses over the year were industrials and financials, but in the fourth quarter we reduced the emphasis on industrials. Overall, our holdings in these sectors did not perform well.

CONSUMER GROWTH. Our consumer growth stocks had superior performance, particularly MediaOne, our largest holding at year-end. The third largest cable operator in the United States, it is being acquired by AT&T.

ENERGY. Our energy holdings benefited from rising oil prices and strong demand driven by global economic growth. Our shares in Kerr McGee, an oil exploration company, made a particularly substantial contribution to our return.

Strategy Session
--------------------------------------------------------------------------------

WE ARE GIVING GREATER WEIGHT TO GROWTH POTENTIAL. During the fourth quarter, a new team of portfolio managers, Phil Schettewi and David Kiefer, took over management of the Account. They will continue to manage it in a value style, but they will give greater consideration to a company's capacity for long-term earnings growth. Nonetheless, they expect the Account to benefit from a rebound in value stocks when today's huge disparities in measures of relative value move toward their historical averages.

BASIC MATERIALS HAVE FURTHER TO GO. Our largest focus currently is on basic materials stocks. Despite recent gains, they still are attractively priced, while the strongly growing world economy is increasing demand for industrial commodities. We will be looking to take profits as these stocks move up.

ENERGY SUPPLY/DEMAND IMBALANCE. While OPEC has a new-found production discipline, demand for energy commodities is rising as Asian, European, and Latin American countries join the United States in strong economic growth.

Outlook
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS DAVID A. KIEFER AND PHILLIP J. SCHETTEWI

[PHOTO OMITTED][PHOTO OMITTED]

"We are changing the management style of the Account somewhat. It will still be a value style, which has an excellent long-term history, but it will not be so tightly focused on the price of a share. We will take into account a company's historical earnings growth rate and its potential for further growth as well. As the market swings from favoring one investment style to another, these changes should reduce the volatility of the Account's return. The recent advantage of growth investing produced unprecedented differences in value. Whereas we do not believe such disparities can be sustained, we are reducing our dependence upon their being corrected in the short term."

Portfolio Composition
----------------------------------
Consumer Growth & Stable     24.3%
----------------------------------
Finance                      19.1%
----------------------------------
Industrial                   17.7%
----------------------------------
Technology                   17.6%
----------------------------------
Utility                      10.9%
----------------------------------
Consumer Cyclical             6.8%
----------------------------------
Energy                        3.6%
----------------------------------

Source: Prudential. Holdings are subject to change.

Top Ten Holdings
----------------------------------
Mediaone Group Inc.           2.6%
----------------------------------
Eastman Kodak Co.             2.5%
----------------------------------
XL Capital Limited            2.4%
----------------------------------
Alltel Corp.                  2.4%
----------------------------------
Tenet Healthcare              2.3%
----------------------------------
Georgia Pacific Corp.         2.2%
----------------------------------
Loral Space & Communication   2.2%
----------------------------------
Columbia HCA Healthcare Corp. 2.0%
----------------------------------
Citigroup Inc.                1.9%
----------------------------------
Seagate Tech & Inc.           1.9%
----------------------------------

Source: Prudential. Holdings are subject to change.

                        FINANCIAL HIGHLIGHTS FOR VCA-10
               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)

                                                                   YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
                                                1999          1998           1997          1996         1995
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                            $   .1232     $    .0956     $   .0757     $   .0657     $   .0609
EXPENSES
  For investment management fee                 (.0172)        (.0177)       (.0154)       (.0118)       (.0094)
  For administrative expenses                   (.0513)        (.0530)       (.0461)       (.0354)       (.0282)
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                            .0547          .0249         .0142         .0185         .0233
CAPITAL CHANGES
  Change in net realized gain on investments     .2537          .8002        1.2761         .5085         .3850
  Net change in unrealized appreciation
  (depreciation) on investments                 (.2814)       (1.0426)        .3841         .5682         .4744
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Unit
  Accumulation Value                              .027        (0.2175)       1.6744        1.0952         .8827
Accumulation Unit Value
  Beginning of year                             6.7952         7.0127        5.3383        4.2431        3.3604
----------------------------------------------------------------------------------------------------------------
  End of year                                $  6.8222   $     6.7952   $    7.0127   $    5.3383     $  4.2431
----------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
  AVERAGE NET ASSETS**                            1.00%          1.00%         1.00%         1.00%         1.00%
----------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS**                             .79%           .36%          .24%          .39%          .61%
----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             82%            49%           47%           52%           45%
----------------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
  for Participants at end of period
  (000's omitted)                               63,330         80,431        83,261        91,532        81,817
----------------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.
**These calculations exclude Prudential's equity in VCA-10.
The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                        SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
                 STATEMENT OF NET ASSETS AS OF DECEMBER 31,1999

COMMON STOCK                                                            VALUE
INVESTMENTS                                             SHARES        [NOTE 2A]
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 3.9%
Lockheed Martin Corp.                                   346,900        7,588,438
Loral Space and
  Communications Ltd.                                   384,900        9,357,881
                                                                    ------------
                                                                      16,946,319
--------------------------------------------------------------------------------
APPAREL - 0.2%
Liz Claiborne, Inc.                                      22,200          835,275
--------------------------------------------------------------------------------
AUTOS & TRUCKS - 2.1%
General Motors Corp.                                     90,900        6,607,294
Tower Automotive, Inc. (a)                              154,800        2,389,725
                                                                    ------------
                                                                       8,997,019
--------------------------------------------------------------------------------
CHEMICALS - 4.8%
Agrium, Inc.                                            188,000        1,480,500
CK Witco Corp.                                          317,400        4,245,225
Cytec Industries, Inc. (a)                              338,000        7,816,250
French Fragrances, Inc. (a)                              58,700          377,881
Praxair, Inc.                                           134,700        6,777,094
                                                                    ------------
                                                                      20,696,950
--------------------------------------------------------------------------------
COMPUTER - 3.4%
Compaq Computer Corp.                                   279,500        7,563,969
Hewlett Packard Co.                                      62,700        7,143,881
                                                                    ------------
                                                                      14,707,850
--------------------------------------------------------------------------------
COMPUTER RELATED - 4.5%
Computer Association
  International                                          99,700        6,972,769
Electronic Data Systems Corp.                            64,200        4,297,388
Seagate Technology, Inc. (a)                            174,200        8,111,186
                                                                    ------------
                                                                      19,381,343
--------------------------------------------------------------------------------
CONSUMER SERVICES - 4.8%
Convergys Corp.                                         239,800        7,373,850
Reynolds & Reynolds Co.
  (Class 'A' Stock)                                     290,000        6,525,000
Service Corp. International                             100,500          697,219
Unisys Corp. (a)                                        190,700        6,090,481
                                                                    ------------
                                                                      20,686,550
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.0%
Belden, Inc.                                             75,200        1,579,200
Hussmann International, Inc.                            181,100        2,727,819
                                                                    ------------
                                                                       4,307,019
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION - 0.7%
Arrow Electronics, Inc. (a)                              55,200        1,400,700
Avnet, Inc.                                              23,300        1,409,650
                                                                    ------------
                                                                       2,810,350
--------------------------------------------------------------------------------
ELECTRONICS - 4.5%
Micron Technology                                        51,900        4,035,225
National Semiconductor Corp. (a)                        112,280        4,806,988
Peco Energy Co.                                         192,100        6,675,475
SCI System, Inc.                                         48,800        4,010,750
                                                                    ------------
                                                                      19,528,438
--------------------------------------------------------------------------------
EXPLORATION & PRODUCTION - 5.1%
Coastal Corp.                                           185,900        6,587,831
Devon Energy Corp.                                      115,700        3,803,638
Kerr McGee Corp.                                         82,037        5,086,294
Royal Dutch Petroleum Co.                               106,500        6,436,594
                                                                    ------------
                                                                      21,914,357
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 5.4%
Citigroup, Inc.                                         151,198        8,400,937
Financial Security Assurance
  Holdings Corp.                                         64,300        3,351,638
Household International                                 162,300        6,045,675
Washington Mutual                                       221,800        5,766,800
                                                                    ------------
                                                                      23,565,050
--------------------------------------------------------------------------------
FOODS/BEVERAGES - 2.8%
Delhaize America, Inc.                                        1               14
Diageo PLC SA ADR                                       172,000        5,504,000
Sara Lee Corp.                                          137,700        3,038,006
Suiza Foods Corp. (a)                                    88,600        3,510,775
                                                                    ------------
                                                                      12,052,795
--------------------------------------------------------------------------------
HEALTHCARE - 9.2%
Columbia/HCA Healthcare Corp.                           299,300        8,773,231
Foundation Health Systems (a)
  (Class 'A' Stock)                                     100,600          999,713
Mallinckrodt, Inc.                                      124,000        3,944,750
Pacificare Health Systems (a)                            58,300        3,089,900
Tenet Healthcare Corp. (a)                              432,200       10,156,698
United HealthCare Corp.                                 105,500        5,604,688
Wellpoint Health Networks,
  Inc. (a)                                              113,000        7,450,938
                                                                    ------------
                                                                      40,019,918
--------------------------------------------------------------------------------
HOTELS & MOTELS - 0.7%
Hilton Hotels Corp.                                     277,700        2,672,861
RFS Hotel Investors, Inc.                                30,200          315,213
                                                                    ------------
                                                                       2,988,074
--------------------------------------------------------------------------------
INSURANCE - 12.1%
Ace Ltd.                                                 45,175          753,858
Berkley (W.R.) Corp.                                    275,500        5,751,063
Conseco, Inc.                                           302,200        5,401,825
Loews Corp.                                              86,500        5,249,469

                        SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
                 STATEMENT OF NET ASSETS AS OF DECEMBER 31,1999

COMMON STOCK                                                            VALUE
INVESTMENTS                                             SHARES        [NOTE 2A]
--------------------------------------------------------------------------------
INSURANCE (CONT'D)
Old Republic International Corp.                       $224,550     $  3,059,494
3COM Corp.                                              137,200        6,448,400
Torchmark Corp.                                         250,000        7,265,625
Travelers Property Casualty
  (Class 'A' Stock)                                     119,900        4,106,575
Trenwick Group, Inc.                                    249,850        4,231,834
XL Capital Ltd.
  (Class 'A' Stock)                                     197,914       10,266,789
                                                                    ------------
                                                                      52,534,932
--------------------------------------------------------------------------------
LEISURE - 0.1%
Brunswick Corp.                                          26,400          587,400
--------------------------------------------------------------------------------
MACHINERY - 1.1%
Applied Power Co.
  (Class 'A' Stock)                                      67,800        2,491,650
Columbus McKinnon Corp.                                  13,300          134,663
Hardinge, Inc.                                          178,775        2,335,248
                                                                    ------------
                                                                       4,961,561
--------------------------------------------------------------------------------
MEDIA - 3.0%
Belo (A.H.) Corp.
  (Class 'A' Stock)                                      95,000        1,810,938
MediaOne Group, Inc. (a)                                147,200       11,306,800
Young Broadcasting Corp. (a)
  (Class 'A' Stock)                                       1,000           51,000
                                                                    ------------
                                                                      13,168,738
--------------------------------------------------------------------------------
METALS - 3.3%
Alcoa, Inc.                                              92,500        7,677,500
Broken Hill Proprietary
  Company Ltd. ADR                                      162,700        4,321,719
The Carbide/Graphite Group (a)                          368,500        2,395,250
                                                                    ------------
                                                                      14,394,469
--------------------------------------------------------------------------------
MISCELLANEOUS-INDUSTRIAL - 0.5%
Varian Medical Systems, Inc.                             74,300        2,215,069
--------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 2.4%
Harris Corp.                                            182,400        4,867,800
Xerox Corp.                                             249,300        5,655,994
                                                                    ------------
                                                                      10,523,794
--------------------------------------------------------------------------------
PAPER PRODUCTS - 3.5%
Georgia Pacific Corp.
  (GP Group)                                            189,300        9,606,975
Georgia Pacific Corp.
  (Timber Group)                                        101,800        2,506,825
Mead Corp.                                               73,700        3,201,344
                                                                    ------------
                                                                      15,315,144
--------------------------------------------------------------------------------
PHOTOGRAPHY - 2.5%
Eastman Kodak Co.                                       160,600       10,639,750
--------------------------------------------------------------------------------
RAILROADS - 0.8%
Burlington Northern Santa Fe Corp.                      150,700        3,654,475
--------------------------------------------------------------------------------
REGIONAL BANKS - 2.6%
Bank One Corp.                                          235,654        7,555,656
PNC Bank Corp.                                           79,300        3,528,850
                                                                    ------------
                                                                      11,084,506
--------------------------------------------------------------------------------
RESTAURANTS - 2.0%
CKE Restaurants, Inc.                                   170,100          999,338
Darden Restaurants, Inc.                                433,800        7,862,625
                                                                    ------------
                                                                       8,861,963
--------------------------------------------------------------------------------
RETAIL - 4.4%
Dillards, Inc.
  (Class 'A' Stock)                                     203,100        4,100,081
Federated Department Stores                             131,200        6,633,800
Limited, Inc.                                            88,017        3,812,236
Payless Shoesource (a)                                   25,800        1,212,600
Toys R Us, Inc.                                         242,200        3,466,488
                                                                    ------------
                                                                      19,225,205
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.9%
ALLTEL Corp.                                            123,778       10,234,893
GTE Corp.                                                90,200        6,364,738
SBC Communications, Inc.                                 93,400        4,553,250
                                                                    ------------
                                                                      21,152,881
--------------------------------------------------------------------------------
TOBACCO 1.0%
Philip Morris Co.                                       189,900        4,403,306
--------------------------------------------------------------------------------
UTILITY - ELECTRIC 0.5%
Niagara Mohawk Holdings, Inc. (a)                        17,100          238,331
NSTAR                                                    51,500        2,085,750
                                                                    ------------
                                                                       2,324,081
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS - 97.8%
  (Cost: $390,550,889)                                              $424,484,581
--------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
                 STATEMENT OF NET ASSETS AS OF DECEMBER 31,1999

                                                                       PRINCIPAL
                                                      AMOUNT               VALUE
                                                       (OOO)           [NOTE 2A]
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.5%
REPURCHASE AGREEMENT
  Bear, Stearns & Co., Inc., 2.73%,
  dated 12/31/99, due 1/3/00 in the
  amount of $10,744,443 (cost
  $10,742,000), value of the
  collateral including accrued
  interest - $10,962,946
                                                  $   10,742      $  10,742,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.3%
  (Cost $401,292,889)                                             $ 435,226,581
--------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
Dividends and Interest Receivable                                       704,021
Receivable for Investments Sold                                       5,529,003
Payable to bank                                                          (4,832)
Payable for Pending Capital Transactions                               (448,939)
Payable for Investments Purchased                                    (7,228,655)
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS - 0.3%                                               (1,449,402)
--------------------------------------------------------------------------------
NET ASSETS - 100%                                                 $ 433,777,179
--------------------------------------------------------------------------------
Net Assets, representing:
Equity of Participants
  63,329,581 Accumulation Units at an
  Accumulation Unit Value of $6.8222                                432,044,474
Equity of Prudential Insurance
  Company of America                                                  1,732,705
                                                                  -------------
                                                                  $ 433,777,179
--------------------------------------------------------------------------------

The following abbreviations are used in portfolio descriptions:
      ADR - American Depository Receipt
      PLC - Public Limited Company
      SA - Sociedad Anomie (Spanish Corporation)
(a) Non-income producing security.

                        See Notes to Financial Statements

                         FINANCIAL STATEMENTS OF VCA-10
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
YEAR ENDED                                                     DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2B]
  Dividends (net of $3,907 foreign withholding tax)              $  6,937,797
  Interest                                                          1,660,592
--------------------------------------------------------------------------------
TOTAL INCOME                                                        8,598,389
--------------------------------------------------------------------------------
EXPENSES [NOTE 3]
  Fees Charged to Participants for Investment Management Fee        1,196,014
  Fees Charged to Participants for Administrative Expenses          3,587,214
--------------------------------------------------------------------------------
Total Expenses                                                      4,783,228
--------------------------------------------------------------------------------
INVESTMENT INCOME -- NET                                            3,815,161
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS -- NET [NOTE 2B]
  Realized Gain on Investments -- Net                              21,727,366
  Decrease in Unrealized Appreciation on Investments -- Net       (23,170,828)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (1,443,462)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  2,371,699
================================================================================

                      STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------

YEAR ENDED                                                 DECEMBER 31, 1999    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------
OPERATIONS
  Investment Income -- Net                                   $   3,815,161        $   2,143,678
  Realized Gain on Investments -- Net                           21,727,366           67,764,851
  Decrease In Unrealized Appreciation on Investments -- Net    (23,170,828)         (91,652,147)
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                      2,371,699          (21,743,618)
-------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
  Purchase Payments and Transfers In                            57,561,612          118,653,634
  Withdrawals and Transfers Out                               (174,198,348)        (134,406,195)
  Annual Account Charges Deducted from
    Participants' Accounts [Note 3b]                               (89,020)            (106,534)
-------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM CAPITAL TRANSACTIONS                         (116,725,756)         (15,859,095)
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM SURPLUS TRANSFERS [NOTE 6]                        (83,117)          (1,425,180)
-------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                  (114,437,174)         (39,027,893)
NET ASSETS
  Beginning of Year                                            548,214,353          587,242,246
-------------------------------------------------------------------------------------------------
  End of Year                                                $ 433,777,179        $ 548,214,353
=================================================================================================

                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-10
--------------------------------------------------------------------------------

NOTE 1: GENERAL

      The Prudential Variable Contract Account-10 (VCA-10 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (Contract-holders) in connection with retirement arrangements made available to their employees (Participants). The Account's investment objective is long-term growth of capital. The Account's investment objective is long-term growth of capital. The Account's investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      A. SECURITIES VALUATION

      EQUITY SECURITIES

      Securities for which the primary market is on an exchange are generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Committee.

      FIXED INCOME SECURITIES

      Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

      SHORT-TERM INVESTMENTS

      Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

NOTES TO FINANCIAL STATEMENTS OF VCA-10
--------------------------------------------------------------------------------

      B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

      Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      C. REPURCHASE AGREEMENTS

      Repurchase agreements may be considered loans of money to the seller of the underlying security. VCA-10 will not enter into repurchase agreements unless the agreement is fully collateralized, i.e., the value of the underlying collateral securities is, and during the entire term of the agreement remains, at least equal to the amount of the 'loan' including accrued interest. VCA-10's custodian will take possession of the collateral and will value it daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, VCA-10 may incur a loss in the market value of the collateral as well as disposition costs; and, if a party with whom VCA-10 had entered into a repurchase agreement becomes insolvent, VCA-10's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.

      D. TAXES

      The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

NOTE 3: CHARGES

      A. Prudential acts as investment manager for VCA-10 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participant's equity in VCA-10, is paid to Prudential. Three quarters of this charge (0.75%) is for administrative expenses not provided by the annual account charge, and one quarter (0.25%) is for investment management services.

      B. An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

NOTES TO FINANCIAL STATEMENTS OF VCA-10
--------------------------------------------------------------------------------

      C. For the year ended December 31, 1999 and the year ended December 31, 1998, Prudential has advised the Account that they received deferred sales charges of $10,420 and $9,116, respectively.

NOTE 4: PURCHASES AND SALES OF PORTFOLIO SECURITIES

      For the year ended December 31, 1999, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $367,726,205 and $475,639,924, respectively.

NOTE 5: UNIT TRANSACTIONS

      The number of Accumulation Units issued and redeemed for the years ended December 31, 1999 and 1998 is as follows:

                                    1999         1998
                ----------------------------------------
                Units issued      8,372,387   17,443,446
                ----------------------------------------
                Units redeemed   26,439,756   20,273,521
                ----------------------------------------

NOTE 6: NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

      The decrease in net assets resulting from surplus transfers represents the net withdrawals from the equity of Prudential from VCA-10.

NOTE 7: RELATED PARTY TRANSACTIONS

      For the year ended December 31, 1999, Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $17,046 in brokerage commissions from portfolio transactions executed on behalf of VCA-10. During the year ended December 31, 1999, Prudential has advised the Account that it received $24,016 in loan origination fees.

NOTE 8: PARTICIPANT LOANS

      Loans are considered to be withdrawals from the Account from which the loan amount was deducted; however no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

      Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

      For the year ended December 31, 1999, $2,395,948 in participant loans were withdrawn from VCA-10 and $1,733,215 of principal and interest was repaid to VCA-10. For the year ended December 31, 1998, $2,651,758 in participant loans was withdrawn from VCA-10 and $1,908,945 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Committee and Participants
of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America (the "Account") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.The accompanying finanicial highlights for the year ended December 31, 1995 were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.


PricewaterhouseCoopers LLP
New York, New York
February 23, 2000

VCA-11 MONEY MARKET ACCOUNT

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

Current income consistent with preservation of capital and liquidity.

TYPES OF INVESTMENTS

Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs); Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                              [LINE CHART OMITTED]

                              [PLOT POINTS TO COME]

(1) The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results. Source: Lipper.

      Investment return and principal value of the Account will fluctuate resulting in a value which may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

      For current yields on the Money Market Account, please call
      1-800-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Account will be able to maintain a stable share value of $10.00. It is possible to lose money by investing in the Account.

(2) The Salomon Brothers 3-Month Treasury Bill Index is an index whereby equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

Performance Summary
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Average Annual Returns Through December 31, 1999    1-Year   3-Year  5-Year  10-Year
------------------------------------------------------------------------------------
Money Market Account(1)                            4.39%     4.66%   4.79%   4.62%
------------------------------------------------------------------------------------
Salomon Brothers T-Bills(2)                        4.73%     5.01%   5.21%   5.06%
------------------------------------------------------------------------------------

Money Market Account inception date: 8/82.

Participants in the money markets nursed a major concern throughout 1999: the Federal Reserve would have to increase a key short-term interest rate to slow U.S. economic growth and prevent the sort of economic imbalances that can lead to higher inflation. As it turned out, the Fed hiked the federal funds rate (what U.S. banks charge each other for overnight loans) three times, and investors drove money market yields higher both before and after the changes in U.S. monetary policy. The Account took advantage of this trend by locking in attractive yields on money market securities of various maturities. The Account returned 4.39% for the year, compared with 4.73% on the Salomon Brothers Three-Month Treasury Bill Index. Its current seven-day yield was 5.04% on December 31, 1999.

Performance Review
--------------------------------------------------------------------------------

ACCOUNT ADVANTAGEOUSLY POSITIONED HEADING INTO 2000. We expect the Account to benefit in 2000 from its higher-than-normal exposure to adjustable-rate money market securities that were purchased at attractive levels in 1999.

Strategy Session
--------------------------------------------------------------------------------

WE MOVED QUICKLY TO LOCK IN HIGHER YIELDS.

In the first quarter of 1999, the risk of higher inflation led many money market participants to believe the Fed would soon increase the federal funds rate to cool off the U.S. economy. A rate increase can curb economic growth by pushing borrowing costs higher for consumers and businesses. In anticipation of this change in monetary policy, investors demanded higher yields on money market securities. We did not believe a short-term rate hike was imminent, nor did we believe the Fed would move as aggressively as indicated by the rise in yields. Therefore, we took advantage of this trend by locking in attractive yields on one-year securities of banks and industrial companies in the first quarter of 1999.

The U.S. central bank did not act until June 30, 1999, when it increased the federal funds rate by a quarter of a percentage point to 5.00%. That move was followed by another of the same magnitude that raised the key rate to 5.25% on August 24, 1999. As money market yields continued to rise, we purchased securtiies of banks and corporations maturing in 13 months that provided solid yields.

YEAR 2000 COMPUTER ANXIETIES CREATED BUYING OPPORTUNITIES.

Repeated changes in U.S. monetary policy were just one of the concerns that affected money markets in the second half of 1999. Corporate treasurers, among others, wanted to minimize any risk that computers might malfunction at the end of the year when they tried to switch their internal dates from 1999 to 2000. Accordingly, some banks and corporations rushed to complete their year-end borrowing early. For example, in the summer of 1999, they began to issue an unusually large amount of money market securities with interest rates that adjusted periodically, based on London Interbank Offered Rates. (LIBORs are widely quoted money market yields.) These securities provided unusually attractive yield spreads in order to appeal to investors. We took advantage of this buying opportunity, increasing adjustable-rate securities to nearly 37% of the Account's total investments as of December 31, 1999--up from roughly 29% a year earlier. These inexpensively priced adjustable-rate securities should help the Account to be advantgeously positioned heading into 2000.

WE JUMPED THE GUN.

We also prepared the Account to accommodate normal year-end shareholder liquidity needs and any additional withdrawals that might have occurred due to potential year 2000 computer difficulties. In Octoboer, we purchased securities that matured at the end of 1999 so the Account could have enough cash on hand at that potentially volatile time of year. In hindsight, we should have waited until early December. The Fed had hiked the federal funds rate by another quarter of a percentage point to 5.50% in mid-November. As a result, money market yields were much higher in early December than in october, and securities maturing at the end of the year were priced more attractively. Nevertheless, in December 1999, we were able to buy attractively priced securities maturing in February and March 2000. These purchases enhanced the Account's yield and allowed us to avoid having to invest during the lower-interest-rate environment that typically occurs in early January.


OUTLOOK

PORTFOLIO MANAGER ROBERT BROWNE

WE EXPECT MORE SHORT-TERM RATE HIKES.

          "Continued heavy spending by consumers and a strong domestic labor
[PHOTO] market have heightened the risk of rising inflation in the U.S. economy. Therefore, we expect the Fed to tighten monetary policy on more than one occasion in 2000."

PORTFOLIO COMPOSITION

  Other Corp. Oblg.                            33.2%
  Other Commercial Paper                       22.6%
  U.S. Bank Oblg.                              15.4%
  Yankee Commercial Paper                      12.1%
  Foreign Bank Oblg.                            7.9%
  Bank Holding Company Oblg.                    7.7%
  Funding Agreements                            1.1%

Source: Prudential. Holdings are subject to change.

                         FINANCIAL HIGHLIGHTS FOR VCA-11

                INCOME AND CAPITAL CHANGES ACCUMULATION PER UNIT*
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)


                                                                              YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------
                                                                 1999        1998          1997         1996           1995
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ........................................     $ .1378      $ .1411       $ .1353      $ .1281       $ .1313

EXPENSES
For investment management tee ............................      (.0065)      (.0062)       (.0059)      (.0056)       (.0054)
For administrative expenses not covered
     by the annual account charge ........................      (.0194)      (.0186)       (.0178)      (.0170)       (.0160)
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN UNIT VALUE ...............................       .1119        .1163         .1116        .1055         .1099

UNIT VALUE
   Beginning of year .....................................      2.5489       2.4326        2.3210       2.2155        2.1056
----------------------------------------------------------------------------------------------------------------------------
   End of year ...........................................     $2.6608      $2.5489       $2.4326      $2.3210       $2.2155
----------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS** ................         .99%         .99%          .98%         .98%          .99%
----------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
 AVERAGE NET ASSETS** ....................................        4.29%        4.78%         4.73%        4.57%         5.08%
----------------------------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
 For Participants at end of year (000s omitted) ..........      34,100       34,882        35,757       38,315        34,136
----------------------------------------------------------------------------------------------------------------------------

* Calculated by accumulating the actual per unit amounts daily.
**These calculations exclude Prudential's equity in VCA-11.

The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA-11. This charge is made by reducing Participants' accounts by a number of Units equal in value to the charge.

                        SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-11

                 STATEMENT OF NET ASSETS AS AT DECEMBER 31,1999

SHORT-TERM                                          PRINCIPAL
INVESTMENTS (NOTE 2]                                  AMOUNT            VALUE
-------------------------------------------------------------------------------
OTHER CORPORATE DEBT - U.S. - 31.8%
  (MEDIUM TERM NOTES, CORPORATE BONDS,
  CORPORATE NOTES, FUNDING AGREEMENTS)
Associates Corp. of North America,
 6.41025%# Medium Term Note
 Due 6/29/2000                                      $2,200,000      $2,199,243
Bank One Corp.,
 6.15375%# Medium Term Note
 Due 8/21/2000                                       1,000,000       1,000,000
Bank One Corp.,
6.13%# Medium Term Note
 Due 11/17/2000                                      2,000,000       2,000,473
Chrysler Financial Co. LLC,
 6.375% Corporate Note
 Due 1/28/2000                                         750,000         750,710
Citicorp. 6.5125%#
 Medium Term Note
 Due 8/2/2000                                        1,000,000         999,986
Citicorp, 5.943750%#
 Medium Term Note
 Due 8/1 0/2000                                      1,235,000       1,234,302
Commercial Credit Co.,
 6.75% Corporate Bond
 Due 5/15/2000                                       1,000,000       1,004,710
Conseco Finance Vehicle Trust,
 6.62125%# Note
 Due 1/5/2001                                        1,000,000       1,000,000
First Union Corp.,
 6.60% Corporate Bond
 Due 6/15/2000                                         700,000         702,981
Ford Motor Credit Co.,
 6.0375%# Medium Term Note
 Due 8/18/2000                                       2,000,000       1,998,982
Goldman Sachs Group L.P.,
 6.00875%# Medium Term Note
 Due 12/21/2000                                      3,800,000       3,800,000
IBM Corp., 6.375%
 Corporate Note
 Due 6/15/2000                                         352,000         352,997
International Lease Finance,
 5.46% Medium Term Note
 Due 3/10/2000                                         500,000         500,000
International Lease Finance,
 6.625% Corporate Bond
 Due 8/15/2000                                         500,000         502,273
Paccar Financial Corp.,
 6.08% Medium Term Note
 Due 7/12/2000                                       1,000,000       1,001,687
Restructured Asset Security
 Enhanced Return, 6.56875%# Note
 Due 1/21/2000                                       2,000,000       2,000,000
Restructured Asset Security
 Enhanced Return, 6.55875%# Note
 Due 9/6/2000                                        1,000,000       1,000,000
Security Life of Denver,
 6.24625%# Funding Agreement
 Due 4/12/2000                                       1,000,000       1,000,000
Short Term Repackaged Asset
 Trust, 1998-E, 6.56125%# Note
 Due 8/18/2000                                       1,000,000       1,000,000
Strategic Money Market Trust,
 1999-B, 6.18125%# Note
 Due 3/15/2000                                       1,000,000       1,000,000
U.S. Bancorp, 6.5325%#
 Medium Term Note
 Due 9/20/2000                                       4,000,000       3,998,584
                                                                    ----------
                                                                    29,047,248
-------------------------------------------------------------------------------
COMMERCIAL PAPER - 26.4%
Associates First Capital Corp.,
 6.25% Due 1/11/2000                                $1,125,000     $ 1,122,461
Barton Capital Corp., 6.20%
 Due 1/20/2000                                       2,100,000       2,084,087
Barton Capital Corp., 6.07%
 Due 2/1/2000                                        2,346,000       2,322,266
Clipper Receivables Corp.,
 6.10% Due 2/7/2000                                    985,000         974,986
Falcon Asset Securitization
 Corp., 6.10%
 Due 2/1 0/2000                                        475,000         466,951
Finova Capital Corp., 6.25%
 Due 3/10/2000                                       2,000,000       1,970,139
Forrestal Funding Master
 Trust 1999-A, 6.13%
 Due 2/7/2000                                        1,090,000       1,079,049
General Electric Capital
 Corp., 6.00%
 Due 2/17/2000                                       1,400,000       1,384,600
General Electric Capital
 Corp., 5.95%
 Due 3/8/2000                                        3,000,000       2,935,046
General Motors Acceptance
 Corp., 5.88%
 Due 2/10/2000                                       4,000,000       3,938,587
PNC Funding Corp., 5.93%
 Due 2/18/2000                                       1,000,000         983,857
PNC Funding Corp., 5.91%
 Due 2/22/2000                                       3,000,000       2,955,182
Thunder Bay Funding, Inc.,
 6.20% Due 1/18/2000                                   845,000         838,888
Triple-A One Funding Corp.,
 6.44% Due 1/13/2000                                 1,056,000       1,050,522
                                                                    ----------
                                                                    24,106,621

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-11

                 STATEMENT OF NET ASSETS AS AT DECEMBER 31,1999


SHORT-TERM                                          PRINCIPAL
INVESTMENTS (NOTE 2]                                  AMOUNT            VALUE
-------------------------------------------------------------------------------
OTHER BANK RELATED INSTRUMENTS - U.S. - 15.2%
 (BANK NOTES, CERTIFICATES OF DEPOSIT)
American Express Centurion Bank,
 6.43875%# Bank Note
 Due 3/8/2000                                       $1,000,000     $ 1,000,000
Chase Manhattan Bank,
 5.365% Certificate of Deposit
 Due 5/22/2000                                       2,000,000       1,998,841
Comerica Bank, N.A.,
 6.36125%# Bank Note
 Due 6/13/2000                                       1,000,000         999,712
FCC National Bank,
 5.14% Bank Note
 Due 3/22/2000                                       1,000,000         999,925
First Union National Bank,
 6.015%# Bank Note
 Due 3/10/2000                                       1,000,000       1,000,000
First Union National Bank,
 6.27%# Bank Note
 Due 11/13/2000                                      2,800,000       2,803,360
Key Bank, N.A.,
 5.125% Bank Note
 Due 3/24/2000                                       1,500,000       1,499,657
Key Bank, N.A., 6.03125%#
 Bank Note
 Due 6/14/2000                                       1,000,000         999,734
Morgan Guaranty Trust Co.,
 5.70% Certificate of Deposit
 Due 7/19/2000                                         500,000         498,312
National City Bank of Cleveland,
 6.65625%# Bank Note
 Due 6/8/2000                                        1,100,000       1,100,980
Northern Trust Go.,
 5.10% Bank Note
 Due 2/22/2000                                       1,000,000         999,945
                                                                    ----------
                                                                    13,900,466
-------------------------------------------------------------------------------
COMMERCIAL PAPER - YANKEE - 11.8%
Alliance & Leicester PLC, 5.87%
 Due 2/28/2000                                       3,000,000       2,954,018
ANZ (Delaware), Inc., 6.15%
 Due 2/22/2000                                       1,000,000         988,042
Baus Funding LLC, 6.20%
 Due 1/31/2000                                       2,500,000       2,477,437
Bradford & Bingley
 Building Society, 6.03%
 Due 2/7/2000                                        1,200,000       1,188,744
Nationwide Building Society,
 6.00% Due 2/4/2000                                  2,400,000       2,374,000
Unifunding, Inc., 5.50%
 Due 1/7/2000                                          861,000         860,079
                                                                    ----------
                                                                    10,842,320
-------------------------------------------------------------------------------
OTHER CORPORATE DEBT - YANKEE - 5.5%
 (MEDIUM TERM NOTES, CORPORATE BONDS)
Abbey National Treasury Services
 PLC., 4.95% Medium Term Note
 Due 2/3/2000                                        3,000,000       2,996,149
DaimlerChrysler North
 America Holdings Corp.,
 6.35675%# Medium Term Note
 Due 7/6/2000                                        2,000,000       1,998,668
                                                                    ----------
                                                                     4,994,817
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - YANKEE - 4.6%
Credit Communal De Belgique,
 6.06% Due 1/31/2000                                 2,000,000       2,000,000
Deutsche Bank A.G., 4.98%
 Due 2/2/2000                                        1,000,000         999,975
National Westminster
 Bank PLC, 5.0475%
 Due 2/9/2000                                        1,200,000       1,199,954
                                                                    ----------
                                                                     4,199,929
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - FOREIGN - 3.3%
Royal Bank of Canada, 4.97%
 Due 2/4/2000                                        2,000,000       1,999,928
Toronto Dominion Bank, 5.02%
 Due 2/4/2000                                        1,000,000         999,973
                                                                    ----------
                                                                     2,999,901
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS - 98.6%
 (Cost: $90,091,302)                                                90,091,302
-------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
 Cash                                                                       95
 Interest Receivable                                                 1,139,382
 Receivable for Pending Capital Transactions                           153,928
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS, LESS LIABILITIES - 1.4%                          1,293,405
-------------------------------------------------------------------------------
NET ASSETS - 100%                                                  $91,384,707
-------------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
 Equity of Participants
  34,099,542 Accumulation Units at an
  Accumulation Unit Value of $2.6608                                90,731,697
 Equity of The Prudential Insurance Company
  of America                                                           653,010
                                                                   -----------
                                                                   $91,384,707
-------------------------------------------------------------------------------
# Indicates a Variable Rate Security. Rate shown is rate in effect at December 31,1999.
  AG -- Aktiengesellschaft (German Stock Co.)
  LLC -- Limited Liability Corporation
  PLC -- Public Limited Company


                        See NOTES TO FINANCIAL STATEMENTS

                                   FINANCIAL STATEMENTS OF VCA-11

                                    STATEMENT OF OPERATIONS

-------------------------------------------------------------------------------------------------
YEAR ENDED                                                                       DECEMBER 31,1999
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2]
 Interest                                                                              $4,818,027
 Realized Gain on Investment Transactions                                                     602
-------------------------------------------------------------------------------------------------
Total INCOME                                                                            4,818,629
-------------------------------------------------------------------------------------------------
EXPENSES [NOTE 3]
 Fees Charged to Participants for Investment Management Services                          225,178
 Fees Charged to Participants for Administrative Expenses                                 675,534
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                            900,712
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $3,917,917
=================================================================================================

                                      STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED                                                  DECEMBER 31, 1999    DECEMBER 31,1998
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $   3,917,917        $   4,631,599
-------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
 Purchase Payments and Transfers In [Note 6 and 7]            109,601,188          168,192,543
 Withdrawals and Transfers Out [Note 6 and 7]                (111,670,643)        (170,842,905)
 Annual Account Charges Deducted from
   Participants' Accounts [Note 4]                                (47,735)             (47,451)
-------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM CAPITAL TRANSACTIONS                           (2,117,190)          (2,697,813)
-------------------------------------------------------------------------------------------------
NET INCREASE/DECREASE IN NET ASSETS
 RESULTING FROM SURPLUS TRANSFER [NOTE 8]                          68,215           (1,588,734)
-------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                    1,868,942              345,052
 NET ASSETS
   Beginning of Year                                           89,515,765           89,170,713
-------------------------------------------------------------------------------------------------
   End of Year                                              $ 91 ,384,707        $  89,515,765
=================================================================================================

                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-1 I
-------------------------------------------------------------------------------
NOTE 1:   GENERAL

          The Prudential Variable Contract Account-1l (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-1l has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consistent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          A. VALUATION OF SHORT-TERM INVESTMENTS

          Pursuant to an exemptive order from the Securities and Exchange Commission, securities having a remaining maturity of one year or less are valued at amortized cost which approximates market value. Amortized, cost is computed using the cost on the date of purchase adjusted for constant accretion of discount or amortization of premium to maturity. The rate displayed is the effective yield from the date of purchase to the date of maturity.

          B. INCOME RECOGNITION

          Security transactions are recorded on trade date. Interest income is accrued daily. Income on investments is allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership or investment in VCA-11. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

          C. TAXES

          The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

NOTE 3:   EXPENSES

          Prudential acts as investment manager for VCA-11 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participants' equity in VCA-1l, is paid to Prudential. Three quarters of this charge (0.75%) Is for administrative expenses not provided by the annual account charge, and one quarter (O.25%) is for investment management services.

NOTES TO FINANCIAL STATEMENTS OF VCA-11
-------------------------------------------------------------------------------
NOTE 4:   ANNUAL ACCOUNT CHARGE

          An annual account charge of not more than $30 annually is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-1O account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VGA-24.

NOTE 5:   DEFERRED SALES CHARGE

          A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 70/c on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 00/o after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-1l, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it. For the years ended December 31, 1999 and 1998, Prudential has advised the Account that they received deferred sales charges of $2,716 and $2,389, respectively.

NOTE 6:   UNIT TRANSACTIONS

          The number of Units issued and redeemed for the years ended December 31, 1999 and 1998 is as follows:

                                              1999             1998
                   ---------------------------------------------------
                   Units issued            42,139,173       67,777,991
                   ---------------------------------------------------
                   Units redeemed          42,927,959       68,652,928
                   ---------------------------------------------------

NOTES TO FINANCIAL STATEMENTS OF VCA-11
-------------------------------------------------------------------------------
NOTE 7:   PARTICIPANT LOANS

          Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example, by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

          Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

          For the year ended December 31, 1999, $727,717 in participant loans were withdrawn from VCA-11 and $295,519 of principal and interest was repaid to VCA-11. For the year ended December 31, 1998, $850,931 in participant loans were withdrawn from VCA-l1 and $299,809 of principal and interest was repaid. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the year ended December 31. 1999, Prudential has advised the Account that it received $8,695 in loan origination fees.

NOTE 8:   NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

          The decrease in net assets from surplus for the year ended December 31,1999 represents the net withdrawals from the Equity of Prudential to VCA-11.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Committee and Participants
of The Prudential Variable Contract Account - 11 of The Prudential Insurance Company of America


In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 11 of The Prudential Insurance Company of America (the "Account") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, proVIDE A REASONABLE BASIS FOR THE OPINION EXPRESSED ABOVE. THE financial highlights for the year ended December 31, 1995 were audited by other independent accountants whose report thereon dated February 15,1996 expressed an unqualified opinion on those financial highlights.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 23, 2000

                      THIS PAGE INTENTIOINALLY LEFT BLANK.

                        THE PRUDENTIAL SERIES FUND, INC.

The following pages represent information on The Prudential Series Fund, Inc. Portfolios. Returns are at the Portfolio level, not at the Subaccount level. VCA-24 Subaccount returns are located on the inside front cover of this report.

Each Subaccount of VCA-24 will invest in the corresponding portfolio of THE PRUDENTIAL SERIES FUND, INC. (the "Fund"). Of the portfolios comprising the Fund, seven portfolios are presently available to The MEDLEY Program. The Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Equity Subaccount invests in the Equity Portfolio, and the Global Subaccount in the Global Portfolio.

There is no assurance that the investment objective of the portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant's behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessry to meet the Subaccount's or Portfolios' objectives.

IMPORTANT NOTE

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the seven portfolios of The Prudential Series Fund, Inc., which are available through the Prudential Variable Contract Account-24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions, They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

PRUDENTIAL MEDLEY PROGRAM
DIVERSIFIED BOND PORTFOLIO

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

High level of income over the long term while providing reasonable safety of capital.

TYPES OF INVESTMENTS

U.S. government securities, mortgage-backed bonds, both investment-grade and high-yield ("junk bond") corporate debt and foreign securities (dollar and non-dollar denominated).

INVESTMENT STYLE

This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                              [LINE CHART OMITTED]

                              [PLOT POINTS TO COME]

      The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns are not annualized.

(2) The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

(3) The Lehman Aggregate Bond Index (LAI) is comprised of more than 5,000 government and corporate bonds. The LAI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Six
Average Annual Returns                  Months  1-Year  3-Year  5-Year  10-Year
--------------------------------------------------------------------------------
Diversified Bond Portfolio(1)            0.92%  -0.74%   4.91%   7.80%   7.69%
--------------------------------------------------------------------------------
Lipper (VIP) Corp. Debt BBB Avg.(2)      0.23%  -1.62%   5.15%   7.83%   7.62%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index(3)           0.56%  -0.82%   5.73%   7.73%   7.70%
--------------------------------------------------------------------------------
Diversified Bond Portfolio inception date: 5/13/83.

For 1999, the Prudential Series Fund Diversified Bond Portfolio's decline of 0.74% still outperformed the 1.62% drop on the Lipper (VIP) Corporate Debt BBB Average.

The Portfolio had a disappointing year in 1999, as did the bond market as a whole, primarily because of inflation fears along with the resurgence of the global economy sending interest rates higher. Anticipating that the Federal Reserve would have to raise the federal funds rate to slow the U.S. economy and quell inflation fears, investors drove yields of many debt securities higher and their prices, which move in the opposite direction, lower.

Among the debt securities affected were U.S. Treasuries and investment-grade corporate bonds. The federal funds rate was indeed increased on June 30, 1999, as well as on August 24, 1999, and November 16, 1999. Each increase was 25 basis points (one quarter of 1 percent).

Performance Review
--------------------------------------------------------------------------------

The Portfolio's performance was affected by its fairly large exposure to investment-grade corporate bonds, particularly early in the year, and the sell-off in U.S. Treasuries.

The corporate bond market still performed better than U.S. Treasuries in 1999 as corporate bond spreads recovered from their 1998 wide levels. As the year progressed, the market became soft, and prices of long-term, investment-grade corporate bonds, which we mostly held, fell further than those with a shorter duration stance. The Lehman Brothers Government/Corporate Bond Index fell 2.15% overall in 1999, with a 0.39% gain in intermediate-term securities, but a 7.65% drop in long-term securities.

Strategy Session
--------------------------------------------------------------------------------

A TOUGH TIME FOR BONDS. The U.S. economy continued its strong growth cycle in 1999, and the global economy sustained its rebound throughout the year. Under this scenario, inflation fears grew, and investors drove the yields on many fixed-income securities higher and their prices lower. Lower-rated fixed-income securities that offer a large incremental yield over U.S. Treasuries, such as high-yield corporate bonds and emerging market bonds, fared better in this market environment. By contrast, the general safety of investment-grade corporate bonds and U.S. Treasuries, which the Portfolio mostly holds, was not sought after by investors, and these sectors performed poorly.

We began 1999 holding more corporate bonds than our competitive universe. Furthermore, the corporate bonds we held had longer-than-average maturities than that of the average bond portfolio. As the year progressed, investors decided the world was now a safer place to invest their money and sold out of U.S. Treasuries and investment-grade corporate bonds. By doing this, they drove the prices of these securities lower and their yields higher. Additionally, the prices of securities that had a longer-than-average duration fell substantially compared to those with a shorter duration. Duration is a measure of sensitivity to interest rate changes. We did cut back on our investment-grade corporate bond holdings in the spring, especially longer-maturity issues, to realize spread profits from prior purchases. We moved to pull the Portfolio's duration closer to a neutral stance throughout the year, which stabilized its performance.

After selling our longer-duration, investment-grade corporate bonds to cut our duration stance and help performance, we bought U.S. Treasuries that mostly had shorter-term maturities. We did this to position the Portfolio for the anticipated interest-rate hike by the Federal Reserve. The Fed did raise the federal funds rate (the rate that banks charge each other for overnight loans) 25 basis points, or 0.25%, on June 30, 1999. By using this strategy, we were able to find good bargains in Treasuries because they were fairly cheap, and bring some safety and liquidity back into the Portfolio. Furthermore, the corporate bond market, overall, became soft reflecting the continued heavy new-issue calendar it had.

Bolstered by Asia's continued economic turnaround, emerging market fixed-income securities began to perform nicely, and their countries' economic fundamentals strengthened as well. Many of the countries in this sector (Malaysia, Mexico, Bulgaria and Brazil) had their bonds upgraded. Therefore, we were able to add emerging market, dollar-denominated bonds to the Portfolio at cheap levels. This greatly increased our exposure to these bonds and benefited the Portfolio's performance.

Outlook
--------------------------------------------------------------------------------

PORTFOLIO MANAGER STEVEN KELLNER

[PHOTO OMITTED]

U.S. ECONOMIC EXPANSION COULD MODERATE.

"Although economic activity in 1999 was stronger than expected, we still may not see significantly higher Treasury yields than where they are currently positioned. We also believe the U.S. economic expansion could moderate in 2000. If the economy behaves as expected, the 30-year Treasury bond yield could fluctuate in a range of 6% to 7%."

Portfolio Composition

                              AS OF 12/31/99
                              --------------
--------------------------------------------
Corporate Bonds                        80.4%
--------------------------------------------
U.S. Treasuries                         9.8%
--------------------------------------------
Asset-Backed                            5.3%
--------------------------------------------
Mortgages                               2.0%
--------------------------------------------
Cash/Other                              2.0%
--------------------------------------------
U.S. Government Agencies                0.5%
--------------------------------------------

Source: Prudential. Holdings are subject to change.

Credit Quality

                              AS OF 12/31/99
                              --------------
--------------------------------------------
U.S. Government Agencies               10.3%
--------------------------------------------
AAA                                     7.6%
--------------------------------------------
AA                                      6.6%
--------------------------------------------
A                                      24.0%
--------------------------------------------
BBB                                    38.7%
--------------------------------------------
BB                                     11.2%
--------------------------------------------
Short-Term/Cash                         1.6%
--------------------------------------------

--------------------------------------------
Average Credit Quality                     A
--------------------------------------------
Duration                          5.30 years
--------------------------------------------
Average Maturity                  9.42 years
--------------------------------------------

Source: Prudential. Holdings are subject to change.

PRUDENTIAL MEDLEY PROGRAM
GOVERNMENT INCOME PORTFOLIO

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

High level of income over the long term consistent with the preservation of capital.

TYPES OF INVESTMENTS

Primarily intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies and mortgage-backed securities such as GNMA, FNMA and FHLMC bonds and foreign government securities.

INVESTMENT STYLE

The Portfolio seeks high current return by selecting bonds that offer an attractive combination of current income and price appreciation. The Portfolio Manager's goal is to select bonds believed to offer the best value in a given market climate.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                              [LINE CHART OMITTED]

                              [PLOT POINTS TO COME]

      The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) General U.S. Government Average is calculated by Lipper, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

(3) The Lehman Government Bond Index (LGI) is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Six
Average Annual Returns                    Months  1-Year  3-Year  5-Year 10-Year
--------------------------------------------------------------------------------
Government Income Portfolio(1)            -0.09%  -2.70%  5.19%   7.29%  7.09%
--------------------------------------------------------------------------------
Lipper (VIP) General U.S. Gov't. Avg.(2)   0.06%  -2.13%  5.07%   6.94%  7.11%
--------------------------------------------------------------------------------
Lehman Gov't. Bond Index(3)                0.04%  -2.23%  5.58%   7.44%  7.48%
--------------------------------------------------------------------------------
Government Income Portfolio inception date: 5/1/89.

The Prudential Series Fund Government Income Portfolio had a disappointing 1999 as inflation fears, along with the resurgence of the global economy, sent interest rates higher. Anticipating that the Federal Reserve would have to raise the federal funds rate to slow the U.S. economy and quell inflation, investors drove yields of many debt securities higher and their prices, which move in the opposite direction, lower.

Among the fixed-income securities affected were U.S. Treasuries and government agency bonds. The federal funds rate was indeed increased on June 30, 1999, August 24, 1999, and November 16, 1999, by 25 basis points (one quarter of 1 percent) each time. By the end of 1999, the Portfolio declined 2.70%, trailing the 2.13% drop on the Lipper (VIP) General U.S. Government Average.

The guarantee on U.S. Treasuries applies only to the underlying securities of the Portfolio and not to the value of the Portfolio's shares. Mortgage-backed securities entail additional prepayment and extension risks.

Performance Review
--------------------------------------------------------------------------------

A SHORTER DURATION WAS THE BETTER CHOICE. The Portfolio's performance was hurt by its longer-than-average duration, caused by its exposure to longer-term U.S. Treasuries and agencies. (Duration is a measure of sensitivity to interest-rate changes.) Prices of long-term securities fell more than prices of short- or intermediate-term securities during the first half of 1999.

The Lehman Brothers U.S. Treasury Index fell 2.56% overall during 1999, with a 0.41% gain for intermediate-term securities and an 8.74% drop for long-term securities. Furthermore, the Lehman Brothers Agency Bond Index declined 0.94% in 1999, with a 0.74% gain for intermediate-term securities and an 8.65% drop for long-term securities.

Strategy Session
--------------------------------------------------------------------------------

BONDS STRUGGLED. The U.S. economy continued its strong growth cycle in 1999, and the global economy sustained its rebound throughout the year. Under this scenario, inflation fears grew, and investors drove the yields on many fixed-income securities higher and their prices lower.

Early in the year, mortgage-backed securities performed better than U.S. Treasuries as investors had fewer fears of having their premium coupon holdings refinanced early in a higher interest-rate environment. By contrast, the general safety of U.S. Treasuries and government agency bonds--major components of our Portfolio--was not sought after by investors, and these sectors performed poorly.

We began the year holding more U.S. Treasuries in expectation that there could be further problems in the emerging market arena. Furthermore, we did not anticipate the big jump in global economic growth that we saw during the year. We, therefore, did not cut back our duration stance as quickly as happened in our competitive universe, hurting relative performance. We did cut back on our U.S. Treasury holdings during the course of 1999, and also lightened our exposure to government agency bonds, resulting in the Portfolio's duration stance moving closer to neutral in relation to similar bond portfolios, by year end.

Although this move modestly helped performance, we should have trimmed our duration stance earlier in the year. Moreover, the Portfolio would have benefited from holding inflation-index bonds, which perform well in a sensitive inflationary environment, as well as giving the Portfolio a shorter duration.

Outlook
--------------------------------------------------------------------------------

PORTFOLIO MANAGER MICHAEL LILLARD

[PHOTO OMITTED]

LONG-TERM INTEREST COULD STABILIZE.

"Economic growth in the United States and abroad continues to be impressive. As we enter the new year, the increased level of interest rates combined with Y2K inventory depletion should help contain accelerating GDP growth. We look for long-term interest rates to end their climb and stabilize at current levels."

Portfolio Composition

                               AS OF 12/31/99
                               --------------
---------------------------------------------
U.S. Government Agencies                42.0%
---------------------------------------------
U.S. Treasuries                         31.4%
---------------------------------------------
Mortgages                               18.4%
---------------------------------------------
Asset-Backed                             4.4%
---------------------------------------------
Corporate Bonds                          2.4%
---------------------------------------------
Short-Term/Cash                          1.4%
---------------------------------------------

Source: Prudential. Holdings are subject to change.

Credit Quality

                                AS OF 12/31/99
                                --------------
----------------------------------------------
U.S. Government Agencies                 91.8%
----------------------------------------------
AAA                                       3.8%
----------------------------------------------
AA                                        3.0%
----------------------------------------------
Short-Term/Cash                           1.4%

----------------------------------------------
Average Credit Quality                     AAA
----------------------------------------------
Duration                            5.91 years
----------------------------------------------
Average Maturity                    8.90 years
----------------------------------------------

Source: Prudential. Holdings are subject to change.

PRUDENTIAL MEDLEY PROGRAM
CONSERVATIVE BALANCED PORTFOLIO

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

Favorable total return consistent with a more conservatively managed diversified portfolio.

TYPES OF INVESTMENTS

Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE

The Portfolio management team holds a baseline allocation of 35% stocks and 65% debt obligations and money market securities.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                              [LINE CHART OMITTED]

                              [PLOT POINTS TO COME]

      The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

(3) The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

(4) The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Six
Average Annual Returns                Months   1-Year   3-Year   5-Year  10-Year
--------------------------------------------------------------------------------
Conservative Balanced Portfolio(1)     2.55%    6.69%   10.59%   12.30%   10.28%
--------------------------------------------------------------------------------
Lipper (VIP) Balanced Funds Avg.(2)    2.48%    8.58%   14.28%   15.99%   11.65%
--------------------------------------------------------------------------------
S&P 500 Index(3)                       7.70%   21.03%   27.56%   28.54%   18.19%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)      0.04%   -2.23%    5.58%    7.44%    7.71%
--------------------------------------------------------------------------------
Conservative Balanced Portfolio inception date: 5/13/83.

The Prudential Series Fund Conservative Balanced Portfolio--which invests in a conservative mix of bonds, stocks and money market securities--returned 6.69% in 1999, well above the average bond return, because this was a strong year for stocks and a very poor one for bonds. It trailed the 8.58% return of the Lipper
(VIP) Balanced Fund Average because the Portfolio's conservative mandate requires a smaller proportion of equities in the asset allocation than the typical balanced portfolio.

In 1999, stock allocations were kept somewhat above the Portfolio's normal 35%, adding to the benefit of the strong stock market performance. However, the portion of our stocks that were actively managed in a value style substantially trailed the S&P 500, because the index return was boosted by the exceptionally high returns of technology growth stocks. Moreover, the benefit of the larger stock allocation was offset by the impact of shifting most of the normal money market allocation into intermediate bonds. Although the Portfolio's bonds outperformed their intermediate-bond benchmark, 1999 was a very poor year for bonds.

Performance Review
--------------------------------------------------------------------------------

The normal allocation of the Conservative Balanced Portfolio is approximately equal holdings of stocks, bonds and money market instruments. This balance is intended to provide better performance than a portfolio consisting only of bonds, but with less annual volatility. For the past several years, we shifted most of the money market allocation to intermediate-term bonds to improve the Portfolio's return. Although that strategy was rewarded in preceding years, 1999 was a particularly poor year for bonds. Our long-term bonds faced only the second year of negative performance for the bond market (as measured by the Lehman Brothers U.S. Aggregate Index) since the index began in 1976. The intermediate-term bonds, though they turned in a positive performance, contributed less than in previous years.

ANOTHER POOR YEAR FOR VALUE STOCKS. A portion of our stocks is managed with an active style that has a significant exposure to stocks of mid-sized companies trading at attractive values. These stocks did not participate in the technology stock market rally. Consumer cyclical stocks, such as that of housing-related Owens Corning (insulation and glass), performed poorly. The insurance industry also had a weak year, which hurt the financial holdings, but brokerages and integrated financial service companies, such as Lehman Brothers, Morgan Stanley Dean Witter, and Citigroup, made a substantial contribution to the Portfolio's return.

Strategy Session
--------------------------------------------------------------------------------

ACTIVE ASSET ALLOCATION. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to interest rates on bonds. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any given time.

Because asset class has a greater impact on returns over the long term than selection of individual securities, these shifts in allocation may affect returns significantly. However, such shifts are made less frequently than in the Flexible Managed Portfolio. The equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a part actively managed in a value style. We continue to invest much of the money market allocation in intermediate bonds.

BOND STRATEGY: NO CHANGE. As the global economy speeds up with the recovery of Asia and the acceleration of Europe, the outlook for corporate profit growth is good. The higher yields of corporate bonds over government issues make them more attractive, and we have thus overweighted them.

VALUE INVESTING. Industrials are our largest focus. Alcoa, the aluminum company, made a substantial contribution to our return. Demand is high, and Alcoa owns a large part of the world's supply of alumina, the ore from which aluminum comes. Paper companies, such as Boise Cascade, Champion International, Mead, and Georgia Pacific, are benefiting from a slowdown in new capacity.

Outlook
--------------------------------------------------------------------------------

PORTFOLIO MANAGER MARK STUMPP

[PHOTO OMITTED]

ON AVERAGE, STOCKS ARE EXPENSIVE.

"Our asset allocation technology does not attempt to predict the future, but rather attempts to react to pricing variations as they occur in the market. At the beginning of the year 2000, our models suggest that stocks are still somewhat expensive, because today's higher interest rates reduce the value implicit in strongly rising earnings. Although we believe our models may somewhat undervalue the growth stocks that have become a larger share of the stock market, we think, nonetheless, that the risks associated with stocks at these prices are greater than the potential rewards. We will wait for either a break in interest rates or falling stock prices before significantly overweighting stocks compared with our normal levels."

Portfolio Composition (Long Term)

                            AS OF 12/31/99
                            --------------
------------------------------------------
Bonds                                56.2%
------------------------------------------
Stocks                               42.4%
------------------------------------------
Money Market                          1.4%
------------------------------------------

Source: Prudential. Holdings subject to change.

Sector Breakdown--Stock

                            AS OF 12/31/99
                            --------------
------------------------------------------
Technology                           25.3%
------------------------------------------
Consumer Growth & Staples            21.0%
------------------------------------------
Industrials                          14.9%
------------------------------------------
Financials                           14.6%
------------------------------------------
Consumer Cyclicals                    9.4%
------------------------------------------
Utilities                             8.6%
------------------------------------------
Energy                                5.8%
------------------------------------------
Miscellaneous                         0.4%
------------------------------------------

Sector Breakdown--Bond

                            AS OF 12/31/99
                            --------------
------------------------------------------
Corporate Bonds                      87.6%
------------------------------------------
U.S. Treasuries                       5.1%
------------------------------------------
Asset-Backed                          4.1%
------------------------------------------
Short-Term/Cash                       1.9%
------------------------------------------
Equity Securities                     1.1%
------------------------------------------
Miscellaneous                         0.2%
------------------------------------------

Source: Prudential. Holdings subject to change.

PRUDENTIAL MEDLEY PROGRAM
FLEXIBLE MANAGED PORTFOLIO

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

High total return consistent with a more aggressively managed diversified portfolio.

TYPES OF INVESTMENTS

Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE

The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                              [LINE CHART OMITTED]

                              [PLOT POINTS TO COME]

      The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

(3) The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. 4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Six
Average Annual Returns                Months   1-Year   3-Year   5-Year  10-Year
--------------------------------------------------------------------------------
Flexible Managed Portfolio(1)          1.15%    7.78%   11.91%   14.60%   11.77%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg.(2)          5.63%   12.07%   15.17%   17.11%   12.94%
--------------------------------------------------------------------------------
S&P 500 Index(3)                       7.70%   21.03%   27.56%   28.54%   18.19%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)      0.04%   -2.23%    5.58%    7.44%    7.71%
--------------------------------------------------------------------------------
Flexible Managed Portfolio inception date: 5/13/83.

The Prudential Series Fund Flexible Managed Portfolio--which invests in an actively managed mix of stocks, bonds and money market securities--had an overall return of 7.78%. The gain was a result of the strong performance of stocks in 1999, while the bond market (as measured by the Lehman Brothers U.S. Aggregate Index) had only the second year of negative performance since the Index began in 1976. The Portfolio trailed the 12.07% Lipper (VIP) Flexible Fund Average, primarily because the portion of our stocks that were actively managed in a value style substantially trailed that of the S&P 500.

In addition, our models indicated that stocks were overvalued for much of the year, so we were slightly below our 60% norm and did not participate as fully, as we might have, when markets rose. Although the bond market lost ground overall in 1999, our bond holdings held up considerably better than their benchmark.

Performance Review
--------------------------------------------------------------------------------

A TIGHTLY FOCUSED MARKET. Our asset pricing model compares the current price of stocks and bonds, considering earnings, earnings growth, and interest rates. In 1999, stocks looked overvalued, but the threat of rising interest rates and a strong enthusiasm for technology stocks pulled investors to the stock market nonetheless. The portion of our portfolio allocated to the broad stock market performed best. We had significant exposure to stocks throughout the period, but had slightly underweighted them relative to our normal position. As a result, the benefit from the rising market was somewhat less than it might have been.

Over the year, rising interest rates pushed down bond prices. Our bond portfolio had a focus on corporate bonds instead of U.S. Treasuries, and the impact of falling interest rates was mostly offset by the higher yields on corporates and by the fact that their prices held up better than those of Treasuries. They began the year being relatively inexpensive because during the financial crisis of 1997-98, investors strongly preferred the greater safety of U.S. government bonds. As the world appeared a safer place, the higher yields on corporates attracted more investors.

ANOTHER POOR YEAR FOR VALUE STOCKS. Half of our stocks are managed with an active style that has a significant exposure to stocks of mid-sized companies trading at attractive values. These stocks did not participate in the technology stock market rally. Consumer cyclical stocks, such as those of housing-related Owens Corning (insulation and glass) and Oakwood (manufactured housing), performed poorly. The insurance industry had a poor year, which hurt the financial holdings, but brokerages and integrated financial service companies, such as Lehman Brothers, Morgan Stanley Dean Witter, and Citigroup, made a substantial contribution to the Portfolio's return.

Strategy Session
--------------------------------------------------------------------------------

ACTIVE ASSET ALLOCATION. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to interest rates on bonds. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any time.

Because asset class has a greater impact on returns over the long term than selection of individual securities, these shifts in allocation may affect returns significantly. Your equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a part actively managed in a value style.

VALUE INVESTING. Industrials are our largest focus. Alcoa, the aluminum company, made a substantial contribution to our return. Demand is high, and Alcoa owns a large part of the world's supply of alumina, the ore from which aluminum comes. Paper companies, such as Boise Cascade, Champion International, Mead, and Georgia Pacific, are benefiting from a slowdown in new capacity.

BOND STRATEGY: NO CHANGE. As the global economy speeds up with the recovery of Asia and the acceleration of Europe, the outlook for corporate profit growth is good. The higher yields of corporate bonds over government issues make them more attractive, and we have thus overweighted them.

Outlook
--------------------------------------------------------------------------------

PORTFOLIO MANAGER MARK STUMPP

[PHOTO OMITTED]

ON AVERAGE, STOCKS ARE EXPENSIVE.

"Our asset allocation technology does not attempt to predict the future, but rather attempts to react to pricing variations as they occur in the market. At the beginning of the year 2000, our models suggest that stocks are still somewhat expensive, because today's higher interest rates reduce the value implicit in strongly rising earnings. Although we believe our models may somewhat undervalue the growth stocks that have become a larger share of the stock market, we think, nonetheless, that the risks associated with stocks at these prices are greater than the potential rewards. We will wait for either a break in interest rates or falling stock prices before significantly overweighting stocks compared with our normal levels."

Portfolio Composition (Long Term)

                              AS OF 12/31/99
                              --------------
--------------------------------------------
Stocks                                 57.4%
--------------------------------------------
Bonds                                  41.8%
--------------------------------------------
Money Market                            0.8%
--------------------------------------------

Source: Prudential. Holdings subject to change.

Sector Breakdown--Stock

                              AS OF 12/31/99
                              --------------
--------------------------------------------
Industrials                            21.9%
--------------------------------------------
Consumer Growth & Staples              18.6%
--------------------------------------------
Technology                             17.9%
--------------------------------------------
Financials                             17.0%
--------------------------------------------
Consumer Cyclicals                     11.9%
--------------------------------------------
Utilities                               6.5%
--------------------------------------------
Energy                                  5.9%
--------------------------------------------
Miscellaneous                           0.3%
--------------------------------------------

Sector Breakdown--Bond

                              AS OF 12/31/99
                              --------------
--------------------------------------------
Corporate Bonds                        78.5%
--------------------------------------------
U.S. Treasuries                        13.0%
--------------------------------------------
Asset-Backed                            5.3%
--------------------------------------------
Short-Term/Cash                         1.7%
--------------------------------------------
Equity Securities                       1.3%
--------------------------------------------
U.S. Government Agencies                0.2%
--------------------------------------------

Source: Prudential. Holdings subject to change.

PRUDENTIAL MEDLEY PROGRAM
STOCK INDEX PORTFOLIO

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

Seeks results that correspond to the price and yield performance of the S&P 500 Index.3

TYPES OF INVESTMENTS

Primarily stocks in the S&P 500 Index.

INVESTMENT STYLE

The Portfolio attempts to hold the same stocks as the S&P 500 Index, in approximately the same proportions. The Portfolio thus tends to reflect the general trends of the overall U.S. equity market.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                              [LINE CHART OMITTED]

                              [PLOT POINTS TO COME]

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

(3) The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Six
Average Annual Returns                Months   1-Year   3-Year   5-Year  10-Year
--------------------------------------------------------------------------------
Stock Index Portfolio(1)               7.54%   20.54%   27.16%   28.14%   17.75%
--------------------------------------------------------------------------------
Lipper (VIP) S&P 500 Index Avg.(2)     7.48%   20.48%   27.07%   28.07%   17.74%
--------------------------------------------------------------------------------
S&P 500 Index(3)                       7.70%   21.03%   27.56%   28.54%   18.19%
--------------------------------------------------------------------------------
Stock Index Portfolio inception date: 10/19/87.

The Prudential Series Fund Stock Index Portfolio returned 20.54%, a half percentage point below the S&P 500 Index, reflecting the inclusion of transaction costs and fees for the Portfolio.

The S&P 500 Index notched the fifth consecutive year of returns above 20% with a 21.03% performance. Most of the gains came in the technology sector, which averaged a 75% return, led by electronic instruments and communication equipment. However, consumer staples, health care, transportation, and utilities all had negative annual returns.

The Standard & Poor's 500 Index is an unmanaged index. Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500 Index.

Performance Review
--------------------------------------------------------------------------------

The revival of Asian economies contributed to the rise of U.S. capital goods and basic materials stocks, as these are the sectors to growing economies. Both sectors had languished during the Asian recession, and so could bounce up from low share prices. Aluminum, other metals, and oil and gas all were among the best-performing groups.

However, this revival of cyclical stocks was dwarfed by the enthusiasm for technology, including telecommunications equipment companies. The market leader over the year was the remarkable 2,619% return on Qualcomm, a manufacturer of cellular telephones. The technology sector had a 75% average return, compared to 29% for the second-highest performing capital goods sector.

The strong market focus on technology was reflected in disinterest in stocks in other sectors, including utilities, health care, and consumer staples. All had negative average returns.

Strategy Session
--------------------------------------------------------------------------------

The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and to duplicate its performance. Portfolio Manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.

Outlook
--------------------------------------------------------------------------------

PORTFOLIO MANAGER JOHN W. MOSCHBERGER

[PHOTO OMITTED]

WILL MOMENTUM CONTINUE?

"Nineteen ninety-nine saw a strange mix of stock performances. Often, either growth or value stocks do well, but not both. Last year, technology growth stocks led the market by a large margin, but they were followed by value sectors, capital goods and basic materials.

"Aluminum, which had been an inexpensive commodity industry, returned more than 90%. It was not a combination of returns likely to have been predicted, which is why an index portfolio was a good place to be.

"Technology and telecommunications stocks have gotten very expensive compared with both historical price/earnings ratios and the market averages. But, given investors' apparent obliviousness to price over the past year, it would be foolhardy to try to forecast when the market will correct. The Prudential Stock Index Portfolio continues to include both the inexpensive commodity stocks and the high-momentum technology stocks. Whether the market corrects or not, you'll have a piece of the action."

S&P 500 Index--
Total Return by Sector

                              AS OF 12/31/99
                              --------------
--------------------------------------------
Technology                             75.1%
--------------------------------------------
Capital Goods                          28.9%
--------------------------------------------
Basic Materials                        26.4%
--------------------------------------------
Consumer Cyclicals                     22.3%
--------------------------------------------
Communication Services                 19.1%
--------------------------------------------
Energy                                 19.0%
--------------------------------------------
Financials                              4.0%
--------------------------------------------
Consumer Staples                       -6.3%
--------------------------------------------
Health Care                            -8.2%
--------------------------------------------
Utilities                              -8.9%
--------------------------------------------
Transportation                         -9.7%
--------------------------------------------

--------------------------------------------
S&P 500 Index                          21.0%
--------------------------------------------

Source: Standard & Poor's.

S&P 500 Index Composition

                              AS OF 12/31/99
                              --------------
--------------------------------------------
Technology                             29.8%
--------------------------------------------
Financials                             13.1%
--------------------------------------------
Consumer Staples                       11.1%
--------------------------------------------
Consumer Cyclicals                      9.2%
--------------------------------------------
Health Care                             9.0%
--------------------------------------------
Capital Goods                           8.4%
--------------------------------------------
Communication Services                  7.6%
--------------------------------------------
Energy                                  5.5%
--------------------------------------------
Basic Materials                         3.0%
--------------------------------------------
Utilities                               2.3%
--------------------------------------------
Transportation                          1.0%
--------------------------------------------

Source: Standard & Poor's. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)

                              AS OF 12/31/99
                              --------------
--------------------------------------------
Microsoft Corp.                         4.8%
--------------------------------------------
General Electric Co.                    4.1%
--------------------------------------------
Cisco Systems, Inc.                     2.8%
--------------------------------------------
Wal-Mart Stores, Inc.                   2.5%
--------------------------------------------
Exxon Mobil Corp.                       2.2%
--------------------------------------------
Intel Corp.                             2.2%
--------------------------------------------
Lucent Technologies, Inc.               1.9%
--------------------------------------------
IBM                                     1.6%
--------------------------------------------
Citigroup, Inc.                         1.5%
--------------------------------------------
America Online, Inc.                    1.4%
--------------------------------------------

Source: Prudential. Holdings are subject to change.

PRUDENTIAL MEDLEY PROGRAM
EQUITY PORTFOLIO

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

Capital appreciation.

TYPES OF INVESTMENTS

Primarily stocks of major, established companies.

INVESTMENT STYLE

The Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                              [LINE CHART OMITTED]

                              [PLOT POINTS TO COME]

      The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

(3) The S&P 500 Composite Stock Price Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Six
Average Annual Returns                Months   1-Year   3-Year   5-Year  10-Year
--------------------------------------------------------------------------------
Equity Class 1 Portfolio(1)           -2.58%   12.49%   15.31%   18.99%   15.08%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Fund Avg.(2)      16.27%   31.48%   26.38%   26.45%   17.79%
--------------------------------------------------------------------------------
S&P 500 Index(3)                       7.70%   21.03%   27.56%   28.54%   18.19%
--------------------------------------------------------------------------------
Equity Portfolio inception date: 5/13/83.

The Prudential Series Fund Equity Portfolio returned 12.49% in 1999, trailing the Lipper (VIP) Growth Fund Average of 31.48% for the period. Its value-style focus on companies with good earnings growth at attractive prices trailed a technology-euphoric market. Nonetheless, it had strong returns on its industrial commodities and investment banks. Tandy, a large holding, also performed very well. Its hospital management and tobacco companies performed poorly.

Performance Review
--------------------------------------------------------------------------------

A TECHNOLOGY MARKET. The Portfolio's return was in line with the historical average for the S&P 500, but it trailed this year's large-cap return, because it had less technology than the overall market, and technology stocks were far and away the best-performing sector. Its hospital management companies--such as Tenet Healthcare--tobacco, and insurers performed poorly.

INDUSTRIAL COMMODITIES REVIVED. Industrial stocks often become value priced when investors are fearful about the economy, and move up rapidly when investors become more optimistic. That happened this year. The Portfolio's holdings in Alcoa (aluminum), which also benefited from a tight alumina market and excellent management, had very strong returns. The Portfolio's performance also was enhanced by its paper companies--such as Georgia Pacific, Mead, Willamette, and Weyerhauser--and its integrated oil companies--such as Elf Aquitaine, Atlantic Richfield, and Kerr McGee.

TANDY: CLASSIC VALUE. Tandy Corporation, which owns the Radio Shack chain, was believed to be undervalued when we bought it. It started as a supply shop for electronic hobbyists. Now it is a retail location for the hot computer and cellular telephone markets; its stock rose 140% in 1999.

STOCK MARKET ACTIVITY IS GOOD FOR BROKER/INVESTMENT BANKS. The high rate of stock issuance and merger and acquisition activity, as well as strong investor activity in the markets, benefited our shares in Morgan Stanley Dean Witter, Citigroup, and Lehman Brothers.

Strategy Session
--------------------------------------------------------------------------------

TAKING PROFITS ON TANDY. Tandy, whose extraordinary return was driven by two years of double-digit increases in same-store sales and by strong profit growth, had a very good stock run. We bought Tandy when its price was depressed because of unwise investments in new businesses in which it had no competitive advantage. We thought its superb Radio Shack retail distribution system was undervalued. Tandy management came around to our view, to the benefit of their earnings and stock price. We have taken some profits.

PAPER: GOOD SUPPLY/DEMAND PROSPECTS. Our largest industry focus is paper companies. Asia has been a major importer of forest products, and we expected demand to rebound. Moreover, the additional Asian consumption will be building on an already high level of demand from the continued strength of the U.S. market. Moreover, worldwide growth in capacity has slowed, because company managers are more reluctant than in the past to build without seeing a respectable return on their investment. Another factor is the restructuring under way in this industry, separating land ownership from processing. These all bode well for earnings.

TAKING PROFITS ON FINANCIALS. Our diversified financial services and investment banks had a good year and we took some profits. We sold our holdings in American Express and reduced our holdings in Citigroup, Morgan Stanley Dean Witter and Lehman Brothers. With rising interest rates and stocks at all-time highs, it seemed reasonable to take some of your money off the table.

EASTMAN KODAK ADDED. Eastman Kodak was selling for very little compared with broad market levels. It has been perceived as "old economy" when investors are narrowly focused on new technology. But Kodak has a very strong franchise in photography and is adding digital imaging to its product line while increasing sales and earnings. It has been focused on becoming more cost-competitive. We think the expanding market in the U.S. for digital photography and the expanding global market for film, which is much cheaper, mean strong earnings growth for this undervalued company.

Outlook
--------------------------------------------------------------------------------

PORTFOLIO MANAGER THOMAS R. JACKSON

[PHOTO OMITTED]

STYLE CONSISTENCY.

"In a cold winter during the American Revolution, Thomas Paine wrote, `These are the times that try men's souls.' Well, these are times that try the souls of value investors. Stocks that had been expensive have become even more expensive, and still investors are buying them as if price were of no consequence. But we have begun to see gains in inexpensive industrial stocks, a sign that at least some investors are regaining interest in current earnings, visible sources of growth, and low prices. Expanding economies and rising interest rates historically have been associated with good performance for value stocks. In 1999, U.S. investors had a very narrow focus; we expect them to broaden their interests. We're maintaining our discipline; in a generally expensive market, our stocks are very inexpensive."

Portfolio Composition

                              AS OF 12/31/99
                              --------------
--------------------------------------------
Consumer Growth & Staples              21.6%
--------------------------------------------
Industrials                            20.3%
--------------------------------------------
Financials                             17.8%
--------------------------------------------
Cash & Equivalents                     10.5%
--------------------------------------------
Technology                             10.2%
--------------------------------------------
Consumer Cyclicals                      8.7%
--------------------------------------------
Utilities                               5.8%
--------------------------------------------
Energy                                  5.1%
--------------------------------------------

Source: Prudential. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)

                              AS OF 12/31/99
                              --------------
--------------------------------------------
Eastman Kodak Co.                       3.2%
--------------------------------------------
Georgia Pacific Corp.                   2.8%
--------------------------------------------
Tenet Healthcare                        2.8%
--------------------------------------------
Columbia HCA Healthcare                 2.7%
--------------------------------------------
Well Point Health Networks              2.7%
--------------------------------------------
Alcoa, Inc.                             2.5%
--------------------------------------------
Total Fina S.A. -Spon ADR               2.3%
--------------------------------------------
Darden Restaurants                      2.3%
--------------------------------------------
Seagate Tech & Inc.                     2.2%
--------------------------------------------
Hewlett-Packard Co.                     2.0%
--------------------------------------------

Source: Prudential. Holdings are subject to change.

PRUDENTIAL MEDLEY PROGRAM
GLOBAL PORTFOLIO

--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT GOAL

Long-term growth of capital.

TYPES OF INVESTMENTS

Primarily common stock and common stock equivalents of U.S. and foreign corporations.

INVESTMENT STYLE

The Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.

--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years
--------------------------------------------------------------------------------

                              [LINE CHART OMITTED]

                              [PLOT POINTS TO COME]

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. Source: Prudential. Six-month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

(3) The Morgan Stanley World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.

Performance Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Six
Average Annual Returns                Months   1-Year   3-Year   5-Year  10-Year
--------------------------------------------------------------------------------
Global Portfolio(1)                   35.11%   48.27%   25.65%   22.44%   13.38%
--------------------------------------------------------------------------------
Lipper (VIP) Global Avg.(2)           27.82%   44.18%   22.67%   19.42%   11.73%
--------------------------------------------------------------------------------
Morgan Stanley World Index(3)         15.14%   24.93%   21.61%   19.76%   11.42%
--------------------------------------------------------------------------------
Global Portfolio inception date: 9/19/88.

The Prudential Series Fund Global Portfolio returned 48.27% in 1999, four percentage points above the 44.18% gain of the Lipper (VIP) Global Average. The Portfolio's strong global focus on telecommunications and technology helped its return. Its holdings in Japan and the United States had particularly strong performances.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation, political and social risks and illiquidity.

Performance Review
--------------------------------------------------------------------------------

TECHNOLOGY. We continue to maintain our largest industry focus in technology and telecommunications services. In 1999, these sectors were the market favorites. Some of the largest contributors to our return were technology stocks, including Texas Instruments (semiconductors), PMC-Sierra (semiconductors), Oracle (software), Microsoft (software), and Solectron (contract manufacturing). Telecommunications equipment firms, such as Nokia, and mobile telecommunications network operators, such as NTT Mobile Communications, Mannesmann, and Vodafone, also were among our strong performers.

MEDIA. Stock investors have been increasingly aware of the value of content. Our holdings in USA networks, prime manufacturer's of content, contributed to our strong performance.

CONSUMER FOCUS PAYS OFF. We continue to benefit from Hennes & Mauritz, whose emphasis on providing consumer value makes it a leader in the increasingly competitive retail business. European economic integration has helped, but the firm is also expanding to the United States.

HEALTH CARE HURT. Our drug and health care companies, including Glaxo Wellcome, and Healthsouth, detracted somewhat from our return. The sector was out of favor, as service companies struggled with their pricing, while drug stocks had become relatively expensive and faced concerns about future government pricing pressure should Medicare in the United States extend coverage to include drugs.

Strategy Session
--------------------------------------------------------------------------------

THE UNITED STATES IS THE INTERNET MODEL. We think the explosion of Internet usage in the United States is a model for what can take place in the rest of the world. We have positioned the Portfolio to benefit from greater Internet use, focusing on companies that provide the hardware and software infrastructure. Competition among Internet sites will be fierce, but leadership among the infrastructure providers is already established. We own networking, database, cable, and semiconductor companies.

MOBILE COMMUNICATIONS MODELS ARE FOUND ABROAD. The United States trails Europe in cellular telephone usage. It is a market with enormous potential. So is Japan. We have seen in Europe how mobile telephones can control automated functions in the home, link to e-mail, and transform the way people communicate with one another while Japanese companies are now leading in next-generation technology. We own Nokia, the leading handset manufacturer, as well as service providers based in Europe, Japan, and the United States.

Outlook
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS DANIEL J. DUANE, INGRID HOLM, AND MICHELLE PICKER

[PHOTO OMITTED] [PHOTO OMITTED] [PHOTO OMITTED]

ROOM FOR GROWTH.

"We think global investors may have under-estimated the impact and growth potential of technology companies, despite their strong performance in 1999. The application of new, life-style transforming technologies around the world in one sweep is rare, if not unprecedented. Wireless telecommunications and Internet communications (both personal and business to business) are rapidly penetrating even the most distant markets. So the earnings growth potential of the leaders in these technologies is enormous. That's what underlies the increasing share prices. We believe they still have some way to go."

Geographic Allocation

                                        AS OF 12/31/99
                                        --------------
------------------------------------------------------
United States                                    39.1%
------------------------------------------------------
Continental Europe                               33.2%
------------------------------------------------------
Japan                                            18.4%
------------------------------------------------------
Cash & Equivalents                                4.1%
------------------------------------------------------
Pacific Basin                                     3.2%
------------------------------------------------------
Latin America                                     1.0%
------------------------------------------------------
Asia                                              1.0%
------------------------------------------------------

Source: Prudential. Holdings are subject to change.

Top Ten Holdings (% of Portfolio)

                                        AS OF 12/31/99
                                        --------------
------------------------------------------------------
PMC-Sierra, Inc.                                  4.2%
------------------------------------------------------
Oracle Systems Corp.                              3.6%
------------------------------------------------------
Softbank Corp.                                    3.1%
------------------------------------------------------
Fujitsu Ltd.                                      3.0%
------------------------------------------------------
NTT Mobile Communications Network, Inc.           2.7%
------------------------------------------------------
Nokia Corp.                                       2.7%
------------------------------------------------------
Solectron Corp.                                   2.7%
------------------------------------------------------
CSK Corp.                                         2.5%
------------------------------------------------------
Time Warner, Inc.                                 2.3%
------------------------------------------------------
Texas Instruments, Inc.                           2.2%
------------------------------------------------------

Source: Prudential. Holdings are subject to change.

                             FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           --------------------------
                           DIVERSIFIED BOND PORTFOLIO
                           --------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS
     Investments, at value (cost: $1,297,259,294) ..........    $ 1,253,503,398
     Cash ..................................................                857
     Interest receivable ...................................         21,864,296
     Receivable for capital stock sold .....................             84,272
                                                                ---------------
              Total Assets .................................      1,275,452,823
                                                                ---------------

LIABILITIES
     Payable for investments purchased .....................         19,689,306
     Payable to investment adviser .........................          1,265,637
     Payable for capital stock repurchased .................            506,980
     Accrued expenses ......................................             83,825
     Due to broker -- variation margin .....................             75,125
                                                                ---------------
              Total Liabilities ............................         21,620,873
                                                                ---------------

NET ASSETS .................................................    $ 1,253,831,950
                                                                ===============
     Net assets were comprised of:
              Common stock, at $0.01 par value .............    $     1,145,550
              Paid-in capital, in excess of par ............      1,248,882,163
                                                                ---------------
                                                                  1,250,027,713
     Undistributed net investment income ...................         76,304,703
     Accumulated net realized loss on investments ..........        (28,197,726)
     Net unrealized depreciation on investments ............        (44,302,740)
                                                                ---------------
     Net assets, December 31, 1999 .........................    $ 1,253,831,950
                                                                ===============
     Net asset value and redemption price per
              share, 114,554,992 outstanding shares of
              common stock (authorized 170,000,000
              shares) ......................................    $         10.95
                                                                ===============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

INVESTMENT INCOME
     Interest ..............................................       $ 81,500,023
                                                                   ------------

EXPENSES
     Investment advisory fee ...............................          4,880,364
     Shareholders' reports .................................            140,000
     Accounting fees .......................................            110,000
     Custodian's fees and expenses .........................             50,000
     Audit fee and expenses ................................             15,000
     Transfer agent's fees and expenses ....................              8,100
     Legal fees and expenses ...............................              6,000
     Directors' fees .......................................              4,000
     Miscellaneous .........................................             23,769
                                                                   ------------
               Total expenses ..............................          5,237,233
     Less: custodian fee credit ............................            (41,913)
                                                                   ------------
               Net expenses ................................          5,195,320
                                                                   ------------
NET INVESTMENT INCOME ......................................         76,304,703
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
     Net realized gain (loss) on:
               Investments .................................        (26,270,908)
               Futures .....................................             48,764
                                                                   ------------
                                                                    (26,222,144)
                                                                   ------------
     Net change in unrealized depreciation on:
               Investments .................................        (58,177,006)
               Futures .....................................           (546,844)
                                                                   ------------
                                                                    (58,723,850)
                                                                   ------------
NET LOSS ON INVESTMENTS ....................................        (84,945,994)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS ............................................       $ (8,641,291)
                                                                   ============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEARS ENDED DECEMBER 31,
                                                                                     ----------------------------------
                                                                                          1999               1998
                                                                                     ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
     Net investment income .......................................................   $    76,304,703    $    60,710,670
     Net realized gain (loss) on investments .....................................       (26,222,144)         1,484,118
     Net change in unrealized appreciation (depreciation) on investments .........       (58,723,850)         2,237,978
                                                                                     ---------------    ---------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............        (8,641,291)        64,432,766
                                                                                     ---------------    ---------------

DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income ........................................                --        (60,939,829)
     Distributions from net realized capital gains ...............................        (3,302,269)        (3,466,261)
                                                                                     ---------------    ---------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS ...........................................        (3,302,269)       (64,406,090)
                                                                                     ---------------    ---------------

CAPITAL STOCK TRANSACTIONS:
     Capital stock sold [26,987,966 and 29,994,210 shares, respectively] .........       296,061,460        334,707,738
     Capital stock issued in reinvestment of dividends and distributions
              [298,578 and 5,809,428 shares, respectively] .......................         3,302,269         64,406,090
     Capital stock repurchased [(14,272,876) and (8,361,173) shares, respectively]      (156,161,922)       (93,273,532)
                                                                                     ---------------    ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .........       143,201,807        305,840,296
                                                                                     ---------------    ---------------
TOTAL INCREASE IN NET ASSETS .....................................................       131,258,247        305,866,972
NET ASSETS:
     Beginning of year ...........................................................     1,122,573,703        816,706,731
                                                                                     ---------------    ---------------
     End of year(a) ..............................................................   $ 1,253,831,950    $ 1,122,573,703
                                                                                     ===============    ===============
     (a) Includes undistributed net investment income of: ........................   $    76,304,703    $            --
                                                                                     ---------------    ---------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                             FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           ---------------------------
                           GOVERNMENT INCOME PORTFOLIO
                           ---------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS
     Investments, at value (cost: $376,159,957) ..............    $ 360,709,875
     Cash ....................................................              631
     Interest receivable .....................................        4,957,010
     Due from broker -- variation margin .....................           64,531
     Receivable for capital stock sold .......................           11,818
     Receivable for securities lending income ................           30,220
                                                                  -------------
             Total Assets ....................................      365,774,085
                                                                  -------------

LIABILITIES
     Payable for investments purchased .......................       29,528,375
     Payable to investment adviser ...........................          348,979
     Payable for capital stock repurchased ...................          342,218
     Accrued expenses ........................................           73,622
                                                                  -------------
             Total Liabilities ...............................       30,293,194
                                                                  -------------

NET ASSETS ...................................................    $ 335,480,891
                                                                  =============

     Net assets were comprised of:
             Common stock, at $0.01 par value ................    $     290,443
             Paid-in capital, in excess of par ...............      327,696,346
                                                                  -------------
                                                                    327,986,789
     Undistributed net investment income .....................       22,098,715
     Accumulated net realized gain on investments ............          569,297
     Net unrealized depreciation on investments ..............      (15,173,910)
                                                                  -------------
     Net assets, December 31, 1999 ...........................    $ 335,480,891
                                                                  =============
     Net asset value and redemption price per
             share, 29,044,347 outstanding shares of
             common stock (authorized 65,000,000 shares) .....    $       11.55
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

INVESTMENT INCOME
     Interest ..................................................   $ 23,802,779
     Income from securities loaned, net ........................          2,510
                                                                   ------------
                                                                     23,805,289
                                                                   ------------
EXPENSES
     Investment advisory fee ...................................      1,545,837
     Accounting fees ...........................................        105,000
     Shareholders' reports .....................................         31,000
     Audit fee and expenses ....................................         10,000
     Transfer agent's fees and expenses ........................          6,100
     Custodian's fees and expenses .............................          4,000
     Directors' fees ...........................................          4,000
     Legal fees and expenses ...................................          2,000
     Miscellaneous .............................................          1,043
                                                                   ------------
            Total expenses .....................................      1,708,980
     Less: custodian fee credit ................................         (2,406)
                                                                   ------------
            Net expenses .......................................      1,706,574
                                                                   ------------
NET INVESTMENT INCOME ..........................................     22,098,715
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
     Net realized gain (loss) on:
            Investments ........................................        620,241
            Futures ............................................        (30,871)
            Short sales ........................................         37,448
                                                                   ------------
                                                                        626,818
                                                                   ------------
     Net change in unrealized appreciation (depreciation) on:
            Investments ........................................    (34,039,248)
            Futures ............................................        276,172
                                                                   ------------
                                                                    (33,763,076)
                                                                   ------------
NET LOSS ON INVESTMENTS ........................................    (33,136,258)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS ................................................   $(11,037,543)
                                                                   ============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        YEARS ENDED DECEMBER 31,
                                                                                                     ------------------------------
                                                                                                         1999            1998
                                                                                                     -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
     Net investment income ........................................................................  $  22,098,715    $  24,850,570
     Net realized gain on investments .............................................................        626,818        7,136,992
     Net change in unrealized appreciation (depreciation) on investments ..........................    (33,763,076)       5,393,840
                                                                                                     -------------    -------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................    (11,037,543)      37,381,402
                                                                                                     -------------    -------------
DIVIDENDS AND DISTRIBUTIONS
     Dividends from net investment income .........................................................             --      (24,927,823)
     Distributions in excess of net investment income .............................................             --          (64,303)
                                                                                                     -------------    -------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS ............................................................             --      (24,992,126)
                                                                                                     -------------    -------------
CAPITAL STOCK TRANSACTIONS:
     Capital stock sold [1,551,024 and 3,555,442 shares, respectively] ............................     18,087,112       42,216,640
     Capital stock issued in reinvestment of dividends and distributions [-0- and 2,122,659 shares,
            respectively] .........................................................................             --       24,992,126
     Capital stock repurchased [(9,860,838) and (5,610,053) shares, respectively] .................   (114,780,632)     (66,029,147)
                                                                                                     -------------    -------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK
            TRANSACTIONS ..........................................................................    (96,693,520)       1,179,619
                                                                                                     -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...........................................................   (107,731,063)      13,568,895
NET ASSETS:
     Beginning of year ............................................................................    443,211,954      429,643,059
                                                                                                     -------------    -------------
     End of year(a) ...............................................................................  $ 335,480,891    $ 443,211,954
                                                                                                     =============    =============
     (a) Includes undistributed net investment income of: .........................................  $  22,098,715    $          --
                                                                                                     -------------    -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                         -------------------------------
                         CONSERVATIVE BALANCED PORTFOLIO
                         -------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS
     Investments, at value (cost: $4,474,325,684) ..........    $ 4,854,781,493
     Cash ..................................................          1,422,807
     Receivable for securities lending, income .............          4,689,111
     Interest and dividends receivable .....................         42,739,444
     Receivable for investments sold .......................            166,868
     Receivable for capital stock sold .....................             39,860
                                                                ---------------
           Total Assets ....................................      4,903,839,583
                                                                ---------------

LIABILITIES
     Collateral for securities on loan .....................        504,046,862
     Payable to investment adviser .........................          6,028,201
     Securities lending rebate payable .....................          2,965,737
     Payable for investments purchased .....................          2,020,467
     Payable for capital stock repurchased .................          1,222,854
     Accrued expenses ......................................            290,137
     Due to broker -- variation margin .....................            125,094
                                                                ---------------
           Total Liabilities ...............................        516,699,352
                                                                ---------------

NET ASSETS .................................................    $ 4,387,140,231
                                                                ===============

     Net assets were comprised of:
           Common stock, at $0.01 par value ................    $     2,856,249
           Paid-in capital, in excess of par ...............      4,013,577,042
                                                                ---------------
                                                                  4,016,433,291
     Undistributed net investment income ...................            392,041
     Distributions in excess of net realized gain on
           investments .....................................         (9,619,315)
     Net unrealized appreciation on investments ............        379,934,214
                                                                ---------------
     Net assets, December 31, 1999 .........................    $ 4,387,140,231
                                                                ===============
     Net asset value and redemption price per
           share, 285,624,853 outstanding shares of
           common stock (authorized 370,000,000
           shares) .........................................    $         15.36
                                                                ===============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

INVESTMENT INCOME
     Dividends (net of $286,950 foreign withholding
           tax) ...............................................   $  27,413,849
     Interest .................................................     181,248,101
     Income from securities loaned, net .......................       1,820,729
                                                                  -------------
                                                                    210,482,679
                                                                  -------------
EXPENSES
     Investment advisory fee ..................................      25,195,056
     Shareholders' reports ....................................         493,000
     Accounting fees ..........................................         260,000
     Custodian's fees and expenses ............................         210,000
     Audit fee and expenses ...................................          45,000
     Legal fees and expenses ..................................          21,200
     Transfer agent's fees and expenses .......................           8,000
     Directors' fees ..........................................           4,000
     Miscellaneous ............................................          94,076
                                                                  -------------
           Total expenses .....................................      26,330,332
     Less: custodian fee credit ...............................         (80,190)
                                                                  -------------
           Net expenses .......................................      26,250,142
                                                                  -------------
NET INVESTMENT INCOME .........................................     184,232,537
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN
(LOSS)ON INVESTMENTS
     Net realized gain (loss) on:
           Investments ........................................         938,110
           Futures ............................................        (493,916)
                                                                  -------------
                                                                        444,194
                                                                  -------------
     Net change in unrealized appreciation (depreciation) on:
           Investments ........................................     114,039,471
           Futures ............................................      (3,001,308)
                                                                  -------------
                                                                    111,038,163
                                                                  -------------
NET GAIN ON INVESTMENTS .......................................     111,482,357
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ...............................................   $ 295,714,894
                                                                  =============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  YEARS ENDED DECEMBER 31,
                                                                                             ----------------------------------
                                                                                                  1999                1998
                                                                                             ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
     Net investment income ...............................................................   $   184,232,537    $   200,201,254
     Net realized gain on investments ....................................................           444,194        263,079,117
     Net change in unrealized appreciation on investments ................................       111,038,163         66,472,901
                                                                                             ---------------    ---------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................       295,714,894        529,753,272
                                                                                             ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income ................................................      (183,840,496)      (201,150,300)
     Distributions from net realized capital gains .......................................       (16,406,123)      (284,059,981)
     Distributions in excess of net realized capital gains ...............................        (9,619,315)                --
                                                                                             ---------------    ---------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS ...................................................      (209,865,934)      (485,210,281)
                                                                                             ---------------    ---------------
CAPITAL STOCK TRANSACTIONS:
     Capital stock sold [3,595,334 and 4,155,780 shares, respectively] ...................        54,694,876         64,306,807
     Capital stock issued in reinvestment of dividends and distributions [13,845,674
           and 32,017,520 shares, respectively] ..........................................       209,865,934        485,210,281
     Capital stock repurchased [(49,920,477) and (34,980,138) shares, respectively] ......      (759,229,309)      (542,332,348)
                                                                                             ---------------    ---------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK
           TRANSACTIONS ..................................................................      (494,668,499)         7,184,740
                                                                                             ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................................      (408,819,539)        51,727,731
NET ASSETS:
     Beginning of year ...................................................................     4,795,959,770      4,744,232,039
                                                                                             ---------------    ---------------
     End of year (a) .....................................................................   $ 4,387,140,231    $ 4,795,959,770
                                                                                             ===============    ===============
     (a) Includes undistributed net investment income of .................................   $       392,041    $            --
                                                                                             ---------------    ---------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A3

                             FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                           --------------------------
                           FLEXIBLE MANAGED PORTFOLIO
                           --------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS
     Investments, at value (cost: $5,219,625,332) ............    $5,631,103,413
     Cash ....................................................         2,947,562
     Interest and dividends receivable .......................        36,766,337
     Receivable for securities lending income ................         3,251,757
     Receivable for investments sold .........................           488,542
     Receivable for capital stock sold .......................             2,875
                                                                  --------------
           Total Assets ......................................     5,674,560,486
                                                                  --------------

LIABILITIES
     Collateral for securities on loan .......................       526,881,461
     Payable to investment adviser ...........................         7,566,477
     Payable for investments purchased .......................         5,161,402
     Payable from broker .....................................         4,214,978
     Securities lending rebate payable .......................         2,877,006
     Payable for capital stock repurchased ...................         1,500,619
     Due from broker -- variation margin .....................           598,738
     Accrued expenses ........................................           495,510
                                                                  --------------
           Total Liabilities .................................       549,296,191
                                                                  --------------

NET ASSETS ...................................................    $5,125,264,295
                                                                  ==============

     Net assets were comprised of:
           Common stock, at $0.01 par value ..................    $    2,904,882
           Paid-in capital, in excess of par .................     4,494,235,963
                                                                  --------------
                                                                   4,497,140,845
     Undistributed net investment income .....................       168,078,194
     Accumulated net realized gain on investments ............        50,083,953
     Net unrealized appreciation on investments ..............       409,961,303
                                                                  --------------
     Net assets ..............................................    $5,125,264,295
                                                                  ==============
     Net asset value and redemption price per
           share, 290,488,231 outstanding shares of
           common stock (authorized 370,000,000
           shares) ...........................................    $        17.64
                                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

INVESTMENT INCOME
     Dividends (net of $611,104 foreign withholding
           tax) ...............................................   $  43,655,429
     Income from securities loaned, net .......................       1,727,448
     Interest .................................................     155,468,167
                                                                  -------------
                                                                    200,851,044
                                                                  -------------
EXPENSES
     Investment advisory fee ..................................      31,532,667
     Shareholders' reports ....................................         577,000
     Accounting fees ..........................................         240,000
     Custodian's fees and expenses ............................         225,000
     Audit fee and expenses ...................................          47,000
     Legal fees and expenses ..................................          22,000
     Transfer agent's fees and expenses .......................           8,000
     Directors' fees ..........................................           4,000
     Miscellaneous ............................................         105,969
                                                                  -------------
           Total expenses .....................................      32,761,636
     Less: custodian fee credit ...............................         (58,367)
                                                                  -------------
           Net expenses .......................................      32,703,269
                                                                  -------------
NET INVESTMENT INCOME .........................................     168,147,775
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS

     Net realized gain on:
           Investments ........................................      45,313,528
           Futures ............................................      21,714,794
                                                                  -------------
                                                                     67,028,322
                                                                  -------------
     Net change in unrealized appreciation (depreciation) on:
           Investments ........................................     174,886,106
           Futures ............................................     (16,638,716)
                                                                  -------------
                                                                    158,247,390
                                                                  -------------
NET GAIN ON INVESTMENTS .......................................     225,275,712
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ...............................................   $ 393,423,487
                                                                  =============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEARS ENDED DECEMBER 31,
                                                                                                ----------------------------------
                                                                                                     1999               1998
                                                                                                ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
     Net investment income ..................................................................   $   168,147,775    $   177,588,088
     Net realized gain on investments .......................................................        67,028,322        513,883,914
     Net change in unrealized appreciation on investments ...................................       158,247,390       (167,145,159)
                                                                                                ---------------    ---------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................       393,423,487        524,326,843
                                                                                                ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income ...................................................          (240,137)      (178,186,396)
     Distributions from net realized capital gains ..........................................       (60,930,102)      (552,345,875)
                                                                                                ---------------    ---------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS ......................................................       (61,170,239)      (730,532,271)
                                                                                                ---------------    ---------------
CAPITAL STOCK TRANSACTIONS:
     Capital stock sold [3,138,333 and 4,188,120 shares, respectively] ......................        53,348,688         74,668,669
     Capital stock issued in reinvestment of dividends and distributions [3,554,343 and
        43,615,212 shares, respectively] ....................................................        61,170,239        730,532,271
     Capital stock repurchased [(42,922,625) and (38,796,213) shares, respectively] .........      (731,489,268)      (679,156,218)
                                                                                                ---------------    ---------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK
        TRANSACTIONS ........................................................................      (616,970,341)       126,044,722
                                                                                                ---------------    ---------------
TOTAL DECREASE IN NET ASSETS ................................................................      (284,717,093)       (80,160,706)
NET ASSETS:
     Beginning of year ......................................................................     5,409,981,388      5,490,142,094
                                                                                                ---------------    ---------------
     End of year (a) ........................................................................   $ 5,125,264,295    $ 5,409,981,388
                                                                                                ===============    ===============
     (a) Includes undistributed net investment income of: ...................................   $   168,078,194    $       170,558
                                                                                                ---------------    ---------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                              ---------------------
                              STOCK INDEX PORTFOLIO
                              ---------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS
     Investments, at value (cost: $2,345,486,363) ..........      $4,656,162,855
     Cash ..................................................              16,660
     Interest and dividends receivable .....................           4,103,786
     Receivable for capital stock sold .....................           1,023,504
     Receivable for investments sold .......................             583,564
     Due from broker -- variation margin ...................             145,000
                                                                  --------------
       Total Assets ........................................       4,662,035,369
                                                                  --------------

LIABILITIES
     Payable to investment adviser .........................           3,371,376
     Payable for investments purchased .....................           2,251,707
     Payable for capital stock repurchased .................           1,099,090
     Accrued expenses ......................................             295,676
                                                                  --------------
       Total Liabilities ...................................           7,017,849
                                                                  --------------

NET ASSETS .................................................      $4,655,017,520
                                                                  ==============
     Net assets were comprised of:
       Common stock, at $0.01 par value ....................      $    1,047,241
       Paid-in capital, in excess of par ...................       2,338,932,384
                                                                  --------------
                                                                   2,339,979,625
     Undistributed net investment income ...................             315,792
     Accumulated net realized gain on investments ..........           1,621,348
     Net unrealized appreciation on investments ............       2,313,100,755
                                                                  --------------
     Net assets, December 31, 1999 .........................      $4,655,017,520
                                                                  ==============
     Net asset value and redemption price per
       share, 104,724,109 outstanding shares of
       common stock (authorized 170,000,000
       shares) .............................................      $        44.45
                                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

INVESTMENT INCOME
     Dividends (net of $566,445 foreign withholding
       tax) ................................................      $  54,524,413
     Interest ..............................................          5,110,430
                                                                  -------------
                                                                     59,634,843
                                                                  -------------
EXPENSES
     Investment advisory fee ...............................         14,259,131
     Shareholders' reports .................................            550,000
     Custodian's fees and expenses .........................            140,000
     Accounting fees .......................................            131,000
     Audit fee and expenses ................................             40,000
     Legal fees and expenses ...............................             20,000
     Transfer agent's fees and expenses ....................              8,500
     Directors' fees .......................................              4,000
     Miscellaneous .........................................             78,482
                                                                  -------------
       Total expenses ......................................         15,231,113
     Less: custodian fee credit ............................             (4,650)
                                                                  -------------
       Net expenses ........................................         15,226,463
                                                                  -------------
NET INVESTMENT INCOME ......................................         44,408,380
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
     Net realized gain on:
       Investments .........................................         32,943,947
       Futures .............................................         13,251,281
                                                                  -------------
                                                                     46,195,228
                                                                  -------------
     Net change in unrealized appreciation on:
       Investments .........................................        685,134,062
       Futures .............................................         (2,181,112)
                                                                  -------------
                                                                    682,952,950
                                                                  -------------
NET GAIN ON INVESTMENTS ....................................        729,148,178
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ............................................      $ 773,556,558
                                                                  =============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  YEARS ENDED DECEMBER 31,
                                                                            ----------------------------------
                                                                                  1999               1998
                                                                            ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
     Net investment income ..............................................   $    44,408,380    $    36,771,654
     Net realized gain on investments ...................................        46,195,228         57,465,213
     Net change in unrealized appreciation on investments ...............       682,952,950        644,691,671
                                                                            ---------------    ---------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............       773,556,558        738,928,538
                                                                            ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS
     Dividends from net investment income ...............................       (44,092,588)       (37,075,916)
     Distributions from net realized capital gains ......................       (54,347,010)       (53,566,202)
                                                                            ---------------    ---------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS ..................................       (98,439,598)       (90,642,118)
                                                                            ---------------    ---------------
CAPITAL STOCK TRANSACTIONS:
     Capital stock sold [19,061,602 and 21,945,962 shares, respectively]        768,257,840        739,810,425
     Capital stock issued in reinvestment of dividends and distributions
       [2,357,499 and 2,541,175 shares, respectively] ...................        98,439,598         90,642,118
     Capital stock repurchased [(10,712,263) and (11,483,263) shares,
       respectively] ....................................................      (434,885,868)      (378,841,199)
                                                                            ---------------    ---------------
     NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS       431,811,570        451,611,344
                                                                            ---------------    ---------------
TOTAL INCREASE IN NET ASSETS ............................................     1,106,928,530      1,099,897,764
NET ASSETS:
     Beginning of year ..................................................     3,548,088,990      2,448,191,226
                                                                            ---------------    ---------------
     End of year (a) ....................................................   $ 4,655,017,520    $ 3,548,088,990
                                                                            ===============    ===============
     (a) Included undistributed net investment income of: ...............   $       315,792    $            --
                                                                            ---------------    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       A5

                             FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                                ----------------
                                EQUITY PORTFOLIO
                                ----------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS
  Investments, at value (cost: $4,885,331,050) .............      $6,235,357,940
  Cash .....................................................              58,953
  Interest and dividends receivable ........................          11,253,951
  Receivable for capital stock sold ........................              94,134
                                                                  --------------
    Total Assets ...........................................       6,246,764,978
                                                                  --------------

LIABILITIES
  Payable to investment adviser ............................           6,736,764
  Payable for capital stock repurchased ....................           2,845,468
  Payable for investments purchased ........................           1,326,576
  Accrued expenses .........................................             421,231
  Forward currency contracts - amount payable
    to counterparties ......................................             138,418
  Distribution fee payable .................................                 174
  Administration fee payable ...............................                 105
                                                                  --------------
    Total Liabilities ......................................          11,468,736
                                                                  --------------

NET ASSETS .................................................      $6,235,296,242
                                                                  ==============
  Net assets were comprised of:
    Common stock, at $0.01 par value .......................      $    2,157,333
    Paid-in capital, in excess of par ......................       4,743,333,540
                                                                  --------------
                                                                   4,745,490,873
  Undistributed net investment income ......................           2,943,614
  Accumulated net realized gain on investments .............         136,974,864
  Net unrealized appreciation on investments
    and foreign currencies .................................       1,349,886,891
                                                                  --------------
  Net assets, December 31, 1999 ............................      $6,235,296,242
                                                                  ==============
CLASS I:
  Net asset value and redemption price per
    share, $6,234,976,708/215,722,265
    outstanding shares of common stock
    (authorized 295,000,000 shares) ........................      $        28.90
                                                                  ==============
CLASS II:
  Net asset value and redemption price per share,
    $319,534/11,050 outstanding shares of common
    stock (authorized 5,000,000 shares) ....................      $        28.92
                                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999

INVESTMENT INCOME
     Dividends (net of $844,442 foreign withholding
       tax) ...................................................   $ 112,553,009
     Interest .................................................      24,847,638
                                                                  -------------
                                                                    137,400,647
                                                                  -------------
EXPENSES
     Investment advisory fee ..................................      28,188,640
     Distribution fee - Class II ..............................             358
     Administration fee - Class II ............................             215
     Shareholders' reports ....................................         694,000
     Custodian's fees and expenses ............................         212,000
     Accounting fees ..........................................          92,000
     Audit fee and expenses ...................................          50,000
     Legal fees and expenses ..................................          21,000
     Transfer agent's fees and expenses .......................           9,000
     Directors' fees ..........................................           4,000
     Miscellaneous ............................................         122,035
                                                                  -------------
       Total expenses .........................................      29,393,248
                                                                  -------------
     Less: custodian fee credit ...............................         (23,473)
                                                                  -------------
       Net expenses ...........................................      29,369,775
                                                                  -------------
NET INVESTMENT INCOME .........................................     108,030,872
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES
     Net realized gain (loss) on:
       Investments ............................................     762,125,712
       Foreign currencies .....................................          (2,464)
                                                                  -------------
                                                                    762,123,248
                                                                  -------------
     Net change in unrealized appreciation (depreciation) on:
       Investments ............................................    (132,692,386)
       Foreign currencies .....................................        (139,868)
                                                                  -------------
                                                                   (132,832,254)
                                                                  -------------
NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES ....................................................     629,290,994
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ...............................................   $ 737,321,866
                                                                  =============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEARS ENDED DECEMBER 31,
                                                                                     ----------------------------------
                                                                                           1999               1998
                                                                                     ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ........................................................   $   108,030,872    $   114,479,882
    Net realized gain on investments and foreign currencies ......................       762,123,248        766,481,591
    Net change in unrealized appreciation (depreciation) on
      investments and foreign currencies .........................................      (132,832,254)      (344,074,909)
                                                                                     ---------------    ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................       737,321,866        536,886,564
                                                                                     ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income .........................................      (105,056,328)      (115,394,083)
    Distributions from net realized capital gains ................................      (737,934,646)      (684,800,016)
                                                                                     ---------------    ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS ............................................      (842,990,974)      (800,194,099)
                                                                                     ---------------    ---------------
CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [8,685,422 and 12,676,785 shares, respectively] ...........       269,993,500        418,548,498
    Capital stock issued in reinvestment of dividends and distributions
      [29,304,589 and 27,106,415 shares, respectively] ...........................       842,990,974        800,194,099
    Capital stock repurchased [(33,043,224) and (22,886,073) shares, respectively]    (1,019,065,758)      (732,368,459)
                                                                                     ---------------    ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS .........        93,918,716        486,374,138
                                                                                     ---------------    ---------------
TOTAL INCREASE (DECREASE)
IN NET ASSETS ....................................................................       (11,750,392)       223,066,603
NET ASSETS:
    Beginning of year ............................................................     6,247,046,634      6,023,980,031
                                                                                     ---------------    ---------------
    End of year(a) ...............................................................   $ 6,235,296,242    $ 6,247,046,634
                                                                                     ===============    ===============
    (a) Includes undistributed net investment income of: .........................   $     2,943,614    $       109,952
                                                                                     ---------------    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       A6

                             FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                                ----------------
                                GLOBAL PORTFOLIO
                                ----------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS
     Investments, at value (cost: $724,163,895) ...........     $ 1,275,662,478
     Foreign currency, at value (cost: $36,813,796) .......          36,614,585
     Cash .................................................                 698
     Unrealized appreciation on interest rate swap ........           1,387,252
     Dividends and interest receivable ....................             756,583
     Receivable for capital stock sold ....................             405,725
                                                                ---------------
       Total Assets .......................................       1,314,827,321
                                                                ---------------

LIABILITIES
     Payable to investment purchased ......................          13,386,766
     Payable for investments adviser ......................           2,083,472
     Payable for capital stock repurchased ................             753,737
     Accrued expenses and other liabilities ...............             289,258
                                                                ---------------
       Total Liabilities ..................................          16,513,233
                                                                ---------------

NET ASSETS ................................................     $ 1,298,314,088
                                                                ===============
     Net assets were comprised of:
       Common stock, at $0.01 par value ...................     $       419,131
       Paid-in capital, in excess of par ..................         651,981,706
                                                                ---------------
                                                                    652,400,837
     Distributions in excess of net investment
       income .............................................             (31,563)
     Accumulated net realized gain on investments .........          93,212,412
     Net unrealized appreciation on investments
       and foreign currencies .............................         552,732,402
                                                                ---------------
     Net assets, December 31, 1999 ........................     $ 1,298,314,088
                                                                ===============
     Net asset value and redemption price per
       share of 41,913,089 outstanding shares of
       common stock (authorized 70,000,000
       shares) .............................................     $         30.98
                                                                ===============

STATEMENT OF OPERATIONS
December 31, 1999

INVESTMENT INCOME
     Dividends (net of $656,976 foreign witholding
       tax) ................................................      $   8,629,752
     Interest ..............................................          1,625,766
                                                                  -------------
                                                                     10,255,518
                                                                  -------------

EXPENSES
     Investment advisory fee ...............................          7,287,427
     Custodian's fees and expenses .........................            528,000
     Accounting fees .......................................            178,000
     Shareholders' reports .................................             99,000
     Audit fee and expenses ................................             26,000
     Transfer agent's fees and expenses ....................              8,000
     Directors' fees .......................................              4,000
     Miscellaneous .........................................              3,240
                                                                  -------------
       Total expenses ......................................          8,133,667
     Less: custodian fee credit ............................             (3,727)
                                                                  -------------

       Net expenses ........................................          8,129,940
                                                                  -------------

NET INVESTMENT INCOME ......................................          2,125,578
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES
     Net realized gain (loss) on:
       Investments .........................................        107,213,072
       Foreign currencies ..................................         (2,319,994)
       Interest rate swaps .................................            996,575
                                                                  -------------
                                                                    105,889,653
                                                                  -------------
     Net change in unrealized appreciation on:
       Investments .........................................        310,067,546
       Foreign currencies ..................................          5,188,274
                                                                  -------------
                                                                    315,255,820
                                                                  -------------

NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES .................................................        421,145,473
                                                                  -------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ............................................      $ 423,271,051
                                                                  =============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEARS ENDED DECEMBER 31,
                                                                                     ----------------------------------
                                                                                           1999               1998
                                                                                     ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
     Net investment income .......................................................   $     2,125,578    $     2,043,217
     Net realized gain on investments and foreign currencies .....................       105,889,653         41,097,089
     Net change in unrealized appreciation on investments and foreign currencies .       315,255,820        121,145,340
                                                                                     ---------------    ---------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................       423,271,051        164,285,646
                                                                                     ---------------    ---------------

DIVIDENDS AND DISTRIBUTIONS:
     Dividends from net investment income ........................................                --         (5,559,015)
     Distributions in excess of net investment income ............................        (4,140,269)        (4,481,373)
     Distributions from net realized capital gains ...............................        (7,259,626)       (35,181,433)
                                                                                     ---------------    ---------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS ...........................................       (11,399,895)       (45,221,821)
                                                                                     ---------------    ---------------

CAPITAL STOCK TRANSACTIONS:
     Capital stock sold [12,980,789 and 9,626,530 shares, respectively] ..........       303,934,195        191,039,953
     Capital stock issued in reinvestment of dividends and distributions
       [520,780 and 2,231,010 shares, respectively] ..............................        11,399,895         45,221,821
     Capital stock repurchased [(11,503,347) and (7,562,638) shares, respectively]      (273,433,117)      (149,184,992)
                                                                                     ---------------    ---------------
     NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS ........        41,900,973         87,076,782
                                                                                     ---------------    ---------------

TOTAL INCREASE IN NET ASSETS .....................................................       453,772,129        206,140,607

NET ASSETS:
     Beginning of year ...........................................................       844,541,959        638,401,352
                                                                                     ---------------    ---------------
     End of year .................................................................   $ 1,298,314,088    $   844,541,959
                                                                                     ===============    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       A7

                           --------------------------
                           DIVERSIFIED BOND PORTFOLIO
                           --------------------------

DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 96.8%                                 MOODY'S                                  PRINCIPAL
                                                               RATING     INTEREST          MATURITY      AMOUNT        VALUE
LONG-TERM BONDS -- 96.5%                                     (UNAUDITED)    RATE              DATE         (000)       (NOTE 2)
                                                             -----------  --------        ------------ -----------  --------------
AEROSPACE -- 3.2%
    Boeing Co. ..............................................     Aa3       8.75%           08/15/21   $     6,250  $    6,884,938
    Litton Industries, Inc.  ................................    Baa2       8.00%           10/15/09         4,220       4,202,276
    Northrop-Grumman Corp. ..................................    Baa3      7.875%           03/01/26         3,400       3,189,472
    Raytheon Co.  ...........................................    Baa1       5.95%           03/15/01         6,500       6,394,245
    Raytheon Co.  ...........................................    Baa1       6.45%           08/15/02         5,000       4,864,050
    Raytheon Co.  ...........................................    Baa1       6.50%           07/15/05         4,200       3,977,232
    Rockwell International Corp.  ...........................     A1        5.20%           01/15/98         6,500       4,151,030
    United Technologies Corp.  ..............................     A2        7.50%           09/15/29         6,000       5,895,000
                                                                                                                    --------------
                                                                                                                        39,558,243
                                                                                                                    --------------
AIRLINES -- 2.6%
    Continental Airlines, Inc. ..............................     Aa3      7.461%           04/01/15         5,205       5,012,417
    Continental Airlines, Inc. ..............................     Ba2       8.00%           12/15/05         4,785       4,376,648
    Delta Air Lines, Inc.  ..................................    Baa3       7.90%           12/15/09         3,500       3,407,985
    Delta Air Lines, Inc.  ..................................     Ba1      9.875%           05/15/00         6,000       6,062,280
    United Airlines, Inc.  ..................................    Baa3      10.67%           05/01/04         7,000       7,665,910
    United Airlines, Inc.  ..................................    Baa3      11.21%           05/01/14         5,000       6,065,550
                                                                                                                    --------------
                                                                                                                        32,590,790
                                                                                                                    --------------
ASSET-BACKED SECURITIES -- 2.4%
    Advanta Mortgage Loan Trust, Series 1994-3   ............     Aaa       8.49%           01/25/26         8,134       8,209,939
    California Infrastructure PG&E, Series 1997-1  ..........     NR        6.32%           09/25/05         4,000       3,955,000
    Chase Manhattan Credit Master Trust, Series 1996-3  .....     Aaa       7.04%           02/15/05         6,000       6,013,080
    Citibank Credit Card Master Trust, Series 1999-5 ........     NR        6.10%           05/15/08        12,500      11,768,250
                                                                                                                    --------------
                                                                                                                        29,946,269
                                                                                                                    --------------
AUTO-CARS & TRUCKS -- 1.5%
    Ford Motor Co. ..........................................     A1       6.375%           02/01/29        10,000       8,395,600
    Ford Motor Co. ..........................................     A1        7.45%           07/16/31         2,300       2,212,692
    Navistar International Corp. ............................     Ba1       7.00%           02/01/03         3,500       3,351,250
    Navistar International Corp. ............................     Ba3       8.00%           02/01/08         4,500       4,275,000
                                                                                                                    --------------
                                                                                                                        18,234,542
                                                                                                                    --------------
AUTOMOTIVE PARTS -- 1.5%
    Cooper Tire & Rubber, Inc. ..............................     A3        7.75%           12/15/09         2,000       1,958,400
    Lear Corp.  .............................................     Ba1       7.96%           05/15/05         7,590       7,362,300
    TRW, Inc.  ..............................................    Baa1       6.45%           06/15/01         9,200       9,090,750
    United Rentals, Inc.  ...................................     B1        8.80%           08/15/08           920         857,900
                                                                                                                    --------------
                                                                                                                        19,269,350
                                                                                                                    --------------
BANKS AND SAVINGS & LOANS -- 6.0%
    Banco de Commercio Exterior de Columbia, SA,
      M.T.N., (Colombia).....................................    Baa3      8.625%           06/02/00         2,000       1,980,000
    Barclays Bank PLC, (United Kingdom) .....................     Aa3       7.40%           12/15/09         2,000       1,965,400
    Bayerische Landesbank Girozentrale, (Germany) ...........     Aaa      5.875%           12/01/08         7,800       6,994,728
    Capital One Bank  .......................................    Baa3       7.08%           10/30/01         5,000       4,951,150
    Chase Manhattan Corp.  ..................................     A1        7.00%           11/15/09         5,000       4,810,750
    Compass Bancshares, Inc. ................................     A1        8.10%           08/15/09         4,800       4,787,040
    Dresdner Funding Trust  .................................     Aa2      8.151%           06/30/31        13,100      12,489,540
    Hypovereinsbank..........................................     Aa3      8.741%           06/30/31         1,500       1,498,050
    International Bank for Reconstruction & Development,
      (Supranational)........................................     Aaa     12.375%           10/15/02           750         855,772
    Kansallis-Osake Pankki, (Finland)   .....................    Baa1      10.00%           05/01/02         5,000       5,279,550
    KBC Bank Funding  .......................................     A1        9.86%           11/29/49         5,000       5,185,500
    Keycorp Capital, Inc.  ..................................     A1        7.75%           07/15/29         2,800       2,604,000
    National Australia Bank, (Australia)   ..................     A1        6.40%           12/10/07         3,700       3,687,790
    Sanwa Finance Aruba A.E.C.   ............................     A3        8.35%           07/15/09         4,640       4,675,264
    Sovereign Bancorp  ......................................     Ba3      10.25%           05/15/04         1,325       1,335,467
    Sovereign Bancorp  ......................................     Ba3      10.50%           11/15/06         2,295       2,340,900
    Washington Mutual, Inc. .................................     A3        7.50%           08/15/06        10,000       9,892,500
                                                                                                                    --------------
                                                                                                                        75,333,401
                                                                                                                    --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.8%
    British Sky Broadcasting, Inc.  .........................    Baa2      6.875%           02/23/09         7,800       6,852,300
    Cable & Wire Communications PLC (United Kingdom) ........    Baa1       6.75%           12/01/08         1,650       1,624,029


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

                     --------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

                                                               MOODY'S                                  PRINCIPAL
                                                               RATING     INTEREST          MATURITY      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                                  (UNAUDITED)    RATE              DATE         (000)       (NOTE 2)
                                                             -----------  --------        ------------ -----------  --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D)
    Cox Communications, Inc.  ...............................    Baa2      7.875%           08/15/09   $     2,400  $    2,432,880
    Cox Enterprises, Inc.  ..................................    Baa1      6.625%           06/14/02         3,200       3,153,696
    CSC Holdings, Inc.  .....................................     Ba2       7.25%           07/15/08         3,400       3,206,064
    CSC Holdings, Inc.  .....................................     Ba2      7.875%           12/15/07         1,900       1,865,192
    Rogers Cablesystems, Inc., (Canada)   ...................     Ba3      10.00%           03/15/05         4,000       4,280,000
    Tele-Communications, Inc.  ..............................     Ba1       6.34%           02/01/02         3,500       3,466,190
    Tele-Communications, Inc.  ..............................    Baa3     10.125%           04/15/22         6,300       7,850,934
                                                                                                                    --------------
                                                                                                                        34,731,285
                                                                                                                    --------------
CHEMICALS -- 0.6%
    ICI Wilmington, Inc.  ...................................    Baa1       9.50%           11/15/00         3,500       3,567,655
    Lyondell Chemical .......................................     NR       9.625%           05/01/07         1,760       1,799,600
    Rohm & Haas Co. .........................................     A3        6.95%           07/15/04         2,800       2,764,356
                                                                                                                    --------------
                                                                                                                         8,131,611
                                                                                                                    --------------
COMPUTERS -- 0.9%
    International Business Machine Corp.   ..................     A1        5.50%           01/15/09         5,000       4,422,000
    International Business Machine Corp.   ..................     A1       5.625%           04/12/04         3,000       2,834,340
    Unisys Corp. ............................................     Ba1      12.00%           04/15/03         3,220       3,429,300
                                                                                                                    --------------
                                                                                                                        10,685,640
                                                                                                                    --------------
CONSUMER PRODUCTS -- 0.4%
    Fortune Brands ..........................................     A2       7.125%           11/01/04         5,000       4,930,450
                                                                                                                    --------------
DIVERSIFIED CONSUMER PRODUCT -- 0.3%
    Owens-Illinois, Inc......................................     Ba1       7.50%           05/15/10         5,000       4,396,100
                                                                                                                    --------------
DIVERSIFIED OPERATIONS -- 1.1%
    Tyco International Ltd.  ................................    Baa1      6.875%           01/15/29         3,350       2,847,064
    Tyco International Ltd.  ................................    Baa1       7.00%           06/15/28         1,350       1,168,236
    Xerox Cap Europe PLC   ..................................     A2        5.75%           05/15/02        10,000       9,655,000
                                                                                                                    --------------
                                                                                                                        13,670,300
                                                                                                                    --------------
DRUGS & MEDICAL SUPPLIES -- 0.3%
    Mallinckrodt, Inc. ......................................    Baa2       6.30%           03/15/01         3,500       3,421,250
                                                                                                                    --------------
FINANCIAL SERVICES -- 8.4%
    Arkwright Corp. .........................................    Baa3      9.625%           08/15/26         5,000       4,899,000
    Bombardier Capital, Inc. M.T.N. .........................     A3        7.30%           12/15/02         5,000       4,980,000
    Calair Capital Corp. ....................................     Ba2      8.125%           04/01/08         3,000       2,640,000
    Capital One Financial Corp.  ............................     Ba1       7.25%           05/01/06         4,200       3,969,000
    Chrysler Financial Corp. ................................     A1        5.25%           10/22/01        10,400      10,114,312
    Comdisco, Inc.  .........................................    Baa1       6.32%           11/27/00        10,000       9,932,000
    Ford Motor Credit Co.  ..................................     A1        5.75%           01/25/01         4,000       3,955,480
    Ford Motor Credit Co.  ..................................     A1       7.375%           10/28/09         1,600       1,584,000
    Gatx Capital Corp. ......................................    Baa2       7.75%           12/01/06         5,000       4,955,350
    General Motors Acceptance Corp. .........................     A2        5.75%           11/10/03        10,000       9,521,600
    Heller Financial, Inc.   ................................     A3        6.00%           03/19/04         2,900       2,753,637
    HVB Funding Trust   .....................................     Aa3       9.00%           10/22/31         6,000       6,153,000
    International Lease Finance Corp.  ......................     A1        5.90%           03/12/03        16,000      15,393,600
    MBNA Corp. ..............................................     Aaa       5.90%           08/15/11        17,900      16,226,028
    RBF Finance Co. .........................................     Ba3     11.375%           03/15/09           450         483,750
    The CIT Group, Inc. .....................................     Aa3       5.50%           10/15/01         8,045       7,865,275
                                                                                                                    --------------
                                                                                                                       105,426,032
                                                                                                                    --------------
FOOD & BEVERAGE -- 0.8%
    Archer-Daniels Midland Co................................     Aa3      6.625%           05/01/29         4,700       3,998,431
    Coca-Cola Bottling Co....................................    Baa2      6.375%           05/01/09         2,200       1,981,760
    Coca-Cola Enterprises, Inc.   ...........................     A2       7.125%           09/30/09         3,300       3,237,300
    Embotelladora Andina S.A., (Chile)  .....................    Baa1      7.875%           10/01/97         1,250         961,131
                                                                                                                    --------------
                                                                                                                        10,178,622
                                                                                                                    --------------
FOREST PRODUCTS -- 1.8%
    Abitibi-Consolidated, Inc.  .............................    Baa3       8.50%           08/01/29         2,250       2,168,977
    Fort James Corp.   ......................................    Baa3      6.234%           03/15/11         5,000       4,948,200
    Georgia-Pacific Corp. ...................................    Baa2       7.75%           11/15/29           895         852,881


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

                     --------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

                                                               MOODY'S                                  PRINCIPAL
                                                               RATING     INTEREST          MATURITY      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                                  (UNAUDITED)    RATE              DATE         (000)       (NOTE 2)
                                                             -----------  --------        ------------ -----------  --------------
FOREST PRODUCTS (CONT'D.)
    Scotia Pacific Co.   ....................................     NR        7.71%           01/20/14   $    12,200  $    9,150,000
    Westvaco Corp............................................     A1        9.75%           06/15/20         5,000       5,855,500
                                                                                                                    --------------
                                                                                                                        22,975,558
                                                                                                                    --------------
HOSPITAL MANAGEMENT -- 0.3%
    Columbia/HCA Healthcare Corp. ...........................     Ba2       6.91%           06/15/05         2,435       2,228,025
    Tenet Healthcare Corp....................................     Ba1      7.875%           01/15/03         1,825       1,770,250
                                                                                                                    --------------
                                                                                                                         3,998,275
                                                                                                                    --------------
INDUSTRIAL -- 0.2%
    Compania Sud Americana de Vapores, SA, (Chile)  .........     Baa      7.375%           12/08/03         2,000       1,905,140
                                                                                                                    --------------
INSURANCE -- 2.3%
    Allstate Corp.  .........................................     A1        7.20%           12/01/09           900         874,971
    Conseco, Inc.  ..........................................     Ba1       8.50%           10/15/02         6,875       6,963,000
    Conseco, Inc.  ..........................................     Ba2      8.796%           04/01/27        10,100       9,167,669
    Nationwide CSN Trust  ...................................     Aa3      9.875%           02/15/25         5,000       5,094,650
    Reliastar Financial Corp.................................     A3       6.625%           09/15/03         5,000       4,855,000
    Royal & Sun Alliance Insurance Group PLC  ...............     A1        8.95%           10/15/29         2,300       2,349,680
                                                                                                                    --------------
                                                                                                                        29,304,970
                                                                                                                    --------------
INVESTMENT BANKERS -- 5.3%
    Bear Stearns & Co.  .....................................     A2       7.625%           12/07/09         4,675       4,590,476
    Goldman Sachs Group, Inc.  ..............................     A1        5.56%           01/11/01         4,750       4,693,760
    Lehman Brothers Holdings, Inc.   ........................    Baa1      6.375%           03/15/01         1,150       1,140,282
    Lehman Brothers Holdings, Inc.   ........................    Baa1      6.625%           04/01/04        13,245      12,821,690
    Lehman Brothers Holdings, Inc.   ........................    Baa1      6.625%           02/05/06         4,585       4,331,725
    Merrill Lynch, Pierce, Fenner & Smith, Inc.  ............     Aa3      5.665%           06/24/03        15,000      14,955,000
    Morgan Stanley Dean Witter & Co. M.T.N.   ...............     Aa3      5.625%           04/12/02         5,450       5,276,690
    Morgan Stanley Dean Witter & Co.   ......................     Aa3      7.125%           01/15/03         2,830       2,827,764
    PaineWebber Group, Inc.  ................................    Baa1       6.45%           12/01/03         5,000       4,807,400
    Salomon, Inc., M.T.N. ...................................     Aa3       6.59%           02/21/01         3,500       3,485,790
    Salomon, Inc.  ..........................................     Aa3       6.65%           07/15/01         7,000       6,961,360
    Salomon, Inc., M.T.N. ...................................     Aa3       7.25%           05/01/01         1,100       1,103,487
                                                                                                                    --------------
                                                                                                                        66,995,424
                                                                                                                    --------------
LEISURE -- 2.2%
    Harrahs Operating Co., Inc.   ...........................     Ba2      7.875%           12/15/05           290         282,750
    HMH Properties   ........................................     Ba2      7.875%           08/01/05         1,970       1,817,325
    ITT Corp.  ..............................................    Baa2       6.25%           11/15/00         4,250       4,167,252
    ITT Corp.  ..............................................    Baa2       6.75%           11/15/03         7,000       6,511,610
    Marriott International   ................................    Baa1      7.875%           09/15/09           325         319,885
    Park Place Entertainment  ...............................     Ba2      7.875%           12/15/05         2,265       2,163,075
    Royal Caribbean Cruises Ltd.  ...........................    Baa3       7.00%           10/15/07         8,000       7,527,200
    Royal Caribbean Cruises Ltd.  ...........................    Baa3       7.25%           08/15/06         5,000       4,820,450
                                                                                                                    --------------
                                                                                                                        27,609,547
                                                                                                                    --------------
MEDIA -- 4.9%
    Liberty Media Group  ....................................    Baa3      7.875%           07/15/09         1,600       1,593,760
    Liberty Media Group  ....................................    Baa3       8.50%           07/15/29         2,800       2,898,000
    News America Holding, Inc.  .............................    Baa3      6.703%           05/21/04        22,000      21,011,540
    Paramount Communications, Inc.   ........................     Ba2       7.50%           01/15/02         5,000       5,010,850
    Seagram (J.) & Sons .....................................    Baa3       5.79%           04/15/01        11,500      11,249,300
    Turner Broadcasting System, Inc.   ......................     Ba1       7.40%           02/01/04        13,500      13,409,010
    United News & Media PLC .................................    Baa2       7.25%           07/01/04         2,000       1,920,800
    United News & Media PLC .................................    Baa2       7.75%           07/01/09         1,000         961,880
    World Color Press, Inc.   ...............................     B1        7.75%           02/15/09         2,075       1,981,625
    World Color Press, Inc.   ...............................     B1       8.375%           11/15/08         1,000         977,500
                                                                                                                    --------------
                                                                                                                        61,014,265
                                                                                                                    --------------
OIL & GAS -- 2.7%
    Amerada Hess Corp.  .....................................    Baa1      7.375%           10/01/09           600         585,546
    Amerada Hess Corp.  .....................................    Baa1      7.875%           10/01/29         1,600       1,560,480


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

                     --------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

                                                               MOODY'S                                  PRINCIPAL
                                                               RATING     INTEREST          MATURITY      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                                  (UNAUDITED)    RATE              DATE         (000)       (NOTE 2)
                                                             -----------  --------        ------------ -----------  --------------
OIL & GAS (CONT'D.)
    Atlantic Richfield Co.  .................................     A2        5.55%           04/15/03   $     3,700  $    3,547,116
    Atlantic Richfield Co.  .................................     A2        5.90%           04/15/09         6,770       6,143,030
    B.J. Services Co. .......................................     Ba1       7.00%           02/01/06         5,000       4,731,700
    EOTT Energy Partners, L.P. ..............................     Ba2      11.00%           10/01/09         1,960       2,038,400
    K N Energy, Inc., .......................................    Baa2       6.30%           03/01/21        15,000      14,844,000
                                                                                                                    --------------
                                                                                                                        33,450,272
                                                                                                                    --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.4%
    Parker & Parsley Petroleum Co.   ........................     Ba2      8.875%           04/15/05         1,505       1,497,159
    Seagull Energy Corp. ....................................     Ba1      7.875%           08/01/03         1,830       1,788,825
    Union Pacific Resources .................................    Baa3       7.95%           04/15/29         2,100       2,038,491
                                                                                                                    --------------
                                                                                                                         5,324,475
                                                                                                                    --------------
RAILROADS -- 1.2%
    Burlington Northern Santa Fe Corp. ......................    Baa2       6.05%           03/15/01         8,000       7,906,160
    Norfolk Southern Corp.   ................................    Baa1      6.875%           05/01/01         4,500       4,488,570
    Norfolk Southern Corp.   ................................    Baa1       6.95%           05/01/02         1,650       1,642,872
    Union Pacific Corp.  ....................................    Baa3      7.375%           09/15/09         1,700       1,663,637
                                                                                                                    --------------
                                                                                                                        15,701,239
                                                                                                                    --------------
REAL ESTATE INVESTMENT TRUST -- 2.4%
    Camden Property Trust   .................................    Baa2       7.23%           10/30/00         5,000       4,981,500
    Equity Residential Properties Trust .....................     A3        6.15%           09/15/00        15,000      14,877,000
    ERP Operating, L.P. .....................................     A3        6.63%           04/13/05         3,900       3,654,846
    ERP Operating, L.P. .....................................     A3        7.10%           06/23/04         1,500       1,465,695
    HRPT Properties Trust  ..................................    Baa2      7.426%           07/09/00         5,000       4,971,000
                                                                                                                    --------------
                                                                                                                        29,950,041
                                                                                                                    --------------
RETAIL -- 3.9%
    Dayton-Hudson Corp.   ...................................     A3        6.40%           02/15/03         8,250       8,072,790
    Federated Department Stores, Inc.   .....................     Ba1      8.125%           10/15/02         5,250       5,334,315
    Federated Department Stores, Inc.   .....................     Ba1       8.50%           06/15/03        10,200      10,482,438
    Kmart Corp.  ............................................     Ba2       9.78%           01/05/20         3,850       3,951,063
    Kroger Co., (The)   .....................................    Baa3       6.34%           06/01/01         6,500       6,426,875
    Kroger Co., (The)   .....................................    Baa3      6.375%           03/01/08         6,600       6,009,960
    Kroger Co., (The)   .....................................    Baa3       7.25%           06/01/09         3,800       3,648,000
    Kroger Co., (The)   .....................................    Baa3       7.70%           06/01/29           960         907,200
    Saks, Inc. ..............................................    Baa3       8.25%           11/15/08         3,625       3,526,763
                                                                                                                    --------------
                                                                                                                        48,359,404
                                                                                                                    --------------
TELECOMMUNICATIONS -- 7.6%
    AT&T Canada, Inc., (Canada)  ............................    Baa3       7.65%           09/15/06         1,600       1,592,016
    Electric Lightwave, Inc..................................     A2        6.05%           05/15/04         3,300       3,114,672
    Global Crossing Holdings, Ltd.  .........................     Ba2      9.125%           11/15/06         4,400       4,350,500
    GTE Corp.  ..............................................    Baa1      9.375%           12/01/00         6,250       6,400,438
    LCI International, Inc. .................................     Ba1       7.25%           06/15/07        10,125       9,734,884
    Lucent Technologies, Inc. ...............................     A2        6.45%           03/15/29         9,500       8,269,655
    Qwest Communications International, Inc.   ..............     Ba1       7.50%           11/01/08         4,000       3,910,000
    Rogers Cantel, Inc.  ....................................     Ba3      9.375%           06/01/08         2,350       2,444,000
    Sprint Corp.  ...........................................    Baa1       5.70%           11/15/03        17,000      16,130,450
    Sprint Corp.  ...........................................    Baa1      6.875%           11/15/28         2,500       2,221,775
    Telecom De Puerto Rico ..................................    Baa2       6.65%           05/15/06         6,800       6,451,772
    Telecom De Puerto Rico ..................................    Baa2       6.80%           05/15/09         5,700       5,198,001
    US West, Inc.  ..........................................    Baa1      6.875%           08/15/01         5,000       4,979,000
    Williams Communications Group, Inc.  ....................     B2       10.70%           10/01/07         2,000       2,100,000
    Williams Communications Group, Inc.  ....................     B2      10.875%           10/01/09           680         711,450
    Worldcom, Inc.  .........................................    Baa2      6.125%           08/15/01         8,300       8,210,277
    Worldcom, Inc.  .........................................    Baa2       6.95%           08/15/28         9,900       8,988,804
                                                                                                                    --------------
                                                                                                                        94,807,694
                                                                                                                    --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

                     --------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

                                                               MOODY'S                                  PRINCIPAL
                                                               RATING     INTEREST          MATURITY      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                                  (UNAUDITED)    RATE              DATE         (000)       (NOTE 2)
                                                             -----------  --------        ------------ -----------  --------------
UTILITIES -- 10.8%
    AES Corp.  ..............................................     Ba1       9.50%           06/01/09   $     4,905  $    5,003,100
    Arkla, Inc., M.T.N.   ...................................     Ba2       9.32%           12/18/00         2,000       2,040,320
    Calenergy Co., Inc.  ....................................     Ba1       6.96%           09/15/03         8,000       7,819,200
    Calenergy Co., Inc.  ....................................     Ba1       7.23%           09/15/05         5,000       4,872,150
    Calpine Corp.  ..........................................     Ba1      10.50%           05/15/06         4,060       4,263,000
    CMS Energy Corp.   ......................................     Ba3       6.75%           01/15/04         4,500       4,218,750
    CMS Energy Corp.   ......................................     Ba3       8.00%           07/01/01         4,500       4,457,700
    Cogentrix Energy, Inc.  .................................     Ba1       8.75%           10/15/08        10,000       9,700,000
    Commonwealth Edison Co.   ...............................    Baa3      7.625%           01/15/07         7,525       7,478,044
    Connecticut Light & Power Company .......................     Ba2       7.75%           06/01/02         5,685       5,754,698
    Edison Mission Energy....................................     A3        7.73%           06/15/09         3,200       3,187,104
    El Paso Electric Company   ..............................     Ba2       7.75%           05/01/01         5,850       5,876,384
    El Paso Electric Company   ..............................     Ba3       9.40%           05/01/11         4,000       4,275,040
    El Paso Energy Corp.   ..................................    Baa2      6.625%           07/15/01         3,800       3,769,866
    Hydro-Quebec   ..........................................     A2        7.50%           04/01/16         1,850       1,809,504
    Illinois Power Co.   ....................................     Aaa       5.38%           06/25/07        15,000      14,015,550
    Niagara Mohawk Power  ...................................     Ba3      6.875%           04/01/03         4,000       3,971,960
    Niagara Mohawk Power  ...................................     Ba2      7.375%           08/01/03         8,000       8,000,800
    Niagara Mohawk Power  ...................................    Baa2       8.00%           06/01/04         5,000       5,097,550
    Osprey Trust ............................................    Baa3       8.31%           01/15/03        12,000      11,937,000
    PSEG Energy Holdings, Inc. ..............................     Ba1      10.00%           10/01/09         2,230       2,202,125
    Sonat, Inc.  ............................................    Baa1      7.625%           07/15/11         5,100       5,002,845
    Texas Utilities  ........................................    Baa3       5.94%           10/15/01        10,000       9,830,200
    Utilicorp United, Inc.   ................................    Baa3       7.00%           07/15/04         1,280       1,236,147
                                                                                                                    --------------
                                                                                                                       135,819,037
                                                                                                                    --------------
WASTE MANAGEMENT -- 0.6%
    Allied Waste Industries, Inc.   .........................     Ba2      7.625%           01/01/06         1,575       1,417,500
    USA Waste Service  ......................................    Baa3      6.125%           07/15/01         7,000       6,662,250
                                                                                                                    --------------
                                                                                                                         8,079,750
                                                                                                                    --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 10.1%
    Resolution Funding Corp. ................................               Zero            10/15/15        17,100       5,693,958
    Resolution Funding Corp. ................................              8.125%           10/15/19           700         776,559
    Resolution Funding Corp. ................................              8.625%           01/15/21           200         233,500
    United States Treasury Bond..............................               5.25%           02/15/29         1,000         826,870
    United States Treasury Bond(b) ..........................              8.125%           08/15/21        66,700      76,496,229
    United States Treasury Note  ............................               Zero            05/15/20        36,500       9,177,925
    United States Treasury Note  ............................               5.50%           01/31/03         2,500       2,442,575
    United States Treasury Note  ............................               6.00%           08/15/09        12,187      11,806,156
    United States Treasury Note..............................               6.50%       05/15/05-10/15/06    9,965       9,952,734
    United States Treasury Note  ............................               6.75%           08/15/26         9,800       9,845,962
                                                                                                                    --------------
                                                                                                                       127,252,468
                                                                                                                    --------------
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES -- 2.0%
    Federal National Mortgage Association....................               6.50%           01/01/15        20,000      19,400,000
    Federal National Mortgage Association....................               9.00%       10/01/16-09/01/21      267         275,901
    Government National Mortgage Association  ...............               7.50%       5/20/02-02/15/26     5,254       5,203,313
                                                                                                                    --------------
                                                                                                                        24,879,214
                                                                                                                    --------------
FOREIGN GOVERNMENT BONDS -- 5.0%
    Junta De Andaluci, (Spain) ..............................     Aa3       7.25%           10/01/29           540         514,728
    Province of Saskatchewan, (Canada) ......................     A2       9.125%           02/15/21         3,000       3,456,720


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

                     --------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

                                                               MOODY'S                                  PRINCIPAL
                                                               RATING     INTEREST          MATURITY      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                                  (UNAUDITED)    RATE              DATE         (000)       (NOTE 2)
                                                             -----------  --------        ------------ -----------  --------------
FOREIGN GOVERNMENT BONDS (CONT'D.)
    Quebec Province, (Canada)  ..............................     A1        7.50%           07/15/23        $6,825      $6,654,716
    Quebec Province, (Canada)  ..............................     NR        7.50%           09/15/29         2,500       2,459,000
    Republic Of Argentina, (Argentina) ......................     BBB       Zero            10/15/01         5,000       4,187,500
    Republic Of Columbia, (Columbia).........................    Baa3       9.75%           04/23/09         2,700       2,504,250
    Republic of Mexico, (Mexico)   ..........................     Ba2      6.836%           12/31/19         5,900       5,538,625
    Republic of Mexico, (Mexico)   ..........................     Ba2      6.933%           12/31/19         2,100       1,971,375
    Republic of Mexico, (Mexico)   ..........................     Ba2      6.943%           12/31/19         4,200       3,942,750
    Republic of Panama, (Panama) ............................     Ba1       4.25%           07/17/14         6,600       5,181,000
    Republic of Panama, (Panama) ............................     NR       7.875%           02/13/02         8,000       7,720,000
    Republic Of Philippines, (Philippines) ..................     Ba1      8.875%           04/15/08         3,200       3,120,000
    Republic of Poland, (Poland)   ..........................    Baa3       4.00%           10/27/24         7,500       4,950,000
    United Mexican States, (Mexico)  ........................     NR      10.375%           02/17/09         9,500      10,070,000
                                                                                                                    --------------
                                                                                                                        62,270,664
                                                                                                                    --------------
TOTAL LONG-TERM BONDS
    (cost $1,253,556,114) ........................................................................................   1,210,201,322
                                                                                                                    --------------
                                                                                                          SHARES
                                                                                                       -----------
PREFERRED STOCK -- 0.3%
    Centaur Funding (cost $4,323,180) ...............................................................       27,000       3,922,074
                                                                                                                    --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $1,257,879,294) ........................................................................................   1,214,123,396
                                                                                                                    --------------
SHORT-TERM INVESTMENTS -- 3.1%
                                                                                                          UNITS
                                                                                                       -----------
WARRANT -- 0.0% (A)
    Mexico Vrr Debenture, expiring 06/30/03
         (cost $0) ..................................................................................   18,766,000               2
                                                                                                                    --------------
                                                                                                        PRINCIPAL
                                                                                                         AMOUNT
                                                                                                          (000)
                                                                                                       -----------
REPURCHASE AGREEMENT -- 3.1%
    Joint Repurchase Agreement Account (Note 5) .........................  2.875%           01/03/00   $    39,380      39,380,000
                                                                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $39,380,000) ...........................................................................................      39,380,002
                                                                                                                    --------------
TOTAL INVESTMENTS -- 99.9%
    (cost $1,297,259,294; Note 6) ................................................................................   1,253,503,398
VARIATION MARGIN ON OPEN FUTURES CONTRACTS -- (C) ................................................................        (75,125)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% ....................................................................         403,677
                                                                                                                    --------------
NET ASSETS -- 100.0% .............................................................................................  $1,253,831,950
                                                                                                                    ==============

The following abbreviations are used in portfolio descriptions:
 L.P.   Limited Partnership
 M.T.N. Medium Term Note
 PLC    Public Limited Company (British Corporation)
 SA     Sociedad Anonime (Spanish Corporation) or Societe Anonyme (French Corp.)
 NR     Note Rated by Moody's or Standard & Poors

(a)   Such represents less than 0.05%.

(b) Security, or a portion thereof, segregated as collateral for futures contracts.

(c)   Open futures contracts as of December 31, 1999 are as follows:

NUMBER OF                             EXPIRATION     VALUE AT       VALUE AT          APPRECIATION/
CONTRACTS               TYPE            DATE        TRADE DATE   DECEMBER 31, 1999    DEPRECIATION
Long Position:
186              U.S. Treasury Bond    Mar 00      $17,565,375     $16,914,375         $(651,000)
Short Position:
44               U.S. Treasury Notes   Mar 00        4,321,969      4,217,813            104,156
                                                                                       ---------
                                                                                       $(546,844)
                                                                                       =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

                           ---------------------------
                           GOVERNMENT INCOME PORTFOLIO
                           ---------------------------

DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 97.8%                                                                        PRINCIPAL
                                                                     INTEREST        MATURITY           AMOUNT           VALUE
LONG-TERM BONDS                                                        RATE            DATE              (000)          (NOTE 2)
                                                                     --------   -------------------   ----------      ------------
ASSET-BACKED SECURITIES -- 3.0%
    Team Fleet Financing Corp....................................      7.35%         05/15/03          $ 10,000       $  9,965,000
                                                                                                                      ------------
COLLATERALIZED MORTGAGE OBLIGATION -- 1.4%
    Westpac Securitisation Trust, Ser. 1998-1G (Australia).......      5.45%         07/19/29           4,709(a)         4,693,011
                                                                                                                      ------------
CORPORATE -- 2.4%
    Merck & Co., Inc.............................................      5.76%         05/03/37             8,000          8,023,750
                                                                                                                      ------------
MORTGAGE PASS-THROUGHS -- 18.2%
    Federal National Mortgage Association .......................      7.50%    02/01/02 - 10/01/12      11,426         11,493,133
    Federal National Mortgage Association .......................      8.00%    03/01/22 - 05/01/26         702            709,356
    Federal National Mortgage Association .......................      9.00%    02/01/25 - 04/01/25       3,605          3,750,556
    FNMA Pass Through............................................      7.50%         01/01/30            11,000         10,876,250
    FNMA Pass Through............................................      7.00%         01/01/30            19,000         18,370,720
    Government National Mortgage Association.....................      7.50%    12/15/25 - 02/15/26      11,230         11,120,741
    Government National Mortgage Association.....................      8.00%    09/15/23 - 12/15/24       4,806          4,865,277
                                                                                                                      ------------
                                                                                                                        61,186,033
                                                                                                                      ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 72.8%
    Federal Farm Credit Bank ....................................      5.90%         01/10/05             5,000          4,780,450
    Federal Home Loan Bank ......................................      5.75%         10/15/07            15,000         14,655,000
    Federal National Mortgage Association .......................      Zero     02/15/06 - 06/01/17      55,364         21,733,030
    Federal Home Loan Mortgage Corp.  ...........................      7.36%         06/05/07            15,000         14,711,700
    Federal National Mortgage Association .......................      6.06%         05/21/03            30,000         29,146,800
    Israel AID...................................................      Zero          08/15/09            10,000          5,110,000
    Resolution Funding Corp. ....................................      8.125%        10/15/19             4,200          4,659,354
    Small Business Administration Participation Certficates......      6.00%         09/01/18             7,709          7,090,398
    Small Business Administration Participation Certificates.....      6.85%         07/01/17             4,511          4,342,543
    Small Business Administration Participation Certificates.....      7.15%         01/01/17            16,669         16,339,578
    Small Business Administration Participation Certificates.....      7.20%         10/01/16            17,468         17,154,195
    United States Treasury Bonds(b) .............................      8.125%        08/15/19            44,000         50,139,320
    United States Treasury Bonds ................................     10.00%         05/15/10            18,600         21,326,016
    United States Treasury Bonds ................................     11.75%         02/15/10            19,050         23,157,561
    United States Treasury Bonds ................................     12.50%         08/15/14             3,300          4,609,671
    United States Treasury Strips   .............................      Zero          11/15/09             9,900          5,106,222
                                                                                                                      ------------
                                                                                                                       244,061,838
                                                                                                                      ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $343,379,714) .......................................................................................        327,929,632
                                                                                                                      ------------
SHORT-TERM INVESTMENTS -- 9.7%
COMMERCIAL PAPER -- 5.9%
    Blue Ridge Asset Funding.....................................      6.50%         01/19/00             3,400          3,388,950
    Clipper Receivables Corp.....................................      6.40%         01/19/00             3,400          3,389,120
    CXC Inc......................................................      6.35%         01/19/00             3,400          3,389,205
    Falcon Asset Securitization..................................      6.50%         01/18/00             3,000          2,990,792
    Thunder Bay Funding, Inc.....................................      6.40%         01/18/00             3,400          3,389,724
    Variable Funding Cap.........................................      6.57%         01/18/00             3,400          3,389,452
                                                                                                                      ------------
                                                                                                                        19,937,243
                                                                                                                      ------------
REPURCHASE AGREEMENT -- 3.8%
    Joint Repurchase Agreement Account (Note 5) .................      2.875%        01/03/00            12,843         12,843,000
                                                                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $32,780,243) ........................................................................................         32,780,243
                                                                                                                      ------------
TOTAL INVESTMENTS -- 107.5%
    (cost $376,159,957; Note 6) ...............................................................................        360,709,875
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(C) .................................................................             64,531
LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.5%) ...............................................................        (25,293,515)
                                                                                                                      ------------
TOTAL NET ASSETS -- 100.0% ....................................................................................       $335,480,891
                                                                                                                      ============

The following abbreviation is used in portfolio descriptions:

      AID   Agency for International Development

(a)   US $ Denominated Foreign Bonds

(b)   Security segregated as collateral for futures contracts.

(c)   Open futures contracts as of December 31, 1999 are as follows:

NUMBER OF                              EXPIRATION   VALUE AT      VALUE AT
CONTRACTS               TYPE              DATE     TRADE DATE  DECEMBER 31, 1999   APPRECIATION
Short Position:
47                U.S. T-Bond            Mar 00    $4,382,750     $4,274,063         $108,687
25                U.S. Treasury 10yr     Mar 00    $2,428,125     $2,396,484         $ 31,641
36                U.S. Treasury 10yr     Mar 00    $3,536,156     $3,450,937         $ 85,219
40                U.S. Treasury 10yr     Mar 00    $3,885,000     $3,834,375         $ 50,625
                                                                                     --------
                                                                                     $276,172
                                                                                     ========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

                         -------------------------------
                         CONSERVATIVE BALANCED PORTFOLIO
                         -------------------------------

DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 91.8%
                                        MOODY'S   PRINCIPAL
LONG-TERM                               RATING     AMOUNT          VALUE
BONDS -- 49.3%                        (UNAUDITED)   (000)          (000)
                                      ----------- ---------   --------------
AEROSPACE -- 0.8%
    Litton Industries, Inc.,
         8.00%, 10/15/09............      Baa2    $  3,300    $    3,286,140
    Lockheed Martin Corp.,
         6.85%, 05/15/01............       A3        1,900         1,886,928
    Northrop-Grumman Corp.,
         7.875%, 03/01/26...........      Baa3       4,500         4,221,360
    Raytheon Co.,
         5.95%, 03/15/01............      Baa1      26,900        26,462,337
                                                              --------------
                                                                  35,856,765
                                                              --------------
AIRLINES -- 3.2%
    Continental Airlines, Inc.,
         7.461%, 04/01/15...........       Aa3      11,641        11,209,589
         8.00%, 12/15/05............       Ba2       4,530         4,143,410
    Delta Air Lines, Inc.,
         7.90%, 12/15/09(b).........      Baa3      47,300        46,056,483
         8.30%, 12/15/29............      Baa3       4,000         3,849,320
    United Airlines, Inc.,
         10.67%, 05/01/04...........      Baa3      46,865        51,323,267
         11.21%, 05/01/14...........      Baa3      18,433        22,361,257
                                                              --------------
                                                                 138,943,326
                                                              --------------
ASSET-BACKED SECURITIES -- 2.1%
    California Infrastructure,
         6.14%, 03/25/02............       Aaa       1,091         1,080,166
         6.17%, 03/25/03............       Aaa       2,000         1,989,840
         6.28%, 09/25/05............       Aaa       7,000         6,861,960
    Chase Manhattan Credit
         Master Trust, Series 1996-
         3,
         7.04%, 02/15/05............       Aaa      15,000        15,032,700
    Citibank Credit Card Master
         Trust, Series 1999-5,
         6.10%, 05/15/08............       NR       56,500        53,192,490
    Standard Credit Card Master
         Trust,
         5.95%, 10/07/04............       Aaa       4,650         4,482,879
    Team Fleet Financing Corp.,
         7.35%, 05/15/03............       Aa2      11,000        10,961,500
                                                              --------------
                                                                  93,601,535
                                                              --------------
AUTO-CARS & TRUCKS -- 1.5%
    Ford Motor Co.,
         6.375%, 02/01/29...........       A1       16,000        13,432,960
         7.45%, 07/16/31(b).........       A1        2,900         2,789,916
    Lear Corp.,
         7.96%, 05/15/05............       Ba1      10,325        10,015,250
         8.25%, 02/01/02............       B2        4,710         4,615,800
    TRW, Inc.,
         6.45%, 06/15/01............      Baa1      35,300        34,880,812
    United Rentals, Inc.,
         8.80%, 08/15/08............       B1        1,435         1,338,137
                                                              --------------
                                                                  67,072,875
                                                              --------------
BANKS AND SAVINGS & LOANS -- 4.0%
    Bank of Nova Scotia
         (Canada),
         6.50%, 07/15/07............       A1        7,200         7,083,000
    Barclays Bank PLC, (United
         Kingdom),
         7.40%, 12/15/09............       Aa3       2,500         2,456,750
    Bayerische Landesbank
         Girozentrale, (Germany),
         5.875%, 12/01/08...........       Aaa       7,800         6,994,728
    Capital One Bank,
         6.76%, 07/23/02............      Baa2       2,500         2,441,200
         6.97%, 02/04/02............      Baa3      25,000        24,606,000
         7.08%, 10/30/01............      Baa3      19,000        18,814,370
    Chase Manhattan Corp.,
         7.00%, 11/15/09(b).........       A1        2,500         2,405,375
    Compass Bancshares, Inc.,
         8.10%, 08/15/09............       A1        3,900         3,889,470
    Dresdner Funding Trust,
         8.151%, 06/30/31...........       Aa2      18,200        17,351,880
    Hypovereinsbank,
         8.741%, 06/30/31(b)........       Aa3       1,800         1,797,660
    Key Bank NA,
         5.80%, 04/01/04............       Aa3      30,000        28,401,600
    Keycorp Capital, Inc.,
         7.75%, 07/15/29(b).........       A1        5,050         4,696,500
    National Australia Bank,
         6.40%, 12/10/07............       A1       14,000        13,953,800
    Sanwa Finance Aruba
         A.E.C.,
         8.35%, 07/15/09............       A3        9,600         9,672,960
    Sovereign Bancorp,
         10.25%, 05/15/04...........       Ba3       1,030         1,038,137
         10.50%, 11/15/06...........       Ba3       1,780         1,815,600
    Sovereign Bancorp, Sr.
         Notes,
         6.625%, 03/15/01...........       Ba3       4,000         3,870,000
    Washington Mutual, Inc.,
         8.25%, 10/01/02............       A3        7,800         7,944,066
    Washington Mutual, Inc.,
         7.50%, 08/15/06............       A3       12,000        11,871,000
                                                              --------------
                                                                 171,104,096
                                                              --------------
BUILDING PRODUCTS -- 0.4%
    Hanson Overseas B.V.,
         7.375%, 01/15/03...........       A3       16,751        16,801,085
                                                              --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.6%
    British Sky Broadcasting,
         Inc.,
         6.875%, 02/23/09...........      Baa2      12,200        10,717,700
    Cable & Wire
         Communications PLC
         (United Kingdom),
         6.75%, 12/01/08............      Baa1       4,200         4,133,892
    Cox Communications, Inc.,
         6.94%, 10/01/01............      Baa2       4,000         3,982,960
         7.875%, 08/15/09...........      Baa2       5,000         5,068,500
    CSC Holdings, Inc.,
         7.25%, 07/15/08............       Ba2       7,600         7,166,496
         7.875%, 12/15/07...........       Ba2       4,240         4,162,323
    Rogers Cablesystems Ltd.,
         (Canada)
         11.00%, 12/01/15...........       B2        4,010         4,541,325
    Tele-Communications, Inc.,
         6.34%, 02/01/02............       Ba1       4,500         4,456,530
         8.25%, 01/15/03............      Baa3       2,000         2,069,580
         9.25%, 04/15/02............      Baa3       9,500         9,971,485
         9.875%, 06/15/22...........      Baa3      12,900        15,743,676
                                                              --------------
                                                                  72,014,467
                                                              --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

                   -------------------------------------------
                   CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)
                   -------------------------------------------

DECEMBER 31, 1999

                                        MOODY'S   PRINCIPAL
LONG-TERM                               RATING     AMOUNT          VALUE
BONDS (CONTINUED)                     (UNAUDITED)   (000)          (000)
                                      ----------- ---------   --------------
CHEMICALS -- 0.1%
    Lyondell Chemical,
         9.625%, 05/01/07...........       Ba2    $  2,745    $    2,806,762
    Monsanto Co.,
         6.85%, 12/01/28............       A2        1,500         1,322,355
                                                              --------------
                                                                   4,129,117
                                                              --------------
CONSULTING -- 1.1%
    Comdisco, Inc.,
         6.00%, 01/30/02............      Baa1      30,000        29,046,600
         6.375%, 11/30/01...........      Baa1      21,500        21,083,545
                                                              --------------
                                                                  50,130,145
                                                              --------------
CONTAINERS -- 0.3%
    Owens-Illinois, Inc.,
         7.15%, 05/15/05............       Ba1      13,000        12,019,670
         7.50%, 05/15/10............       Ba1         800           703,376
                                                              --------------
                                                                  12,723,046
                                                              --------------
DIVERSIFIED OPERATIONS -- 0.5%
    Corning Inc,,
         6.85%, 03/01/29............       A3        2,180         1,899,456
    Tyco International Group, SA,
         6.125%, 06/15/01...........      Baa1      17,725        17,425,093
    Tyco International Ltd.,
         6.875%, 01/15/29(b)........      Baa1       2,800         2,379,636
         7.00%, 06/15/28(b).........      Baa1       1,800         1,557,648
                                                              --------------
                                                                  23,261,833
                                                              --------------
DRUGS & MEDICAL SUPPLIES -- 0.4%
    Mallinckrodt, Inc.,
         6.30%, 03/15/11............      Baa2      16,780        16,402,450
                                                              --------------
FINANCIAL SERVICES -- 7.5%
    Arkwright Corp.,
         9.625%, 08/15/26...........      Baa3       8,000         7,838,400
    AT&T Capital Corp.,
         6.60%, 05/15/05............       A1        9,000         8,655,120
    Bch Financial Ser,
         5.813%, 04/28/05...........       A3       10,000         9,999,000
    Bombardier Capital, Inc.
         M.T.N.,
         7.30%, 12/15/02............       A3       10,000         9,960,000
    Capital One Financial Corp.,
         7.25%, 05/01/06............       Ba1       9,300         8,788,500
    CIT Group Inc.,
         5.80%, 03/26/02............       Aa3      16,000        15,592,640
    CoMed Transitional Funding
         Trust,
         5.44%, 03/25/07............       Aaa      10,000         9,362,500
    Enterprise Rent-A-Car USA
         Finance Co., M.T.N.
         6.35%, 01/15/01............      Baa3       9,000         8,908,200
         6.95%, 03/01/04............      Baa2      17,500        16,990,750
         7.50%, 06/15/03............      Baa3       5,000         4,958,000
    Finova Capital Corp.,
         6.125%, 03/15/04...........      Baa1      21,000        19,918,500
    Ford Motor Credit Corp.,
         7.375%, 10/28/09(b)........       A1        3,265         3,232,350
    Gatx Capital Corp.,
         7.75%, 12/01/06............      Baa2      10,000         9,910,700
    General Motors Acceptance
         Corp.,
         5.95%, 03/14/03............       A2       47,000        45,256,300
    Heller Financial, Inc.,
         6.00%, 03/19/04............       A3        2,500         2,373,825
    HVB Funding Trust,
         9.00%, 10/22/31............       Aa3       1,200         1,230,600
    International Lease Finance
         Corp.,
         5.90%, 03/12/03............       A1       37,500        36,078,750
    MBNA Corp.,
         5.90%, 08/15/11............       Aaa      41,400        37,528,354
    MCN Investment Corp.,
         6.30%, 04/02/11............      Baa2       8,250         8,102,325
    Osprey Trust,
         8.31%, 01/15/03............      Baa3      26,000        25,863,500
    Pemex Finance Ltd,
         (Cayman Islands),
         9.14%, 08/15/04............      Baa1      10,000         9,961,000
    Sears Roebuck Acceptance
         Corp.,
         6.38%, 10/07/02............       A2       21,000        20,325,270
    Textron Financial Corp.,
         6.05%, 03/16/09............       Aaa       9,404         9,348,512
                                                              --------------
                                                                 330,183,096
                                                              --------------
FOOD & BEVERAGE -- 0.3%
    Archer-Daniels Midland Co.,
         6.625%, 05/01/29...........       Aa3       8,100         6,890,913
    Coca-Cola Bottling Co.,
         6.375%, 05/01/09...........      Baa2       3,000         2,702,400
    Coca-Cola Enterprises, Inc.,
         7.125%, 09/30/09(b)........       A2        2,600         2,550,600
    Embotelladora Andina S.A.,
         7.875%, 10/01/97...........      Baa1       1,250           961,131
                                                              --------------
                                                                  13,105,044
                                                              --------------
FOREST PRODUCTS -- 0.7%
    Fort James Corp.,
         6.234%, 03/15/11...........      Baa3      17,500        17,318,700
    Georgia-Pacific Corp.,
         7.75%, 11/15/29(b).........      Baa2       1,015           967,234
    Scotia Pacific Co.,
         7.71%, 01/20/14............       NR       18,800        14,100,000
                                                              --------------
                                                                  32,385,934
                                                              --------------
INDUSTRIAL -- 0.1%
    Cendant Corp.,
         7.75%, 12/01/03............      Baa1       2,000         1,995,200
    Compania Sud Americana
         de Vapores, S.A., (Chile),
         7.375%, 12/08/03...........       Baa       4,600         4,381,822
                                                              --------------
                                                                   6,377,022
                                                              --------------
INSURANCE -- 0.2%
    Allstate Corp.,
         7.20%, 12/01/09............       A1        1,700         1,652,723
    Conseco, Inc.,
         8.50%, 10/15/02............       Ba1       4,050         4,101,840
         8.796%, 04/01/27...........       Ba2       2,170         1,969,687
                                                              --------------
                                                                   7,724,250
                                                              --------------
INVESTMENT BANKERS -- 2.5%
    Bear Stearns & Co.,
         7.625%, 12/07/09...........       A2        1,300         1,276,496


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

                   -------------------------------------------
                   CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)
                   -------------------------------------------

DECEMBER 31, 1999

                                        MOODY'S   PRINCIPAL
LONG-TERM                               RATING     AMOUNT          VALUE
BONDS (CONTINUED)                     (UNAUDITED)   (000)          (000)
                                      ----------- ---------   --------------
INVESTMENT BANKERS  (CONT'D.)
    Donaldson Lufkin, & Jenrette
         Inc.,
         5.625%, 02/15/16...........      Baa1    $  5,480    $    5,359,385
    Goldman Sachs Gp,,
         6.25%, 02/01/03............       A1        4,000         3,882,760
    Goldman Sachs Group, Inc.,
         5.56%, 01/11/01............       A1        6,800         6,719,488
         7.80%, 07/15/02............       A1       11,985        12,120,550
    Lehman Brothers Holdings,
         Inc.,
         6.375%, 03/15/01...........      Baa1       4,300         4,263,665
         6.625%, 04/01/04...........      Baa1      26,890        26,030,596
         6.625%, 02/05/06...........      Baa1      10,645        10,056,970
    Morgan Stanley Dean Witter
         & Co.,
         6.875%, 03/01/03...........       Aa3       3,000         2,969,940
         7.125%, 01/15/03...........       A1       17,080        17,066,507
    PaineWebber Group, Inc.,
         7.015%, 02/10/04...........      Baa1       6,000         5,868,900
         7.625%, 10/15/08...........      Baa1       5,000         4,904,900
    Salomon, Inc.,
         7.25%, 05/01/01............      Baa1       2,165         2,171,863
    Salomon, Inc.,
         6.75%, 02/15/03............      Baa1       5,000         4,936,550
                                                              --------------
                                                                 107,628,570
                                                              --------------
LEISURE -- 0.5%
    ITT Corp.,
         6.75%, 11/15/03............      Baa2      21,500        19,999,945
    Marriott International,
         7.875%, 09/15/09...........      Baa1         250           246,065
                                                              --------------
                                                                  20,246,010
                                                              --------------
MEDIA -- 1.1%
    Cox Enterprises, Inc.,
         6.625%, 06/14/02...........      Baa1       7,200         7,095,816
    Liberty Media Group,
         7.875%, 07/15/09...........      Baa3       3,200         3,187,520
         8.50%, 07/15/29............      Baa3       3,600         3,726,000
    Paramount Communications,
         Inc.,
         7.50%, 01/15/02............       Ba2       6,425         6,438,942
    Seagram (J.) & Sons,
         5.79%, 04/15/01............      Baa3      22,800        22,302,960
    Time Warner, Inc.,
         8.11%, 08/15/06............       Ba1       1,500         1,543,755
    United News & Media PLC,
         7.25%, 07/01/04............      Baa2       4,680         4,494,672
    World Color Press, Inc.,
         8.375%, 11/15/08...........       B1        2,140         2,091,850
                                                              --------------
                                                                  50,881,515
                                                              --------------
OIL & GAS -- 0.5%
    Amerada Hess Corp.,
         7.375%, 10/01/09...........      Baa1         500           487,955
         7.875%, 10/01/29...........      Baa1       2,020         1,970,106
    Atlantic Richfield Co.,
         5.55%, 04/15/03............       A2       11,300        10,833,084
         5.90%, 04/15/09............       A2        5,420         4,918,054
    B.J. Services Co.,
         7.00%, 02/01/06............       Ba1       4,000         3,785,360
                                                              --------------
                                                                  21,994,559
                                                              --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
    Parker & Parsley Petroleum
         Co.,
         8.875%, 04/15/05...........       Ba2    $  2,340      $  2,327,809
    Union Pacific Resources,
         7.95%, 04/15/29(b).........      Baa3       3,400         3,300,414
                                                              --------------
                                                                   5,628,223
                                                              --------------
OIL & GAS SERVICES -- 1.0%
    KN Energy, Inc.,
         6.30%, 03/01/21............      Baa2      27,550        27,263,480
         6.45%, 11/30/01............      Baa2      11,950        11,740,875
         6.45%, 03/01/03............      Baa2       6,050         5,881,024
                                                              --------------
                                                                  44,885,379
                                                              --------------
RAILROADS -- 0.2%
    Norfolk Southern Corp.,
         6.875%, 05/01/01...........      Baa1       4,000         3,989,840
         6.95%, 05/01/02............      Baa1       1,300         1,294,384
    Union Pacific Corp.,
         7.375%, 09/15/09...........      Baa3       1,400         1,370,054
                                                              --------------
                                                                   6,654,278
                                                              --------------
REAL ESTATE INVESTMENT TRUST -- 1.8%
    Duke Realty L.P.,
         7.30%, 06/30/03............      Baa2       6,250         6,180,625
    EOP Operating, L.P.,
         6.375%, 01/15/02...........      Baa1       7,000         6,843,200
         6.50%, 06/15/04............      Baa1       6,000         5,698,200
         6.625%, 02/15/05...........       Baa      17,938        16,919,122
    ERP Operating, L.P.,
         6.63%, 04/13/15............       A3       13,400        12,557,676
         7.10%, 06/23/04............       A3        3,250         3,175,672
    First Industrial, L.P.,
         6.50%, 04/05/11............      Baa2       9,000         8,804,340
    HRPT Properties Trust,
         7.426%, 07/09/07...........      Baa2       1,500         1,491,300
    Simon Debartolo Group, Inc.,
         6.75%, 06/15/05(b).........      Baa1      17,500        16,306,500
                                                              --------------
                                                                  77,976,635
                                                              --------------
RETAIL -- 2.2%
    Dayton-Hudson Corp.,
         6.40%, 02/15/03............       A3        8,250         8,072,790
    Federated Department
         Stores, Inc.,
         8.125%, 10/15/02...........       Ba1      25,850        26,265,151
         8.50%, 06/15/03............       Ba1      22,400        23,020,256
    Kroger Co., (The),
         6.34%, 06/01/01............      Baa3      13,950        13,793,063
         7.25%, 06/01/09............      Baa3       8,200         7,872,000
         7.70%, 06/01/29............      Baa3       1,300         1,228,500
    Safeway Stores Inc.,
         6.05%, 11/15/03............      Baa2      12,000        11,436,480
    Saks, Inc.,
         8.25%, 11/15/08............      Baa3       5,000         4,864,500
                                                              --------------
                                                                  96,552,740
                                                              --------------
TELECOMMUNICATIONS -- 3.6%
    360 Communication Co.,
         7.125%, 03/01/03(b)........       Ba2      22,550        22,425,524
         7.60%, 04/01/09............       Ba1       7,000         7,003,780
    Airtouch Communications,
         Inc.,
         7.00%, 10/01/03............      Baa2       8,200         8,192,210


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B10

                   -------------------------------------------
                   CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)
                   -------------------------------------------

DECEMBER 31, 1999

                                        MOODY'S   PRINCIPAL
LONG-TERM                               RATING     AMOUNT          VALUE
BONDS (CONTINUED)                     (UNAUDITED)   (000)          (000)
                                      ----------- ---------   --------------
TELECOMMUNICATIONS  (CONT'D.)
    AT&T Canada, Inc.,
         (Canada),
         7.65%, 09/15/06............      Baa3     $ 3,250      $  3,233,783
    Electric Lightwave, Inc.,
         6.05%, 05/15/04............       A2        4,700         4,436,048
    Global Crossing Holdings,
         Ltd.,
         9.125%, 11/15/06...........       Ba2       3,000         2,966,250
    MCI Worldcom Inc.,
         6.125%, 04/15/12...........      Baa2      10,800        10,624,824
         7.55%, 04/01/04(b).........       Ba1       9,535         9,646,941
    Rogers Cantel Inc.,
         9.375%, 06/01/08...........       Ba3       1,805         1,877,200
    Sprint Capital Corp.,
         6.125%, 11/15/08...........      Baa1      25,000        22,667,000
    Sprint Corp.,
         5.70%, 11/15/03............      Baa1      11,000        10,437,350
    Telecom De Puerto Rico,
         6.65%, 05/15/06............      Baa2      15,000        14,231,850
         6.80%, 05/15/09............      Baa2      12,500        11,399,125
    US West, Inc.,
         6.875%, 08/15/01...........      Baa1      19,000        18,920,200
    Williams Communications
         Group, Inc.,
         10.875%, 10/01/09..........       B2        2,470         2,584,238
    Worldcom Inc.,
         6.125%, 08/15/01...........      Baa2       8,700         8,605,953
                                                              --------------
                                                                 159,252,276
                                                              --------------
UTILITIES -- 2.5%
    CINergy Corp.,
         6.125%, 04/15/04...........      Baa2      10,000         9,431,300
    Cogentrix Energy, Inc.,
         8.75%, 10/15/08............       Ba1       5,000         4,850,000
    Commonwealth Edison Co.,
         7.375%, 01/15/04...........      Baa3      14,000        14,064,540
    Edison Mission Energy,
         7.73%, 06/15/09............       A3        6,900         6,872,193
    El Paso Energy Corp.,
         6.625%, 07/15/01...........      Baa2       8,200         8,134,974
    Hydro-Quebec,
         7.50%, 04/01/16............       A2        1,900         1,858,409
    Niagara Mohawk Power,
         7.375%, 08/01/03...........       Ba2      10,000        10,001,000
    Peco Energy Transition Trust,
         5.63%, 03/01/05............       Aaa      28,000        27,149,360
         5.80%, 03/01/07............       Aaa      14,500        13,703,950
    PSEG Energy Holdings, Inc.,
         10.00%, 10/01/09...........       Ba1       3,465         3,421,688
    Sonat, Inc.,
         7.625%, 07/15/11(b)........      Baa1       9,200         9,024,740
                                                              --------------
                                                                 108,512,154
                                                              --------------
WASTE MANAGEMENT -- 0.4%
    Allied Waste Industries, Inc.,
         7.625%, 01/01/06...........       Ba2         755           679,500
    USA Waste Service,
         6.125%, 07/15/01...........      Baa3      18,000        17,131,500
                                                              --------------
                                                                  17,811,000
                                                              --------------
FOREIGN GOVERNMENT BONDS -- 1.4%
    Junta De Andaluci, (Spain),
         7.25%, 10/01/29............       Aa3         720           686,304
    Province of Saskatchewan,
         (Canada),
         9.125%, 02/15/21...........       A2        1,800         2,074,032
    Quebec Province, (Canada),
         7.50%, 07/15/23............       A1        7,075         6,898,479
         7.50%, 09/15/29(b).........       A2        3,400         3,344,240
    Republic Of Columbia,
         9.75%, 04/23/09(b).........      Baa3       6,200         5,750,500
    Republic of Panama,
         4.25%, 07/17/14............       Ba1      12,500         9,812,500
    Republic Of Philippines,
         8.875%, 04/15/08...........       Ba1       7,600         7,410,000
    Republic of Poland,
         4.00%, 10/27/24............      Baa3       8,500         5,610,000
    United Mexican States,
         10.375%, 02/17/09..........       Ba1      18,400        19,504,000
                                                              --------------
                                                                  61,090,055
                                                              --------------
U.S. GOVERNMENT & AGENCY
     OBLIGATIONS -- 6.7%
    United States Treasury Bond,
         5.25%, 02/15/29(b).........                57,660        47,677,324
         6.375%, 08/15/27(b)........                35,800        34,384,826
         6.75%, 08/15/26(b).........                31,450        31,597,501
         8.125%, 05/15/21(b)........                57,900        66,367,875
         8.125%, 08/15/21(b)........                28,800        33,029,856
    United States Treasury
         Notes,
         5.875%, 11/15/04(b)........                 7,325         7,181,943
         6.00%, 08/15/04............                   385           378,982
         6.00%, 08/15/09(b).........                55,099        53,377,156
         6.50%, 05/15/05(b)(d)......                 1,120         1,120,347
         6.50%, 10/15/06(b).........                17,170        17,124,328
         7.50%, 02/15/05(d).........                   185           192,949
                                                              --------------
                                                                 292,433,087
                                                              --------------
TOTAL LONG-TERM BONDS
    (cost $2,243,049,105).................................     2,163,362,567
                                                              --------------

                                                                   VALUE
COMMON STOCKS -- 41.6%                             SHARES         (NOTE 2)
                                                  --------    --------------
AEROSPACE -- 0.6%
    Boeing Co..................................    122,100         5,074,781
    GenCorp, Inc...............................     98,400           971,700
    General Dynamics Corp......................     21,800         1,149,950
    Goodrich (B.F.) Co.........................     10,600           291,500
    Honeywell International, Inc...............     98,912         5,705,986
    Litton Industries, Inc.(a).................     77,600         3,870,300
    Lockheed Martin Corp.......................     50,000         1,093,750
    Northrop Grumman Corp......................      8,000           432,500
    Parker-Hannifin Corp.......................     56,825         2,915,833
    Raytheon Co. (Class  "B"  Stock)...........     42,900         1,139,531
    United Technologies Corp...................     60,200         3,913,000
                                                              --------------
                                                                  26,558,831
                                                              --------------
AIRLINES -- 0.4%
    AMR Corp...................................    176,000        11,792,000
    Delta Air Lines, Inc.......................     17,500           871,719
    Southwest Airlines Co......................     59,400           961,537
    US Airways Group, Inc.(a)..................    122,300         3,921,244
                                                              --------------
                                                                  17,546,500
                                                              --------------
APPAREL -- 0.0%
    Nike, Inc. (Class  "B"  Stock).............     36,800         1,823,900
    Reebok International Ltd...................      8,800            72,050
                                                              --------------
                                                                   1,895,950
                                                              --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B11

                   -------------------------------------------
                   CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)
                   -------------------------------------------

DECEMBER 31, 1999

COMMON                                                             VALUE
STOCKS (CONTINUED)                                 SHARES         (NOTE 2)
                                                  --------    --------------
AUTOS - CARS & TRUCKS -- 0.7%
    Cummins Engine Co., Inc....................      4,200    $      202,912
    Dana Corp..................................     19,700           589,769
    Delphi Automotive Systems Corp.............    132,252         2,082,969
    Ford Motor Co..............................    196,400        10,495,125
    General Motors Corp........................    167,700        12,189,694
    Genuine Parts Co.(b).......................     20,400           506,175
    MascoTech, Inc.............................     94,400         1,197,700
    Midas, Inc.................................     22,100           483,437
    Navistar International Corp.(a)............      7,200           341,100
    PACCAR, Inc................................      9,400           416,537
    Titan International, Inc...................    101,250           658,125
    TRW, Inc...................................     14,500           753,094
                                                              --------------
                                                                  29,916,637
                                                              --------------
BANKS AND SAVINGS & LOANS -- 1.6%
    AmSouth Bancorporation.....................     36,400           702,975
    Banc One Corp..............................    148,172         4,750,765
    Bank of New York Co., Inc..................     92,500         3,700,000
    BankAmerica Corp...........................    217,061        10,893,749
    BB&T Corp..................................     37,800         1,034,775
    Chase Manhattan Corp.......................    104,800         8,141,650
    Comerica, Inc..............................     20,000           933,750
    First Union Corp...........................    118,500         3,888,281
    Firstar Corp...............................    123,938         2,618,190
    Golden West Financial Corp.................     21,900           733,650
    Hanvit Bank, GDR, (South Korea)............    238,200         1,518,525
    Huntington Bancshares, Inc.................     28,360           677,095
    KeyCorp....................................     56,300         1,245,637
    Mellon Financial Corp......................     64,000         2,180,000
    Morgan (J.P.) & Co., Inc...................     22,100         2,798,412
    National City Corp.........................     80,600         1,909,212
    Northern Trust Corp........................     27,200         1,441,600
    Old Kent Financial Corp....................      5,000           176,875
    PNC Bank Corp..............................     37,400         1,664,300
    Providian Financial Corp...................     17,950         1,634,572
    Regions Financial Corp.....................     27,300           685,912
    Republic New York Corp.....................     12,500           900,000
    SouthTrust Corp............................     20,000           756,250
    Summit Bancorp(b)..........................     21,300           652,312
    SunTrust Banks, Inc........................     39,400         2,711,212
    Synovus Financial Corp.....................     35,250           700,594
    U.S. Bancorp...............................     92,000         2,190,750
    Union Planters Corp........................     17,000           670,437
    Wachovia Corp..............................     25,700         1,747,600
    Wells Fargo & Co...........................    209,400         8,467,612
                                                              --------------
                                                                  72,126,692
                                                              --------------
BUSINESS SERVICES -- 0.1%
    Equifax, Inc...............................     16,700           393,494
    Lexmark International Group, Inc...........     12,833         1,161,386
    Molex, Inc.................................     14,000           793,625
    Omnicom Group, Inc.(b).....................     21,400         2,140,000
                                                              --------------
                                                                   4,488,505
                                                              --------------
CHEMICALS -- 0.7%
    Air Products & Chemicals, Inc..............     28,800           966,600
    Dow Chemical Co............................     27,600         3,688,050
    Du Pont (E.I.) de Nemours & Co.............    132,420         8,723,167
    Eastman Chemical Co........................      9,300           443,494
    Engelhard Corp.............................     18,000           339,750
    Ferro Corp.................................    134,900         2,967,800
    FMC Corp.(a)...............................      3,400           194,862
    Grace (W.R.) & Co..........................      8,600           119,325
    Great Lakes Chemical Corp..................      6,400           244,400
    Hercules, Inc..............................     12,500           348,437
    Lyondell Chemical Co.......................     81,700         1,041,675
    Millennium Chemicals, Inc..................    146,527         2,893,908
    Monsanto Co................................     80,300         2,860,687
    OM Group, Inc..............................     63,300         2,179,894
    Omnova Solutions, Inc......................     98,400           762,600
    Praxair, Inc...............................     18,700           940,844
    Rohm & Haas Co.............................     27,311         1,111,216
    Sigma-Aldrich Corp.........................     12,700           381,794
    Union Carbide Corp.........................     16,700         1,114,725
                                                              --------------
                                                                  31,323,228
                                                              --------------
COMMERCIAL SERVICES -- 0.1%
    Cendant Corp.(a)...........................     96,500         2,563,281
    Deluxe Corp................................      8,600           235,962
    Quintiles Transnational Corp...............      6,000           112,125
                                                              --------------
                                                                   2,911,368
                                                              --------------
COMPUTER SERVICES -- 5.0%
    3Com Corp.(a)..............................     44,700         2,100,900
    Adaptec, Inc.(a)...........................      6,000           299,250
    Adobe Systems, Inc.........................     14,600           981,850
    America Online, Inc.(a)....................    275,800        20,805,662
    Analog Devices, Inc........................     18,000         1,674,000
    Autodesk, Inc..............................      7,300           246,375
    Automatic Data Processing, Inc.............     77,700         4,186,087
    BMC Software, Inc.(a)......................     29,000         2,318,187
    Cabletron Systems, Inc.(a).................     20,800           540,800
    Ceridian Corp.(a)..........................     17,300           373,031
    Cisco Systems, Inc.(a).....................    405,100        43,396,337
    Citrix Systems, Inc........................      8,800         1,082,400
    Computer Associates International,
         Inc...................................     68,700         4,804,706
    Computer Sciences Corp.(a).................     20,000         1,892,500
    Compuware Corp.(a).........................     44,900         1,672,525
    Comverse Technology, Inc.(a)...............      7,300         1,056,675
    Electronic Data Systems Corp...............     61,400         4,109,962
    EMC Corp.(a)(b)............................    125,975        13,762,769
    First Data Corp............................     54,200         2,672,737
    Microsoft Corp.(a).........................    635,100        74,147,925
    Novell, Inc.(a)............................     41,900         1,673,381
    Oracle Corp.(a)(b).........................    178,900        20,047,981
    Parametric Technology Corp.(a).............     35,200           952,600
    Peoplesoft, Inc............................     30,000           641,250
    Silicon Graphics, Inc.(a)..................     20,600           202,137
    Unisys Corp................................     32,100         1,025,194
    Yahoo!, Inc................................     30,600        13,240,237
                                                              --------------
                                                                 219,907,458
                                                              --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B12

                   -------------------------------------------
                   CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)
                   -------------------------------------------

DECEMBER 31, 1999

COMMON                                                             VALUE
STOCKS (CONTINUED)                                 SHARES         (NOTE 2)
                                                  --------    --------------
COMPUTERS -- 1.9%
    Apple Computer, Inc.(a)(b).................     17,800    $    1,830,062
    Compaq Computer Corp.......................    215,789         5,839,790
    Dell Computer Corp.(a)(b)..................    318,500        16,243,500
    Gateway, Inc...............................     38,400         2,767,200
    Hewlett-Packard Co.........................    127,500        14,527,031
    International Business Machines
         Corp..................................    224,800        24,278,400
    Networking Appliance, Inc.(a)..............     14,700         1,221,019
    Seagate Technology, Inc.(a)................     29,700         1,382,906
    Sun Microsystems, Inc.(a)..................    192,400        14,898,975
                                                              --------------
                                                                  82,988,883
                                                              --------------
CONSTRUCTION -- 0.1%
    Centex Corp................................      6,700           165,406
    Fluor Corp.................................      9,400           431,225
    Foster Wheeler Corp........................      6,400            56,800
    Pulte Corp.................................      6,600           148,500
    Standard Pacific Corp......................    154,000         1,694,000
    Webb (Del E.) Corp.........................    140,300         3,498,731
    Vulcan Materials Co........................      9,000           359,438
                                                              --------------
                                                                   6,354,100
                                                              --------------
CONTAINERS -- 0.1%
    Ball Corp..................................      4,700           185,062
    Bemis Co., Inc.............................      5,700           198,787
    Crown Cork & Seal Co., Inc.................     15,100           337,862
    Owens-Illinois, Inc.(a)....................     76,600         1,919,787
    Pactiv Corp.(a)............................     22,000           233,750
    Sealed Air Corp............................     10,100           523,306
                                                              --------------
                                                                   3,398,554
                                                              --------------
COSMETICS & SOAPS -- 0.7%
    Alberto Culver Co. (Class  "B"
         Stock)................................      5,900           152,294
    Avon Products, Inc.........................     29,600           976,800
    Colgate-Palmolive Co.......................     74,000         4,810,000
    Gillette Co................................    139,700         5,753,894
    International Flavors & Fragrances,
         Inc...................................     11,400           430,350
    Procter & Gamble Co........................    164,900        18,066,856
                                                              --------------
                                                                  30,190,194
                                                              --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.3%
    Eastman Kodak Co...........................     76,700         5,081,375
    Philip Morris Co., Inc.....................    408,700         9,476,731
                                                              --------------
                                                                  14,558,106
                                                              --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
    Avery Dennison Corp........................     14,700         1,071,262
    Pitney Bowes, Inc..........................     35,600         1,719,925
    Xerox Corp.................................     83,700         1,898,944
                                                              --------------
                                                                   4,690,131
                                                              --------------
DIVERSIFIED OPERATIONS -- 1.5%
    Fortune Brands, Inc........................     22,300           737,294
    General Electric Capital Corp..............    407,200        63,014,200
    Tomkins PLC, ADR...........................    131,600         1,932,875
                                                              --------------
                                                                  65,684,369
                                                              --------------
DRUGS AND MEDICAL SUPPLIES -- 3.0%
    Abbott Laboratories........................    192,200         6,979,262
    Allergan, Inc..............................     17,000           845,750
    ALZA Corp.(a)..............................     11,500           398,187
    American Home Products Corp................    162,300         6,400,706
    Amgen, Inc.(a).............................    127,300         7,645,956
    Bard (C.R.), Inc...........................      5,700           302,100
    Bausch & Lomb, Inc.........................      6,100           417,469
    Baxter International, Inc..................     35,700         2,242,406
    Becton, Dickinson & Co.....................     30,400           813,200
    Biomet, Inc................................     13,700           548,000
    Boston Scientific Corp.(a).................     49,100         1,074,062
    Bristol-Myers Squibb Co....................    247,900        15,912,081
    Cardinal Health, Inc.(b)...................     35,200         1,685,200
    Guidant Corp...............................     37,900         1,781,300
    Johnson & Johnson..........................    167,800        15,626,375
    Lilly (Eli) & Co...........................    136,700         9,090,550
    Mallinckrodt, Inc..........................      8,600           273,587
    Medtronic, Inc.............................    146,600         5,341,737
    Merck & Co., Inc...........................    291,500        19,548,719
    Pfizer, Inc................................    484,600        15,719,212
    Pharmacia & Upjohn, Inc....................     64,200         2,889,000
    Schering-Plough Corp.(b)...................    182,600         7,703,437
    St. Jude Medical, Inc.(a)..................      9,400           288,462
    Warner-Lambert Co..........................    106,900         8,759,119
    Watson Pharmaceuticals, Inc.(a)............     11,000           393,937
                                                              --------------
                                                                 132,679,814
                                                              --------------
ELECTRONICS -- 1.5%
    Advanced Micro Devices, Inc.(a)............     16,400           474,575
    Applied Materials, Inc.(a).................     46,600         5,903,637
    Belden, Inc................................     67,100         1,409,100
    Emerson Electric Co........................     54,700         3,138,412
    Grainger (W.W.), Inc.......................     12,300           588,094
    Intel Corp.(b).............................    411,100        33,838,669
    KLA-Tencor Corp.(a)........................     10,300         1,147,162
    LSI Logic Corp.(a).........................     17,000         1,147,500
    Micron Technology, Inc.....................     31,100         2,418,025
    National Semiconductor Corp.(a)............     19,100           817,719
    Rockwell International Corp................     23,500         1,125,062
    Solectron Corp.............................     33,200         3,158,150
    Tektronix, Inc.............................      5,900           229,362
    Teradyne, Inc..............................     16,000         1,056,000
    Texas Instruments, Inc.....................     99,600         9,648,750
    Thomas & Betts Corp........................      6,500           207,187
    Xilinx Inc.(a).............................     34,000         1,545,937
                                                              --------------
                                                                  67,853,341
                                                              --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B13

                   -------------------------------------------
                   CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)
                   -------------------------------------------

DECEMBER 31, 1999

COMMON                                                             VALUE
STOCKS (CONTINUED)                                 SHARES         (NOTE 2)
                                                  --------    --------------
FINANCIAL SERVICES -- 2.8%
    American Express Co........................     56,000    $    9,310,000
    Associates First Capital Corp..............     91,444         2,508,995
    Bear Stearns Companies, Inc................     14,516           620,559
    Block (H.R.), Inc..........................     11,400           498,750
    Capital One Financial Corp.................     25,200         1,214,325
    Citigroup, Inc.............................    495,750        27,545,109
    Countrywide Credit Industries, Inc.........     14,600           368,650
    Dun & Bradstreet Corp......................     19,800           584,100
    Federal Home Loan Mortgage Corp............     86,500         4,070,906
    Federal National Mortgage Assoc............    127,100         7,935,806
    Fifth Third Bancorp........................     33,700         2,472,738
    Fleet Boston Financial Corp................    115,522         4,021,610
    Franklin Resource, Inc.....................     32,900         1,054,856
    Goldman Sachs Group, Inc.(a)...............     13,200         1,243,275
    Household International, Inc...............     59,852         2,229,487
    Lehman Brothers Holdings, Inc..............    185,900        15,743,406
    MBNA Corp..................................     98,450         2,682,763
    Merrill Lynch & Co., Inc...................    103,900         8,675,650
    Morgan Stanley Dean Witter & Co............    124,590        17,785,223
    PaineWebber Group, Inc.....................     15,300           593,831
    Paychex, Inc...............................     31,300         1,252,000
    Price (T. Rowe) Associates, Inc............      8,000           295,500
    Schwab (Charles) Corp.(a)..................    102,500         3,933,438
    SLM Holding Corp...........................     21,400           904,150
    State Street Corp..........................     20,200         1,475,863
    Washington Mutual, Inc.....................     74,278         1,931,228
                                                              --------------
                                                                 120,952,218
                                                              --------------
FOOD & BEVERAGE -- 1.4%
    Anheuser-Busch Companies, Inc.(b)..........     59,500         4,217,063
    Archer-Daniels-Midland Co..................     79,038           963,276
    Bestfoods..................................     34,300         1,802,894
    Brown-Forman Corp. (Class  "B"
         Stock)................................      8,700           498,075
    Campbell Soup Co...........................     52,700         2,038,831
    Coca Cola Enterprises, Inc.(b).............     53,800         1,082,725
    Coca-Cola Co...............................    308,200        17,952,650
    ConAgra, Inc...............................     61,300         1,383,081
    Coors (Adolph) Co. (Class  "B"  Stock).....      4,000           210,000
    General Mills, Inc.........................     36,900         1,319,175
    Heinz (H.J.) & Co..........................     44,400         1,767,675
    Hershey Foods Corp.........................     16,600           788,500
    Kellogg Co.................................     48,900         1,506,731
    Nabisco Group Holdings Corp................    319,400         3,393,625
    PepsiCo, Inc...............................    185,500         6,538,875
    Quaker Oats Co.............................     16,100         1,056,563
    Ralston-Ralston Purina Group(b)............     40,000         1,115,000
    Sara Lee Corp..............................    114,400         2,523,950
    Seagram Co., Ltd...........................     52,800         2,372,700
    Sysco Corp.................................     41,900         1,657,669
    Unilever NV................................     71,018         3,866,035
    Whitman Corp...............................    132,800         1,784,500
    Wrigley (William) Jr. Co...................     15,000         1,244,063
                                                              --------------
                                                                  61,083,656
                                                              --------------
FOREST PRODUCTS -- 0.8%
    Boise Cascade Corp.........................    149,900         6,070,950
    Champion International Corp................    106,400         6,590,150
    Fort James Corp............................     28,200           771,975
    Georgia-Pacific Corp.......................     97,800         4,963,350
    International Paper Co.....................     52,221         2,947,223
    Louisiana-Pacific Corp.....................    184,400         2,627,700
    Mead Corp..................................    107,900         4,686,906
    Potlatch Corp..............................      3,500           156,187
    Temple-Inland, Inc.........................      6,600           435,187
    Westvaco Corp..............................     13,000           424,125
    Weyerhaeuser Co............................     24,900         1,788,131
    Willamette Industries, Inc.................     82,700         3,840,381
                                                              --------------
                                                                  35,302,265
                                                              --------------
GAS PIPELINES -- 0.1%
    Columbia Energy Group......................     10,300           651,475
    Consolidated Natural Gas Co................     12,500           811,719
    El Paso Energy Corp........................     19,100           741,319
    Peoples Energy Corp........................      5,500           184,250
    Sempra Energy..............................     29,299           509,070
    Williams Companies, Inc....................     54,400         1,662,600
                                                              --------------
                                                                   4,560,433
                                                              --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.5%
    Columbia/HCA Healthcare Corp...............    283,900         8,321,819
    Healthsouth Corp.(a).......................     51,600           277,350
    Humana, Inc.(a)............................    266,200         2,179,512
    IMS Health, Inc............................     39,400         1,071,187
    LifePoint Hospitals, Inc.(a)...............     10,552           124,645
    Manor Care, Inc............................     13,000           208,000
    McKesson HBOC Inc..........................     32,430           731,702
    Service Corp. International................     33,800           234,487
    Shared Medical Systems Corp................      2,300           117,156
    Smith (A.O.) Corp..........................    105,450         2,306,719
    Tenet Healthcare Corp.(a)..................    279,700         6,572,950
    Triad Hospitals, Inc.(a)...................     10,552           159,599
    Wellpoint Health Networks Inc..............      6,000           395,625
                                                              --------------
                                                                  22,700,751
                                                              --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
    Clorox Co.(b)..............................     27,800         1,400,425
    Kimberly-Clark Corp........................     68,200         4,450,050
    Leggett & Platt, Inc.......................    125,700         2,694,694
                                                              --------------
                                                                   8,545,169
                                                              --------------
HOUSING RELATED -- 0.5%
    Armstrong World Industries, Inc............      4,100           136,838
    Fleetwood Enterprises, Inc.................      3,400            70,125
    Hanson, PLC, ADR, (United
         Kingdom)..............................    309,562        12,517,913
    Kaufman & Broad Home Corp..................      6,100           147,544
    Lowe's Companies, Inc......................     46,500         2,778,375
    Masco Corp.................................     46,900         1,190,088
    Maytag Corp................................     11,000           528,000
    Newell Rubbermaid Inc.(b)..................     36,814         1,067,606
    Owens Corning(b)...........................    106,900         2,064,506
    Stanley Works..............................     11,000           331,375
    Tupperware Corp............................      9,600           162,600
    Whirlpool Corp.............................      9,500           618,094
                                                              --------------
                                                                  21,613,064
                                                              --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B14

                   -------------------------------------------
                   CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)
                   -------------------------------------------

DECEMBER 31, 1999

COMMON                                                             VALUE
STOCKS (CONTINUED)                                 SHARES         (NOTE 2)
                                                  --------    --------------
INSTRUMENT-CONTROLS -- 0.1%
    Johnson Controls, Inc......................     10,900    $      619,937
    PerkinElmer, Inc...........................      7,100           295,981
    PE Corp-PE Biosystems Group................     12,200         1,467,812
                                                              --------------
                                                                   2,383,730
                                                              --------------
INSURANCE -- 1.5%
    Aetna, Inc.................................     18,200         1,015,787
    Allstate Corp..............................     99,700         2,392,800
    American General Corp......................     30,700         2,329,362
    American International Group, Inc..........    193,553        20,927,918
    Aon Corp.(b)...............................     32,500         1,300,000
    Berkley (W.R.) Corp........................     42,400           885,100
    Chubb Corp.................................     74,500         4,195,281
    CIGNA Corp.................................     25,000         2,014,062
    Cincinnati Financial Corp..................     19,100           595,681
    Conseco, Inc...............................     38,621           690,350
    Financial Security Assurance
         Holdings Ltd..........................     34,000         1,772,250
    Hartford Financial Services Group,
         Inc...................................     27,500         1,302,812
    Jefferson-Pilot Corp.......................     13,100           894,075
    Lincoln National Corp......................     25,800         1,032,000
    Loews Corp.................................     42,400         2,573,150
    Marsh & McLennan Companies, Inc............     33,100         3,167,256
    MBIA, Inc..................................     13,000           686,563
    MGIC Investment Corp.(b)...................     13,900           836,606
    Progressive Corp...........................      9,400           687,375
    Reinsurance Group of America, Inc..........    173,325         4,809,769
    SAFECO Corp................................    100,600         2,502,425
    St. Paul Companies, Inc....................     28,600           963,463
    Torchmark Corp.............................    118,400         3,441,000
    Trenwick Group, Inc........................     64,850         1,098,397
    United Healthcare Corp.....................     22,000         1,168,750
    UnumProvident Corp.(b).....................     29,110           933,339
                                                              --------------
                                                                  64,215,571
                                                              --------------
LEISURE -- 0.3%
    Brunswick Corp.............................      9,000           200,250
    Carnival Corp. (Class "A" Stock)...........     80,500         3,848,906
    Disney (Walt) Co...........................    260,300         7,613,775
    Harrah's Entertainment, Inc.(a)............     15,800           417,713
    Hilton Hotels Corp.........................     30,300           291,638
    Marriott International, Inc. (Class "A"
         Stock)................................     28,900           912,156
    Mirage Resorts, Inc.(a)....................     23,600           361,375
                                                              --------------
                                                                  13,645,813
                                                              --------------
MACHINERY -- 0.3%
    Briggs & Stratton Corp.....................      2,200           117,975
    Caterpillar, Inc...........................     44,300         2,084,869
    Commercial Intertech Corp..................     28,300           360,825
    Cooper Industries, Inc.....................     12,800           517,600
    Deere & Co.................................     28,000         1,214,500
    Dover Corp.................................     25,700         1,166,138
    Eaton Corp.................................      8,200           595,525
    Flowserve Corp.............................     39,486           671,262
    Ingersoll-Rand Co..........................     21,400         1,178,338
    Milacron, Inc..............................      6,300            96,863
    Paxar Corp.................................    229,925         1,939,992
    Snap-On, Inc...............................      9,500           252,344
    Timken Co..................................      9,900           202,331
                                                              --------------
                                                                  10,398,562
                                                              --------------
MANUFACTURING -- 0.3%
    Hussmann International, Inc................    122,100         1,839,131
    Illinois Tool Works, Inc.(b)...............     32,000         2,162,000
    Tyco International Ltd.....................    210,022         8,164,605
                                                              --------------
                                                                  12,165,736
                                                              --------------
MEDIA -- 1.5%
    CBS Corp.(a)...............................    161,547        10,328,911
    Central Newspapers, Inc.(Class "A"
         Stock)................................    100,000         3,937,500
    Clear Channel Communications,
         Inc.(a)(b)............................     40,900         3,650,325
    Comcast Corp. (Special Class "A"
         Stock)(b).............................     93,800         4,713,450
    Donnelley (R.R.) & Sons Co.................     15,700           389,556
    Dow Jones & Co., Inc.......................     10,600           720,800
    Gannett Co., Inc...........................     34,400         2,805,750
    Houghton Mifflin Co........................     58,700         2,476,406
    Interpublic Group of Companies,
         Inc...................................     35,600         2,053,675
    Knight-Ridder, Inc.(b).....................     67,800         4,034,100
    Lee Enterprises, Inc.......................     50,900         1,625,619
    McGraw-Hill, Inc...........................     23,700         1,460,513
    Mediaone Group, Inc.(b)....................     77,700         5,968,331
    Meredith Corp..............................      5,500           229,281
    New York Times Co. (Class "A"
         Stock)(b).............................     22,900         1,124,963
    Time Warner, Inc...........................    157,800        11,430,638
    Times Mirror Co. (Class "A" Stock).........      8,900           596,300
    Tribune Co.................................     30,000         1,651,875
    Viacom, Inc. (Class "B" Stock)(a)..........     87,600         5,294,325
                                                              --------------
                                                                  64,492,318
                                                              --------------
METALS-FERROUS -- 0.2%
    AK Steel Holding Corp......................    146,900         2,772,738
    Allegheny Technologies, Inc................     12,200           273,738
    Bethlehem Steel Corp.(a)...................    241,500         2,022,563
    Material Sciences Corp.(a).................     96,900           987,169
    National Steel Corp. (Class  "B"
         Stock)(a).............................     36,000           267,750
    Nucor Corp.................................     10,500           575,531
    USX-U.S. Steel Group, Inc..................     94,100         3,105,300
    Worthington Industries, Inc................      9,200           152,375
                                                              --------------
                                                                  10,157,164
                                                              --------------
METALS-NON FERROUS -- 0.7%
    Alcan Aluminum Ltd.(b).....................     26,700         1,099,706
    Alcoa, Inc.................................    326,300        27,082,900
    Inco Ltd...................................     26,200           615,700
    Reynolds Metals Co.........................      8,200           628,325
                                                              --------------
                                                                  29,426,631
                                                              --------------
MINERAL RESOURCES -- 0.0%
    Burlington Resources, Inc.(b)..............     23,300           770,356
    Homestake Mining Co........................     33,100           258,594
    Phelps Dodge Corp..........................      8,393           563,380
                                                              --------------
                                                                   1,592,330
                                                              --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B15

                   -------------------------------------------
                   CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)
                   -------------------------------------------

DECEMBER 31, 1999

COMMON                                                             VALUE
STOCKS (CONTINUED)                                 SHARES         (NOTE 2)
                                                  --------    --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.4%
    AES Corp...................................     24,000    $    1,794,000
    Crane Co...................................     10,800           214,650
    Danaher Corp...............................     17,400           839,550
    Donaldson Co., Inc.........................    109,200         2,627,625
    Ecolab, Inc................................     16,700           653,388
    IDEX Corp.(b)..............................     60,100         1,825,538
    ITT Industries, Inc........................     10,700           357,781
    Mark IV Industries, Inc....................     86,542         1,530,712
    Millipore Corp.............................      6,800           262,650
    NACCO Industries, Inc. (Class  "A"
         Stock)................................      1,300            72,231
    Pall Corp..................................     13,800           297,563
    PPG Industries, Inc........................     21,100         1,320,069
    Textron, Inc...............................     19,300         1,480,069
    Thermo Electron Corp.(a)...................     20,900           313,500
    Trinity Industries, Inc....................     52,200         1,484,438
    Wolverine Tube, Inc.(a)....................     37,000           522,625
    York International Corp....................     59,100         1,621,556
                                                              --------------
                                                                  17,217,945
                                                              --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE-- 0.2%
    American Greetings Corp. (Class  "A"
         Stock)................................      8,200           193,725
    Black & Decker Corp........................     10,400           543,400
    Corning, Inc...............................     30,200         3,893,913
    Jostens, Inc...............................      6,100           148,306
    Minnesota Mining & Manufacturing
         Co....................................     50,000         4,893,750
    Polaroid Corp..............................      7,000           131,688
                                                              --------------
                                                                   9,804,782
                                                              --------------
OIL & GAS -- 1.9%
    Amerada Hess Corp..........................     11,100           629,925
    Anadarko Petroleum Corp....................     15,100           515,288
    Ashland, Inc...............................      9,400           309,613
    Atlantic Richfield Co......................     41,300         3,572,450
    Basin Exploration, Inc.(a).................     17,400           306,675
    Cabot Oil & Gas Corp. (Class  "A"
         Stock)................................     88,600         1,423,138
    Chevron Corp...............................     82,800         7,172,550
    Coastal Corp...............................     26,100           924,919
    Eastern Enterprises........................      3,200           183,800
    Exxon Mobil Corp...........................    430,270        34,663,627
    Kerr-McGee Corp............................     10,525           652,550
    Murphy Oil Corp............................     27,600         1,583,550
    NICOR, Inc.................................      4,900           159,250
    Noble Affiliates, Inc......................     50,900         1,091,169
    Ocean Energy Inc...........................     63,700           493,675
    Phillips Petroleum Co......................     32,600         1,532,200
    Pioneer Natural Resources Co...............    435,944         3,896,250
    Royal Dutch Petroleum Co...................    267,500        16,167,031
    Sunoco, Inc................................     10,100           237,350
    Texaco, Inc................................     68,000         3,693,250
    Unocal Corp................................     30,900         1,037,081
    USX-Marathon Group.........................     36,900           910,969
    Western Gas Resources, Inc.................    103,000         1,358,313
                                                              --------------
                                                                  82,514,623
                                                              --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
    Baker Hughes, Inc..........................     40,150           845,659
    Conoco, Inc (Class  "B ")..................     68,394         1,701,301
    EOG Resources, Inc.........................     48,400           850,025
    Occidental Petroleum Corp..................     41,300           893,113
    Transocean Sedco Forex, Inc................     13,397           451,315
    Union Pacific Resources Group, Inc.........     29,700           378,675
                                                              --------------
                                                                   5,120,088
                                                              --------------
OIL & GAS SERVICES -- 0.5%
    Apache Corp................................     15,000           554,063
    Enron Corp.................................     89,000         3,949,375
    Halliburton Co.............................     55,500         2,233,875
    Helmerich & Payne, Inc.....................      7,900           172,319
    McDermott International, Inc...............    401,600         3,639,500
    ONEOK, Inc.................................      4,900           123,113
    Rowan Companies, Inc.(a)...................      9,600           208,200
    Schlumberger Ltd.(b).......................     69,200         3,892,500
    Tosco Corp.................................      9,000           244,688
    Total SA (Class  "B"  Stock), (France).....     79,933         5,535,360
                                                              --------------
                                                                  20,552,993
                                                              --------------
PRECIOUS METALS -- 0.1%
    Apex Silver Mines Ltd......................     82,200           981,263
    Barrick Gold Corp..........................     50,600           894,988
    Freeport-McMoRan Copper & Gold,
         Inc. (Class  "B"  Stock)..............     21,300           449,963
    Newmont Mining Corp........................     24,500           600,250
    Placer Dome, Inc...........................     32,700           351,525
    Stillwater Mining Co.(a)...................     75,000         2,390,625
                                                              --------------
                                                                   5,668,614
                                                              --------------
RAILROADS -- 0.1%
    Burlington Northern Santa Fe Corp..........     60,700         1,471,975
    CSX Corp...................................     27,600           865,950
    Kansas City Southern Industries,
         Inc...................................     13,300           992,513
    Norfolk Southern Corp......................     46,800           959,400
    Union Pacific Corp.........................     30,800         1,343,650
                                                              --------------
                                                                   5,633,488
                                                              --------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
    Crescent Real Estate Equities Co...........    336,700         6,186,863
    Equity Residential Properties Trust........     37,700         1,609,319
    Vornado Realty Trust.......................    185,200         6,019,000
                                                              --------------
                                                                  13,815,182
                                                              --------------
RESTAURANTS -- 0.2%
    Darden Restaurants, Inc....................     18,200           329,875
    McDonald's Corp............................    171,500         6,913,594
    Tricon Global Restaurants, Inc.(a).........     19,000           733,875
    Wendy's International, Inc.................     15,500           319,688
                                                              --------------
                                                                   8,297,032
                                                              --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B16

                   -------------------------------------------
                   CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)
                   -------------------------------------------

DECEMBER 31, 1999

COMMON                                                             VALUE
STOCKS (CONTINUED)                                 SHARES         (NOTE 2)
                                                  --------    --------------
RETAIL -- 2.8%
    Albertson's, Inc...........................     54,566    $    1,759,754
    AutoZone, Inc.(a)..........................     19,800           639,788
    Bed Bath & Beyond, Inc.....................      8,000           278,000
    Best Buy Co., Inc.(a)......................     22,000         1,104,125
    Charming Shoppes, Inc.(a)..................    811,300         5,374,863
    Circuit City Stores, Inc...................     25,800         1,162,613
    Consolidated Stores Corp...................     12,400           201,500
    Costco Wholesale Corp.(b)..................     28,200         2,573,250
    CVS Corp...................................     48,400         1,932,975
    Dayton-Hudson Corp.........................     55,200         4,053,750
    Dillard's, Inc.............................     43,700           882,194
    Dollar General Corporation.................     28,125           639,844
    Federated Department Stores,
         Inc.(a)...............................     26,400         1,334,850
    Great Atlantic & Pacific Tea Co., Inc......      6,000           167,250
    Harcourt General, Inc......................      8,000           322,000
    Home Depot, Inc............................    280,350        19,221,497
    Huttig Building Products, Inc..............      2,400            11,849
    IKON Office Solutions, Inc.................     17,100           116,494
    J.C. Penney Co., Inc.......................     33,100           659,931
    Kmart Corp.(a).............................    638,100         6,420,881
    Kohl's Corp.(a)............................     20,300         1,465,406
    Kroger Co.(a)..............................    107,946         2,037,481
    Liz Claiborne, Inc.........................     10,500           395,063
    Longs Drug Stores, Inc.....................      6,100           157,456
    May Department Stores Co...................     41,900         1,351,275
    Nordstrom, Inc.............................     17,500           458,281
    Office Depot, Inc..........................     34,500           377,344
    Pep Boys - Manny, Moe & Jack...............      6,927            63,209
    Rite Aid Corp..............................     31,400           351,288
    Safeway, Inc.(a)...........................     62,900         2,236,881
    Sears, Roebuck & Co........................     48,900         1,488,394
    Sherwin-Williams Co........................     21,800           457,800
    Staples, Inc.(a)...........................     59,500         1,234,625
    Supervalu, Inc.............................     13,000           260,000
    Tandy Corp.................................     25,400         1,249,363
    The Gap, Inc...............................    109,300         5,027,800
    The Limited, Inc...........................    198,053         8,578,171
    TJX Companies, Inc.........................     40,600           829,763
    Toys 'R' Us, Inc.(a).......................    146,500         2,096,781
    Wal-Mart Stores, Inc.(b)...................    553,100        38,233,038
    Walgreen Co................................    124,200         3,632,850
    Winn-Dixie Stores, Inc.....................     17,500           418,906
                                                              --------------
                                                                 121,258,583
                                                              --------------
RUBBER -- 0.0%
    Cooper Tire & Rubber Co....................      9,300           144,731
    Goodyear Tire & Rubber Co..................     59,400         1,674,338
                                                              --------------
                                                                   1,819,069
                                                              --------------
TELECOMMUNICATIONS -- 4.7%
    ADC Telecommunications, Inc.(a)............     14,000         1,015,875
    AFLAC Inc..................................     30,000         1,415,625
    Alcatel Alsthom, ADR, (France)(b)..........    124,900         5,620,500
    Alltel Corp................................     35,800         2,960,213
    Andrew Corp.(a)............................      9,900           187,481
    AT&T Corp.(b)..............................    397,748        20,185,711
    Bell Atlantic Corp.........................    194,900        11,998,531
    BellSouth Corp.............................    235,600        11,029,025
    CenturyTel, Inc............................     15,400           729,575
    General Instrument Corp....................     21,000         1,785,000
    Global Crossing Ltd.(a)....................     88,690         4,434,500
    GTE Corp...................................    122,800         8,665,075
    Lucent Technologies, Inc...................    383,755        28,709,671
    MCI Worldcom, Inc..........................    350,421        18,594,214
    Motorola, Inc..............................     77,100        11,352,975
    Nextel Communications, Inc.
         (Class  "A"  Stock)(a)(b).............     42,300         4,362,188
    Nortel Networks Corp.(b)...................    164,980        16,662,980
    QUALCOMM, Inc.(b)..........................     79,600        14,029,500
    SBC Communications, Inc....................    426,308        20,782,515
    Scientific-Atlanta, Inc....................      8,400           467,250
    Sprint Corp.(b)............................    108,600         7,310,138
    Sprint Corp. (PCS Group)...................     55,450         5,683,625
    Tellabs, Inc.(a)...........................     49,100         3,151,606
    US West, Inc...............................     63,660         4,583,520
                                                              --------------
                                                                 205,717,293
                                                              --------------
TEXTILES -- 0.0%
    National Service Industries, Inc...........      4,000           118,000
    Russell Corp...............................      5,700            95,475
    Springs Industries, Inc....................      3,200           127,800
    VF Corp....................................     15,600           468,000
                                                              --------------
                                                                     809,275
                                                              --------------
TOBACCO -- 0.1%
    R.J. Reynolds Tobacco Holdings,
         Inc...................................     94,066         1,657,913
    UST, Inc...................................     22,700           571,756
                                                              --------------
                                                                   2,229,669
                                                              --------------
TOYS -- 0.0%
    Hasbro, Inc................................     25,500           486,094
    Mattel, Inc................................     47,151           618,857
                                                              --------------
                                                                   1,104,951
                                                              --------------
TRUCKING/SHIPPING -- 0.1%
    Federal Express Corp.(a)...................     36,400         1,490,125
    Ryder System, Inc..........................      9,000           219,938
    Yellow Corp.(a)............................     43,600           733,025
                                                              --------------
                                                                   2,443,088
                                                              --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B17

                   -------------------------------------------
                   CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)
                   -------------------------------------------

DECEMBER 31, 1999

COMMON                                                             VALUE
STOCKS (CONTINUED)                                 SHARES         (NOTE 2)
                                                  --------    --------------
UTILITIES - ELECTRICAL & GAS -- 0.5%
    Ameren Corp.(b)............................     17,700    $      579,675
    American Electric Power Co., Inc.(b).......     23,500           754,938
    Carolina Power & Light Co..................     20,000           608,750
    Central & South West Corp.(b)..............     27,600           552,000
    CINergy Corp...............................     19,600           472,850
    CMS Energy Corp............................     13,000           405,438
    Consolidated Edison, Inc.(b)...............     28,100           969,450
    Constellation Energy Group.................     18,400           533,600
    Dominion Resources, Inc.(b)................     24,300           953,775
    DTE Energy Co..............................     19,200           602,400
    Duke Energy Corp...........................     46,200         2,315,775
    Edison International.......................     45,700         1,196,769
    Entergy Corp...............................     29,800           767,350
    FirstEnergy Corp.(a).......................     31,300           710,119
    Florida Progress Corp......................      7,000           296,188
    FPL Group, Inc.............................     23,200           993,250
    GPU, Inc...................................     16,400           490,975
    New Century Energies, Inc..................     15,000           455,625
    Niagara Mohawk Holdings Inc.(a)............     22,600           314,988
    Northern States Power Co...................     17,700           345,150
    Pacific Gas & Electric, Co.................     47,200           967,600
    PECO Energy Co.............................     23,200           806,200
    Pinnacle West Capital Corp.................      3,000            91,688
    PP&L Resources, Inc........................     20,200           462,075
    Public Service Enterprise Group, Inc.......     28,800         1,002,600
    Reliant Energy, Inc........................     39,100           894,413
    Southern Co.(b)............................     89,400         2,100,900
    Texas Utilities Co.........................     35,800         1,273,138
    Unicom Corp................................     27,400           917,900
                                                              --------------
                                                                  22,835,579
                                                              --------------
WASTE MANAGEMENT -- 0.0%
    Allied Waste Industries, Inc...............     10,000            88,125
    Waste Management, Inc......................     77,142         1,325,878
                                                              --------------
                                                                   1,414,003
                                                              --------------
TOTAL COMMON STOCKS
    (cost $1,366,247,177).................................     1,826,564,329
                                                              --------------
PREFERRED STOCKS -- 0.9%

FINANCIAL SERVICES -- 0.7%
    Central Hispano Capital Corp.,.............  1,225,900        30,798,669
                                                              --------------
TELECOMMUNICATIONS -- 0.2%
    Telecomunicacoes Brasileiras S.A.,
         ADR(b)................................     50,200         6,450,700
                                                              --------------
TOTAL PREFERRED STOCKS
    (cost $36,227,123)....................................        37,249,369
                                                              --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $3,645,523,405).................................     4,027,176,265
                                                              --------------
                                       MOODY'S
SHORT-TERM                             RATING     PRINCIPAL
INVESTMENTS -- 18.9%                 (UNAUDITED)    AMOUNT          VALUE
                                     -----------  ---------   --------------
                                                    (000)           (000)
COMMERCIAL PAPER -- 11.5%
    Baker Hughes, Inc.,
         4.75%, 01/03/00............       P1        1,000           999,736
    Barton Capital Corp,
         5.94%, 01/21/00(c).........       P1       20,000        19,940,600
         6.20%, 01/20/00............       P1       10,000         9,967,278
         6.29%, 01/10/00............       P1          500           499,214
         6.00%, 01/14/00(c).........       P1        5,430         5,420,045
    Bayerische Landesbank,
         5.98%, 02/23/00............       P1          570           564,982
    Bell Atlantic Corp.,
         5.20%, 01/07/00............       P1        1,016         1,015,120
    BMW U.S. Capital,
         5.00%, 01/04/00............       P1        1,000           999,583
    Central & SouthWest Corp.,
         7.20%, 01/21/00(c).........       P2       25,000        24,910,000
    Clipper Receivables Corp.,
         6.12%, 01/24/00............       P1       12,554        12,504,914
    Coca Cola Enterprises,
         5.25%, 01/03/00............       NR        1,000           999,708
    Comdisco, Inc.,
         6.45%, 01/28/00(c).........       P2       10,000         9,955,208
         6.55%, 01/28/00(c).........       P2       15,000        14,931,771
    Cox Enterprises, Inc.,
         6.85%, 01/21/00(c).........       P2       26,000        25,910,950
    Duke Energy Corp,
         5.00%, 01/03/00............       P1        1,000           999,722
    Falcon Asset Securitization
         Corp.,
         6.00%, 01/11/00(c).........       P1       40,000        39,946,667
    Ford Motor Credit Corp,
         5.40%, 01/04/00............       P1        1,000           999,550
    GTE Funding, Inc.,
         6.03%, 01/10/00(c).........       P1       25,000        24,970,688
    Heller Financial, Inc.,
         6.00%, 01/13/00(c).........       P2       12,500        12,479,167
         6.05%, 01/14/00(c).........       P2       10,000         9,981,514
    Kerr McGee Credit LLC,
         6.45%, 01/14/00(c).........       P2       10,000         9,980,292
         6.50%, 01/13/00(c).........       P2       33,000        32,940,417
    Keyspan Corp.,
         6.50%, 01/12/00(c).........       P2       43,000        42,930,125
    Merrill Lynch & Co. Inc,
         6.12%, 01/18/00............       P1        1,000           997,110
    Morgan (J.P.) & Co., Inc.,
         5.96%, 03/13/00............       P1        1,005           993,020
    National Australia Fund,
         5.00%, 01/04/00............       P1        1,000           999,583
    Novartis Financial Corp.,
         5.50%, 01/05/00............       P1        1,000           999,389
    Old Line Funding Corp,
         6.01%, 01/12/00(c).........       P1       22,990        22,955,458
         6.33%, 01/12/00............       P1        8,500         8,483,560
    Svenska Handelsbank, Inc.,
         6.07%, 01/14/00(c).........       P1       50,000        50,000,000
    Thunder Bay Funding,
         6.27%, 01/13/00............       P1        1,100         1,097,701
    Triple-A One Funding, Inc.,
         6.01%, 01/12/00(c).........       NR       21,051        21,019,371
         6.27%, 01/14/00............       NR       33,373        33,297,438
         6.34%, 01/19/00............       NR          442           440,599
    UBS Finance (Delaware),
         4.50%, 01/04/00............       NR        1,000           999,625
    Windmill Funding Corp.,
         6.38%, 01/07/00(c).........       NR       58,000        57,958,884
                                                              --------------
                                                                 504,088,989
                                                              --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B18

                   -------------------------------------------
                   CONSERVATIVE BALANCED PORTFOLIO (CONTINUED)
                   -------------------------------------------

DECEMBER 31, 1999

SHORT-TERM                             MOODY'S
INVESTMENTS                            RATING     PRINCIPAL
(CONTINUED)                          (UNAUDITED)    AMOUNT          VALUE
                                     -----------  ---------   --------------
                                                    (000)           (000)
OTHER CORPORATE OBLIGATIONS -- 3.6%
    Advanta Corp.,
         7.50%, 08/28/00............       Ba2    $ 35,000    $   34,638,100
    Bear Stearns & Co.,
         6.50%, 07/05/00............       A2       20,000        19,976,000
    Camden Property Trust,
         7.23%, 10/30/00............      Baa2      22,000        21,918,600
    Carnival Corp.,
         5.65%, 10/15/00............       A2        5,000         4,953,450
    Comdisco, Inc.,
         5.94%, 04/13/00............      Baa1      12,500        12,461,250
    Equity Residential Properties
         Trust,
         6.15%, 09/15/00............       A3       45,000        44,631,000
    ICI Wilmington Inc.,
         9.50%, 11/15/00............      Baa1       8,000         8,154,640
    ITT Corp.,
         6.25%, 11/15/00............      Baa2       5,253         5,150,724
    Safeway Stores Inc.,
         5.75%, 11/15/00............      Baa2       6,000         5,946,960
                                                              --------------
                                                                 157,830,724
                                                              --------------
REPURCHASE AGREEMENT -- 2.0%
    Joint Repurchase Agreement Account,
         2.875%, 01/03/00 (Note 5)............      87,560        87,560,000
                                                              --------------
TIME DEPOSITS -- 1.7%
    Abbey National Treasury
         Services,
         9.50%, 01/04/00(c).........       P1       50,000        50,000,000
    Banque Nationale de Paris,
         2.00%, 01/03/00(c).........       P1        3,345         3,345,000
    Chase Manhattan Corp.,
         5.50%, 01/03/00(c).........       P1       10,000        10,000,000
    Deutsche Bank,
         5.00%, 01/03/00(c).........       P1       13,000        13,000,000
                                                              --------------
                                                                  76,345,000
                                                              --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
    United States Treasury Bill,
         5.196%, 03/16/00(d)..................       1,800         1,780,515
                                                              --------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $828,802,279)...................................       827,605,228
                                                              --------------
TOTAL INVESTMENTS -- 110.7%
    (cost $4,474,325,684: Note 6).........................     4,854,781,493
VARIATION MARGIN ON OPEN FUTURES
    CONTRACTS(E)..........................................          (125,094)
LIABILITIES IN EXCESS OF OTHER ASSETS -- 10.7% ...........      (467,516,168)
                                                              --------------
TOTAL NET ASSETS -- 100%..................................    $4,387,140,231
                                                              ==============

The following abbreviations are used in portfolio descriptions:
         AG       Aktiengesellschaft (German Stock Company)
         ADR      American Depository Receipt
         GDR      Global Depository Receipt
         L.P.     Limited Partnership
         M.T.N.   Medium Term Note
         SA       Sociedad Aronime (Spanish Corporation) or Societe
                  Aronyme (French Corporation)

(a)   Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $481,860,900, cash collateral of $504,046,862 was received with which the portfolio purchased securities.

(c) Represents securities purchased with cash collateral received for securities on loan.

(d)   Security segregated as collateral for futures contracts.

(e)   Open futures contracts as of December 31, 1999 are as follows:

                                                                   VALUE AT
  NUMBER OF                          EXPIRATION   VALUE AT        DECEMBER 31,  APPRECIATION/
  CONTRACTS             TYPE            DATE     TRADE DATE          1999       DEPRECIATION
Long Position:
      88        U.S. T-Bond            Mar 00   $ 8,310,500      $ 8,002,500     $(308,000)
      93        U.S. Treasury 10yr     Mar 00     9,129,680        8,914,922      (214,758)
      20        S&P 500 Index          Mar 00     7,175,150        7,421,000       245,850
     193        U.S. Treasury 5yr      Mar 00    19,161,703       18,917,016      (244,687)
                                                                                 ---------
                                                                                 $(521,595)
                                                                                 =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B19

                           --------------------------
                           FLEXIBLE MANAGED PORTFOLIO
                           --------------------------

DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 89.3%
                                                                       VALUE
COMMON STOCKS -- 54.2%                             SHARES            (NOTE 2)
                                               --------------     --------------
AEROSPACE -- 0.9%
    Boeing Co. ...........................            123,500     $    5,132,969
    GenCorp, Inc. ........................            403,900          3,988,512
    General Dynamics Corp. ...............             22,200          1,171,050
    Goodrich (B.F.) Co. ..................             10,600            291,500
    Honeywell International, Inc. ........             99,912          5,763,673
    Litton Industries, Inc. (a) ..........            306,000         15,261,750
    Lockheed Martin Corp. ................             48,900          1,069,687
    Northrop Grumman Corp. ...............              8,500            459,531
    Parker-Hannifin Corp. ................            189,500          9,723,719
    Raytheon Co. (Class "B" Stock) .......             44,100          1,171,406
    United Technologies Corp. ............             61,600          4,004,000
                                                                  --------------
                                                                      48,037,797
                                                                  --------------
AIRLINES -- 1.2%
    AMR Corp. ............................            638,000         42,746,000
    Delta Air Lines, Inc. ................             17,800            886,662
    Southwest Airlines Co. ...............             61,800          1,000,387
    US Airways Group, Inc. (a) ...........            472,500         15,149,531
                                                                  --------------
                                                                      59,782,580
                                                                  --------------
APPAREL -- 0.1%
    Nike, Inc. (Class "B" Stock) .........             37,900          1,878,419
    Reebok International Ltd. ............              9,100             74,506
    Titan International, Inc. ............            415,700          2,702,050
                                                                  --------------
                                                                       4,654,975
                                                                  --------------
AUTOS - CARS & TRUCKS -- 1.1%
    Cummins Engine Co., Inc. .............              4,800            231,900
    Dana Corp. ...........................             21,350            639,166
    Ford Motor Co. .......................            314,400         16,800,750
    General Motors Corp. .................            425,700         30,943,069
    Genuine Parts Co. (b) ................             21,500            533,469
    Johnson Controls, Inc. ...............             11,600            659,750
    MascoTech, Inc. ......................            388,000          4,922,750
    Midas, Inc. ..........................             90,866          1,987,694
    Navistar International Corp. (a) .....              6,100            288,987
    PACCAR, Inc. .........................             10,000            443,125
    TRW, Inc. ............................             12,800            664,800
                                                                  --------------
                                                                      58,115,460
                                                                  --------------
BANKS AND SAVINGS & LOANS -- 1.6%
    AmSouth Bancorporation ...............             34,500            666,281
    Banc One Corp. .......................            149,764          4,801,808
    Bank of New York Co., Inc. ...........             97,400          3,896,000
    BankAmerica Corp. ....................            219,241         11,003,158
    BB&T Corp. ...........................             39,500          1,081,312
    Chase Manhattan Corp. ................            104,400          8,110,575
    Comerica, Inc. .......................             19,000            887,062
    First Union Corp. ....................            122,700          4,026,094
    Firstar Corp. ........................            127,247          2,688,093
    Fleet Boston Financial Corp. .........            117,551          4,092,244
    Golden West Financial Corp. ..........             19,200            643,200
    Hanvit Bank-GDR ......................            976,500          6,225,187
    Huntington Bancshares, Inc. ..........             29,392            701,734
    KeyCorp ..............................             54,900          1,214,662
    Mellon Financial Corp. ...............             64,200          2,186,812
    Morgan (J.P.) & Co., Inc. ............             22,900          2,899,712
    National City Corp. ..................             78,200          1,852,362
    Northern Trust Corp. .................             27,000          1,431,000
    PNC Bank Corp. .......................             38,600          1,717,700
    Providian Financial Corp. ............             17,900          1,630,019
    Regions Financial Corp. ..............             28,100            706,012
    Republic New York Corp. ..............             13,500            972,000
    SouthTrust Corp. .....................             19,000            718,437
    Summit Bancorp (b) ...................             21,100            646,187
    Suntrust Banks, Inc. .................             40,400          2,780,025
    Synovus Financial Corp. ..............             35,100            697,612
    U.S. Bancorp .........................             91,500          2,178,844
    Union Planters Corp. .................             18,000            709,875
    Wachovia Corp. .......................             25,200          1,713,600
    Wells Fargo & Co. ....................            207,300          8,382,694
                                                                  --------------
                                                                      81,260,301
                                                                  --------------
BUSINESS SERVICES
    Equifax, Inc. ........................             17,100            402,919
    Omnicom Group, Inc. (b) ..............             22,700          2,270,000
                                                                  --------------
                                                                       2,672,919
                                                                  --------------
CHEMICALS -- 1.2%
    Air Products & Chemicals, Inc. .......             28,900            969,956
    Dow Chemical Co. .....................             27,900          3,728,137
    Du Pont (E.I.) de Nemours & Co. ......            134,149          8,837,065
    Eastman Chemical Co. .................              9,800            467,337
    Engelhard Corp. ......................             15,600            294,450
    Ferro Corp. ..........................            553,650         12,180,300
    FMC Corp. (a) ........................              3,500            200,594
    Grace (W.R.) & Co ....................              8,000            111,000
    Great Lakes Chemical Corp. ...........              6,500            248,219
    Hercules, Inc. .......................             11,900            331,712
    Lyondell Chemical Co. ................            329,000          4,194,750
    Millennium Chemicals, Inc. ...........            601,600         11,881,600
    Monsanto Co. .........................             79,300          2,825,062
    OM Group, Inc. .......................            260,300          8,964,081
    Omnova Solutions, Inc. ...............            403,900          3,130,225
    Praxair, Inc. ........................             19,800            996,187
    Rohm & Haas Co. ......................             27,158          1,104,991
    Sigma-Aldrich Corp. ..................             11,600            348,725
    Union Carbide Corp. ..................             15,600          1,041,300
                                                                  --------------
                                                                      61,855,691
                                                                  --------------
CIRCUITS
    Analog Devices, Inc. .................             19,000          1,767,000
                                                                  --------------
COMMERCIAL SERVICES
    Cendant Corp. (a) ....................             94,000          2,496,875
    Deluxe Corp. .........................              9,000            246,937
    Quintiles Transnational Corp. ........              6,000            112,125
                                                                  --------------
                                                                       2,855,937
                                                                  --------------
COMPUTER SERVICES -- 4.3%
    3Com Corp. (a) .......................             45,500          2,138,500
    Adaptec, Inc. (a) ....................              7,000            349,125
    Adobe Systems, Inc. ..................             13,200            887,700
    America Online, Inc. (a)(b) ..........            275,600         20,790,575
    Autodesk, Inc. .......................              7,600            256,500
    Automatic Data Processing, Inc. ......             80,600          4,342,325
    BMC Software, Inc. (a) ...............             29,200          2,334,175
    Cabletron Systems, Inc. (a) ..........             25,600            665,600
    Ceridian Corp. (a) ...................             18,600            401,062
    Cisco Systems, Inc. (a) ..............            409,100         43,824,837
    Citrix Systems, Inc. .................              9,000          1,107,000
    Computer Associates International,
         Inc .............................             69,400          4,853,662
    Computer Sciences Corp. (a) ..........             20,000          1,892,500
    Compuware Corp. (a) ..................             48,000          1,788,000
    Comverse Technology, Inc. (a) ........              7,300          1,056,675
    Electronic Data Systems Corp. ........             62,600          4,190,287
    EMC Corp. (a)(b) .....................            127,168         13,893,104
    First Data Corp. .....................             54,600          2,692,462
    Lexmark International Group, Inc. ....             12,884          1,166,002
    Microsoft Corp. (a) ..................            642,300         74,988,525
    Novell, Inc. (a) .....................             43,500          1,737,281
    Oracle Corp. (a)(b) ..................            180,550         20,232,884

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B20

                     --------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

COMMON STOCKS                                                          VALUE
(CONTINUED)                                        SHARES            (NOTE 2)
                                               --------------     --------------
COMPUTER SERVICES  (CONT'D.)
    Parametric Technology Corp. (a) ......             31,500     $      852,469
    Peoplesoft, Inc. .....................             30,000            641,250
    Silicon Graphics, Inc. (a) ...........             23,400            229,612
    Unisys Corp. .........................             31,400          1,002,837
    Yahoo!, Inc. (a) .....................             31,000         13,413,312
                                                                  --------------
                                                                     221,728,261
                                                                  --------------
COMPUTERS -- 1.6%
    Apple Computer, Inc. (a)(b) ..........             19,400          1,994,562
    Compaq Computer Corp. ................            217,461          5,885,038
    Dell Computer Corp. (a) ..............            321,600         16,401,600
    Gateway, Inc. ........................             40,400          2,911,325
    Hewlett-Packard Co. ..................            127,800         14,561,212
    International Business Machines
         Corp. ...........................            227,000         24,516,000
    Networking Appliance, Inc. (a) .......             14,700          1,221,019
    Seagate Technology, Inc. (a) .........             28,900          1,345,656
    Sun Microsystems, Inc. (a) ...........            194,900         15,092,569
                                                                  --------------
                                                                      83,928,981
                                                                  --------------
CONSTRUCTION -- 0.4%
    Centex Corp. .........................              7,000            172,812
    Fluor Corp. ..........................              9,800            449,575
    Foster Wheeler Corp. .................              6,600             58,575
    Pulte Corp. ..........................              6,900            155,250
    Standard Pacific Corp. ...............            632,400          6,956,400
    Vulcan Materials Co. .................              9,000            359,437
    Webb (Del E.) Corp. ..................            576,500         14,376,469
                                                                  --------------
                                                                      22,528,518
                                                                  --------------
CONTAINERS -- 0.2%
    Ball Corp. ...........................              2,700            106,312
    Bemis Co., Inc. ......................              6,600            230,175
    Crown Cork & Seal Co., Inc. ..........             15,600            349,050
    Owens-Illinois, Inc. (a) .............            255,700          6,408,481
    Pactiv Corp. .........................             21,500            228,437
    Sealed Air Corp. .....................             10,900            564,756
                                                                  --------------
                                                                       7,887,211
                                                                  --------------
COSMETICS & SOAPS -- 0.6%
    Alberto Culver Co. (Class "B"
         Stock) ..........................              6,200            160,037
    Avon Products, Inc. ..................             31,400          1,036,200
    Colgate-Palmolive Co. ................             75,100          4,881,500
    Gillette Co. .........................            136,100          5,605,619
    International Flavors & Fragrances,
         Inc. ............................             13,100            494,525
    Procter & Gamble Co. (b) .............            166,600         18,253,112
                                                                  --------------
                                                                      30,430,993
                                                                  --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
    Eastman Kodak Co. ....................            184,400         12,216,500
    Philip Morris Co., Inc. ..............            750,800         17,409,175
                                                                  --------------
                                                                      29,625,675
                                                                  --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
    Avery Dennison Corp. .................             15,000          1,093,125
    Pitney Bowes, Inc. ...................             33,600          1,623,300
    Xerox Corp. ..........................             84,900          1,926,169
                                                                  --------------
                                                                       4,642,594
                                                                  --------------
DIVERSIFIED OPERATIONS -- 1.4%
    Fortune Brands, Inc. .................             21,700            717,456
    General Electric Capital Corp. .......            410,900         63,586,775
    Tomkins PLC, ADR (b) .................            617,300          9,066,594
                                                                  --------------
                                                                      73,370,825
                                                                  --------------
DRUGS & MEDICAL SUPPLIES -- 2.7%
    Abbott Laboratories ..................            192,800     $    7,001,050
    Allergan, Inc. .......................             17,600            875,600
    ALZA Corp. (a) .......................              9,900            342,787
    American Home Products Corp. .........            163,900          6,463,806
    Amgen, Inc. (a) ......................            127,400          7,651,962
    Bard (C.R.), Inc. ....................              5,900            312,700
    Bausch & Lomb, Inc. ..................              7,100            485,906
    Baxter International, Inc. ...........             36,700          2,305,219
    Becton, Dickinson & Co. ..............             31,500            842,625
    Biomet, Inc. .........................             14,500            580,000
    Boston Scientific Corp. (a) ..........             51,800          1,133,125
    Bristol-Myers Squibb Co. .............            250,200         16,059,712
    Cardinal Health, Inc. (b) ............             34,450          1,649,294
    Guidant Corp. ........................             37,700          1,771,900
    Johnson & Johnson ....................            170,500         15,877,812
    Lilly (Eli) & Co. ....................            138,100          9,183,650
    Mallinckrodt, Inc. ...................              7,500            238,594
    Medtronic, Inc. ......................            148,200          5,400,037
    Merck & Co., Inc. ....................            294,300         19,736,494
    Pfizer, Inc. .........................            489,200         15,868,425
    Pharmacia & Upjohn, Inc. .............             65,800          2,961,000
    Schering-Plough Corp. ................            184,400          7,779,375
    St. Jude Medical, Inc. (a) ...........              8,900            273,119
    Warner-Lambert Co. ...................            108,300          8,873,831
    Watson Pharmaceuticals, Inc. (a) .....              9,000            322,312
                                                                  --------------
                                                                     133,990,335
                                                                  --------------
ELECTRONICS -- 1.7%
    Advanced Micro Devices, Inc. (a)  ....             17,000            491,937
    Applied Materials, Inc. (a) ..........             47,800          6,055,662
    Belden, Inc. .........................            275,600          5,787,600
    Emerson Electric Co. .................             55,000          3,155,625
    Grainger (W.W.), Inc. ................             11,200            535,500
    Intel Corp. (b) ......................            415,000         34,159,687
    KLA-Tencor Corp. (a) .................             10,900          1,213,987
    LSI Logic Corp. (a) ..................             18,600          1,255,500
    Micron Technology, Inc. ..............             31,900          2,480,225
    Molex, Inc. ..........................             14,000            793,625
    Motorola, Inc. .......................             78,100         11,500,225
    National Semiconductor Corp. (a) .....             19,000            813,437
    Rockwell International Corp. .........             24,300          1,163,362
    Solectron Corp. ......................             33,500          3,186,687
    Tektronix, Inc. ......................              6,200            241,025
    Teradyne, Inc., ......................             16,000          1,056,000
    Texas Instruments, Inc. ..............             98,600          9,551,875
    Thomas & Betts Corp. .................              5,800            184,875
    Xilinx Inc. (a) ......................             34,000          1,545,937
                                                                  --------------
                                                                      85,172,771
                                                                  --------------
EXPLORATION & PRODUCTION
    Apex Silver Mines Ltd. ...............            340,400          4,063,525
                                                                  --------------
FINANCIAL SERVICES -- 4.4%
    American Express Co. .................             56,500          9,393,125
    Associates First Capital Corp. .......             92,290          2,532,207
    Bear Stearns Companies, Inc. .........             14,358            613,804
    Block (H.R.), Inc. ...................             11,400            498,750
    Capital One Financial Corp. ..........             24,900          1,199,869
    Citigroup, Inc. ......................            747,876         41,553,860
    Countrywide Credit Industries, Inc. ..             14,000            353,500
    Dun & Bradstreet Corp. ...............             20,100            592,950
    Federal Home Loan Mortgage
         Corp ............................             87,400          4,113,262
    Federal National Mortgage
         Association .....................            131,300          8,198,044

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B21

                     --------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

COMMON STOCKS                                                          VALUE
(CONTINUED)                                        SHARES            (NOTE 2)
                                               --------------     --------------
FINANCIAL SERVICES (CONT'D.)
    Fifth Third Bancorp ..................             34,300     $    2,516,762
    Franklin Resource, Inc. ..............             30,600            981,112
    Goldman Sachs Group, Inc. ............             53,100          5,001,356
    Household International, Inc. ........             62,492          2,327,827
    Lehman Brothers Holdings, Inc. .......            719,100         60,898,781
    MBNA Corp. ...........................            101,300          2,760,425
    Merrill Lynch & Co., Inc. ............            285,000         23,797,500
    Morgan Stanley Dean Witter & Co. .....            293,695         41,924,961
    Old Kent Financial Corp. .............              7,000            247,625
    PaineWebber Group, Inc. ..............             14,000            543,375
    Paychex, Inc. ........................             29,850          1,194,000
    Schwab (Charles) Corp. (a) ...........            102,700          3,941,112
    SLM Holding Corp. ....................             19,000            802,750
    State Street Corp. ...................             20,600          1,505,087
    T. Rowe Price & Associates ...........              8,000            295,500
    Washington Mutual, Inc. ..............             74,136          1,927,536
                                                                  --------------
                                                                     219,715,080
                                                                  --------------
FOOD & BEVERAGES -- 1.4%
    Anheuser-Busch Companies, Inc. (b) ...             60,300          4,273,762
    Archer-Daniels-Midland Co. ...........             76,560            933,075
    Bestfoods ............................             35,700          1,876,481
    Brown-Forman Corp. (Class "B"
         Stock) ..........................              6,700            383,575
    Campbell Soup Co. ....................             54,800          2,120,075
    Coca Cola Enterprises, Inc. (b) ......             54,500          1,096,812
    Coca-Cola Co. ........................            311,200         18,127,400
    ConAgra, Inc. ........................             60,900          1,374,056
    Coors (Adolph) Co. (Class "B"
         Stock) ..........................              2,900            152,250
    General Mills, Inc. ..................             37,800          1,351,350
    Heinz (H.J.) & Co. ...................             45,200          1,799,525
    Hershey Foods Corp. ..................             16,500            783,750
    Kellogg Co. ..........................             50,900          1,568,356
    Nabisco Group Holdings Corp. .........          1,226,900         13,035,812
    PepsiCo, Inc. ........................            184,400          6,500,100
    Quaker Oats Co. ......................             16,000          1,050,000
    Ralston-Ralston Purina Group (b)  ....             42,200          1,176,325
    Sara Lee Corp. .......................            115,000          2,537,187
    Seagram Co., Ltd. ....................             52,600          2,363,712
    Sysco Corp. ..........................             40,900          1,618,106
    Whitman Corp. ........................            545,200          7,326,125
    Wrigley (William) Jr. Co. ............             15,200          1,260,650
                                                                  --------------
                                                                      72,708,484
                                                                  --------------
FOREST PRODUCTS -- 2.3%
    Boise Cascade Corp. ..................            665,800         26,964,900
    Champion International Corp. .........            401,600         24,874,100
    Fort James Corp. .....................             27,100            741,862
    Georgia-Pacific Corp. ................            327,000         16,595,250
    International Paper Co. ..............             52,682          2,973,240
    Louisiana-Pacific Corp. ..............            699,700          9,970,725
    Mead Corp. ...........................            403,000         17,505,312
    Potlatch Corp. .......................              3,700            165,112
    Temple-Inland, Inc. ..................              7,100            468,156
    Westvaco Corp. .......................             11,900            388,237
    Weyerhaeuser Co. .....................             25,400          1,824,037
    Willamette Industries, Inc. ..........            299,200         13,894,100
                                                                  --------------
                                                                     116,365,031
                                                                  --------------
GAS PIPELINES -- 0.1%
    Columbia Energy Group ................             10,500            664,125
    Consolidated Natural Gas Co. .........             12,900            837,694
    El Paso Energy Co ....................             19,500            756,844
    Peoples Energy Corp. .................              5,700            190,950
    Sempra Energy ........................             30,253            525,646
    Williams Companies, Inc. .............             54,800          1,674,825
                                                                  --------------
                                                                       4,650,084
                                                                  --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 1.4%
    Columbia/HCA Healthcare Corp. ........            909,600         26,662,650
    Healthsouth Corp. (a) ................             55,000            295,625
    Humana, Inc. (a) .....................          1,011,100          8,278,381
    IMS Health, Inc. .....................             40,900          1,111,969
    LifePoint Hospitals, Inc. (a) ........             42,447            501,405
    Manor Care, Inc. .....................             13,300            212,800
    McKesson HBOC, Inc. ..................             34,381            775,721
    Service Corp. International ..........             35,100            243,506
    Shared Medical Systems Corp. .........              3,200            163,000
    Smith (A.O.) Corp. ...................            433,350          9,479,531
    Tenet Healthcare Corp. (a) ...........          1,015,800         23,871,300
    Triad Hospitals, Inc. (a) ............             42,447            642,011
    Wellpoint Health Networks, Inc. ......              6,000            395,625
                                                                  --------------
                                                                      72,633,524
                                                                  --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.3%
    Clorox Co. ...........................             28,400          1,430,650
    Kimberly-Clark Corp. .................             71,100          4,639,275
    Leggett & Platt, Inc. ................            481,800         10,328,587
                                                                  --------------
                                                                      16,398,512
                                                                  --------------
HOUSING RELATED -- 1.3%
    Armstrong World Industries, Inc. .....              5,800            193,575
    Fleetwood Enterprises, Inc. ..........              4,100             84,563
    Hanson, PLC, ADR, (United
         Kingdom) ........................          1,221,100         49,378,231
    Kaufman & Broad Home Corp. ...........              6,400            154,800
    Lowe's Companies, Inc. ...............             46,900          2,802,275
    Masco Corp. ..........................             48,000          1,218,000
    Maytag Corp. .........................             10,700            513,600
    Newell Rubbermaid, Inc. (b) ..........             36,155          1,048,495
    Owens Corning ........................            410,500          7,927,781
    Stanley Works ........................              9,900            298,238
    Tupperware Corp. .....................              9,900            167,681
    Whirlpool Corp. ......................              9,900            644,119
                                                                  --------------
                                                                      64,431,358
                                                                  --------------
INSTRUMENT-CONTROLS
    PE Corp-PE Biosystems Group ..........             13,000          1,564,063
    Perkin Elmer, Inc. ...................              4,300            179,256
                                                                  --------------
                                                                       1,743,319
                                                                  --------------
INSURANCE -- 2.4%
    Aetna, Inc. ..........................             18,900          1,054,856
    Allstate Corp. .......................             99,100          2,378,400
    American General Corp. ...............             30,900          2,344,538
    American International Group, Inc. ...            195,478         21,136,059
    Aon Corp. (b) ........................             33,450          1,338,000
    Berkley (W.R.) Corp. .................            175,850          3,670,869
    Chubb Corp. ..........................            237,900         13,396,744
    CIGNA Corp. ..........................             24,700          1,989,894
    Cincinnati Financial Corp. ...........             20,200            629,988
    Conseco, Inc. ........................             41,587            743,368
    Financial Security Assurance
         Holdings Ltd. ...................            140,100          7,302,713
    Hartford Financial Services Group,
         Inc .............................             28,900          1,369,138
    Jefferson-Pilot Corp. ................             13,400            914,550
    Lincoln National Corp. ...............             25,000          1,000,000
    Loews Corp. ..........................            178,300         10,820,581

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B22

                     --------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

COMMON STOCKS                                                          VALUE
(CONTINUED)                                        SHARES            (NOTE 2)
                                               --------------     --------------
INSURANCE  (CONT'D.)
    Marsh & McLennan Companies,
         Inc. ............................             33,600     $    3,215,100
    MBIA, Inc. ...........................             12,100            639,031
    MGIC Investment Corp. (b) ............             13,300            800,494
    Progressive Corp. ....................              9,400            687,375
    Reinsurance Group of America, Inc. ...            711,900         19,755,225
    SAFECO Corp. .........................            356,300          8,862,963
    St. Paul Companies, Inc. .............             29,100            980,306
    Torchmark Corp. ......................            421,600         12,252,750
    Trenwick Group, Inc. .................            273,300          4,629,019
    United Healthcare Corp. ..............             22,400          1,190,000
    UnumProvident Corp. (b) ..............             30,970            992,976
                                                                  --------------
                                                                     124,094,937
                                                                  --------------
LEISURE -- 0.3%
    Brunswick Corp. ......................             11,200            249,200
    Carnival Corp. (Class "A" Stock) .....             79,600          3,805,875
    Disney (Walt) Co. ....................            261,100          7,637,175
    Harrah's Entertainment, Inc. (a) .....             16,400            433,575
    Hilton Hotels Corp. ..................             30,800            296,450
    Marriott International, Inc. (Class "A"
         Stock) ..........................             31,000            978,438
    Mirage Resorts, Inc. (a) .............             22,500            344,531
                                                                  --------------
                                                                      13,745,244
                                                                  --------------
MACHINERY -- 0.5%
    Briggs & Stratton Corp. ..............              3,300            176,963
    Caterpillar, Inc. ....................             45,100          2,122,519
    Commercial Intertech Corp. ...........            115,300          1,470,075
    Cooper Industries, Inc. ..............             12,900            521,644
    Deere & Co. ..........................             29,500          1,279,563
    Delphi Automotive Systems Corp. ......            347,454          5,472,401
    Dover Corp. ..........................             25,800          1,170,675
    Eaton Corp. ..........................              9,200            668,150
    Flowserve Corp. ......................            161,991          2,753,847
    Ingersoll-Rand Co. ...................             20,600          1,134,288
    Milacron, Inc. .......................              6,400             98,400
    Paxar Corp. ..........................            954,575          8,054,227
    Snap-On, Inc. ........................              7,100            188,594
    Timken Co. ...........................             10,200            208,463
                                                                  --------------
                                                                      25,319,809
                                                                  --------------
MANUFACTURING -- 0.4%
    Hussmann International, Inc. .........            491,500          7,403,219
    Illinois Tool Works, Inc. (b) ........             31,800          2,148,488
    Tyco International Ltd. ..............            211,766          8,232,403
                                                                  --------------
                                                                      17,784,110
                                                                  --------------
MEDIA -- 2.2%
    CBS Corp. (a) ........................            359,799         23,004,649
    Central Newspapers, Inc. (Class "A"
         Stock) ..........................            410,600         16,167,375
    Clear Channel Communications,
         Inc. (a)(b) .....................             41,200          3,677,100
    Comcast Corp. (Special Class "A"
         Stock) (b) ......................             96,800          4,864,200
    Donnelley (R.R.) & Sons Co. ..........             15,000            372,188
    Dow Jones & Co., Inc. ................             10,700            727,600
    Gannett Co., Inc. ....................             35,500          2,895,469
    Houghton Mifflin Co. .................            240,700         10,154,531
    Interpublic Group of Companies,
         Inc. ............................             34,600          1,995,988
    Knight-Ridder, Inc. (b) ..............            248,600         14,791,700
    Lee Enterprises, Inc. ................            208,900          6,671,744
    McGraw-Hill, Inc. ....................             24,700          1,522,138
    Mediaone Group, Inc. (b) .............             77,900          5,983,694
    Meredith Corp. .......................              4,600            191,763
    New York Times Co. (Class "A"
         Stock) (b) ......................             22,200          1,090,575
    Time Warner, Inc. ....................            159,300         11,539,294
    Times Mirror Co. (Class "A" Stock) ...              8,600            576,200
    Tribune Co. ..........................             29,600          1,629,850
    Viacom, Inc. (Class "B" Stock) (a) ...             88,700          5,360,806
                                                                  --------------
                                                                     113,216,864
                                                                  --------------
METALS-FERROUS -- 0.7%
    AK Steel Holding Corp. ...............            606,100         11,440,138
    Allegheny Technologies, Inc. .........             12,650            283,834
    Bethlehem Steel Corp. (a) ............            924,400          7,741,850
    Material Sciences Corp. (a) ..........            397,900          4,053,606
    National Steel Corp. (Class "B"
         Stock) (a) ......................            147,300          1,095,544
    Nucor Corp. ..........................             11,500            630,344
    USX-U.S. Steel Group, Inc. ...........            348,500         11,500,500
    Worthington Industries, Inc. .........              9,700            160,656
                                                                  --------------
                                                                      36,906,472
                                                                  --------------
METALS-NON FERROUS -- 2.0%
    Alcan Aluminum Ltd. (b) ..............             28,800          1,186,200
    Alcoa, Inc. ..........................          1,200,500         99,641,500
    Inco Ltd. ............................             27,000            634,500
    Reynolds Metals Co. ..................              8,900            681,963
                                                                  --------------
                                                                     102,144,163
                                                                  --------------
MINERAL RESOURCES
    Burlington Resources, Inc. (b) .......             21,800            720,763
    Homestake Mining Co. .................             34,300            267,969
    Phelps Dodge Corp. ...................              8,653            580,833
                                                                  --------------
                                                                       1,569,565
                                                                  --------------
MISCELLANEOUS-BASIC INDUSTRY -- 0.9%
    AES Corp. ............................             25,000          1,868,750
    Crane Co. ............................              7,300            145,088
    Danaher Corp. ........................             16,000            772,000
    Donaldson Co., Inc. ..................            448,600         10,794,438
    Ecolab, Inc. .........................             17,300            676,863
    IDEX Corp. (b) .......................            246,700          7,493,513
    ITT Industries, Inc. .................             11,100            371,156
    Mark IV Industries, Inc. .............            355,500          6,287,906
    Millipore Corp. ......................              7,000            270,375
    NACCO Industries, Inc. (Class "A"
         Stock) ..........................              1,300             72,231
    Pall Corp. ...........................             17,200            370,875
    PPG Industries, Inc. .................             20,400          1,276,275
    Textron, Inc. ........................             20,200          1,549,088
    Thermo Electron Corp. (a) ............             17,500            262,500
    Trinity Industries, Inc. .............            214,100          6,088,469
    Wolverine Tube, Inc. (a) .............            155,300          2,193,613
    York International Corp. .............            238,800          6,552,075
                                                                  --------------
                                                                      47,045,215
                                                                  --------------
MISCELLANEOUS-CONSUMER GROWTH/STABLE -- 0.3%
    American Greetings Corp. .............
         (Class "A" Stock) ...............             11,800            278,775
    Black & Decker Corp. .................             10,800            564,300
    Corning, Inc. ........................             30,500          3,932,594
    Jostens, Inc. ........................              6,300            153,169
    Minnesota Mining & Manufacturing
         Co. .............................             51,600          5,050,350

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B23

                     --------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

COMMON STOCKS                                                          VALUE
(CONTINUED)                                        SHARES            (NOTE 2)
                                               --------------     --------------
MISCELLANEOUS-CONSUMER GROWTH/STABLE (CONT'D)
    Polaroid Corp. .......................              5,700     $      107,231
    Unilever NV ..........................             70,942          3,861,905
                                                                  --------------
                                                                      13,948,324
                                                                  --------------
OIL & GAS -- 2.7%
    Amerada Hess Corp. ...................             10,500            595,875
    Anadarko Petroleum Corp. .............             15,300            522,113
    Ashland, Inc. ........................              8,700            286,556
    Atlantic Richfield Co. ...............             42,200          3,650,300
    Basin Exploration, Inc. (a) ..........             71,400          1,258,425
    Cabot Oil & Gas Corp. (Class "A"
         Stock) ..........................            363,800          5,843,538
    Chevron Corp. ........................             83,600          7,241,850
    Coastal Corp. ........................             27,900            988,706
    Eastern Enterprises ..................              3,300            189,544
    Exxon Mobil Corp. ....................            434,258         34,984,910
    Kerr-McGee Corp. .....................             10,609            657,758
    Murphy Oil Corp. .....................            114,000          6,540,750
    NICOR, Inc. ..........................              5,000            162,500
    Noble Affiliates, Inc. ...............            208,900          4,478,294
    Ocean Energy, Inc. ...................            245,500          1,902,625
    Phillips Petroleum Co. ...............             31,600          1,485,200
    Pioneer Natural Resources Co. ........          1,755,631         15,690,952
    Royal Dutch Petroleum Co. ............            270,100         16,324,169
    Sunoco, Inc. .........................             10,800            253,800
    Texaco, Inc. .........................             67,200          3,649,800
    Total SA (Class "B" Stock), (France)..            327,959         22,711,161
    Transocean Sedco .....................             14,036            472,838
    Union Pacific Resources Group, Inc. ..             32,200            410,550
    Unocal Corp. .........................             30,800          1,033,725
    USX-Marathon Group ...................             38,700            955,406
    Western Gas Resources, Inc. ..........            423,100          5,579,631
                                                                  --------------
                                                                     137,870,976
                                                                  --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
    Conoco, Inc (Class "B") ..............             69,624          1,731,897
    Eog Resources, Inc. ..................            198,700          3,489,669
    Occidental Petroleum Corp. ...........             44,400            960,150
                                                                  --------------
                                                                       6,181,716
                                                                  --------------
OIL & GAS SERVICES -- 0.5%
    Apache Corp. .........................             10,900            402,619
    Baker Hughes, Inc. ...................             41,740            879,149
    Enron Corp. ..........................             91,200          4,047,000
    Halliburton Co. ......................             55,300          2,225,825
    Helmerich & Payne, Inc. ..............              8,200            178,863
    McDermott International, Inc. ........          1,629,400         14,766,438
    ONEOK, Inc. ..........................              5,000            125,625
    Rowan Companies, Inc. (a) ............             10,100            219,044
    Schlumberger Ltd. (b) ................             72,500          4,078,125
    Tosco Corp ...........................              9,000            244,688
                                                                  --------------
                                                                      27,167,376
                                                                  --------------
PRECIOUS METALS -- 0.2%
    Barrick Gold Corp. ...................             52,400            926,825
    Freeport-McMoRan Copper & Gold,
         Inc. (Class "B" Stock) ..........             22,100            466,863
    Newmont Mining Corp. .................             25,400            622,300
    Placer Dome, Inc. ....................             28,000            301,000
    Stillwater Mining Co. (a) ............            301,800          9,619,875
                                                                  --------------
                                                                      11,936,863
                                                                  --------------
RAILROADS -- 0.1%
    Burlington Northern Santa Fe Corp. ...             60,500          1,467,125
    CSX Corp. ............................             29,300            919,288
    Kansas City Southern Industries, Inc.              11,000            820,875
    Norfolk Southern Corp. ...............             48,900          1,002,450
    Union Pacific Corp. ..................             31,800          1,387,275
                                                                  --------------
                                                                       5,597,013
                                                                  --------------
REAL ESTATE DEVELOPMENT -- 1.1%
    Crescent Real Estate Equities Co. ....          1,377,600         25,313,400
    Equity Residential Properties Trust ..            150,900          6,441,544
    Vornado Realty Trust .................            745,100         24,215,750
                                                                  --------------
                                                                      55,970,694
                                                                  --------------
RESTAURANTS -- 0.2%
    Darden Restaurants, Inc. .............             19,000            344,375
    McDonald's Corp. .....................            169,900          6,849,094
    Tricon Global Restaurants, Inc. (a) ..             20,100            776,363
    Wendy's International, Inc. ..........             15,700            323,813
                                                                  --------------
                                                                       8,293,645
                                                                  --------------
RETAIL -- 3.6%
    Albertson's, Inc. ....................             53,861          1,737,017
    AutoZone, Inc. (a) ...................             19,700            636,556
    Bed Bath & Beyond, Inc. ..............              8,000            278,000
    Best Buy Co., Inc. (a) ...............             22,000          1,104,125
    Charming Shoppes, Inc. (a) ...........          3,332,400         22,077,150
    Circuit City Stores, Inc. ............             25,200          1,135,575
    Consolidated Stores Corp. ............             13,100            212,875
    Costco Wholesale Corp. (b) ...........             27,700          2,527,625
    CVS Corp. ............................             49,900          1,992,881
    Dayton-Hudson Corp. ..................             56,600          4,156,563
    Dillard's, Inc. ......................            143,100          2,888,831
    Dollar General Corporation ...........             29,000            659,750
    Federated Department Stores,
         Inc. (a) ........................             25,700          1,299,456
    Great Atlantic & Pacific Tea Co., Inc.              5,200            144,950
    Harcourt General, Inc. ...............              8,100            326,025
    Home Depot, Inc. .....................            283,350         19,427,184
    Huttig Building Products, Inc. .......              1,622              8,009
    IKON Office Solutions, Inc. ..........             21,800            148,513
    J.C. Penney Co., Inc. ................             33,800            673,888
    Kmart Corp. (a) ......................          2,422,300         24,374,394
    Kohl's Corp. (a) .....................             20,800          1,501,500
    Kroger Co. (a) .......................            103,500          1,953,563
    Liz Claiborne, Inc. ..................             10,900            410,113
    Longs Drug Stores, Inc. ..............              4,300            110,994
    May Department Stores Co. ............             43,350          1,398,038
    Nordstrom, Inc. ......................             17,400            455,663
    Office Depot, Inc. ...................             36,500            399,219
    Pep Boys - Manny, Moe & Jack .........              6,327             57,734
    Rite Aid Corp. .......................             31,600            353,525
    Safeway, Inc. (a) ....................             64,100          2,279,556
    Sears, Roebuck & Co. .................             48,300          1,470,131
    Sherwin-Williams Co. .................             22,500            472,500
    Staples, Inc. (a) ....................             59,200          1,228,400
    Supervalu, Inc. ......................             15,300            306,000
    Tandy Corp. ..........................             23,800          1,170,663
    The Gap, Inc. ........................            110,100          5,064,600
    The Limited, Inc. ....................            720,240         31,195,395
    TJX Companies, Inc. ..................             42,000            858,375
    Toys  "R"  Us, Inc. (a) ..............            508,100          7,272,181
    Wal-Mart Stores, Inc. (b) ............            558,300         38,592,488
    Walgreen Co. .........................            129,400          3,784,950
    Winn-Dixie Stores, Inc. ..............             19,500            466,781
                                                                  --------------
                                                                     186,611,736
                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B24

                     --------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

COMMON STOCKS                                                          VALUE
(CONTINUED)                                        SHARES            (NOTE 2)
                                               --------------     --------------
RUBBER -- 0.1%
    Cooper Tire & Rubber Co. .............              8,600     $      133,838
    Goodyear Tire & Rubber Co. ...........            181,800          5,124,488
                                                                  --------------
                                                                       5,258,326
                                                                  --------------
TELECOMMUNICATIONS -- 4.2%
    ADC Telecommunications, Inc. (a) .....             15,000          1,088,438
    AFLAC Inc. ...........................             31,000          1,462,813
    Alcatel Alsthom, ADR, (France) (b) ...            513,000         23,085,000
    Alltel Corp. .........................             37,200          3,075,975
    Andrew Corp. (a) .....................             11,600            219,675
    AT&T Corp. ...........................            401,672         20,384,854
    Bell Atlantic Corp. ..................            195,200         12,017,000
    BellSouth Corp. ......................            238,000         11,141,375
    CenturyTel, Inc. .....................             11,700            554,288
    General Instrument Corp. .............             21,800          1,853,000
    Global Crossing Ltd. .................             89,460          4,473,000
    GTE Corp. ............................            121,800          8,594,513
    Lucent Technologies, Inc. ............            387,430         28,984,607
    MCI WorldCom, Inc. ...................            351,855         18,670,306
    Nextel Communications, Inc. ..........
         (Class "A" Stock) (a)(b) ........             42,400          4,372,500
    Nortel Networks Corp. (b) ............            168,200         16,988,200
    Qualcomm, Inc. (b) ...................             79,600         14,029,500
    SBC Communications, Inc. .............            430,550         20,989,313
    Scientific-Atlanta, Inc. .............              8,200            456,125
    Sprint Corp. .........................            111,900          7,532,269
    Sprint Corp. (PCS Group) (b) .........             54,350          5,570,875
    Tellabs, Inc. (a) ....................             50,000          3,209,375
    US West, Inc. ........................             65,641          4,726,152
                                                                  --------------
                                                                     213,479,153
                                                                  --------------
TEXTILES
    National Service Industries, Inc. ....              4,900            144,550
    Russell Corp. ........................              5,900             98,825
    Springs Industries, Inc. .............              3,300            131,794
    VF Corp. .............................             16,700            501,000
                                                                  --------------
                                                                         876,169
                                                                  --------------
TOBACCO -- 0.2%
    R.J. Reynolds Tobacco Holdings,
         Inc. ............................            395,333          6,967,744
    UST, Inc. ............................             24,100            607,019
                                                                  --------------
                                                                       7,574,763
                                                                  --------------
TOYS
    Hasbro, Inc. .........................             27,500            524,219
    Mattel, Inc. .........................             44,300            581,438
                                                                  --------------
                                                                       1,105,657
                                                                  --------------
TRUCKING/SHIPPING -- 0.1%
    Federal Express Corp. (a)(b) .........             36,100          1,477,844
    Ryder System, Inc. ...................              9,400            229,713
    Yellow Corp. (a) .....................            178,700          3,004,394
                                                                  --------------
                                                                       4,711,951
                                                                  --------------
UTILITY-ELECTRIC -- 0.5%
    Ameren Corp. (b) .....................             18,400            602,600
    American Electric Power Co., Inc. (b)              24,000            771,000
    Carolina Power & Light Co. ...........             18,400            560,050
    Central & South West Corp. (b) .......             28,300            566,000
    Cinergy Corp. ........................             20,700            499,388
    CMS Energy Corp. .....................             11,000            343,063
    Consolidated Edison, Inc. ............             28,900            997,050
    Constellation Energy Group ...........             18,800            545,200
    Dominion Resources, Inc. (b) .........             25,000            981,250
    DTE Energy Co. .......................             19,900            624,363
    Duke Energy Corp. ....................             46,000          2,305,750
    Edison International .................             42,800          1,120,825
    Entergy Corp. ........................             31,100            800,825
    FirstEnergy Corp. (a) ................             29,000            657,938
    Florida Progress Corp. ...............              7,000            296,188
    FPL Group, Inc. ......................             22,100            946,156
    GPU, Inc. ............................             16,900            505,944
    New Century Energies, Inc. ...........             15,000            455,625
    Niagara Mohawk Holdings Inc. (a) .....             24,300            338,681
    Northern States Power Co. ............             19,900            388,050
    Pacific Gas & Electric, Co. ..........             48,600            996,300
    PECO Energy Co. ......................             24,700            858,325
    Pinnacle West Capital Corp. ..........              3,000             91,688
    PP&L Resources, Inc. .................             20,900            478,088
    Public Service Enterprise Group,
         Inc. ............................             27,100            943,419
    Reliant Energy, Inc. .................             37,400            855,525
    Southern Co. (b) .....................             87,000          2,044,500
    Texas Utilities Co. ..................             37,100          1,319,369
    Unicom Corp. .........................             28,500            954,750
                                                                  --------------
                                                                      22,847,910
                                                                  --------------
WASTE MANAGEMENT
    Allied Waste Industries, Inc. ........             10,000             88,125
    Waste Management, Inc. ...............             77,635          1,334,352
                                                                  --------------
                                                                       1,422,477
                                                                  --------------
TOTAL COMMON STOCKS
    (cost $2,303,776,139) ................                         2,779,698,869
                                                                  --------------

PREFERRED STOCKS -- 1.0%

FINANCIAL SERVICES -- 0.5%
    BCH Eurocapital Limited ..............          1,000,000         25,250,000
                                                                  --------------
TELECOMMUNICATIONS -- 0.5%
    Telecomunicacoes Brasileiras S.A.,
         ADR (b) .........................            201,800         25,931,300
                                                                  --------------
TOTAL PREFERRED STOCKS
    (cost $45,526,299) ...................                            51,181,300
                                                                  --------------

WARRANTS                                           UNITS
                                               --------------
    Mexico Debenture
         (cost $0) .......................             31,074                  3
                                                                  --------------

                                   MOODY'S          PRINCIPAL
LONG-TERM                          RATING            AMOUNT
BONDS -- 34.1%                   (UNAUDITED)          (000)
                                 -----------        ---------
AEROSPACE
    Lockheed Martin Corp.,
         6.85%, 05/15/01 ...........    A3        $       400            397,248
    Rockwell International Corp.,
         5.20%, 01/15/98 ...........    A1              2,000          1,277,240
                                                                  --------------
                                                                       1,674,488
                                                                  --------------
AIRLINES -- 2.0%
    Continental Airlines, Inc.,
         8.00%, 12/15/05 ...........    Ba2             9,970          9,119,160
         7.461%, 04/01/15 ..........    Aa3             8,423          8,111,002
    Delta Airlines, Inc.,
         7.90%, 12/15/09 ...........   Baa3            38,800         37,779,948
         8.30%, 12/15/29 ...........   Baa3             4,000          3,849,320

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B25

                     --------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

                                      MOODY'S        PRINCIPAL
LONG-TERM                             RATING          AMOUNT           VALUE
BONDS (CONTINUED)                   (UNAUDITED)        (000)         (NOTE 2)
                                    -----------   --------------  --------------
AIRLINES (CONT'D)
    United Airlines, Inc.,
         10.67%, 05/01/04 ..........   Baa3         $    19,500   $   21,355,035
         11.21%, 05/01/14 ..........   Baa3              17,500       21,229,425
                                                                  --------------
                                                                     101,443,890
                                                                  --------------
ASSET-BACKED SECURITIES -- 0.4%
    California Infrastructure,
         6.17%, 03/25/03 ...........    Aaa               4,000        3,979,680
    Chase Manhattan Credit
         Master Trust, Series 1996-3,
         7.04%, 02/15/05 ...........    Aaa              11,000       11,023,980
    Standard Credit Card Master
         Trust, 5.95%, 10/07/04 ....    Aaa               4,500        4,338,270
                                                                  --------------
                                                                      19,341,930
                                                                  --------------
AUTOMOTIVE PARTS
    United Rentals, Inc.
         8.80%, 08/15/08 ...........    B1                1,785        1,664,513
                                                                  --------------
AUTO - CARS & TRUCKS -- 1.4%
    Ford Motor Co.,
         6.38%, 02/01/29 (b) .......    A1               17,500       14,692,300
         7.45%, 07/16/31 (b) .......    A1                3,500        3,367,140
    Lear Corp.,
         7.96%, 05/15/05 ...........    Ba1              11,740       11,387,800
    Navistar International Corp.,
         7.00%, 02/01/03 ...........    Ba1              11,500       11,011,250
    TRW, Inc.,
         6.45%, 06/15/01 ...........   Baa1              32,800       32,410,500
                                                                  --------------
                                                                      72,868,990
                                                                  --------------
BANKS & SAVINGS LOANS -- 1.3%
    Bank of Nova Scotia,
         (Canada),
         6.50%, 07/15/07 ...........    A1                5,400        5,312,250
    Bayerische Landesbank
         Girozentrale, (Germany),
         5.88%, 12/01/08 ...........    Aaa               9,700        8,698,572
    Central Hispano Leasing,
         6.71%, 04/28/05 ...........    A3                5,000        4,999,500
    Hypovereinsbank
         8.74%, 06/30/31 (b) .......    Aa3               2,100        2,097,270
    Key Bank NA,
         5.80%, 04/01/04 ...........    Aa3              20,000       18,934,400
    Keycorp Capital, Inc.,
         7.75%, 07/15/29 (b) .......    A1                4,400        4,092,000
    National Australia Bank,
         6.40%, 12/10/07 ...........    A1                8,700        8,671,290
         6.60%, 12/10/07 ...........    A1                5,000        4,688,150
    Sanwa Finance Aruba
         8.35%, 07/15/09 ...........    A3                7,120        7,174,112
    Sovereign Bancorp,
         10.50%, 11/15/06 ..........    Ba3               4,675        4,768,500
         10.25%, 05/15/04 ..........    Ba3               2,670        2,691,093
                                                                  --------------
                                                                      72,127,137
                                                                  --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.1%
    British Sky Broadcasting,
         Inc., 6.88%, 02/23/09 .....   Baa2              12,500       10,981,250
    Cable & Wire
         Communications PLC
         (United Kingdom),
         6.75%, 12/01/08 ...........   Baa1               3,050        3,001,993
    Cox Communications, Inc.
         6.94%, 10/01/01 ...........   Baa2               4,000        3,982,960
         7.88%, 08/15/09 (b) .......   Baa2               3,700        3,750,690
    CSC Holdings, Inc.,
         7.25%, 07/15/08 ...........    Ba2               5,500        5,186,280
         7.88%, 12/15/07 ...........    Ba2               3,025        2,969,582
    Rogers Cablesystems, Inc.,
         (Canada),
         10.00%, 03/15/05 ..........    Ba3               2,000        2,140,000
    Tele-Communications, Inc.,
         6.34%, 02/01/02 ...........    Ba1               8,500        8,417,890
         9.88%, 06/15/22 ...........   Baa3              12,878       15,716,826
                                                                  --------------
                                                                      56,147,471
                                                                  --------------
CHEMICALS -- 0.2%
    Lyondell Chemical,
         9.63%, 05/01/07 ...........    Ba3               3,625        3,706,563
    Monsanto Corp.
         6.85%, 12/01/28 ...........    A2                  500          440,785
    Rohm & Haas Co,
         6.95%, 07/15/04 ...........    A3                4,400        4,343,988
                                                                  --------------
                                                                       8,491,336
                                                                  --------------
COMPUTERS -- 0.2%
    International Business
         Machine Corp.,
         5.63%, 04/12/04 ...........    A1                3,500        3,306,730
    Unisys Corp.,
         12.00%, 04/15/03 ..........    Ba1               6,615        7,044,975
                                                                  --------------
                                                                      10,351,705
                                                                  --------------
CONSULTING
    Comdisco, Inc.,
         6.375%, 11/30/01 ..........   Baa1               2,700        2,647,701
                                                                  --------------
CONTAINERS -- 0.5%
    Owens-Illinois,
         Inc., 7.15%, 05/15/05 .....    Ba1              26,250       24,270,488
                                                                  --------------
DIVERSIFIED OPERATIONS -- 0.8%
    Corning, Inc.,
         6.85%, 03/01/29 ...........    A3                5,000        4,356,550
    Cox Enterprises, Inc.,
         6.625%, 06/14/02 ..........   Baa1               5,200        5,124,756
    Seagram (J.) & Sons,
         5.79%, 04/15/01 ...........   Baa3              20,000       19,564,000
    Tyco International Group, Ltd.,
         6.125%, 06/15/01 ..........   Baa1               5,000        4,915,400
         6.875%, 01/15/29 ..........   Baa1               3,400        2,889,558
         7.00%, 06/15/28 ...........   Baa1               2,100        1,817,256
                                                                  --------------
                                                                      38,667,520
                                                                  --------------
DRUGS & MEDICAL SUPPLIES -- 0.2%
    Mallinckrodt, Inc.,
         6.30%, 03/15/11 ...........   Baa2               8,000        7,820,000
    Tenet Healthcare Corp.,
         7.875%, 01/15/03 ..........    BA1               3,805        3,690,850
                                                                  --------------
                                                                      11,510,850
                                                                  --------------
FINANCIAL SERVICES -- 6.9%
    AT&T Cap Corp.,
         6.60%, 05/15/05 ...........    A1               16,000       15,386,880
    Barclays Bank PLC, (United
         Kingdom)
         7.40%, 12/15/09 ...........    Aa3                 600          589,620
    Bear Stearns & Co.,
         7.625%, 12/07/09 ..........    A2                1,035        1,016,287
    Calair Capital Corp.,
         8.125%, 04/01/08 ..........    Ba2               6,000        5,280,000

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B26

                     --------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

                                      MOODY'S        PRINCIPAL
LONG-TERM                             RATING          AMOUNT          VALUE
BONDS (CONTINUED)                   (UNAUDITED)        (000)         (NOTE 2)
                                    -----------      ---------    --------------
FINANCIAL SERVICES (CONT'D.)
    Capital One Bank,
         6.76%, 07/23/02 ...........   Baa2          $    7,500      $ 7,323,600
    Capital One Financial Corp.,
         7.25%, 05/01/06 ...........    Ba1               6,800        6,426,000
    Citibank Credit Card Master
         Trust, 6.10%, 05/15/08 ....    Ba2              44,000       41,424,240
    Conseco, Inc.,
         8.70%, 11/15/26 ...........    Ba2               7,000        6,248,060
         8.796%, 04/01/27 ..........    Ba2               3,000        2,723,070
    Donaldson Lufkin & Jenrette,
         5.74%, 05/01/01 ...........    A3               10,000        9,871,600
    Dresdner Funding Trust,
         8.151%, 06/30/31 ..........    Aa2              20,800       19,830,720
    Enterprise Rent-A-Car USA
         Finance Co.,
         6.35%, 01/15/01 ...........   Baa3              21,000       20,785,800
         6.95%, 03/01/04 ...........   Baa2               7,500        7,281,750
    Ford Motor Credit Corp.
         6.70%, 07/16/04 (b) .......    A1               10,000        9,787,500
         7.375%, 10/28/09 ..........    A1                2,500        2,475,000
    General Motors Acceptance
         Corp., 5.95%, 03/14/03 ....    A2               21,500       20,702,350
    Goldman Sachs Group, Inc.,
         5.56%, 01/11/01 ...........    A1                4,200        4,150,272
    Heller Financial, Inc.,
         6.00%, 03/19/04 ...........    A3                4,900        4,652,697
    HVB Funding Trust,
         9.00%, 10/22/31 ...........    00                1,400        1,435,700
    International Lease Finance
         Corp., 6.00%, 05/15/02 ....    A1               43,100       42,121,630
    Lehman Brothers Holdings, Inc.,
         6.625%, 04/01/04 ..........   Baa1              21,910       21,209,756
         6.625%, 02/05/06 ..........   Baa1               7,710        7,284,100
         6.375%, 03/15/01 ..........   Baa1               4,300        4,263,665
    MBNA Corp.,
         5.90%, 08/15/11 ...........    Aaa              29,800       27,013,163
    MCN Investment Corp.,
         6.30%, 04/02/11 ...........   Baa2               8,250        8,102,325
    Morgan Stanley Dean Witter
         & Co., 7.125%, 01/15/03 (b)    A1               14,540       14,528,513
    Osprey Trust,
         8.31%, 01/15/03 ...........   Baa3              20,000       19,895,000
    RBF Finance Co.,
         11.375%, 03/15/09 .........    Ba3               2,365        2,542,375
    Salomon Smith Barney, Inc.,
         7.25%, 05/01/01 ...........   Baa1               2,160        2,166,847
         6.75%, 08/15/03 ...........   Baa1               5,000        4,918,350
    Textron Financial Corp.,
         6.05%, 03/16/09 ...........    Aaa               6,302        6,265,300
    Washington Mutual, Inc.
         7.50%, 08/15/06 ...........    A3                7,000        6,924,750
                                                                  --------------
                                                                     354,626,920
                                                                  --------------
FOOD & BEVERAGE -- 0.3%
    Archer-Daniels Midland Co.,
         6.625%, 05/01/29 ..........    Aa3               8,900        7,571,497
    Coca-Cola Bottling Co.,
         6.375%, 05/01/09 ..........   Baa2               3,500        3,152,800
    Coca-Cola Enterprises, Inc.,
         7.125%, 09/30/09 (b) ......    A2                1,650        1,618,650
                                                                  --------------
                                                                      12,342,947
                                                                  --------------
FOREST PRODUCTS -- 0.7%
    Fort James Corp.,
         6.234%, 03/15/11 ..........   Baa3              11,000       10,886,040
    Georgia-Pacific Corp.,
         7.75%, 11/15/29 (b) .......   Baa2               1,200        1,143,528
    Scotia Pacific Co.,
         7.71%, 01/20/14 ...........   Baa2              29,500       22,125,000
                                                                  --------------
                                                                      34,154,568
                                                                  --------------
HOSPITAL MANAGEMENT -- 0.1%
    Columbia/HCA Healthcare
         Corp., 6.91%, 06/15/05 ....   Baa2               4,990        4,565,850
                                                                  --------------
INDUSTRIAL -- 0.2%
    Allied Waste Industries, Inc.,
         7.625%, 01/01/06 ..........    Ba2               4,700        4,230,000
    Cendant Corp.,
         7.75%, 12/01/03 ...........   Baa1               2,000        1,995,200
    Compania Sud Americana
         de Vapores, S.A., (Chile),
         7.375%, 12/08/03 ..........    Baa               3,650        3,476,880
                                                                  --------------
                                                                       9,702,080
                                                                  --------------
INSURANCE -- 0.1%
    Conseco, Inc.,
         8.50%, 10/15/02 ...........    Ba1               1,500        1,519,200
    Royal & Sun Alliance
         Insurance Group PLC,
         8.95%, 10/15/29 ...........    A1                3,500        3,575,600
                                                                  --------------
                                                                       5,094,800
                                                                  --------------
LEISURE & TOURISM -- 0.3%
    Harrahs Operating Co., Inc.
         7.875%, 12/15/05 ..........    Ba2                 600          585,000
    ITT Corp.,
         6.75%, 11/15/03 ...........   Baa2              14,000       13,023,220
    Marriott International,
         7.875%, 09/15/09 ..........   Baa1                 475          467,524
    Park Place Entertainment,
         7.875%, 12/15/05 ..........    Ba2               5,030        4,803,650
                                                                  --------------
                                                                      18,879,394
                                                                  --------------
MEDIA -- 0.5%
    Liberty Media Group,
         7.875%, 07/15/09 ..........   Baa3               2,400        2,390,640
         8.50%, 07/15/29 ...........   Baa3               4,200        4,347,000
    Paramount Communications,
         Inc., 7.50%, 01/15/02 .....    Ba2               9,100        9,119,747
    United News & Media PLC,
         7.25%, 07/01/04 ...........   Baa2               3,180        3,054,072
    World Color Press, Inc.
         7.75%, 02/15/09 ...........    B1                4,960        4,736,800
         8.375%, 11/15/08 ..........    B1                1,500        1,466,250
                                                                  --------------
                                                                      25,114,509
                                                                  --------------
OIL & GAS -- 0.6%
    Atlantic Richfield Co.,
         5.55%, 04/15/03 ...........    A2               22,500       21,570,300
    Amerada Hess Corp,
         7.375%, 10/01/09 ..........   Baa1                 900          878,319
         7.875%, 10/01/29 ..........   Baa1               2,500        2,438,250
    B.J. Services Co.,
         7.00%, 02/01/06 ...........    Ba1               4,000        3,785,360
    Eott Energy Partnership
         11.00%, 10/01/09 ..........    Ba2               3,935        4,092,400
                                                                  --------------
                                                                      32,764,629
                                                                  --------------
OIL & GAS SERVICES -- 0.5%
    KN Energy, Inc.,
         6.30%, 03/01/21 ...........   Baa2              20,000       19,792,000

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B27

                     --------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

                                      MOODY'S        PRINCIPAL
LONG-TERM                             RATING          AMOUNT           VALUE
BONDS (CONTINUED)                   (UNAUDITED)        (000)         (NOTE 2)
                                    -----------      ---------    --------------
OIL & GAS SERVICES (CONT'D.)
    Northrop-Grumman Corp.,
         7.875%, 03/01/26 ..........    Ba1          $    5,300   $    4,971,824
    Seagull Energy Co.,
         7.875%, 08/01/03 ..........    Ba1               3,750        3,665,625
                                                                  --------------
                                                                      28,429,449
                                                                  --------------
OIL & GAS EXPLORATION/
PRODUCTION -- 0.1%
    Parker & Parsley, Petroleum
         Co., 8.875%, 04/15/05 .....    Ba2               3,100        3,083,849
    Union Pacific Resources,
         7.95%, 04/15/29 (b) .......   Baa3               3,700        3,591,627
                                                                  --------------
                                                                       6,675,476
                                                                  --------------
RAILROADS -- 0.2%
    Norfolk Southern Corp.,
         6.875%, 05/01/01 ..........   Baa1               7,200        7,181,712
         6.95%, 05/01/02 ...........   Baa1               2,500        2,489,200
    Union Pacific Corp.,
         7.375%, 09/15/09 ..........   Baa3                 550          538,236
                                                                  --------------
                                                                      10,209,148
                                                                  --------------
REAL ESTATE INVESTMENT TRUST -- 2.2%
    Duke Realty L.P.,
         7.30%, 06/30/03 ...........   Baa2               4,350        4,301,715
    EOP Operating, L.P.,
         6.375%, 01/15/02 ..........   Baa1               5,000        4,888,000
         6.50%, 06/15/04 ...........   Baa1               6,000        5,698,200
         6.625%, 02/15/05 ..........    Baa              18,187       17,153,978
         6.63%, 04/13/15 ...........    A3                9,200        8,621,688
         7.10%, 06/23/04 ...........    A3                2,375        2,320,684
    Felcor Suites, L.P.,
         7.375%, 10/01/04 ..........    Ba1              25,000       23,000,000
    Hanson Overseas B.V.,
         7.375%, 01/15/03 ..........    A3               17,400       17,452,026
    HMH Properties, Inc.
         7.875%, 08/01/05 ..........    Ba2               6,560        6,051,600
    HRPT Properties Trust
         7.426%, 07/09/07 ..........   Baa2               2,000        1,988,400
    Simon Debartolo Group, Inc.,
         6.75%, 06/15/05 ...........   Baa1              17,500       16,306,500
                                                                  --------------
                                                                     107,782,791
                                                                  --------------
RETAIL-- 1.2%
    Federated Department Stores,
         Inc., 8.50%, 06/15/03 .....    Ba1              34,890       35,856,104
    Kroger Co.
         6.34%, 06/01/01 ...........   Baa3              10,450       10,332,438
         7.70%, 06/01/29 ...........   Baa3               1,500        1,417,500
         7.25%, 06/01/09 ...........   Baa3               6,000        5,760,000
    Saks Inc.,
         8.25%, 11/15/08 ...........   Baa3               3,000        2,918,700
                                                                  --------------
                                                                      56,284,742
                                                                  --------------
TELECOMMUNICATIONS-- 3.7%
    360 Communication Co.,
         7.125%, 03/01/03 ..........    Ba2              23,776       23,644,756
         7.60%, 04/01/09 ...........    Ba1              12,885       12,891,958
    Airtouch Communications,
         Inc., 7.00%, 10/01/03 .....   Baa2              16,800       16,784,040
    AT&T Canada, Inc., (Canada),
         7.65%, 09/15/06 ...........   Baa3               2,400        2,388,024
    Electric Lightwave, Inc.,
         6.05%, 05/15/04 ...........    A2                5,300        5,002,352
    Global Crossing Holdings,
         Ltd., 9.125%, 11/15/06 ....    Ba2               9,035        8,933,356
    Lucent Technologies, Inc.,
         6.45%, 03/15/29 ...........    A2               17,500       15,233,575
    Qwest Communications
         International Inc.,
         7.50%, 11/01/08 ...........    Ba1              31,200       30,498,000
    Rogers Cantel, Inc.,
         9.375%, 06/01/08 ..........    Ba3               4,830        5,023,200
    Sprint Corp.,
         6.875%, 11/15/28 (b) ......   Baa1              13,000       11,553,230
    Telecom De Puerto Rico,
         6.15%, 05/15/02 ...........   Baa2              10,500       10,181,325
         6.65%, 05/15/06 ...........   Baa2              10,700       10,152,053
         6.80%, 05/15/09 ...........   Baa2               9,000        8,207,370
    US West, Inc.,
         6.875%, 08/15/01 ..........   Baa1              10,000        9,958,000
    Williams Communications
         Group, Inc.
         10.70%, 10/01/07 ..........    B2                4,100        4,305,000
         10.875%, 10/01/09 .........    B2                1,400        1,464,750
    Worldcom, Inc.,
         6.95%, 08/15/28 (b) .......   Baa2              17,700       16,070,892
                                                                  --------------
                                                                     192,291,881
                                                                  --------------
UTILITIES -- 1.5%
    AES Corp.
         9.50%, 06/01/09 ...........    Ba1              10,000       10,200,000
    Calenergy Co. Inc.,
         6.96%, 09/15/03 ...........    Ba1              15,000       14,661,000
    Calpine Corp.,
         10.50%, 05/15/06 ..........    Ba1               8,330        8,746,500
    CMS Energy Corp.,
         8.00%, 07/01/11 ...........    Ba3               7,200        7,132,320
    Cogentrix Energy, Inc.,
         8.10%, 03/15/04 ...........    Ba1               5,775        5,542,499
    Edison Mission Energy,
         7.73%, 06/15/09 ...........    A3                5,000        4,979,850
    El Paso Energy,
         6.625%, 07/15/01 ..........   Baa2               6,000        5,952,420
    Hydro-Quebec,
         7.50%, 04/01/16 ...........    A2                2,075        2,029,578
    PSEG Energy Holdings, Inc.,
         10.00%, 10/01/09 ..........    Ba1               4,590        4,532,625
    Sonat, Inc.
         7.625%, 07/15/11 ..........   Baa1               7,800        7,651,410
    Utilicorp United, Inc.,
         7.00%, 07/15/04 ...........   Baa3               5,000        4,828,700
                                                                  --------------
                                                                      76,256,902
                                                                  --------------
WASTE MANAGEMENT-- 0.3%
    USA Waste Service,
         6.125%, 07/15/01 ..........   Baa3              15,695       14,937,716
                                                                  --------------
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- 5.0%
    Federal National Mortgage
         Association, Zero Coupon,
         10/09/19(b) ...............                     11,800        2,907,638
    United States Treasury Note,
         5.875%, 11/15/04(b) .......                      4,980        4,882,741
         6.00%, 08/15/09(b) ........                      2,555        2,475,156
         6.75%, 08/15/26(b) ........                     70,200       70,529,238
         6.375%, 08/15/27(b) .......                     61,400       58,972,858
    United States Treasury Bond,
         7.50%, 11/15/24(b) ........                     38,800       42,358,736
         8.125%, 08/15/21(b) .......                     45,000       51,609,150
         5.25%, 02/15/29(b) ........                     18,320       15,148,258
         6.125%, 08/15/29(b) .......                      5,000        4,766,400
                                                                  --------------
                                                                     253,650,175
                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B28

                     --------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

                                      MOODY'S        PRINCIPAL
LONG-TERM                             RATING          AMOUNT           VALUE
BONDS (CONTINUED)                   (UNAUDITED)        (000)         (NOTE 2)
                                    -----------      ---------    --------------
FOREIGN GOVERNMENT BONDS-- 1.6%
    Junta De Andaluci, (Spain),
         7.25%, 10/01/29 ...........    Aa3          $      840   $      800,688
    Province of Saskatchewan,
         (Canada),
         9.125%, 02/15/21 ..........    A2                2,300        2,650,152
    Quebec Province, (Canada),
         7.50%, 09/15/29 (b) .......    A2                3,700        3,639,320
         7.50%, 07/15/23 (b) .......    A1                7,500        7,312,875
    Republic of Argentina
         Zero Coupon, 10/15/01 .....    BBB               7,625        6,385,938
    Republic of Columbia,
         9.75%, 04/23/09 (b) .......   Baa3               4,500        4,173,750
    Republic of Mexico,
         6.836%, 12/31/19 ..........    Ba2               9,750        9,152,810
         6.932%, 12/31/19 ..........    Ba2               3,550        3,332,563
         6.942%, 12/31/19 ..........    Ba2               6,900        6,477,375
    Republic of Panama,
         4.25%, 07/17/14 ...........    Ba1              10,600        8,321,000
    Republic of Philippines,
         8.875%, 04/15/08 ..........    Ba1               5,400        5,265,000
    Republic of Poland,
         4.00%, 10/27/24 ...........   Baa3              11,300        7,458,000
    United Mexican States,
         10.375%, 02/17/09 .........    Ba1              15,500       16,430,000
                                                                  --------------
                                                                      81,399,471
                                                                  --------------
TOTAL LONG-TERM BONDS
    (cost $1,820,813,183) .....................................    1,746,371,467
                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $4,170,115,621) .....................................    4,577,251,639
                                                                  --------------

SHORT-TERM INVESTMENTS -- 20.6%

CERTIFICATE OF DEPOSIT -- 1.0%
    Bank of Montreal
         5.96%, 1/14/00 (c)(d) .....    P1               50,000       50,000,000
                                                                  --------------
CERTIFICATE OF DEPOSIT-YANKEE -- 1.0%
    Svenska Handels Bank
         6.07%, 1/14/00 (c)(d) .....    P1               50,000       50,000,000
                                                                  --------------
COMMERCIAL PAPER -- 11.2%
    Baker Hughes,
         4.75%, 01/03/00 ...........    P1                1,000          999,736
    Barton Capital Corp,
         6.00%, 01/11/00 (c)(d) ....    P1               12,391       12,374,479
         6.06%, 02/02/00 ...........    P1                7,138        7,099,550
         6.10%, 02/03/00 ...........    P1                3,700        3,679,311
         6.20%, 01/20/00 ...........    P1               30,000       29,901,833
         6.56%, 02/11/00 (c)(d) ....    P1                4,000        3,971,573
         6.75%, 02/01/00 (c)(d) ....    P1                6,275        6,240,880
    Baus Funding LLC,
         6.20%, 01/25/00 ...........    P1               10,000        9,958,668
         6.20%, 01/31/00 ...........    P1               15,000       14,922,500
    Bayerische Landesbank,
         5.98%, 02/23/00 ...........    P3                1,000          991,196
    BCI Funding Corp,
         6.33%, 01/11/00 ...........    P1                1,500        1,497,363
    Bell Atlantic Financial
         Services,
         5.20%, 01/07/00 ...........    P3                1,012        1,011,123
    Central & Southwest Corp.,
         7.20%, 01/21/00 (c)(d) ....    P1               25,000       24,910,000
    Clipper Receivables Corp.,
         6.12%, 01/24/00 ...........    P1               37,446       37,299,586
    Coastal Corp.,
         6.50%, 01/14/00 (c)(d) ....    P1               35,000       34,930,485
    Coca Cola Enterprises,
         5.25%, 01/03/00 ...........    P1                1,000          999,709
    Comdisco, Inc.,
         6.45%, 01/31/00 (c)(d) ....    P1               25,000       24,874,580
    Cox Enterprises, Inc.,
         6.57%, 01/19/00 (c)(d) ....    P1               10,495       10,464,355
         6.85%, 01/21/00 (c)(d) ....    P1               26,000       25,910,950
    Cregem North America,
         5.97%, 03/01/00 ...........    P1                  949          939,557
    CXC, Inc.,
         6.00%, 01/21/00 ...........    P1                1,700        1,694,333
    Deutche Bank Financial, Inc.,
         6.10%, 02/02/00 ...........    P1                  800          795,662
    Duke Energy Corp.,
         5.00%, 01/03/00 ...........    P1                  950          949,736
    Enterprise Funding Corp.,
         6.38%, 01/14/00 ...........    P1                2,032        2,027,318
    Falcon Asset Securitization,
         6.24%, 01/21/00 ...........    P1                6,850        6,826,253
    Ford Motor Credit Co.,
         6.00%, 01/21/00 ...........    P1                1,153        1,149,157
    General Electric Capital
         Corp.,
         6.33%, 01/26/00 ...........    P1                  650          647,143
    General Motors Acceptance Corp.,
         5.99%, 02/17/00 ...........    P1                1,000          992,180
    Heller Financial, Inc.,
         6.00%, 01/13/00 (c)(d) ....    P1              125,000       12,479,167
         6.05%, 01/14/00 (c)(d) ....    P1               40,000       39,926,056
    Kerr Mcgee Credit,
         6.50%, 01/13/00 (c)(d) ....    P1               40,000       39,927,778
         6.45%, 01/14/00 (c)(d) ....    P1                9,300        9,281,671
    Keyspan Corp.,
         6.50%, 01/12/00 (c)(d) ....    P1               49,000       48,920,375
    Merrill Lynch & Co. Inc.,
         6.12%, 01/18/00 ...........    P1                1,388        1,383,989
    Novartis Finance Corp.,
         5.50%, 01/05/00 ...........    P1                1,000          999,389
    Old Line Funding Corp.,
         6.30%, 01/19/00 ...........    P1                2,269        2,261,853
         6.33%, 01/12/00 ...........    P1                8,500        8,483,560
    PHH Corp.,
         6.95%, 01/27/00 (c)(d) ....    P1               25,000       24,884,167
    Sonoco Products,
         6.05%, 02/03/00 ...........    P1                  700          696,118
    Thunder Bay Funding, Inc.,
         6.06%, 02/04/00 ...........    P1               13,680       13,601,705
         6.20%, 01/19/00 ...........    P1               14,827       14,781,036
    Triple-A One Plus Funding,
         6.20%, 01/20/00 ...........    P1                6,019        5,999,304
         6.27%, 01/14/00 ...........    P1               46,000       45,895,849

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B29

                     --------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
                     --------------------------------------

DECEMBER 31, 1999

                                   MOODY'S        PRINCIPAL
SHORT-TERM                         RATING          AMOUNT             VALUE
INVESTMENTS (CONT'D)             (UNAUDITED)        (000)            (NOTE 2)
                                 -----------      ---------       --------------
COMMERCIAL PAPER (CONT'D.)
    Variable Funding Corp.,
         6.25%, 01/20/00 (c)(d) ....    P1        $      20,000   $   19,940,972
    Windmill Funding Corp.,
         6.38%, 01/07/00 (c)(d) ....    P1               17,000       16,987,949
                                                                  --------------
                                                                     574,510,154
                                                                  --------------
EURO-TIME DEPOSIT -- 0.2%
    Chase Manhattan Bank
         5.50%, 01/03/00 (c)(d) ....    P1               10,000       10,000,000
                                                                  --------------
OTHER CORPORATE OBLIGATIONS -- 2.4%
    Banco de Commercio
         Exterior de Columbia, SA,
         M.T.N., (Colombia),
         8.625%, 06/02/00 ..........    P1                5,500        5,445,000
    Carnival Corp.,
         5.65%, 10/15/00 ...........    A2                5,000        4,953,450
    Comdisco, Inc.,
         5.94%, 04/13/00 ...........   Baa1              12,500       12,461,250
         6.32%, 11/27/00 ...........   Baa1              19,000       18,870,800
    Dayton Hudson Corp.,
         5.95%, 06/15/00 ...........    A3                9,000        8,987,310
    Equity Residential Properties
         Trust,
         6.15%, 09/15/00 ...........    A3               25,000       24,795,000
    GTE Corp.,
         9.375%, 12/01/00 ..........   Baa1              11,000       11,264,770
    ICI Wilmington, Inc.,
         9.50%, 11/15/00 ...........   Baa1               6,500        6,625,646
    ITT Corp.,
         6.25%, 11/15/00 ...........   Baa2               5,183        5,082,088
    Niagara Mohawk Power,
         7.00%, 10/01/00 ...........    Ba3              18,902       18,892,994
    Ryder System, Inc.,
         7.51%, 03/24/00 ...........   Baa1               3,000        3,006,510
         8.34%, 01/26/00 ...........   Baa1               5,000        5,006,846
                                                                  --------------
                                                                     125,391,664
                                                                  --------------
TIME DEPOSIT -- 1.3%
    Abbey National Treasury
         9.50%, 01/04/00 (c)(d) ....    NR               50,000       50,000,000
    Banque National
         2.00%, 01/03/00 (c)(d) ....    NR                2,071        2,071,000
    Deutche Bank
         5.00%, 01/03/00 (c)(d) ....    NR               13,000       13,000,000
                                                                  --------------
                                                                      65,071,000
                                                                  --------------
REPURCHASE AGREEMENT -- 3.2%
    Joint Repurchase
         Agreement Account,
         2.875%, 01/03/00
          (Note 5) .......................     $      164,437    $  164,437,000
                                                                 --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
    United States Treasury Bill
         5.19%, 03/16/00 .................                600           593,506
         5.196%, 03/16/00 ................             14,000        13,848,450
                                                                 --------------
                                                                     14,441,956
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $1,049,509,711) ................                        1,053,851,774
                                                                 --------------
TOTAL INVESTMENTS -- 109.9%
    (cost $5,219,625,332; Note 6) ........                        5,631,103,413
                                                                 --------------
VARIATION MARGIN ON OPEN FUTURES
    CONTRACTS(E) .........................                             (598,738)
                                                                 --------------
LIABILITIES IN EXCESS OF OTHER ASSETS --
    (9.9%) ...............................                         (505,240,380)
                                                                 --------------
TOTAL NET ASSETS -- 100% .................                       $5,125,264,295
                                                                 ==============

The following abbreviations are used in portfolio descriptions:

      ADR    American Depository Receipt
      GDR    Global Depository Receipt
      L.P.   Limited Partnership
      M.T.N. Medium Term Note
      PLC    Public Limited Company
      SA     Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
             Corporation)

(a)   Non-Income producing security.

(b) Portion of securities on loan with an aggregate market value of $503,764,431; cash collateral of $526,881,461 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

(d)   Security segregated as collateral for future contracts.

(e)   Open Future Contracts as of December 31, 1999 are as follows:

                                                                       VALUE AT
  NUMBER OF                                EXPIRATION    VALUE AT    DECEMBER 31,  APPRECIATION/
  CONTRACTS              TYPE                 DATE      TRADE DATE       1999      DEPRECIATION
Long Position:
      763        U.S. 5 yr Treasury Note     Mar 00     $1,812,125   $   844,781   $   (967,344)
    1,115        U.S. Treasury Bond          Mar 00      6,695,155     3,073,281     (3,621,874)
      232        S&P 500 Index               Mar 00      1,437,163     4,509,603      3,072,440
                                                                                   ------------
                                                                                   $ (1,516,778)
                                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B30

                             ---------------------
                             STOCK INDEX PORTFOLIO
                             ---------------------

DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 98.6%
                                                                       VALUE
COMMON STOCKS                                      SHARES            (NOTE 2)
                                               --------------     --------------
AEROSPACE -- 1.3%
    Boeing Co. ...........................            360,036     $   14,963,996
    General Dynamics Corp. ...............             74,700          3,940,425
    Goodrich (B.F.) Co. ..................             38,600          1,061,500
    Honeywell International, Inc. ........            295,250         17,032,234
    Lockheed Martin Corp. ................            148,298          3,244,019
    Northrop Grumman Corp. ...............             24,200          1,308,312
    Parker-Hannifin Corp. ................             41,225          2,115,358
    Raytheon Co. (Class "B" Stock) .......            123,018          3,267,666
    United Technologies Corp. ............            177,300         11,524,500
                                                                  --------------
                                                                      58,458,010
                                                                  --------------
AIRLINES -- 0.2%
    AMR Corp. ............................             64,800          4,341,600
    Delta Air Lines, Inc. ................             53,200          2,650,025
    Southwest Airlines Co. ...............            181,725          2,941,673
    US Airways Group, Inc.(a) ............             34,900          1,118,981
                                                                  --------------
                                                                      11,052,279
                                                                  --------------
APPAREL -- 0.1%
    Nike, Inc. (Class "B" Stock) .........            104,300          5,169,369
    Reebok International Ltd. ............             19,000            155,562
                                                                  --------------
                                                                       5,324,931
                                                                  --------------
AUTOS - CARS & TRUCKS -- 1.1%
    Cummins Engine Co., Inc. .............             14,400            695,700
    Dana Corp. ...........................             63,594          1,903,845
    Ford Motor Co. .......................            448,000         23,940,000
    General Motors Corp. .................            242,100         17,597,644
    Genuine Parts Co. ....................             65,925          1,635,764
    Johnson Controls, Inc. ...............             32,000          1,820,000
    Navistar International Corp.(a) ......             23,900          1,132,262
    PACCAR, Inc. .........................             29,160          1,292,152
    TRW, Inc. ............................             46,300          2,404,706
                                                                  --------------
                                                                      52,422,073
                                                                  --------------
BANKS AND SAVINGS & LOANS -- 4.8%
    AmSouth Bancorporation ...............            134,900          2,605,256
    Banc One Corp. .......................            437,445         14,025,580
    Bank of New York Co., Inc. ...........            282,300         11,292,000
    BankAmerica Corp. ....................            646,444         32,443,408
    BB&T Corp. ...........................            114,300          3,128,962
    Chase Manhattan Corp. ................            314,494         24,432,253
    Comerica, Inc. .......................             58,450          2,728,884
    First Union Corp. ....................            362,978         11,910,216
    Firstar Corp. ........................            377,160          7,967,505
    Fleet Boston Financial Corp. .........            339,488         11,818,426
    Golden West Financial Corp. ..........             66,900          2,241,150
    Huntington Bancshares, Inc. ..........             85,250          2,035,344
    KeyCorp ..............................            169,700          3,754,612
    Mellon Financial Corp. ...............            193,800          6,601,312
    Morgan (J.P.) & Co., Inc. ............             65,650          8,312,931
    National City Corp. ..................            242,400          5,741,850
    Northern Trust Corp. .................             82,000          4,346,000
    Old Kent Financial Corp. .............             25,000            884,375
    PNC Bank Corp. .......................            113,300          5,041,850
    Providian Financial Corp. ............             52,550          4,785,334
    Regions Financial Corp. ..............             83,100          2,087,887
    Republic New York Corp. ..............             39,100          2,815,200
    SouthTrust Corp. .....................             59,400          2,246,062
    Summit Bancorp .......................             63,900          1,956,937
    Suntrust Banks, Inc. .................            120,800          8,312,550
    Synovus Financial Corp. ..............             97,500          1,937,812
    U.S. Bancorp .........................            268,926          6,403,800
    Union Planters Corp. .................             53,200          2,098,075
    Wachovia Corp. .......................             74,200          5,045,600
    Wells Fargo & Co. ....................            613,760         24,818,920
                                                                  --------------
                                                                     223,820,091
                                                                  --------------
BUSINESS SERVICES -- 0.2%
    Equifax, Inc. ........................             52,300          1,232,319
    Omnicom Group, Inc. ..................             67,400          6,740,000
                                                                  --------------
                                                                       7,972,319
                                                                  --------------
CHEMICALS -- 1.4%
    Air Products & Chemicals, Inc. .......             85,300          2,862,881
    Dow Chemical Co. .....................             82,300         10,997,337
    Du Pont (E.I.) de Nemours & Co. ......            396,091         26,092,495
    Eastman Chemical Co. .................             27,600          1,316,175
    Engelhard Corp. ......................             49,875            941,391
    FMC Corp.(a) .........................             12,300            704,944
    Grace (W.R.) & Co(a) .................             24,400            338,550
    Great Lakes Chemical Corp. ...........             20,600            786,662
    Hercules, Inc. .......................             37,400          1,042,525
    Monsanto Co. .........................            235,400          8,386,125
    Praxair, Inc. ........................             59,100          2,973,469
    Rohm & Haas Co. ......................             84,100          3,421,819
    Sigma-Aldrich Corp. ..................             38,000          1,142,375
    Union Carbide Corp. ..................             50,600          3,377,550
                                                                  --------------
                                                                      64,384,298
                                                                  --------------
COMMERCIAL SERVICES -- 0.2%
    Cendant Corp.(a) .....................            287,618          7,639,853
    Deluxe Corp. .........................             29,000            795,687
    Quintiles Transnational Corp.(a) .....             25,000            467,187
                                                                  --------------
                                                                       8,902,727
                                                                  --------------
COMPUTERS -- 5.4%
    Apple Computer, Inc.(a) ..............             60,600          6,230,437
    Compaq Computer Corp. ................            629,069         17,024,180
    Dell Computer Corp.(a) ...............            947,200         48,307,200
    Gateway, Inc.(a) .....................            114,800          8,272,775
    Hewlett-Packard Co. ..................            378,000         43,068,375
    International Business Machines
         Corp ............................            676,100         73,018,800
    Networking Appliance, Inc.(a) ........             53,800          4,468,762
    Seagate Technology, Inc.(a) ..........             88,100          4,102,156
    Sun Microsystems, Inc.(a) ............            575,400         44,557,537
                                                                  --------------
                                                                     249,050,222
                                                                  --------------
COMPUTER SERVICES -- 14.2%
    3Com Corp. ...........................            137,900          6,481,300
    Adaptec, Inc.(a) .....................             33,000          1,645,875
    Adobe Systems, Inc. ..................             47,200          3,174,200
    America Online, Inc.(a) ..............            826,600         62,356,637
    Autodesk, Inc. .......................             19,800            668,250
    Automatic Data Processing, Inc. ......            232,900         12,547,487
    BMC Software, Inc.(a) ................             90,300          7,218,356
    Cabletron Systems, Inc.(a) ...........             63,500          1,651,000
    Ceridian Corp.(a) ....................             53,200          1,147,125
    Cisco Systems, Inc.(a) ...............          1,212,800        129,921,200
    Citrix Systems, Inc. .................             29,000          3,567,000
    Computer Associates International,
         Inc .............................            201,543         14,095,414
    Computer Sciences Corp.(a) ...........             59,700          5,649,112
    Compuware Corp.(a) ...................            133,600          4,976,600
    Comverse Technology, Inc.(a) .........             24,800          3,589,800
    Electronic Data Systems Corp. ........            182,400         12,209,400
    EMC Corp.(a) .........................            383,787         41,928,730
    First Data Corp. .....................            160,900          7,934,381

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B31

                        ---------------------------------
                        STOCK INDEX PORTFOLIO (CONTINUED)
                        ---------------------------------

DECEMBER 31, 1999

COMMON STOCKS                                                          VALUE
(CONTINUED)                                        SHARES            (NOTE 2)
                                               --------------     --------------
COMPUTER SERVICES  (CONT'D.)
    Microsoft Corp. ......................          1,917,500     $  223,868,125
    Novell, Inc.(a) ......................            126,100          5,036,119
    Oracle Corp.(a) ......................            535,830         60,046,449
    Parametric Technology Corp.(a) .......             97,000          2,625,062
    Peoplesoft, Inc.(a) ..................             86,000          1,838,250
    Silicon Graphics, Inc.(a) ............             67,800            665,287
    Unisys Corp.(a) ......................            111,000          3,545,062
    Yahoo!, Inc.(a) ......................             96,200         41,624,537
                                                                  --------------
                                                                     660,010,758
                                                                  --------------
CONSTRUCTION -- 0.1%
    Centex Corp. .........................             21,600            533,250
    Fluor Corp. ..........................             28,300          1,298,263
    Foster Wheeler Corp. .................             18,300            162,413
    Pulte Corp. ..........................             14,500            326,250
    Vulcan Materials Co. .................             40,800          1,629,450
                                                                  --------------
                                                                       3,949,626
                                                                  --------------
CONTAINERS -- 0.1%
    Ball Corp. ...........................             10,900            429,187
    Bemis Co., Inc. ......................             18,100            631,237
    Crown Cork & Seal Co., Inc. ..........             44,200            988,975
    Owens-Illinois, Inc.(a) ..............             59,700          1,496,231
    Pactiv Corp.(a) ......................             58,900            625,812
    Sealed Air Corp.(a) ..................             32,910          1,705,149
                                                                  --------------
                                                                       5,876,591
                                                                  --------------
COSMETICS & SOAPS -- 1.9%
    Alberto Culver Co. (Class "B"
         Stock) ..........................             19,100            493,019
    Avon Products, Inc. ..................             96,000          3,168,000
    Colgate-Palmolive Co. ................            218,800         14,222,000
    Gillette Co. .........................            412,600         16,993,962
    International Flavors & Fragrances,
         Inc .............................             39,400          1,487,350
    Procter & Gamble Co. .................            494,904         54,222,919
                                                                  --------------
                                                                      90,587,250
                                                                  --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
    Eastman Kodak Co. ....................            120,900          8,009,625
    Philip Morris Co., Inc. ..............            895,600         20,766,725
                                                                  --------------
                                                                      28,776,350
                                                                  --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.4%
    Avery Dennison Corp. .................             43,900          3,199,212
    Lexmark International Group, Inc.(a)               48,414          4,381,467
    Pitney Bowes, Inc. ...................            100,900          4,874,731
    Xerox Corp. ..........................            245,792          5,576,406
                                                                  --------------
                                                                      18,031,816
                                                                  --------------
DIVERSIFIED OPERATIONS -- 4.1%
    Fortune Brands, Inc. .................             64,300          2,125,919
    General Electric Capital Corp. .......          1,222,200        189,135,450
                                                                  --------------
                                                                     191,261,369
                                                                  --------------
DRUGS AND MEDICAL SUPPLIES -- 8.6%
    Abbott Laboratories ..................            567,500         20,607,344
    Allergan, Inc. .......................             50,600          2,517,350
    ALZA Corp.(a) ........................             35,700          1,236,112
    American Home Products Corp. .........            488,600         19,269,162
    Amgen, Inc.(a) .......................            381,000         22,883,812
    Bard (C.R.), Inc. ....................             19,000          1,007,000
    Bausch & Lomb, Inc. ..................             20,100          1,375,594
    Baxter International, Inc. ...........            109,500          6,877,969
    Becton, Dickinson & Co. ..............             93,100          2,490,425
    Biomet, Inc. .........................             42,100          1,684,000
    Boston Scientific Corp.(a) ...........            151,800          3,320,625
    Bristol-Myers Squibb Co. .............            742,560         47,663,070
    Cardinal Health, Inc. ................            100,450          4,809,044
    Guidant Corp.(a) .....................            113,100          5,315,700
    Johnson & Johnson ....................            511,400         47,624,125
    Lilly (Eli) & Co. ....................            408,500         27,165,250
    Mallinckrodt, Inc. ...................             25,800            820,762
    Medtronic, Inc. ......................            436,000         15,886,750
    Merck & Co., Inc. ....................            876,900         58,807,106
    Pfizer, Inc. .........................          1,444,000         46,839,750
    Pharmacia & Upjohn, Inc. .............            188,825          8,497,125
    Schering-Plough Corp. ................            546,800         23,068,125
    St. Jude Medical, Inc. ...............             30,300            929,831
    Warner-Lambert Co. ...................            318,600         26,105,287
    Watson Pharmaceuticals, Inc.(a) ......             35,000          1,253,437
                                                                  --------------
                                                                     398,054,755
                                                                  --------------
ELECTRONICS -- 4.5%
    Advanced Micro Devices, Inc.(a) ......             54,100          1,565,519
    Analog Devices, Inc.(a) ..............             62,800          5,840,400
    Applied Materials, Inc.(a) ...........            139,800         17,710,912
    Emerson Electric Co.(a) ..............            161,400          9,260,325
    Grainger (W.W.), Inc. ................             33,400          1,596,937
    Intel Corp. ..........................          1,238,700        101,960,494
    KLA-Tencor Corp.(a) ..................             33,700          3,753,337
    LSI Logic Corp.(a) ...................             55,400          3,739,500
    Micron Technology, Inc.(a) ...........             93,600          7,277,400
    Molex, Inc. ..........................             48,000          2,721,000
    National Semiconductor Corp.(a) ......             62,000          2,654,375
    Perkin Elmer, Inc. ...................             18,000            750,375
    Rockwell International Corp. .........             71,900          3,442,212
    Solectron Corp.(a) ...................            101,900          9,693,237
    Tektronix, Inc. ......................             17,500            680,312
    Teradyne, Inc., (United States)(a) ...             61,000          4,026,000
    Texas Instruments, Inc. ..............            294,100         28,490,937
    Thomas & Betts Corp. .................             19,800            631,125
    Xilinx Inc.(a) .......................            110,600          5,028,844
                                                                  --------------
                                                                     210,823,241
                                                                  --------------
FINANCIAL SERVICES -- 5.5%
    American Express Co. .................            167,300         27,813,625
    Associates First Capital Corp. .......            274,266          7,525,173
    Bear Stearns Companies, Inc. .........             44,210          1,889,978
    Block (H.R.), Inc. ...................             36,700          1,605,625
    Capital One Financial Corp. ..........             74,400          3,585,150
    Citigroup, Inc. ......................          1,262,113         70,126,154
    Countrywide Credit Industries, Inc. ..             40,800          1,030,200
    Dun & Bradstreet Corp. ...............             62,360          1,839,620
    Federal Home Loan Mortgage
         Corp ............................            260,400         12,255,075
    Federal National Mortgage
         Association .....................            381,900         23,844,881
    Fifth Third Bancorp ..................            106,600          7,821,775
    Franklin Resource, Inc. ..............             92,400          2,962,575
    Household International, Inc. ........            180,458          6,722,061
    Lehman Brothers Holdings, Inc. .......             43,700          3,700,844
    MBNA Corp. ...........................            296,768          8,086,928
    Merrill Lynch & Co., Inc. ............            139,300         11,631,550
    Morgan Stanley Dean Witter & Co. .....            210,605         30,063,864
    PaineWebber Group, Inc. ..............             54,000          2,095,875
    Paychex, Inc. ........................             91,500          3,660,000
    Price (T. Rowe) Associates, Inc. .....             36,000          1,329,750

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B32

                       ---------------------------------
                       STOCK INDEX PORTFOLIO (CONTINUED)
                       ---------------------------------

DECEMBER 31, 1999

COMMON STOCKS                                                          VALUE
(CONTINUED)                                        SHARES            (NOTE 2)
                                               --------------     --------------
FINANCIAL SERVICES  (CONT'D.)
    Schwab (Charles) Corp. ...............            307,900     $   11,815,663
    SLM Holding Corp. ....................             59,600          2,518,100
    State Street Corp. ...................             58,800          4,296,075
    Washington Mutual, Inc. ..............            220,348          5,729,048
                                                                  --------------
                                                                     253,949,589
                                                                  --------------
FOOD & BEVERAGE -- 3.6%
    Anheuser-Busch Companies, Inc. .......            177,300         12,566,138
    Archer-Daniels-Midland Co. ...........            225,931          2,753,534
    Bestfoods ............................            104,800          5,508,550
    Brown-Forman Corp. (Class "B"
         Stock) ..........................             27,600          1,580,100
    Campbell Soup Co. ....................            164,100          6,348,619
    Coca-Cola Co. ........................            922,200         53,718,150
    Coca Cola Enterprises, Inc. ..........            159,000          3,199,875
    ConAgra, Inc. ........................            179,100          4,040,944
    Coors (Adolph) Co. (Class "B"
         Stock) ..........................             12,800            672,000
    General Mills, Inc. ..................            113,800          4,068,350
    Heinz (H.J.) & Co. ...................            132,350          5,269,184
    Hershey Foods Corp. ..................             54,100          2,569,750
    Kellogg Co. ..........................            148,900          4,587,981
    Nabisco Group Holdings Corp. .........            119,900          1,273,938
    PepsiCo, Inc. ........................            549,000         19,352,250
    Quaker Oats Co. ......................             51,100          3,353,438
    Ralston-Ralston Purina Group .........            123,620          3,445,908
    Sara Lee Corp. .......................            337,400          7,443,888
    Seagram Co., Ltd. ....................            158,000          7,100,125
    Sysco Corp. ..........................            121,500          4,806,844
    Unilever N.V., ADR, (United
         Kingdom) ........................            213,032         11,596,930
    Wrigley (William) Jr. Co. ............             42,600          3,533,138
                                                                  --------------
                                                                     168,789,634
                                                                  --------------
FOREST PRODUCTS -- 0.7%
    Boise Cascade Corp. ..................             19,886            805,383
    Champion International Corp. .........             35,000          2,167,812
    Fort James Corp. .....................             81,000          2,217,375
    Georgia-Pacific Corp. ................             66,800          3,390,100
    International Paper Co. ..............            155,212          8,759,777
    Louisiana-Pacific Corp. ..............             38,900            554,325
    Mead Corp. ...........................             37,400          1,624,562
    Potlatch Corp. .......................             10,000            446,250
    Temple-Inland, Inc. ..................             20,000          1,318,750
    Westvaco Corp. .......................             35,700          1,164,712
    Weyerhaeuser Co. .....................             87,100          6,254,869
    Willamette Industries, Inc. ..........             44,200          2,052,537
                                                                  --------------
                                                                      30,756,452
                                                                  --------------
GAS PIPELINES -- 0.2%
    Columbia Energy Group ................             30,250          1,913,312
    Consolidated Natural Gas Co. .........             37,000          2,402,687
    Peoples Energy Corp. .................             11,400            381,900
    Sempra Energy ........................             89,104          1,548,182
    Williams Companies, Inc. .............            162,300          4,960,294
                                                                  --------------
                                                                      11,206,375
                                                                  --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.4%
    Columbia/HCA Healthcare Corp. ........            229,298          6,721,298
    HEALTHSOUTH Corp.(a) .................            154,500            830,437
    Humana, Inc.(a) ......................             58,100            475,694
    IMS Health, Inc. .....................            119,120          3,238,575
    Manor Care, Inc.(a) ..................             40,850            653,600
    McKesson HBOC Inc. ...................            101,107          2,281,227
    Service Corp. International ..........            101,500            704,156
    Shared Medical Systems Corp. .........              9,000            458,437
    Tenet Healthcare Corp.(a) ............            111,100          2,610,850
    Wellpoint Health Networks Inc.(a) ....             25,100          1,655,031
                                                                  --------------
                                                                      19,629,305
                                                                  --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.4%
    Clorox Co. ...........................             89,600          4,513,600
    Kimberly-Clark Corp. .................            200,788         13,101,417
    Leggett & Platt, Inc. ................             64,000          1,372,000
                                                                  --------------
                                                                      18,987,017
                                                                  --------------
HOUSING RELATED -- 0.5%
    Armstrong World Industries, Inc. .....             14,700            490,613
    Fleetwood Enterprises, Inc.(a) .......             12,600            259,875
    Huttig Building Products, Inc.(a) ....              5,694             28,114
    Kaufman & Broad Home Corp. ...........             16,166            391,015
    Lowe's Companies, Inc. ...............            143,000          8,544,250
    Masco Corp. ..........................            161,200          4,090,450
    Maytag Corp. .........................             32,700          1,569,600
    Newell Rubbermaid Inc. ...............            107,049          3,104,421
    Owens Corning ........................             21,100            407,494
    Stanley Works ........................             32,300            973,038
    Tupperware Corp. .....................             22,300            377,706
    Whirlpool Corp. ......................             27,300          1,776,206
                                                                  --------------
                                                                      22,012,782
                                                                  --------------
INSTRUMENT-CONTROLS -- 0.1%
    PE Corp-PE Biosystems Group ..........             38,200          4,595,937
                                                                  --------------
INSURANCE -- 2.9%
    Aetna, Inc. ..........................             53,312          2,975,476
    Allstate Corp. .......................            298,688          7,168,512
    American General Corp. ...............             92,286          7,002,200
    American International Group, Inc. ...            575,743         62,252,212
    Aon Corp. ............................             94,125          3,765,000
    Chubb Corp. ..........................             64,600          3,637,787
    CIGNA Corp. ..........................             76,400          6,154,975
    Cincinnati Financial Corp. ...........             62,500          1,949,219
    Conseco, Inc. ........................            118,259          2,113,880
    Hartford Financial Services Group,
         Inc .............................             86,000          4,074,250
    Jefferson-Pilot Corp. ................             39,912          2,723,994
    Lincoln National Corp. ...............             75,600          3,024,000
    Loews Corp. ..........................             43,000          2,609,562
    Marsh & McLennan Companies,
         Inc .............................             98,000          9,377,375
    MBIA, Inc. ...........................             36,300          1,917,094
    MGIC Investment Corp. ................             40,200          2,419,538
    Progressive Corp. ....................             27,000          1,974,375
    SAFECO Corp. .........................             48,300          1,201,463
    St. Paul Companies, Inc. .............             86,410          2,910,937
    Torchmark Corp. ......................             51,000          1,482,188
    United Healthcare Corp. ..............             67,500          3,585,938
    UnumProvident Corp. ..................             86,656          2,778,408
                                                                  --------------
                                                                     137,098,383
                                                                  --------------
LEISURE -- 0.9%
    Brunswick Corp. ......................             33,400            743,150
    Carnival Corp. (Class "A" Stock) .....            229,700         10,982,531
    Disney (Walt) Co. ....................            765,601         22,393,829
    Harrah's Entertainment, Inc.(a) ......             46,350          1,225,378
    Hilton Hotels Corp. ..................             95,800            922,075

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B33

                       ---------------------------------
                       STOCK INDEX PORTFOLIO (CONTINUED)
                       ---------------------------------

DECEMBER 31, 1999

COMMON STOCKS                                                          VALUE
(CONTINUED)                                        SHARES            (NOTE 2)
                                               --------------     --------------
LEISURE  (CONT'D.)
    Marriott International, Inc. (Class "A"
         Stock) ..........................             93,200     $    2,941,625
    Mirage Resorts, Inc.(a) ..............             70,900          1,085,656
                                                                  --------------
                                                                      40,294,244
                                                                  --------------
MACHINERY -- 0.6%
    Briggs & Stratton Corp. ..............              7,800            418,275
    Caterpillar, Inc. ....................            134,300          6,320,494
    Cooper Industries, Inc. ..............             42,600          1,722,638
    Deere & Co. ..........................             85,200          3,695,550
    Delphi Automotive Systems Corp. ......            206,044          3,245,193
    Dover Corp. ..........................             80,100          3,634,538
    Eaton Corp. ..........................             27,600          2,004,450
    Ingersoll-Rand Co. ...................             62,750          3,455,172
    Milacron, Inc. .......................             12,600            193,725
    Snap-On, Inc. ........................             22,800            605,625
    Timken Co. ...........................             21,500            439,406
                                                                  --------------
                                                                      25,735,066
                                                                  --------------
MANUFACTURING -- 0.7%
    Illinois Tool Works, Inc. ............            106,900          7,222,431
    Tyco International Ltd. ..............            623,114         24,223,557
                                                                  --------------
                                                                      31,445,988
                                                                  --------------
MEDIA -- 3.2%
    CBS Corp.(a) .........................            285,236         18,237,277
    Clear Channel Communications,
         Inc.(a) .........................            124,200         11,084,850
    Comcast Corp. (Special Class "A"
         Stock) ..........................            277,000         13,919,250
    Donnelley (R.R.) & Sons Co. ..........             49,500          1,228,219
    Dow Jones & Co., Inc. ................             36,000          2,448,000
    Gannett Co., Inc. ....................            103,500          8,441,719
    Interpublic Group of Companies,
         Inc. ............................            107,900          6,224,481
    Knight-Ridder, Inc. ..................             31,100          1,850,450
    McGraw-Hill, Inc. ....................             72,900          4,492,463
    Mediaone Group, Inc.(a) ..............            226,300         17,382,669
    Meredith Corp. .......................             17,800            742,038
    New York Times Co. (Class "A"
         Stock) ..........................             65,200          3,202,950
    Time Warner, Inc. ....................            482,680         34,964,133
    Times Mirror Co. (Class "A" Stock) ...             30,600          2,050,200
    Tribune Co. ..........................             89,400          4,922,588
    Viacom, Inc. (Class "B" Stock)(a) ....            259,634         15,691,630
                                                                  --------------
                                                                     146,882,917
                                                                  --------------
METALS-FERROUS -- 0.1%
    Allegheny Technologies, Inc. .........             34,940            783,966
    Bethlehem Steel Corp.(a) .............             47,300            396,138
    Nucor Corp. ..........................             34,100          1,869,106
    USX-U.S. Steel Group, Inc. ...........             31,540          1,040,820
    Worthington Industries, Inc. .........             34,000            563,125
                                                                  --------------
                                                                       4,653,155
                                                                  --------------
METALS-NON FERROUS -- 0.4%
    Alcan Aluminum Ltd. ..................             83,350          3,432,978
    Alcoa, Inc. ..........................            138,100         11,462,300
    Inco Ltd.(a) .........................             67,200          1,579,200
    Reynolds Metals Co. ..................             25,600          1,961,600
                                                                  --------------
                                                                      18,436,078
                                                                  --------------
MINERAL RESOURCES -- 0.1%
    Burlington Resources, Inc. ...........             70,817          2,341,387
    Homestake Mining Co. .................             93,700            732,031
    Phelps Dodge Corp. ...................             27,528          1,847,817
                                                                  --------------
                                                                       4,921,235
                                                                  --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.5%
    AES Corp.(a) .........................             75,200          5,621,200
    Crane Co. ............................             25,625            509,297
    Danaher Corp. ........................             51,400          2,480,050
    Ecolab, Inc. .........................             48,000          1,878,000
    ITT Industries, Inc. .................             41,900          1,401,031
    Millipore Corp. ......................             16,200            625,725
    NACCO Industries, Inc. (Class "A"
         Stock) ..........................              3,300            183,356
    Pall Corp. ...........................             44,000            948,750
    PPG Industries, Inc. .................             65,800          4,116,613
    Textron, Inc. ........................             59,400          4,555,238
    Thermo Electron Corp.(a) .............             57,000            855,000
                                                                  --------------
                                                                      23,174,260
                                                                  --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.6%
    American Greetings Corp. (Class
          "A" Stock) .....................             24,800            585,900
    Black & Decker Corp. .................             32,900          1,719,025
    Corning, Inc. ........................             88,700         11,436,756
    Jostens, Inc. ........................             12,400            301,475
    Minnesota Mining & Manufacturing
         Co. .............................            151,100         14,788,913
    Polaroid Corp. .......................             15,400            289,713
                                                                  --------------
                                                                      29,121,782
                                                                  --------------
OIL & GAS -- 4.7%
    Amerada Hess Corp. ...................             35,800          2,031,650
    Anadarko Petroleum Corp. .............             47,600          1,624,350
    Ashland, Inc. ........................             26,600            876,138
    Atlantic Richfield Co. ...............            119,370         10,325,505
    Chevron Corp. ........................            245,800         21,292,425
    Coastal Corp. ........................             81,500          2,888,156
    Eastern Enterprises ..................              9,500            545,656
    Exxon Mobil Corp. ....................          1,291,435        104,041,232
    Kerr-McGee Corp. .....................             33,926          2,103,412
    NICOR, Inc. ..........................             16,200            526,500
    Phillips Petroleum Co. ...............             94,400          4,436,800
    Royal Dutch Petroleum Co. ............            800,600         48,386,263
    Sunoco, Inc. .........................             33,200            780,200
    Texaco, Inc. .........................            204,982         11,133,085
    Union Pacific Resources Group, Inc. ..             90,056          1,148,214
    Unocal Corp. .........................             90,600          3,040,763
    USX-Marathon Group ...................            116,500          2,876,094
                                                                  --------------
                                                                     218,056,443
                                                                  --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
    Occidental Petroleum Corp. ...........            130,000          2,811,250
                                                                  --------------
OIL - EXPLORATION & PRODUCTION -- 0.1%
    Conoco, Inc (Class "B") ..............            233,957          5,819,680
                                                                  --------------
OIL & GAS SERVICES -- 0.9%
    Apache Corp. .........................             42,100          1,555,069
    Baker Hughes, Inc. ...................            122,130          2,572,363
    El Paso Energy Corp. .................             80,900          3,139,931
    Enron Corp. ..........................            268,800         11,928,000
    Halliburton Co. ......................            164,100          6,605,025
    Helmerich & Payne, Inc. ..............             18,100            394,806
    McDermott International, Inc. ........             20,700            187,594

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B34

                       ---------------------------------
                       STOCK INDEX PORTFOLIO (CONTINUED)
                       ---------------------------------

DECEMBER 31, 1999

COMMON STOCKS                                                          VALUE
(CONTINUED)                                        SHARES            (NOTE 2)
                                               --------------     --------------
OIL & GAS SERVICES  (CONT'D.)
    ONEOK, Inc. ..........................             13,000     $      326,625
    Rowan Companies, Inc.(a) .............             28,700            622,431
    Schlumberger Ltd. ....................            207,300         11,660,625
    Tosco Corp. ..........................             52,000          1,413,750
    Transocean Sedco Forex, Inc. .........             40,133          1,351,990
                                                                  --------------
                                                                      41,758,209
                                                                  --------------
PRECIOUS METALS -- 0.1%
    Barrick Gold Corp. ...................            145,300          2,569,994
    Freeport-McMoRan Copper & Gold,
         Inc. (Class "B" Stock)(a) .......             66,200          1,398,475
    Newmont Mining Corp. .................             61,503          1,506,824
    Placer Dome, Inc. ....................            121,000          1,300,750
                                                                  --------------
                                                                       6,776,043
                                                                  --------------
RAILROADS -- 0.4%
    Burlington Northern Santa Fe Corp. ...            171,626          4,161,931
    CSX Corp. ............................             80,612          2,529,202
    Kansas City Southern Industries,
         Inc. ............................             41,600          3,104,400
    Norfolk Southern Corp. ...............            141,300          2,896,650
    Union Pacific Corp. ..................             92,100          4,017,863
                                                                  --------------
                                                                      16,710,046
                                                                  --------------
RESTAURANTS -- 0.5%
    Darden Restaurants, Inc. .............             50,300            911,688
    McDonald's Corp. .....................            507,100         20,442,469
    Tricon Global Restaurants, Inc.(a) ...             56,650          2,188,106
    Wendy's International, Inc. ..........             44,800            924,000
                                                                  --------------
                                                                      24,466,263
                                                                  --------------
RETAIL -- 8.0%
    Albertson's, Inc. ....................            156,644          5,051,769
    AutoZone, Inc.(a) ....................             51,900          1,677,019
    Bed Bath & Beyond, Inc.(a) ...........             49,000          1,702,750
    Bell Atlantic Corp. ..................            581,390         35,791,822
    BellSouth Corp. ......................            708,100         33,147,931
    Best Buy Co., Inc.(a) ................             75,000          3,764,063
    Circuit City Stores, Inc. ............             75,200          3,388,700
    Consolidated Stores Corp.(a) .........             40,200            653,250
    Costco Wholesale Corp.(a) ............             83,266          7,598,023
    CVS Corp. ............................            145,800          5,822,888
    Dayton-Hudson Corp. ..................            166,284         12,211,481
    Dillard's, Inc. ......................             37,750            762,078
    Dollar General Corporation ...........             82,843          1,884,678
    Federated Department Stores,
         Inc.(a) .........................             76,500          3,868,031
    Great Atlantic & Pacific Tea Co., Inc.             12,400            345,650
    Harcourt General, Inc. ...............             27,006          1,086,992
    Home Depot, Inc. .....................            848,619         58,183,440
    IKON Office Solutions, Inc. ..........             52,476            357,493
    J.C. Penney Co., Inc. ................            100,500          2,003,719
    Kmart Corp.(a) .......................            181,400          1,825,338
    Kohl's Corp.(a) ......................             60,800          4,389,000
    Kroger Co.(a) ........................            308,000          5,813,500
    Liz Claiborne, Inc. ..................             23,400            880,425
    Longs Drug Stores, Inc. ..............             13,700            353,631
    May Department Stores Co. ............            127,200          4,102,200
    Nordstrom, Inc. ......................             52,300          1,369,606
    Office Depot, Inc.(a) ................            139,000          1,520,313
    Pep Boys - Manny, Moe & Jack .........             19,656            179,361
    Rite Aid Corp. .......................             94,600          1,058,338
    Safeway, Inc.(a) .....................            188,600          6,707,088
    Sears, Roebuck & Co. .................            140,200          4,267,338
    Sherwin-Williams Co. .................             64,700          1,358,700
    Staples, Inc.(a) .....................            171,200          3,552,400
    Supervalu, Inc. ......................             46,800            936,000
    Tandy Corp. ..........................             74,860          3,682,176
    The Gap, Inc. ........................            316,987         14,581,402
    The Limited, Inc. ....................             82,048          3,553,704
    TJX Companies, Inc. ..................            116,400          2,378,925
    Toys 'R' Us, Inc.(a) .................             98,450          1,409,066
    Wal-Mart Stores, Inc. ................          1,661,200        114,830,450
    Walgreen Co. .........................            373,000         10,910,250
    Winn-Dixie Stores, Inc. ..............             54,900          1,314,169
                                                                  --------------
                                                                     370,275,157
                                                                  --------------
RUBBER -- 0.0%
    Cooper Tire & Rubber Co. .............             28,800            448,200
    Goodyear Tire & Rubber Co. ...........             58,000          1,634,875
                                                                  --------------
                                                                       2,083,075
                                                                  --------------
TELECOMMUNICATIONS -- 11.5%
    ADC Telecommunications, Inc.(a)  .....             56,700          4,114,294
    AFLAC Inc. ...........................            102,000          4,813,125
    Alltel Corp. .........................            114,000          9,426,375
    Andrew Corp.(a) ......................             29,112            551,309
    AT&T Corp. ...........................          1,192,521         60,520,441
    CenturyTel, Inc. .....................             51,200          2,425,600
    General Instrument Corp.(a) ..........             66,200          5,627,000
    Global Crossing Ltd.(a) ..............            284,105         14,205,250
    GTE Corp. ............................            365,020         25,756,724
    Lucent Technologies, Inc. ............          1,159,805         86,767,912
    MCI Worldcom, Inc.(a) ................          1,049,958         55,713,396
    Motorola, Inc. .......................            226,800         33,396,300
    Nextel Communications, Inc. (Class
         "A" Stock)(a) ...................            132,300         13,643,438
    Nortel Networks Corp. ................            494,940         49,988,940
    Qualcomm Inc(a) ......................            242,400         42,723,000
    SBC Communications, Inc. .............          1,273,877         62,101,504
    Scientific-Atlanta, Inc. .............             27,200          1,513,000
    Sprint Corp. .........................            327,700         22,058,306
    Sprint Corp. (PCS Group)(a) ..........            163,450         16,753,625
    Tellabs, Inc.(a) .....................            147,700          9,480,494
    US West, Inc. ........................            186,922         13,458,384
                                                                  --------------
                                                                     535,038,417
                                                                  --------------
TEXTILES -- 0.0%
    National Service Industries, Inc. ....             14,700            433,650
    Russell Corp. ........................             12,700            212,725
    Springs Industries, Inc. .............              8,700            347,456
    VF Corp. .............................             42,836          1,285,080
                                                                  --------------
                                                                       2,278,911
                                                                  --------------
TOBACCO -- 0.0%
    UST, Inc. ............................             66,100          1,664,894
                                                                  --------------
TOYS -- 0.1%
    Hasbro, Inc. .........................             73,550          1,402,047
    Mattel, Inc. .........................            152,381          2,000,001
                                                                  --------------
                                                                       3,402,048
                                                                  --------------
TRUCKING/SHIPPING -- 0.1%
    Federal Express Corp.(a) .............            106,640          4,365,575
    Ryder System, Inc. ...................             25,800            630,488
                                                                  --------------
                                                                       4,996,063
                                                                  --------------
UTILITIES - ELECTRICAL & GAS -- 0.0%
    Florida Progress Corp. ...............             36,000          1,523,250
                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B35

                       ---------------------------------
                       STOCK INDEX PORTFOLIO (CONTINUED)
                       ---------------------------------

DECEMBER 31, 1999

COMMON STOCKS                                                          VALUE
(CONTINUED)                                        SHARES            (NOTE 2)
                                               --------------     --------------
UTILITY - ELECTRIC -- 1.4%
    Ameren Corp. .........................             53,900     $    1,765,225
    American Electric Power Co., Inc. ....             72,500          2,329,063
    Carolina Power & Light Co. ...........             59,900          1,823,206
    Central & South West Corp. ...........             77,400          1,548,000
    CINergy Corp. ........................             58,739          1,417,078
    CMS Energy Corp. .....................             43,100          1,344,181
    Consolidated Edison, Inc. ............             87,200          3,008,400
    Constellation Energy Group ...........             53,550          1,552,950
    Dominion Resources, Inc. .............             71,950          2,824,038
    DTE Energy Co. .......................             53,600          1,681,700
    Duke Energy Corp. ....................            136,531          6,843,616
    Edison International .................            129,800          3,399,138
    Entergy Corp. ........................             90,300          2,325,225
    FirstEnergy Corp.(a) .................             87,200          1,978,350
    FPL Group, Inc. ......................             68,100          2,915,531
    GPU, Inc. ............................             46,200          1,383,113
    New Century Energies, Inc. ...........             40,900          1,242,338
    Niagara Mohawk Holdings Inc.(a) ......             64,600            900,363
    Northern States Power Co. ............             53,900          1,051,050
    Pacific Gas & Electric, Co. ..........            140,000          2,870,000
    PECO Energy Co. ......................             80,500          2,797,375
    Pinnacle West Capital Corp. ..........             29,000            886,313
    PP&L Resources, Inc. .................             57,000          1,303,875
    Public Service Enterprise Group,
         Inc .............................             80,400          2,798,925
    Reliant Energy, Inc. .................            107,410          2,457,004
    Southern Co. .........................            259,400          6,095,900
    Texas Utilities Co. ..................            103,506          3,680,932
    Unicom Corp. .........................             79,100          2,649,850
                                                                  --------------
                                                                      66,872,739
                                                                  --------------
WASTE MANAGEMENT -- 0.1%
    Allied Waste Industries, Inc.(a) .....             68,000            599,250
    Waste Management, Inc. ...............            230,230          3,957,078
                                                                  --------------
                                                                       4,556,328
                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $2,278,861,725) ................                         4,589,537,721
                                                                  --------------

                                                 PRINCIPAL
SHORT-TERM                                         AMOUNT            VALUE
INVESTMENTS -- 1.4%                                (000)            (NOTE 2)
                                               -------------     --------------
REPURCHASE AGREEMENT -- 1.3%
    Joint Repurchase Agreement
         Account,
         2.875%, 01/03/00 (Note 5) .......     $      60,195     $   60,195,000
                                                                 --------------
U.S. GOVERNMENT OBLIGATION -- .1%
    United States Treasury Bill,
         5.196%, 03/16/00(b) .............             6,500          6,430,134
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $66,624,638) ...................                           66,625,134
                                                                 --------------
TOTAL INVESTMENTS -- 100.0%
    (cost $2,345,486,363; Note 6) ........                        4,656,162,855
VARIATION MARGIN ON OPEN FUTURES
    CONTRACTS(C) .........................                              145,000
LIABILITIES IN EXCESS OF OTHER
    ASSETS -- (0.0%) .....................                           (1,290,335)
                                                                 --------------
TOTAL NET ASSETS -- 100.0% ...............                       $4,655,017,520
                                                                 ==============

The following abbreviations are used in portfolio descriptions:
         ADR   American Depository Receipt

(a)   Non-income producing security.

(b)   Security segregated as collateral for futures contracts.

(c)   Open futures contracts as of December 31, 1999 are as follows:

NUMBER OF                   EXPIRATION    VALUE AT         VALUE AT
CONTRACTS       TYPE           DATE      TRADE DATE    DECEMBER 31, 1999   APPRECIATION
  171       S&P 500 Index     Mar 00     $61,025,287      $63,449,550       $2,424,263

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B36

                                ----------------
                                EQUITY PORTFOLIO
                                ----------------

DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 89.6%
                                                                       VALUE
COMMON STOCKS                                      SHARES            (NOTE 2)
                                               --------------     --------------
AEROSPACE
    Raytheon Co. .........................             44,639     $    1,107,605
                                                                  --------------
APPAREL -- 0.3%
    Jones Apparel Group, Inc. ............            716,973         19,447,893
                                                                  --------------
AUTOS - CARS & TRUCKS -- 1.4%
    Delphi Automotive Systems Corp. ......            440,325          6,935,119
    General Motors Corp. .................            630,000         45,793,125
    Navistar International Corp.(a) ......            395,200         18,722,600
    PACCAR Inc. ..........................            279,400         12,380,912
                                                                  --------------
                                                                      83,831,756
                                                                  --------------
BANKS AND SAVINGS & LOANS -- 5.0%
    Bank of New York Co., Inc. ...........          2,400,000         96,000,000
    Bank of America Corp. ................          1,789,856         89,828,398
    Chase Manhattan Corp. ................            376,900         29,280,419
    Mellon Financial Corp. ...............            540,200         18,400,562
    Mercantile Bankshares Corp. ..........            419,400         13,394,587
    Morgan (J.P.) & Co., Inc. ............            232,100         29,389,662
    National City Corp. ..................            123,120          2,916,405
    Republic New York Corp. ..............            450,000         32,400,000
                                                                  --------------
                                                                     311,610,033
                                                                  --------------
CHEMICALS -- 1.3%
    Eastman Chemical Co. .................            941,550         44,900,166
    Potash Corp. of Saskatchewan Inc.,
         (Canada) ........................            380,000         18,311,250
    Wellman, Inc. ........................            798,200         14,866,475
                                                                  --------------
                                                                      78,077,891
                                                                  --------------
COMPUTER -- 5.9%
    Compaq Computer Corp. ................          3,302,350         89,369,847
    Gerber Scientific, Inc. ..............            419,800          9,209,362
    Hewlett-Packard Co. ..................          1,100,000        125,331,250
    NCR Corp.(a) .........................            100,000          3,787,500
    Seagate Technology, Inc.(a) ..........          2,975,800        138,560,687
                                                                  --------------
                                                                     366,258,646
                                                                  --------------
CONSTRUCTION & HOUSING -- 1.3%
    American Standard Co., Inc.(a) .......          1,050,000         48,168,750
    Centex Corp. .........................          1,200,000         29,625,000
                                                                  --------------
                                                                      77,793,750
                                                                  --------------
DIVERSIFIED CONSUMER PRODUCTS -- 4.0%
    Eastman Kodak Co. ....................          2,969,300        196,716,125
    Gibson Greeting, Inc.(a) .............            750,000          6,726,562
    Philip Morris Co., Inc. ..............          2,025,000         46,954,687
                                                                  --------------
                                                                     250,397,374
                                                                  --------------
ELECTRONICS -- 4.5%
    Arrow Electronics, Inc.(a) ...........          2,145,500         54,442,062
    Avnet, Inc. ..........................            887,600         53,699,800
    Harris Corp. .........................          2,884,000         76,966,750
    Hitachi Ltd. ADR, (Japan) ............            515,000         83,365,625
    Lanier Worldwide, Inc.(a) ............          2,884,000         11,175,500
                                                                  --------------
                                                                     279,649,737
                                                                  --------------
FINANCIAL SERVICES -- 3.3%
    Citigroup, Inc. ......................          1,400,401         77,809,781
    Lehman Brothers Holdings, Inc. .......            764,800         64,769,000
    Morgan Stanley Dean Witter & Co. .....            452,800         64,637,200
                                                                  --------------
                                                                     207,215,981
                                                                  --------------
FOOD & BEVERAGE 1.5%
    Nabisco Group Holdings Corp. .........          3,710,000         39,418,750
    Sara Lee Corp. .......................          2,497,500         55,101,094
                                                                  --------------
                                                                      94,519,844
                                                                  --------------
FOREST PRODUCTS -- 12.3%
    Fort James Corp. .....................            664,000         18,177,000
    Georgia-Pacific Corp. ................          3,406,300        172,869,725
    Georgia-Pacific Timber Group .........          1,158,000         28,515,750
    International Paper Co. ..............          1,820,000        102,716,250
    Mead Corp. ...........................          2,306,000        100,166,875
    Rayonier Inc. ........................            830,400         40,118,700
    Temple-Inland, Inc. ..................          1,240,500         81,795,469
    Weyerhaeuser Co. .....................          1,522,500        109,334,531
    Willamette Industries, Inc. ..........          2,500,000        116,093,750
                                                                  --------------
                                                                     769,788,050
                                                                  --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 10.9%
    Columbia/HCA Healthcare Corp. ........          5,790,100        169,722,306
    Foundation Health Systems, Inc.(a) ...          4,724,610         46,950,812
    HEALTHSOUTH Corp.(a) .................          5,376,800         28,900,300
    LifePoint Hospitals, Inc.(a) .........            304,742          3,599,765
    PacifiCare Health Systems, Inc.(a) ...          1,143,900         60,626,700
    Service Corp. International(a) .......          3,686,500         25,575,094
    Tenet Healthcare Corp.(a) ............          7,321,732        172,060,702
    Triad Hospitals, Inc.(a) .............            304,742          4,609,223
    Wellpoint Health Networks Inc.(a) ....          2,570,900        169,518,719
                                                                  --------------
                                                                     681,563,621
                                                                  --------------
INSURANCE -- 11.1%
    American Financial Group, Inc. .......            552,700         14,577,462
    American General Corp. ...............            879,704         66,747,541
    AXA Financial Inc. ...................          2,323,800         78,718,725
    Chubb Corp. ..........................          2,206,400        124,247,900
    Loews Corp. ..........................          1,775,000        107,720,312
    Old Republic International Corp. .....          3,198,327         43,577,205
    SAFECO Corp. .........................          2,855,800         71,038,025
    St. Paul Companies, Inc. .............          1,320,100         44,470,869
    Tokio Marine & Fire Insurance Co. ....
         Ltd. (The) ADR (Japan) ..........            656,400         38,809,650
    United HealthCare Corp. ..............          1,914,900        101,729,063
                                                                  --------------
                                                                     691,636,752
                                                                  --------------
LEISURE -- 0.8%
    Hilton Hotels Corp. ..................          3,470,600         33,404,525
    Park Place Entertainment Corp.(a) ....          1,078,300         13,478,750
                                                                  --------------
                                                                      46,883,275
                                                                  --------------
METALS-FERROUS -- 0.2%
    Birmingham Steel Corp.(a) ............          1,492,400          7,928,375
    Carpenter Technology Corp. ...........            100,000          2,743,750
                                                                  --------------
                                                                      10,672,125
                                                                  --------------
METALS-NON FERROUS -- 2.5%
    Alcoa, Inc. ..........................          1,882,000        156,206,000
                                                                  --------------
MINERAL RESOURCES -- 0.5%
    Phelps Dodge Corp. ...................            488,600         32,797,275
                                                                  --------------
OIL & GAS -- 5.6%
    Amerada Hess Corp. ...................            325,000         18,443,750
    Atlantic Richfield Co. ...............          1,100,000         95,150,000
    Kerr-McGee Corp. .....................            590,400         36,604,800
    KeySpan Corp. ........................          1,356,432         31,452,267
    Occidental Petroleum Corp. ...........          1,100,000         23,787,500
    Total SA, ADR, (France) ..............          2,075,275        143,712,794
                                                                  --------------
                                                                     349,151,111
                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B37

                          ----------------------------
                          EQUITY PORTFOLIO (CONTINUED)
                          ----------------------------

DECEMBER 31, 1999

COMMON STOCKS                                                          VALUE
(CONTINUED)                                        SHARES            (NOTE 2)
                                               --------------     --------------
PRECIOUS METALS -- 2.5%
    Freeport-McMoRan Copper & Gold,
         Inc. (Class "A ")(a) ............          3,853,300     $   71,526,881
    Freeport-McMoRan Copper & Gold,
         Inc. (Class "B" Stock)(a) .......            319,600          6,751,550
    Kinross Gold Corp.(a) ................            105,126            197,111
    Newmont Mining Corp. .................          3,057,000         74,896,500
                                                                  --------------
                                                                     153,372,042
                                                                  --------------
RESTAURANTS -- 2.5%
    CKE Restaurants, Inc. ................          1,933,700         11,360,488
    Darden Restaurants, Inc. .............          7,922,700        143,598,938
                                                                  --------------
                                                                     154,959,426
                                                                  --------------
RETAIL -- 6.1%
    Consolidated Stores Corp.(a) .........          2,023,800         32,886,750
    Dillard's, Inc. ......................          3,649,000         73,664,188
    IKON Office Solutions, Inc. ..........          5,193,000         35,377,313
    Kmart Corp.(a) .......................          6,500,000         65,406,250
    Pep Boys - Manny, Moe & Jack .........          1,594,900         14,553,463
    Sears, Roebuck and Co. ...............            690,000         21,001,875
    Tandy Corp. ..........................          2,166,900        106,584,394
    Toys 'R' Us, Inc.(a) .................          2,350,000         33,634,375
                                                                  --------------
                                                                     383,108,608
                                                                  --------------
TELECOMMUNICATIONS -- 3.9%
    ALLTEL Corp. .........................          1,129,588         93,402,808
    AT&T Corp. ...........................          1,734,400         88,020,800
    Loral Corp.(a) .......................          2,600,000         63,212,500
                                                                  --------------
                                                                     244,636,108
                                                                  --------------
TEXTILES
    Worldtex, Inc.(a) ....................            107,199            167,498
                                                                  --------------
TOBACCO -- 0.3%
    R.J. Reynolds Tobacco Holdings,
         Inc. ............................          1,236,666         21,796,238
                                                                  --------------
UTILITY - ELECTRIC -- 1.3%
    American Electric Power Company,
         Inc. ............................            180,000          5,782,500
    GPU, Inc. ............................            500,000         14,968,750
    Reliant Energy, Inc. .................            974,519         22,292,122
    Unicom Corp. .........................          1,112,900         37,282,150
                                                                  --------------
                                                                      80,325,522
                                                                  --------------
UTILITY - WATER -- 0.1%
    American Water Works Co., Inc. .......            270,000          5,737,500
                                                                  --------------
WASTE MANAGEMENT -- 0.5%
    Waste Management, Inc. ...............          1,882,292         32,351,894
                                                                  --------------

TOTAL LONG-TERM INVESTMENTS
    (cost $4,235,036,665) ................                         5,585,063,555
                                                                  --------------

                                   MOODY'S        PRINCIPAL
SHORT-TERM                         RATING          AMOUNT
INVESTMENTS -- 10.4%             (UNAUDITED)        (000)
                                 -----------   --------------
COMMERCIAL PAPER -- 8.7%
    Barton Capital Corp,
         6.09%, 02/01/00 ..........   P1       $       20,844        20,734,691
         6.18%, 02/03/00 ..........   P1               12,000        11,932,900
    Baus Funding LLC,
         6.20%, 01/31/00 ..........   P1               60,000        59,690,000
    BBV Finance (Delaware) Inc,
         6.27%, 01/10/00 ..........   P1               25,000        24,960,812
    BBL North America,
         6.27%, 01/26/00...........   P1               40,000        39,825,833
    Blue Ridge Asset Fund,
         6.70%, 01/18/00...........   P1               19,000        18,939,886
    Carolina Power & Light,
         6.55%, 01/28/00...........   P1               11,306        11,250,459
    Corporate Asset Funding,
         6.10%, 01/27/00...........   P1                9,695         9,652,288
    Edison Asset Securitization
         LLC,
         6.65%, 01/31/00...........   P1                9,592         9,538,844
         7.00%, 01/21/00...........   P1               16,597        16,532,456
    Enterprise Funding Corp.,
         6.18%, 01/27/00...........   P1                9,588         9,545,206
    Falcon Asset Securitization
         Corp.,
         5.99%, 01/13/00...........   P1               60,000        59,880,200
    Fleet Funding Corp.,
         6.10%, 02/04/00...........   P1                7,773         7,728,219
    Old Line Funding Corp.,
         6.25%, 01/20/00...........   P1               20,000        19,934,028
         6.30%, 01/19/00...........   P1               34,420        34,311,577
    Salomon Smith Barney
         Holding,
         6.10%, 01/25/00...........   P1               28,000        27,886,133
    Thunder Bay Funding,
         6.75%, 01/28/00...........   P1                6,513         6,480,028
    Triple-A One Plus Funding,
         6.26%, 01/12/00...........   P1               10,590        10,569,744
         6.26%, 01/14/00...........   P1               29,000        28,934,444
         6.66%, 01/20/00...........   P1               12,000        11,957,820
         6.70%, 01/18/00...........   P1                8,539         8,511,984
    Unifunding Inc.,
         6.50%, 01/25/00...........   P1               35,000        34,848,333
    Windmill Funding Corp.,
         6.10%, 01/28/00...........   P1               60,000        59,725,500
                                                                 --------------
                                                                    543,371,385
                                                                 --------------
REPURCHASE AGREEMENT -- 1.7%
    Joint Repurchase
         Agreement Account,
         2.875%, 01/03/00
          (Note 5) .......................            106,923       106,923,000
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $650,294,385) ..................                          650,294,385
                                                                 --------------
TOTAL INVESTMENTS -- 100.0%
    (cost $4,885,331,050; Note 6) ........                        6,235,357,940
FORWARD CURRENCY CONTRACTS -- AMOUNT
    PAYABLE TO COUNTERPARTIES (B) ........                             (138,418)
                                                                 --------------
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES                              76,720
                                                                 --------------
TOTAL NET ASSETS -- 100.0% ...............                       $6,235,296,242
                                                                 ==============

The following abbreviations are used in portfolio descriptions:
      ADR   American Depository Receipt.
      LLC   Limited Liability Company.
      SA    Societe Anonyme (French Corporation).

(a)   Non-income producing security.

(b) Outstanding forward currency contract as of December 31, 1999 was as follows:

                           VALUE AT
FOREIGN CURRENCY          SETTLEMENT             CURRENT
    CONTRACTS                DATE                 VALUE             DEPRECIATION
----------------          ----------             -------            ------------
Sold:
 Japanese Yen,
expiring 3/30/00          $43,111,992          $42,973,574            $(138,418)

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B38

                                ----------------
                                GLOBAL PORTFOLIO
                                ----------------

DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 94.6%
                                                                       VALUE
COMMON STOCKS                                      SHARES            (NOTE 2)
                                               --------------     --------------
AUSTRALIA -- 3.2%
    Brambles Industries, Ltd. ............            329,600     $    9,121,618
    Broken Hill Proprietary Co., Ltd. ....          1,367,850         17,982,536
    Commonwealth Bank of Australia .......            827,800         14,265,568
                                                                  --------------
                                                                      41,369,722
                                                                  --------------
FINLAND -- 2.7%
    Nokia Corp.(a) .......................            190,700         34,583,439
                                                                  --------------
FRANCE -- 6.6%
    Carrefour SA .........................             38,400          7,083,771
    Havas Advertising SA .................              4,400          1,875,159
    Lafarge SA ...........................             98,231         11,440,668
    Legrand SA ...........................             61,600         14,665,248
    Publicis SA ..........................              4,984          1,883,017
    Suez Lyonnaise des Eaux(a) ...........             69,500         11,140,379
    Thomson Multimedia ...................            267,148         14,399,609
    Total SA .............................            173,090         23,106,429
                                                                  --------------
                                                                      85,594,280
                                                                  --------------
FEDERAL REPUBLIC OF GERMANY -- 3.7%
    Deutsche Telekom Ag ..................            187,550         13,359,231
    Mannesmann Ag ........................             99,400         23,984,843
    Siemens Ag ...........................             80,800         10,281,576
                                                                  --------------
                                                                      47,625,650
                                                                  --------------
IRELAND -- 0.3%
    Bank of Ireland ......................            582,200          4,633,875
                                                                  --------------
ITALY -- 1.3%
    Unicredito Italiano SpA ..............          3,589,200         17,646,658
                                                                  --------------
JAPAN -- 18.3%
    CSK Corporation ......................            193,000         31,329,945
    Fuji Bank ............................          1,326,000         12,876,179
    Fujitsu Limited ......................            828,000         37,732,057
    Honda Motor Co., Ltd. ................            260,000          9,661,647
    Nippon Telegraph & Telephone
         Corp.(a) ........................              1,204         20,604,343
    NTT Data Corp ........................              1,031         23,693,038
    NTT Mobile Communication
         Network, Inc. ...................                904         34,742,032
    Softbank Corp. .......................             42,000         40,168,201
    Sony Corp. ...........................             66,600         19,733,817
    Sony Corp., (ADR) ....................             27,100          7,716,725
                                                                  --------------
                                                                     238,257,984
                                                                  --------------
MEXICO -- 1.1%
    Telefonos de Mexico, SA (ADR)
         (Class L Shares) ................            128,100         14,411,250
                                                                  --------------
NETHERLANDS -- 2.1%
    ING Groep N.V ........................            267,500         16,154,202
    Vendex KBB N.V .......................            410,600         10,921,137
                                                                  --------------
                                                                      27,075,339
                                                                  --------------
SINGAPORE -- 0.7%
    Development Bank of Singapore
         Ltd .............................            678,800          5,135,322
    Singapore Airlines Ltd ...............            340,000          3,858,301
                                                                  --------------
                                                                       8,993,623
                                                                  --------------
SPAIN -- 3.3%
    Banco Santander SA ...................          1,530,100         17,327,309
    Telefonica SA ........................            969,408         24,221,624
    Terra Networks SA ....................             26,800          1,464,804
                                                                  --------------
                                                                      43,013,737
                                                                  --------------
SWEDEN -- 3.8%
    Hennes & Mauritz AB ..................            839,400         28,111,850
    Nordbanken Holding AB ................          1,292,800          7,595,860
    Skanska AB (Class "B" Shares) ........            354,000         13,186,760
                                                                  --------------
                                                                      48,894,470
                                                                  --------------
UNITED KINGDOM -- 9.7%
    Alliance and Leicester PLC ...........            581,400          7,573,142
    Bank of Scotland .....................          1,144,600         13,316,431
    Canary Wharf Group PLC ...............          1,302,200          8,112,293
    GKN PLC ..............................            973,300         15,969,447
    Glaxo Wellcome PLC ...................            503,900         14,301,420
    Hays PLC(a) ..........................          1,717,500         27,457,367
    Siebe PLC(a) .........................          2,511,500         13,301,409
    Vodafone AirTouch PLC ................          5,209,000         26,010,063
                                                                  --------------
                                                                     126,041,572
                                                                  --------------
UNITED STATES -- 37.8%
    Agency.com Limited ...................              9,400            479,400
    Alcoa Inc. ...........................             94,000          7,802,000
    AT&T Corp. ...........................            186,200          9,449,650
    Atmel Corp.(a) .......................            719,800         21,279,087
    Citigroup Inc. .......................            388,200         21,569,362
    Electronic Arts, Inc.(a) .............            323,400         27,165,600
    Fox Entertainment Group, Inc. ........
         (Class "A" Stock)(a) ............            459,400         11,456,288
    Freemarkets, Inc. ....................                100             34,131
    Intertrust Technologies Corp. ........             34,000          3,999,250
    MCI WorldCom, Inc.(a) ................            327,900         17,399,194
    Mead Corp. ...........................            290,200         12,605,562
    Mediaone Group, Inc.(a) ..............             87,500          6,721,094
    Microsoft Corp.(a) ...................            118,200         13,799,850
    Omnicom Group, Inc. ..................            114,600         11,460,000
    Ondisplay, Inc. ......................             62,700          5,697,863
    OpenTV Corp ..........................             17,200          1,380,300
    Oracle Systems Corp.(a) ..............            405,200         45,407,725
    PMC-Sierra, Inc.(a) ..................            336,900         54,009,281
    Portal Software, Inc. ................             84,300          8,672,363
    Priceline.com Inc.(a) ................             30,700          1,454,413
    Quest Software Inc. ..................             36,400          3,712,800
    Red Hat Inc. .........................             38,900          8,217,625
    SCI Systems, Inc.(a) .................            198,700         16,330,656
    Seagate Technology, Inc.(a) ..........            322,800         15,030,375
    Solectron Corp.(a) ...................            356,500         33,912,062
    Texas Instruments, Inc. ..............            292,200         28,306,875
    The Williams Companies, Inc. .........            135,900          4,153,444
    Time Warner, Inc. ....................            402,700         29,170,581
    United Parcel Service, Inc. (Class B)             124,500          8,590,500
    UnitedGlobalCom, Inc. (Class A) ......             96,900          6,843,563
    USA Networks, Inc.(a) ................            468,400         25,879,100
    USWeb Corp. ..........................            125,500          5,576,906
    Wells Fargo & Co. ....................            410,100         16,583,419
    Wendys International, Inc. ...........            301,800          6,224,625
                                                                  --------------
                                                                     490,374,944
                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $677,017,960) ..................                         1,228,516,543
                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B39

                          ----------------------------
                          GLOBAL PORTFOLIO (CONTINUED)
                          ----------------------------

DECEMBER 31, 1999

                                                  PRINCIPAL
SHORT-TERM                                         AMOUNT              VALUE
INVESTMENTS -- 3.7%                                 (000)            (NOTE 2)
                                               --------------     --------------
U. S. GOVERNMENT SECURITIES -- 1.3%
    UNITED STATES TREASURY BILLS,
         5.59%, 08/17/00 .................     $        5,310     $    5,122,028
         5.61%, 08/17/00 .................             11,800         11,378,907
                                                                  --------------
                                                                      16,500,935
                                                                  --------------
TOTAL U. S. GOVERNMENT SECURITIES
    (cost $16,500,935) ...................                            16,500,935
                                                                  --------------
REPURCHASE AGREEMENT -- 2.4%
    Joint Repurchase Agreement
         Account, 2.875%, 01/03/00
         (cost $30,645,000; Note 5) ......             30,645         30,645,000
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $47,145,935) ...................                            47,145,935
                                                                  --------------
TOTAL INVESTMENTS -- 98.3%
    (cost $724,163,895; Note 6) ..........                         1,275,662,478

ASSETS IN EXCESS OF OTHER
    LIABILITIES -- 1.7% ..................                            22,651,610
                                                                  --------------
TOTAL NET ASSETS -- 100.0% ...............                        $1,298,314,088
                                                                  ==============

The following abbreviations are used in portfolio descriptions:

      AB    Aktiebolag (Swedish Stock Company)
      ADR   American Depository Receipt
      AG    Aktiengesellschaft (German Stock Company)
      N.V.  Naamloze Vennootschap (Dutch Corporation)
      PLC   Public Limited Company (British Corporation)
      SA    Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)   Non-income producing security.

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1999 were as follows:

Computer Software & Services                                               17.0%
Telecommunications                                                         16.5%
Electronics                                                                15.1%
Commercial Banking                                                         10.0%
Media                                                                       6.1%
Diversified Operations                                                      5.4%
Retail                                                                      4.2%
Oil & Gas Services                                                          2.1%
Telephones                                                                  2.1%
Automobiles & Manufacturing                                                 2.0%
Banks                                                                       1.9%
Machinery                                                                   1.9%
Advertising                                                                 1.1%
Electrical Equipment                                                        1.1%
Pharmaceuticals                                                             1.1%
Construction                                                                1.0%
Paper                                                                       1.0%
Building Materials & Components                                             0.9%
Diversified Manufacturing                                                   0.8%
Commercial Services                                                         0.7%
Transportation                                                              0.7%
Aluminum                                                                    0.6%
Real Estate-Development                                                     0.6%
Professional Services                                                       0.4%
Airlines                                                                    0.3%
Repurchase Agreement                                                        2.4%
U.S. Government Securities                                                  1.3%
                                                                          -----
                                                                           98.3%
Other assets in excess of liabilities                                       1.7%
                                                                          -----
                                                                          100.0%
                                                                          =====

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       B40

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1: GENERAL

            The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of seventeen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only the seven Portfolios available for investment by VCA-24: Diversified Bond Portfolio, Government Income Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, Stock Index Portfolio, Equity Portfolio and Global Portfolio.

NOTE 2: ACCOUNTING POLICIES

            The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of its financial statements.

            Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by The Prudential Insurance Company of America ("The Prudential") under the direction of the Series Fund's Board of Directors.

            Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

            Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

            Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

            (i) market value of investment securities, other assets and liabilities - at the current rates of exchange.

            (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

            Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

            Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes


                                       C1
            recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

            Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

            Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

            Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

            Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

            The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
            (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

            Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain
            (loss) on financial futures contracts.


                                       C2

            The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

            Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of , or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. PSI is an indirect, wholly owned subsidiary of The Prudential. For the year ended December 31, 1999, PSI has been compensated by the following amounts:

            Government Income Portfolio .............................   $    758
            Conservative Balanced Portfolio .........................    485,395
            Flexible Managed Portfolio ..............................    468,004
                                                                        --------
                                                                        $954,157

            Swaps: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

            Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual amounts are known. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or Class level.

            For Portfolio's with multiple classes and shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

            Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statement of operations.

            Taxes: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

            Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.


                                       C3

            Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Fund. The Conservative Balanced, Stock Index and Equity Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. The Diversified Bond, Government Income, Flexible Managed and Global Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

            Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

            Reclassification of Capital Accounts: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the year ended December 31, 1999, the application of this statement increased (decreased) undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("G/L") by the following amounts:

                                                       UNI             G/L
                                                  -----------     ------------
            Equity Portfolio(a) ...............   $  (140,882)    $    140,882
            Global Portfolio(a)(b) ............    10,630,256      (10,630,256)

            (a) Reclassification of net foreign currency gain (loss).
            (b) Reclassification of passive foreign investment companies' gains.

            Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3: AGREEMENTS

            The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

            The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets:

                                Fund                     Investment Advisory Fee
                                ----                     -----------------------
                 Diversified Bond Portfolio ...........           0.40%
                 Government Income Portfolio ..........           0.40
                 Conservative Balanced Portfolio ......           0.55
                 Flexible Managed Portfolio ...........           0.60
                 Stock Index Portfolio ................           0.35
                 Equity Portfolio .....................           0.45
                 Global Portfolio .....................           0.75

            The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor for Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensates PIMS for distribution-related activities at an annual rate of .25% of the average daily net assets of the Class II shares.


                                       C4

            The Series Fund has an administration agreement with Prudential Investments Fund Management LLC ("PIFM") which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of .15% of the average daily net assets of the Class II shares.

            The Prudential has agreed to reimburse each Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No reimbursement was required for the year ended December 31, 1999.

            PIC, PIMS and PIFM are wholly-owned subsidiaries of The Prudential.

            As of March 11, 1999, the Series Fund, along with other affiliated registered investment companies (the "Funds"), has a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pays a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid on a pro rata basis by the Funds. Interest on any such borrowings outstanding will be at market rates. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Series Fund had a credit agreement with a maximum commitment of $250,000,000. The commitment fee was .055 of 1% on the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

NOTE 4: OTHER TRANSACTIONS WITH AFFILIATES

            Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, began serving as the Series Fund's transfer agent on March 14, 1999. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the period March 14, 1999 through December 31, 1999, the Series Fund incurred fees for the services of PMFS and as of December 31, 1999 fees were due to PMFS as follows:

                                              Transfer Agent's    Transfer Agent
                                                   Fees            Fees Payable
                                              ----------------    --------------
       Diversified Bond Portfolio ...........     $ 8,100             $  800
       Government Income Portfolio ..........       6,100                600
       Conservative Balanced Portfolio ......       7,700                700
       Flexible Managed Portfolio ...........       8,000                800
       Stock Index Portfolio ................       8,200                800
       Equity Portfolio .....................       8,400                800
       Global Portfolio .....................       7,800                800
                                                  -------             ------
                                                  $54,300             $5,300

            For the year ended December 31, 1999, PSI earned $332,081 in brokerage commissions from transactions executed on behalf of the following Portfolios:

                              Fund                             Commission
                              ----                             ----------
               Conservative Balanced Portfolio ..............   $  2,600
               Flexible Managed Portfolio ...................     10,257
               Equity Portfolio .............................    319,224
                                                                --------
                                                                $332,081

NOTE 5: JOINT REPURCHASE AGREEMENT ACCOUNT

            The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account


                                       C5
            represented $744,612,000 as of December 31, 1999. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                             Principal     Percentage
                                                              Amount        Interest
                                                             ---------     ----------
Diversified Bond Portfolio .............................   $ 39,380,000       5.29%
Government Income Portfolio ............................     12,843,000       1.73
Conservative Balanced Portfolio ........................     87,560,000      11.76
Flexible Managed Portfolio .............................    164,437,000      22.08
Stock Index Portfolio ..................................     60,195,000       8.08
Equity Portfolio .......................................    106,923,000      14.36
Global Portfolio .......................................     30,645,000       4.12
All other portfolios (currently not available to VCA-24)    242,629,000      32.58
                                                           ------------     ------
                                                           $744,612,000     100.00%

            As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

            ABN AMRO Incorporated, 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/00. The value of the collateral including accrued interest was $214,200,332.

            Bear, Stearns & Co., Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/00. The value of the collateral including accrued interest was $214,345,594.

            Lehman Brothers, Inc., 2.50%, in the principal amount of $100,000,000, repurchase price $100,020,833, due 1/3/00. The value of the collateral including accrued interest was $101,984,334.

            Morgan (J.P.) Securities, Inc., 4.50%, in the principal amount of $114,612,000, repurchase price $114,654,980, due 1/3/00. The value of the collateral including accrued interest was $117,037,615.

            Salomon Smith Barney Inc., 2.00%, in the principal amount of $110,000,000, repurchase price $110,018,333, due 1/3/00. The value of the collateral including accrued interest was $112,554,452.

NOTE 6: PORTFOLIO SECURITIES

            The aggregate cost of purchases and proceeds from sales of securities (excluding short-term issues) for the year ended December 31, 1999 were as follows:

Cost of Purchases:

                             DIVERSIFIED    GOVERNMENT     CONSERVATIVE      FLEXIBLE        STOCK
                                BOND          INCOME         BALANCED        MANAGED         INDEX         EQUITY          GLOBAL
                           --------------  ------------   --------------  --------------  ------------   ------------   ------------
Government Securities ...  $1,032,602,727  $400,681,926   $2,149,354,256  $1,633,799,829       0              0         $ 74,089,245
Non-Government Securities  $1,163,102,559        0        $2,569,102,770  $1,933,267,104  $503,214,225   $520,771,256   $644,610,288

Proceeds from Sales:

                             DIVERSIFIED    GOVERNMENT     CONSERVATIVE      FLEXIBLE        STOCK
                                BOND          INCOME         BALANCED        MANAGED         INDEX         EQUITY          GLOBAL
                           --------------  ------------   --------------  --------------  ------------   ------------   ------------
Government Securities ...  $1,023,069,086  $456,891,636   $2,058,784,264  $1,439,490,453        0             0         $ 74,099,000
Non-Government Securities  $  945,723,708        0        $3,179,565,912  $2,423,290,053  $ 75,111,780   $614,171,048   $623,485,896

            The Global Portfolio entered into 3 swap agreements with Merrill Lynch International. The Portfolio receives the change in the market value of shares of Taiwan Semiconductor including dividends and the Portfolio pays 3 month LIBOR plus 0.75% based on the value of the shares of Taiwan Semiconductor on the date the contract was entered into. In addition, the Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. Details of the swap agreements are as follows:

   OPEN       TERMINATION                CURRENT       CURRENT
   DATE          DATE        SHARES       VALUE          BASIS      APPRECIATION
-----------   -----------  ---------   -----------    -----------   ------------
8/16/99 ...     8/18/00    1,464,601   $ 7,652,912    $ 7,011,838    $  641,074
11/16/99 ..     8/18/00      979,400     5,172,329      4,796,416       375,913
12/23/99 ..     8/18/00    1,068,669     5,680,268      5,310,003       370,265
                                       -----------    -----------    ----------
                                       $18,505,509    $17,118,258    $1,387,252


                                       C6

            The federal income tax basis and unrealized appreciation (depreciation) of the Series Funds' investments as of December 31, 1999, were as follows:

                                   DIVERSIFIED        GOVERNMENT        CONSERVATIVE        FLEXIBLE          STOCK
                                      BOND              INCOME            BALANCED           MANAGED           INDEX
                                ---------------    ---------------    ---------------   ---------------   ---------------
Gross Unrealized Appreciation   $     4,539,643    $       544,588    $   618,254,006   $   830,907,342   $ 2,409,423,762
Gross Unrealized Depreciation        48,433,942         15,994,670        240,643,859       422,071,306        99,360,670
Total Net Unrealized ........       (43,894,299)       (15,450,082)       377,610,147       408,836,036     2,310,063,092
Tax Basis ...................     1,297,397,697        376,159,957      4,477,171,346     5,222,267,377     2,346,099,763


                                       EQUITY            GLOBAL
                                  ---------------   ---------------
Gross Unrealized Appreciation     $ 1,820,600,926   $   557,819,864
Gross Unrealized Depreciation         470,574,036        13,711,041
Total Net Unrealized ........       1,350,026,890       544,108,823
Tax Basis ...................       4,885,331,050       731,553,655

            For federal income tax purposes, the following Portfolios had post October losses deferred as of December 31, 1999:

                                                 POST OCTOBER      POST OCTOBER
                                                   CURRENCY          CAPITAL
                                               LOSSES DEFERRED   LOSSES DEFERRED
                                               ---------------   ---------------
Conservative Balanced Portfolio ............              --       $ 8,302,364
Flexible Managed Portfolio .................              --        16,235,978
Global Portfolio ...........................     $   262,338                --

NOTE 7: CAPITAL

            The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 1999, only the Equity Portfolio has Class II shares outstanding.

            Transactions in shares of common stock of the Equity Portfolio for the year ended December 31, 1999 were as follows:

                            Class I                                          Shares          Amount
                            -------                                          ------          ------
Year ended December 31, 1999:
Capital stock sold ................................................         8,671,360    $   269,536,387
Capital stock issued in reinvestment of dividends and distributions        29,303,403        842,957,463
Capital stock repurchased .........................................       (33,039,026)    (1,018,930,728)
                                                                          -----------    ---------------
Net decrease in shares outstanding ................................         4,935,737    $    93,563,122
                                                                          ===========    ===============
                            Class II
                            --------
May 3, 1999(a) through December 31, 1999:
Capital stock sold ................................................            14,063    $       457,113
Capital stock issued in reinvestment of dividends and distributions             1,186             33,511
Capital stock repurchased .........................................            (4,199)          (135,030)
                                                                          -----------    ---------------
Net increase in shares outstanding ................................            11,050    $       355,594
                                                                          ===========    ===============

(a) Commencement of offering of Class II shares


                                       C7

FINANCIAL HIGHLIGHTS

                                                                  DIVERSIFIED BOND
                                         ------------------------------------------------------------------
                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                         ------------------------------------------------------------------
                                            1999          1998          1997          1996         1995(A)
                                         ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year ...   $   11.06     $   11.02     $   11.07     $   11.31     $   10.04
                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ................        0.67          0.69          0.80          0.76          0.76
Net realized and unrealized gains
  (losses) on investments ............       (0.75)         0.08          0.11         (0.27)         1.29
                                         ---------     ---------     ---------     ---------     ---------
    Total from investment operations .       (0.08)         0.77          0.91          0.49          2.05
                                         ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income .          --         (0.69)        (0.83)        (0.73)        (0.75)
Distributions from net realized gains.       (0.03)        (0.04)        (0.13)           --         (0.03)
                                         ---------     ---------     ---------     ---------     ---------
    Total distributions ..............       (0.03)        (0.73)        (0.96)        (0.73)        (0.78)
                                         ---------     ---------     ---------     ---------     ---------
Net Asset Value, end of year .........   $   10.95     $   11.06     $   11.02     $   11.07     $   11.31
                                         =========     =========     =========     =========     =========
TOTAL INVESTMENT RETURN:(B) ..........       (0.74)%        7.15%         8.57%         4.40%        20.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)    $ 1,253.8     $ 1,122.6     $   816.7     $   720.2     $   655.8
Ratios to average net assets:
  Expenses ...........................        0.43%         0.42%         0.43%         0.45%         0.44%
  Net investment income ..............        6.25%         6.40%         7.18%         6.89%         7.00%
Portfolio turnover rate ..............         171%          199%          224%          210%          199%

                                                                   GOVERNMENT INCOME
                                         ------------------------------------------------------------------
                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                         ------------------------------------------------------------------
                                            1999          1998          1997          1996         1995(A)
                                         ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year ...   $ 11.87       $ 11.52       $ 11.22       $ 11.72       $ 10.46
                                         -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ................      0.76          0.67          0.75          0.75          0.74
Net realized and unrealized gains
  (losses) on investments ............     (1.08)         0.36          0.30         (0.51)         1.28
                                         -------       -------       -------       -------       -------
    Total from investment operations .     (0.32)         1.03          1.05          0.24          2.02
                                         -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income .        --         (0.68)        (0.75)        (0.74)        (0.76)
Dividends in excess of  net investment
  income .............................        --            --(c)         --            --            --
                                         -------       -------       -------       -------       -------
    Total distributions ..............        --         (0.68)        (0.75)        (0.74)        (0.76)
                                         -------       -------       -------       -------       -------
Net Asset Value, end of year .........   $ 11.55       $ 11.87       $ 11.52       $ 11.22       $ 11.72
                                         =======       =======       =======       =======       =======
TOTAL INVESTMENT RETURN:(B) ..........     (2.70)%        9.09%         9.67%         2.22%        19.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)    $ 335.5       $ 443.2       $ 429.6       $ 482.0       $ 501.8
Ratios to average net assets:
  Expenses ...........................      0.44%         0.43%         0.44%         0.46%         0.45%
  Net investment income ..............      5.72%         5.71%         6.40%         6.38%         6.55%
Portfolio turnover rate ..............       106%          109%           88%           95%          195%

(a)   Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)   Less than $.005 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       D1

FINANCIAL HIGHLIGHTS

                                                                CONSERVATIVE BALANCED
                                         ------------------------------------------------------------------
                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                         ------------------------------------------------------------------
                                            1999          1998          1997          1996         1995(A)
                                         ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year ....  $   15.08     $   14.97     $   15.52     $   15.31     $   14.10
                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................       0.62          0.66          0.76          0.66          0.63
Net realized and unrealized gains
  (losses) on investments .............       0.37          1.05          1.26          1.24          1.78
                                         ---------     ---------     ---------     ---------     ---------
    Total from investment operations ..       0.99          1.71          2.02          1.90          2.41
                                         ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ..      (0.62)        (0.66)        (0.76)        (0.66)        (0.64)
Distributions from net realized gains .      (0.06)        (0.94)        (1.81)        (1.03)        (0.56)
Distributions in excess of net
  realized gains ......................      (0.03)           --            --            --            --
                                         ---------     ---------     ---------     ---------     ---------
    Total distributions ...............      (0.71)        (1.60)        (2.57)        (1.69)        (1.20)
                                         ---------     ---------     ---------     ---------     ---------
Net Asset Value, end of year ..........  $   15.36     $   15.08     $   14.97     $   15.52     $   15.31
                                         =========     =========     =========     =========     =========
TOTAL INVESTMENT RETURN:(B) ...........       6.69%        11.74%        13.45%        12.63%        17.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) .  $ 4,387.1     $ 4,796.0     $ 4,744.2     $ 4,478.8     $ 3,940.8
Ratios to average net assets:
  Expenses ............................       0.57%         0.57%         0.56%         0.59%         0.58%
  Net investment income ...............       4.02%         4.19%         4.48%         4.13%         4.19%
Portfolio turnover rate ...............        109%          167%          295%          295%          201%

                                                              FLEXIBLE MANAGED PORTFOLIO
                                         ------------------------------------------------------------------
                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                         ------------------------------------------------------------------
                                            1999          1998          1997          1996         1995(A)
                                         ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year ...   $   16.56     $   17.28     $   17.79     $   17.86     $   15.50
                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ................        0.58          0.58          0.59          0.57          0.56
Net realized and unrealized gains on
  investments ........................        0.69          1.14          2.52          1.79          3.15
                                         ---------     ---------     ---------     ---------     ---------
    Total from investment operations .        1.27          1.72          3.11          2.36          3.17
                                         ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income .          --         (0.59)        (0.58)        (0.58)        (0.56)
Distributions from net realized gains        (0.19)        (1.85)        (3.04)        (1.85)        (0.79)
                                         ---------     ---------     ---------     ---------     ---------
    Total distributions ..............       (0.19)        (2.44)        (3.62)        (2.43)        (1.35)
                                         ---------     ---------     ---------     ---------     ---------
Net Asset Value, end of year .........   $   17.64     $   16.56     $   17.28     $   17.79     $   17.86
                                         =========     =========     =========     =========     =========
TOTAL INVESTMENT RETURN:(B) ..........        7.78%        10.24%        17.96%        13.64%        24.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)    $ 5,125.3     $ 5,410.0     $ 5,490.1     $ 4,896.9     $ 4,261.2
Ratios to average net assets:
  Expenses ...........................        0.62%         0.61%         0.62%         0.64%         0.63%
  Net investment income ..............        3.20%         3.21%         3.02%         3.07%         3.30%
Portfolio turnover rate ..............          76%          138%          227%          233%          173%

(a)   Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       D2

FINANCIAL HIGHLIGHTS

                                                                     STOCK INDEX
                                         ------------------------------------------------------------------
                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                         ------------------------------------------------------------------
                                            1999          1998          1997          1996         1995(A)
                                         ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year ..    $   37.74     $   30.22     $   23.74     $   19.96     $   14.96
                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............         0.44          0.42          0.43          0.40          0.40
Net realized and unrealized gains
  (losses) on investments ...........         7.23          8.11          7.34          4.06          5.13
                                         ---------     ---------     ---------     ---------     ---------
    Total from investment operations          7.67          8.53          7.77          4.46          5.53
                                         ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income         (0.43)        (0.42)        (0.42)        (0.40)        (0.38)
Distributions from net realized gains        (0.53)        (0.59)        (0.87)        (0.28)        (0.15)
                                         ---------     ---------     ---------     ---------     ---------
    Total Distributions .............        (0.96)        (1.01)        (1.29)        (0.68)        (0.53)
                                         ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Year ........    $   44.45     $   37.74     $   30.22     $   23.74     $   19.96
                                         =========     =========     =========     =========     =========
TOTAL INVESTMENT RETURN:(B) .........        20.54%        28.42%        32.83%        22.57%        37.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)    $ 4,655.0     $ 3,548.1     $ 2,448.2     $ 1,581.4     $ 1,031.3
Ratios to average net assets:
  Expenses ..........................         0.39%         0.37%         0.37%         0.40%         0.38%
  Net investment income .............         1.09%         1.25%         1.55%         1.95%         2.27%
Portfolio turnover rate .............            2%            3%            5%            1%            1%

(a)   Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

                                                                   EQUITY CLASS I                              EQUITY CLASS II
                                         ------------------------------------------------------------------   -----------------
                                                                      YEAR ENDED
                                                                     DECEMBER 31,                               MAY 3, 1999(D)
                                         ------------------------------------------------------------------        THROUGH
                                            1999          1998          1997          1996         1995(A)    DECEMBER 31, 1999
                                         ---------     ---------     ---------     ---------     ---------    -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ..  $   29.64     $   31.07     $   26.96     $   25.64     $   20.66        $   32.79
                                         ---------     ---------     ---------     ---------     ---------        ---------
INCOME FROM INVESTMENT  OPERATIONS:
Net investment income .................       0.54          0.60          0.69          0.71          0.55             0.28
Net realized and unrealized gains on
  investments .........................       3.02          2.21          5.88          3.88          5.89            (0.60)
                                         ---------     ---------     ---------     ---------     ---------        ---------
    Total from investment operations ..       3.56          2.81          6.57          4.59          6.44            (0.32)
                                         ---------     ---------     ---------     ---------     ---------        ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ..      (0.53)        (0.60)        (0.70)        (0.67)        (0.52)           (0.34)
Distributions from net realized gains .      (3.77)        (3.64)        (1.76)        (2.60)        (0.94)           (3.21)
                                         ---------     ---------     ---------     ---------     ---------        ---------
    Total distributions ...............      (4.30)        (4.24)        (2.46)        (3.27)        (1.46)           (3.55)
                                         ---------     ---------     ---------     ---------     ---------        ---------
Net Asset Value, end of period ........  $   28.90     $   29.64     $   31.07     $   26.96     $   25.64        $   28.92
                                         =========     =========     =========     =========     =========        =========
TOTAL INVESTMENT RETURN:(B) ...........      12.49%         9.34%        24.66%        18.52%        31.29%           (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)  $ 6,235.0     $ 6,247.0     $ 6,024.0     $ 4,814.0     $ 3,813.8        $     0.3
Ratios to average net assets:
  Expenses ............................       0.47%         0.47%         0.46%         0.50%         0.48%            0.87%(c)
  Net investment income ...............       1.72%         1.81%         2.27%         2.54%         2.28%            1.33%(c)
Portfolio turnover rate ...............          9%           25%           13%           20%           18%               9%

(a)   Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(c)   Annualized
(d)   Commencement of offering of Class II shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       D3

FINANCIAL HIGHLIGHTS

                                                                        GLOBAL
                                         ------------------------------------------------------------------
                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                         ------------------------------------------------------------------
                                            1999          1998          1997          1996         1995(A)
                                         ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year ..    $   21.16     $   17.92     $   17.85     $   15.53     $   13.88
                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............         0.06          0.07          0.09          0.11          0.06
Net realized and unrealized gains
  (losses) on investments ...........        10.04          4.38          1.11          2.94          2.14
                                         ---------     ---------     ---------     ---------     ---------
    Total from investment operations         10.10          4.45          1.20          3.05          2.20
                                         ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income            --         (0.16)        (0.13)        (0.11)        (0.24)
Dividends in excess of net investment
  income ............................        (0.10)        (0.12)        (0.10)           --            --
Distributions from net realized gains        (0.18)        (0.93)        (0.90)        (0.62)        (0.31)
                                         ---------     ---------     ---------     ---------     ---------
    Total distributions .............        (0.28)        (1.21)        (1.13)        (0.73)        (0.55)
                                         ---------     ---------     ---------     ---------     ---------
Net Asset Value, end of year ........    $   30.98     $   21.16     $   17.92     $   17.85     $   15.53
                                         =========     =========     =========     =========     =========
TOTAL INVESTMENT RETURN:(B)                  48.27%        25.08%         6.98%        19.97%        15.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)    $ 1,298.3     $   844.5     $   638.4     $   580.6     $   400.1
Ratios to average net assets:
  Expenses ..........................         0.84%         0.86%         0.85%         0.92%         1.06%
  Net investment income .............         0.21%         0.29%         0.47%         0.64%         0.44%
Portfolio turnover rate .............           76%           73%           70%           41%           59%

(a)   Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(c)   Annualized
(d)   Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       D4

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Bond Portfolio, Government Income Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, Stock Index Portfolio, Equity Portfolio and Global Portfolio (seven of the seventeen portfolios that costitute The Prudential Series Fund, Inc.: the "Portfolios") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights of each Portfolio fort he period ended December 31, 1995 were audited by other independent accountants whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP

1177 Avenue of the America
New York, NY 10036
February 23, 2000

                           TAX INFORMATION (UNAUDITED)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1999) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 1999, the Series Fund paid dividends as follows:

                                       ORDINARY DIVIDENDS
                                       ------------------
                                               SHORT-TERM       LONG-TERM        TOTAL
                                     INCOME   CAPITAL GAINS   CAPITAL GAINS    DIVIDENDS
                                     ------   -------------   -------------    ---------
Diversified Bond Portfolio                        $0.029         $0.001         $0.030
Government Income Portfolio                                                         --
Conservative Balanced Portfolio      $0.623        0.043          0.043          0.709
Flexible Managed Portfolio            0.001        0.100          0.093          0.194
Stock Index Portfolio                 0.434        0.069          0.462          0.965
Equity Portfolio                      0.530        0.260          3.511          4.301
Global Portfolio                      0.100        0.018          0.157          0.275


                                       E1

================================================================================
                          THE PRUDENTIAL MEDLEY PROGRAM
                               BOARD OF DIRECTORS

JOHN R. STRANGFELD                     W. SCOTT MCDONALD, JR., PH.D.
Chairman,                              Vice President,
The Prudential Series Fund, Inc.       Kaludis Consulting Group
The Prudential Variable Contract
  Accounts 10; 11

SAUL K. FENSTER, PH.D.                 JOSEPH  WEBER, PH.D.
President,                             Vice President,
New Jersey Institute of Technology     Interclass (international corporate
                                       learning)

================================================================================

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a VARIABLE LIFE INSURANCE CONTRACT, please call the following telephone number:

                                [GRAPHIC OMITTED]
                                  (800)778-2255
                         8 A.M. - MIDNIGHT EASTERN TIME

If you own a VARIABLE ANNUITY CONTRACT, please call the following telephone number:

                                [GRAPHIC OMITTED]
                                  (888)778-2888
                          8 A.M. - 9 P.M. EASTERN TIME

================================================================================

STANDARD & POOR'S 500 INDEX comprises 500 large, established, publicly traded stocks. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX comprises approximately 620 European companies. SALOMON BROTHERS EXTENDED MARKET INDEX defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/BARRA VALUE INDEX contains companies within the S&P 500 with lower price-to-book ratios. S&P/BARRA GROWTH INDEX contains companies within the S&P 500 with higher price-to-book ratios. RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios. RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios. MORGAN STANLEY CAPITAL INTERNATIONAL WORLD FREE INDEX contains those companies in the MCSI WORLD INDEX that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX measures the performance of Japan's stock market.

================================================================================

Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

================================================================================

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies. Proxy material and tax information will continue to be sent to each account of record.

The Prudential Insurance Company of America                         ------------
30 Scranton Office Park                                              PRSRT.STD.
Scranton, PA 18507-1789                                             U.S. POSTAGE
(800) 458-6333                                                          PAID
                                                                      SUMMIT NJ
Address Service Requested                                           Permit  #657
                                                                    ------------

                              Printed in the U.S.A.               MD.RA.006.0100
                               on recycled paper.